                    [ANNOTATED FORM N-CSR FOR ANNUAL REPORTS]

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file
number: 811-05624
       -------------------------------------------------

Morgan Stanley Institutional Fund, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

1221 Avenue of the America's 22nd Floor New York, NY 10020
--------------------------------------------------------------------------------
      (Address of principal executive offices)                  (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, 33rd Floor New York, New York 10020
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area
code: 1-800-221-6726
     -----------------------------------

Date of fiscal year
end: 12/31
    --------------------------------------------------------------
Date of reporting
period: 12/31/04
       --------------------------------------------------------------

    Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

    A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

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ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

[MORGAN STANLEY LOGO]

2004 ANNUAL REPORT
DECEMBER 31, 2004


MORGAN STANLEY INSTITUTIONAL FUND, INC.


GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS

ACTIVE INTERNATIONAL ALLOCATION
EMERGING MARKETS
EUROPEAN REAL ESTATE
GLOBAL FRANCHISE
GLOBAL VALUE EQUITY
INTERNATIONAL EQUITY
INTERNATIONAL MAGNUM
INTERNATIONAL SMALL CAP

U.S. EQUITY PORTFOLIOS

EQUITY GROWTH
FOCUS EQUITY
SMALL COMPANY GROWTH
U.S. REAL ESTATE
VALUE EQUITY

FIXED INCOME PORTFOLIO

EMERGING MARKETS DEBT

MONEY MARKET PORTFOLIOS

MONEY MARKET
MUNICIPAL MONEY MARKET

                                          2004 ANNUAL REPORT

                                          December 31, 2004

Table of Contents

SHAREHOLDER'S LETTER                                                           3
PERFORMANCE SUMMARY                                                            4
INVESTMENT OVERVIEWS AND PORTFOLIOS OF INVESTMENTS
GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
Active International Allocation                                                6
Emerging Markets                                                              20
European Real Estate                                                          27
Global Franchise                                                              31
Global Value Equity                                                           35
International Equity                                                          40
International Magnum                                                          45
International Small Cap                                                       52

U.S. EQUITY PORTFOLIOS:
Equity Growth                                                                 57
Focus Equity                                                                  62
Small Company Growth                                                          67
U.S. Real Estate                                                              72
Value Equity                                                                  77

FIXED INCOME PORTFOLIO:
Emerging Markets Debt                                                         82

MONEY MARKET PORTFOLIOS:
Money Market                                                                  88
Municipal Money Market                                                        91

STATEMENTS OF ASSETS AND LIABILITIES                                          96
STATEMENTS OF OPERATIONS                                                     100
STATEMENTS OF CHANGES IN NET ASSETS                                          104
FINANCIAL HIGHLIGHTS                                                         112
NOTES TO FINANCIAL STATEMENTS                                                127
REPORT OF INDEPENDENT REGISTERED PUBLIC
  ACCOUNTING FIRM                                                            137
FEDERAL INCOME TAX INFORMATION                                               138
DIRECTOR AND OFFICER INFORMATION                                             139

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY PROSPECTUSES OF THE MORGAN STANLEY INSTITUTIONAL FUND, INC. TO RECEIVE A PROSPECTUS AND/OR SAI, WHICH CONTAINS MORE COMPLETE INFORMATION SUCH AS INVESTMENT OBJECTIVES, CHARGES, EXPENSES, POLICIES FOR VOTING PROXIES, RISK CONSIDERATIONS, AND DESCRIBES IN DETAIL EACH OF THE PORTFOLIO'S INVESTMENT POLICIES TO THE PROSPECTIVE INVESTOR, PLEASE CALL 1-(800)-548-7786. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY. ADDITIONALLY, YOU CAN ACCESS PORTFOLIO INFORMATION INCLUDING PERFORMANCE, CHARACTERISTICS, AND INVESTMENT TEAM COMMENTARY THROUGH MORGAN STANLEY INVESTMENT MANAGEMENT'S WEB-SITE: www.morganstanley.com/im.

                                                              IS05-001841-Y12/04

                                                                               1
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                 (This page has been left blank intentionally.)

                                          2004 ANNUAL REPORT

                                          December 31, 2004

Dear Shareholders:

We are pleased to present to you the Fund's Annual Report for the year ended December 31, 2004. Our Fund currently offers 16 portfolios providing investors with a full array of global and domestic equity and fixed-income products. The Fund's portfolios, together with the portfolios of the Morgan Stanley Institutional Fund Trust, provide investors with a means to help them meet specific investment needs and to allocate their investments among equities (e.g., value and growth; small, medium, and large capitalization), fixed income (e.g., short, medium, and long duration; investment grade and high yield) and cash (e.g., money market).

Sincerely,

/s/ Ronald E. Robison
Ronald E. Robison
Executive Vice President --
Principal Executive Officer

January 2005

2004 ANNUAL REPORT

December 31, 2004

PERFORMANCE SUMMARY

                                                                                                ONE YEAR
                                                        INCEPTION DATES                       TOTAL RETURN
                                                     -------------------------------------------------------------------
                                                                                                         COMPARABLE
                                                      CLASS A      CLASS B      CLASS A       CLASS B       INDICES
                                                     -------------------------------------------------------------------
GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
  Active International Allocation                     1/17/92       1/2/96        16.64%        16.29%        20.25%(1)
  Emerging Markets                                    9/25/92       1/2/96        24.09         23.84         25.55 (2)
  European Real Estate                                10/1/97      10/1/97        47.49         47.15         50.60 (3)
  Global Franchise                                   11/28/01     11/28/01        13.77         13.56         14.72 (4)
  Global Value Equity                                 7/15/92       1/2/96        14.13         13.78         14.72 (4)
  International Equity                                 8/4/89       1/2/96        19.96         19.67         20.25 (1)
  International Magnum                                3/15/96      3/15/96        18.45         18.15         20.25 (1)
  International Small Cap                            12/15/92           --        33.53            --         30.78 (5)

U.S. EQUITY PORTFOLIOS:
  Equity Growth                                        4/2/91       1/2/96         7.75          7.45          6.30 (6)
  Focus Equity                                         3/8/95       1/2/96         7.00          6.75          6.30 (6)
  Small Company Growth                                11/1/89       1/2/96        19.17         18.79         14.31 (7)
  U.S. Real Estate                                    2/24/95       1/2/96        37.28         36.95         31.58 (8)
  Value Equity                                        1/31/90       1/2/96        14.56         14.07         16.49 (9)

FIXED INCOME PORTFOLIO:
  Emerging Markets Debt                                2/1/94       1/2/96        10.07          9.90         11.73 (10)

MONEY MARKET PORTFOLIOS:
  Money Market                                       11/15/88           --           --            --            --
  Municipal Money Market                              2/10/89           --           --            --            --

YIELD INFORMATION AS OF DECEMBER 31, 2004

                                                        7 DAY        7 DAY       30 DAY        30 DAY
                                                      CURRENT    EFFECTIVE      CURRENT    COMPARABLE
                                                       YIELD+       YIELD+      YIELD++         YIELD
                                                     ------------------------------------------------------
MONEY MARKET PORTFOLIOS:
  Money Market                                           1.96%        1.98%        1.88%         1.73% (11)
  Municipal Money Market                                 1.62         1.63         1.41          1.20  (12)

+ The 7 day current yield and 7 day effective yield assume an annualization of the current yield with all dividends reinvested. As with all money market portfolios, yields will fluctuate as market conditions change and the 7 day yields are not necessarily indicative of future performance.

++ The current 30 day yield reflects the net investment income generated by the Portfolio over a specified 30 day period expressed as an annual percentage. Expenses accrued for the 30 day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PERFORMANCE SUMMARY (CONT'D)

                                                                 FIVE YEAR                                TEN YEAR
                                                        AVERAGE ANNUAL TOTAL RETURN              AVERAGE ANNUAL TOTAL RETURN
                                                     -------------------------------------------------------------------------------
                                                                             COMPARABLE                              COMPARABLE
                                                      CLASS A      CLASS B      INDICES         CLASS A     CLASS B     INDICES
                                                     -------------------------------------------------------------------------------
GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
  Active International Allocation                       (1.03)%       0.04%       (1.13)%(1)       6.74%         --        5.62%(1)
  Emerging Markets                                       1.21         0.96         4.40  (2)       4.47          --        3.19 (2)
  European Real Estate                                  22.60        22.26        22.55  (3)         --          --          -- (3)
  Global Franchise                                         --           --           --  (4)         --          --          -- (4)
  Global Value Equity                                    4.54         4.26        (2.45) (4)      10.38          --        8.09 (4)
  International Equity                                   8.57         8.32        (1.13) (1)      12.26          --        5.62 (1)
  International Magnum                                  (0.74)       (1.00)       (1.13) (1)         --          --          -- (1)
  International Small Cap                               11.99           --         8.64  (5)      11.79          --        3.31 (5)

U.S. EQUITY PORTFOLIOS:                                 (5.86)       (6.08)       (9.29) (6)      11.86          --        9.59 (6)
  Equity Growth                                         (5.66)       (5.89)       (9.29) (6)         --          --          -- (6)
  Focus Equity                                           1.82         1.58        (3.57) (7)      15.49          --        7.12 (7)
  Small Company Growth                                  21.86        21.49        21.95  (8)         --          --          -- (8)
  U.S. Real Estate                                       5.75         6.71         5.27  (9)      12.76          --       13.83 (9)
  Value Equity

FIXED INCOME PORTFOLIO:
  Emerging Markets Debt                                 14.44        14.19        12.99  (10)     13.97          --       14.49(10)

MONEY MARKET PORTFOLIOS:
  Money Market                                             --           --           --              --          --          --
  Municipal Money Market                                   --           --           --              --          --          --

                                                                    SINCE INCEPTION
                                                              AVERAGE ANNUAL TOTAL RETURN
                                                     ----------------------------------------------
                                                               COMPARABLE                COMPARABLE
                                                                INDICES -                 INDICES -
                                                      CLASS A     CLASS A     CLASS B       CLASS B
                                                     ----------------------------------------------
GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
  Active International Allocation                        6.97%       6.54%       7.52%         5.01%(1)
  Emerging Markets                                       8.29        7.39        5.70          4.09 (2)
  European Real Estate                                  14.68       15.53       14.39         15.53 (3)
  Global Franchise                                      17.61        7.33       17.28          7.33 (4)
  Global Value Equity                                   11.85        8.51        9.14          6.72 (4)
  International Equity                                  11.69        4.52       11.98          5.01 (1)
  International Magnum                                   4.64        5.17        4.36          5.17 (1)
  International Small Cap                               13.72        6.15          --            -- (5)

U.S. EQUITY PORTFOLIOS:                                 10.61        8.98        8.37          6.81 (6)
  Equity Growth                                         13.10        9.13        9.74          6.81 (6)
  Focus Equity                                          13.54        7.56       13.39          4.73 (7)
  Small Company Growth                                  17.77       15.03       16.66         14.77 (8)
  U.S. Real Estate                                      11.13       12.59       13.46         11.31 (9)
  Value Equity

FIXED INCOME PORTFOLIO:
  Emerging Markets Debt                                 11.24       11.03       12.19         13.10 (10)

MONEY MARKET PORTFOLIOS:
  Money Market                                             --          --          --            --
  Municipal Money Market                                   --          --          --            --

PERFORMANCE DATA QUOTED ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED AND REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT www.morganstanley.com/im OR CALL 1-800-548-7786. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

INDICES:

 (1) MSCI EAFE (Europe, Australasia, and Far East)
 (2) MSCI Emerging Markets Free
 (3) GPR General Real Estate Securities - Europe
 (4) MSCI World
 (5) MSCI EAFE Small Cap Total Return
 (6) Russell 1000 Growth
 (7) Russell 2000 Growth
 (8) National Association of Real Estate Investment Trusts (NAREIT) Equity
 (9) Russell 1000 Value
(10) J.P. Morgan Emerging Markets Global Bond
(11) iMoneyNet Money Fund Comparable Yield
(12) iMoneyNet Municipal Money Fund Comparable Yield

INVESTMENTS IN THE MONEY MARKET OR MUNICIPAL MONEY MARKET PORTFOLIOS ARE NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION. ALTHOUGH THE MONEY MARKET AND MUNICIPAL MONEY MARKET PORTFOLIOS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THESE PORTFOLIOS. PLEASE READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

[CHART]

    COMPARISON OF THE CHANGE IN VALUE OF A $500,000* INVESTMENT OVER 10 YEARS

                        ACTIVE                                LIPPER
                        INTERNATIONAL                         INTERNATIONAL
FISCAL YEAR             ALLOCATION                            MULTI-CAP
ENDED                   PORTFOLIO -       MSCI EAFE           CORE FUNDS
DECEMBER 31             CLASS A           INDEX               INDEX
1994                     500000           500000               500000
1995                     552850           556050               560579
1996                     606532           589691               639149
1997                     658754           600188               688978
1998                     791295           720225               750912
1999                    1011452           914398              1099156
2000                     860038           784811               960518
2001                     708413           616548               809649
2002                     615540           518270               710779
2003                     823285           718270               938994
2004                     960350           863650              1096150

[CHART]

          COMPARISON OF THE CHANGE IN VALUE OF A $100,000* INVESTMENT

                        ACTIVE                                LIPPER
                        INTERNATIONAL                         INTERNATIONAL
FISCAL YEAR             ALLOCATION                            MULTI-CAP
ENDED                   PORTFOLIO -       MSCI EAFE           CORE FUNDS
DECEMBER 31             CLASS B           INDEX               INDEX
**                       100000           100000                100000
1996                     110240           106050                114212
1997                     120900           107938                123595
1998                     147498           129525                135215
1999                     188783           164445                194722
2000                     163260           141140                168032
2001                     136958           110880                138555
2002                     120812            93206                119218
2003                     165066           129174                163419
2004                     191970           155220                194310

*    Minimum Investment
**   Commenced offering on January 2, 1996.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1) AND THE LIPPER INTERNATIONAL MULTI-CAP CORE FUNDS INDEX(2)

                                                  TOTAL RETURNS(3)
                                    --------------------------------------------
                                                        AVERAGE ANNUAL
                                              ----------------------------------
                                       ONE      FIVE        TEN            SINCE
                                      YEAR     YEARS      YEARS     INCEPTION(6)
--------------------------------------------------------------------------------
Portfolio - Class A (4)              16.64%    (1.03)%     6.74%            6.97%
MSCI EAFE Index                      20.25     (1.13)      5.62             6.54
Lipper International Multi-Cap
  Core Funds Index                   19.20      0.01       8.17               --
Portfolio - Class B (5)              16.29      0.04         --             7.52
MSCI EAFE Index                      20.25     (1.13)        --             5.01
Lipper International Multi-Cap
  Core Funds Index                   19.20      0.01         --             7.66

(1) The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices:
     Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
(2) The Lipper International Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper International Multi-Cap Core Funds classification.
(3) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(4)  Commenced operations on January 17, 1992
(5)  Commenced offering on January 2, 1996
(6) For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

The Active International Allocation Portfolio seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the Adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

supervision and regulation, less liquidity and the potential for market volatility and political instability.

PERFORMANCE

For the year ended December 31, 2004, the Portfolio had a total return based on net asset value per share of 16.64%, net of fees, for Class A shares and 16.29%, net of fees, for Class B shares compared to 20.25% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index").

FACTORS AFFECTING PERFORMANCE

   - For the full year period, we maintained a fully invested strategy and did not move to a defensive posture. In our opinion, the overall market called to stay fully invested and to keep some exposure to beta (Asia and Emerging Markets) and to materials and resources.

   - Performance was hurt by Germany's poor showing, by Japan's third and fourth quarter underperformance, a small underweight to technology in the first quarter and by a slight underweight to real estate and some financials.

   - Nearly every country in the Index had positive performance for 2004, and U.S. based investors were helped by further strength of foreign currencies. In Asia, Australia and Hong Kong each gained over 25%, while in Singapore, the currency rose 17.5%. Japan was aided by the nearly 5% boost in the Japanese yen.

   - There was some divergence in sector performance for the year, with utilities (34.0%) and energy (24.7%) being the best, and with information technology (6.8%) and health care (14.6%)being the worst.

MANAGEMENT STRATEGIES

   - We remain cautiously optimistic on markets for the next few months at least and continue to favor the higher growth/somewhat cyclical areas of Asia and core Europe over the United Kingdom and late cyclical sectors over staples.

   - While it is true that markets need to adjust to a still tightening Federal Reserve Policy, some rise in inflation, and slowing global economies, we do not believe the business and market cycles have to abort just yet. While leading economic indicators have been falling since February 2004, manufacturing and business surveys are still mixed-to-positive, long and short interest rates remain low, and corporate and household cash levels quite high. Our work on valuations shows that global equities are cheap almost everywhere versus bond yields. In Europe, most dividend yields are higher than bond yields. This gives support to markets even if economic growth just muddles along.

   - Japan's economic recovery has slowed - to the point where many investors (such as ourselves) who were hopeful that "this time it was different" are beginning to feel "deja vu all over again." While it is true that Japan's economy remains primarily cyclically driven by growth in the United States and China, we believe that the corporate/micro story has improved and that deflation is nearing its end, which provides a better economic foundation for this slowdown. This is not all bad for the long run and it adds to the operating leverage if there is any surprise in top line growth. We are hopeful there will be.

   - An issue that has gotten a lot of attention in the past quarter has been the potential ramifications of a decline in the U.S. dollar. Aside from the obvious benefit rising currencies give to U.S. investors in foreign markets - the worry is that a too-rapid U.S. dollar decline could become disorderly; raising U.S. Treasury yields/inflation and choking off economic growth. The dollar decline up to this point has been orderly (about 15% on a trade weighted basis since early 2002), and unlike in 1987, inflation is under control, U.S. Treasury yields remain low, and the Asian buyers of U.S. assets continue to seem inclined to buy. This gives more hope that the slowing of U.S. (at least relative) demand, which is required to bring the U.S. current account deficit back in line, can occur in part by boosting European, Japanese, and Asian domestic growth. If these events occur, the result should benefit international market returns.

   - While 2004 was a big disappointment on the European economic front (2.0% gross domestic product (GDP) growth vs. 4.4% for U.S., 2.8% for Japan), European markets powered ahead each time the outlook for continued global health cleared. It will be interesting in 2005 to see how these factors play out, but the impetus and acknowledgement of the need for corporate self-help in terms of cost cutting and productivity has been greatly heightened in the past couple years.

   - The emerging markets remain the fastest growing regions of the world and still the cheapest, in our opinion. Earnings expectations for 2005 are subdued, as return on equities have risen greatly, and no one wants to forecast too optimistically given the uncertainties of China, oil, the U.S. dollar etc. We continue to have positions in Brazil, China, Thailand, Russia and Malaysia. The frustration is how often these markets run at odds to one another. However, as long as the global growth environment remains stable, we believe these markets should add value over time. A positive

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

      surprise could be that China's growth is solid for another year.

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                         EXPENSES PAID
                                                       ENDING ACCOUNT   DURING PERIOD*
                                           BEGINNING            VALUE   JULY 1, 2004--
                                       ACCOUNT VALUE     DECEMBER 31,     DECEMBER 31,
                                        JULY 1, 2004             2004             2004
--------------------------------------------------------------------------------------
CLASS A
Actual                                $     1,000.00   $     1,128.70   $         4.28
Hypothetical (5% average
annual return before expenses)              1,000.00         1,021.11             4.06

CLASS B
Actual                                      1,000.00         1,127.00             5.61
Hypothetical (5% average
annual return before expenses)              1,000.00         1,019.86             5.33

* Expenses are equal to Class A and Class B annualized net expense ratios of 0.80% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holding by industry, as a percentage of total investments.

[CHART]

Commercial Banks                             12.3%
Oil & Gas                                     6.7%
Pharmaceuticals                               4.8%
Diversified Telecommunication Services        4.1%
Other*                                       49.4%
Short-Term Investments                       22.7%

* Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

January 2005

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
----------------------------------------------------------------------------------------------
COMMON STOCKS (84.3%)
AUSTRALIA (2.4%)
Alumina Ltd.                                                          68,209   $           317
Amcor Ltd.                                                            51,641               297
AMP Ltd.                                                              33,484               190
Ansell Ltd.                                                            4,383                31
Australia & New Zealand Banking Group Ltd.                            36,406               586
Australian Gas Light Co., Ltd.                                        11,707               125
BHP Billiton Ltd.                                                    221,127             2,654
BlueScope Steel Ltd.                                                  43,080               278
Boral Ltd.                                                            34,501               185
Brambles Industries Ltd.                                              24,925               136
Centro Properties Group                                               18,917                86
CFS Gandel Retail Trust                                               40,762                51
Coca-Cola Amatil Ltd.                                                 12,924                82
Coles Myer Ltd.                                                       27,045               209
Commonwealth Bank of Australia                                        30,082               755
CSL Ltd.                                                               2,172                50
CSR Ltd.                                                           (c)53,898               112
Foster's Group Ltd.                                                   51,400               233
General Property Trust                                                49,849               146
Insurance Australia Group Ltd.                                        42,790               215
Investa Property Group                                                32,296                57
James Hardie Industries N.V.                                          26,984               141
John Fairfax Holdings Ltd.                                            25,260                90
Leighton Holdings Ltd.                                              (c)5,438                52
Lend Lease Corp., Ltd.                                                10,440               108
Macquarie Bank Ltd.                                                    5,261               191
Macquarie Infrastructure Group                                        48,133               128
Mayne Group Ltd.                                                      22,671                76
Mirvac Group                                                       (c)20,222                77
National Australia Bank Ltd.                                          39,082               881
Newcrest Mining Ltd.                                                  19,326               264
OneSteel Ltd.                                                         32,642                66
Orica Ltd.                                                            15,887               253
Origin Energy Ltd.                                                     7,888                43
PaperlinX Ltd.                                                     (c)26,241                97
Patrick Corp., Ltd.                                                   23,518               121
QBE Insurance Group Ltd.                                           (c)16,796               202
Rinker Group Ltd.                                                     55,591               463
Rio Tinto Ltd.                                                     (c)18,317               561
Santos Ltd.                                                           15,736               104
Sonic Healthcare Ltd.                                                  4,662                44
Southcorp Ltd.                                                     (a)17,933                60
Stockland                                                             29,192               137
Stockland (New)                                                        1,035                 5
Suncorp-Metway Ltd.                                                   13,882               189
TABCORP Holdings Ltd.                                                 10,214               138
Telstra Corp., Ltd.                                                   54,349               209
Transurban Group                                                      14,272                75
Wesfarmers Ltd.                                                        9,460               295
Westfield Group                                                 (a)(c)27,210               350
Westpac Banking Corp.                                                 42,543               649
WMC Resources Ltd.                                                    68,081               385
Woodside Petroleum Ltd.                                               12,003               189
Woolworths Ltd.                                                       24,886   $           292
----------------------------------------------------------------------------------------------
                                                                                        13,730
==============================================================================================
AUSTRIA (1.3%)
Bank Austria Creditanstalt AG                                         10,833               977
Boehler-Uddeholm AG                                                    1,904               240
Erste Bank der Oesterreichischen
  Sparkassen AG                                                       35,060             1,869
Flughafen Wien AG                                                      3,154               238
IMMOFINANZ Immobilien Anlagen AG                                   (a)56,528               540
Mayr-Melnhof Karton AG                                                 1,261               214
OMV AG                                                                 3,262               981
RHI AG                                                           (a)(c)4,447               135
Telekom Austria AG                                                    58,763             1,112
VA Technologie AG                                                   (a)2,483               197
Verbund-Oesterreichische
  Elektrizitaetswirtschafts AG, Class A                                1,049               233
Voestalpine AG                                                      (c)6,430               499
Wienerberger AG                                                        9,664               461
----------------------------------------------------------------------------------------------
                                                                                         7,696
==============================================================================================
BELGIUM (0.6%)
AGFA-Gevaert N.V.                                                      7,790               264
Bekaert S.A.                                                             281                22
Belgacom S.A.                                                       (a)3,371               145
Dexia                                                                 30,331               696
Electrabel S.A.                                                          708               315
Fortis                                                                45,201             1,248
InBev N.V.                                                             2,208                86
KBC Bancassurance Holding                                           (c)4,183               321
Solvay S.A., Class A                                                   2,252               247
UCB S.A.                                                               3,462               176
Umicore                                                                  266                25
----------------------------------------------------------------------------------------------
                                                                                         3,545
==============================================================================================
BRAZIL (1.0%)
AmBev (Preference)                                                 1,247,000               347
Aracruz Celulose S.A., Class B (Preference)                           32,000               122
Banco Bradesco S.A. (Preference)                                      15,000               363
Banco Itau Holding Financeira S.A. (Preference)                        3,075               462
Brasil Telecom Participacoes S.A. (Preference)                    17,028,000               129
Caemi Mineracao e Metalurgica S.A. (Preference)                   (a)119,000               102
CEMIG S.A. (Preference)                                            7,130,000               174
Cia Brasileira de Distribuicao Grupo Pao de
  Acucar ADR (Preference)                                              1,000                26
Cia Siderurgica de Tubarao (Preference)                            1,042,000                61
Cia Siderurgica Nacional S.A.                                          8,000               153
CVRD, Class A  (Preference)                                           42,000             1,014
Electrobras S.A. Class B (Preference)                              8,576,000               127
Embraer (Preference)                                                  25,000               209
Embratel Participacoes S.A. (Preference)                       (a)15,222,000                32
Gerdau S.A. (Preference)                                              10,000               179
Klabin S.A. (Preference)                                              44,000                89
Petrobras S.A. (Preference)                                           40,000             1,463
Sadia S.A. (Preference)                                               35,000                79
Souza Cruz S.A.                                                        6,000                81
Tele Centro Oeste Celular Participacoes
  S.A. (Preference)                                               17,449,729                57

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
----------------------------------------------------------------------------------------------
BRAZIL (CONT'D)
Tele Norte Leste Participacoes S.A.
  (Preference)                                                        19,661   $           329
Telesp Celular Participacoes S.A. (Preference)                 (a)30,625,000                83
Unibanco GDR                                                           5,700               181
Usiminas S.A., Class A (Preference)                                    7,000               142
Votorantim Celulose e Papel S.A. (Preference)                          5,935                97
----------------------------------------------------------------------------------------------
                                                                                         6,101
==============================================================================================
DENMARK (0.3%)
Danske Bank A/S                                                       27,045               827
ISS A/S                                                                  500                28
Novo-Nordisk A/S, Class B                                             10,700               583
Novozymes A/S, Class B                                                   914                46
TDC A/S                                                                3,000               127
Vestas Wind Systems A/S                                          (a)(c)1,650                21
----------------------------------------------------------------------------------------------
                                                                                         1,632
==============================================================================================
FINLAND (1.4%)
Fortum Oyj                                                            23,010               425
Kesko Oyj, Class B                                                       858                21
Kone Oyj, Class B                                                      3,935               305
Metso Oyj                                                             18,330               290
Nokia Oyj                                                            294,790             4,647
Outokumpu Oyj                                                         13,050               233
Sampo Oyj, Class A                                                    18,919               261
Stora Enso Oyj, Class R                                               39,983               611
TietoEnator Oyj                                                        8,736               277
UPM-Kymmene Oyj                                                       30,244               671
Uponor Oyj                                                             2,504                47
Wartsila Oyj, Class B                                               (c)5,234               111
----------------------------------------------------------------------------------------------
                                                                                         7,899
==============================================================================================
FRANCE (8.8%)
Accor S.A.                                                            13,788               602
Alcatel S.A.                                                    (a)(c)86,594             1,345
Alstom                                                              (a)2,427                 2
Atos Origin                                                         (a)1,223                83
AXA                                                                   92,054             2,270
BNP Paribas S.A.                                                   (c)63,340             4,580
Bouygues S.A.                                                      (c)27,175             1,253
Business Objects S.A.                                               (a)3,599                91
Cap Gemini S.A.                                                 (a)(c)10,438               334
Carrefour S.A.                                                        24,196             1,150
Casino Guichard Perrachon S.A.                                      (c)2,675               213
Cie de Saint-Gobain                                                (c)30,221             1,817
Cie Generale d'Optique Essilor International S.A.                      2,781               218
CNP Assurances                                                         3,930               281
Credit Agricole S.A.                                               (c)27,291               822
Dassault Systemes S.A.                                                 3,315               167
France Telecom S.A.                                                   93,138             3,078
Gecina S.A.                                                         (c)1,319               130
Groupe Danone                                                      (c)10,723               988
Imerys S.A.                                                            3,490               292
Klepierre                                                              1,223               108
L'Air Liquide S.A.                                                     8,376             1,545
L'Oreal S.A.                                                        (c)1,932               146
Lafarge S.A.                                                          11,577             1,115
Lagardere S.C.A.                                                       8,927   $           643
LVMH Moet Hennessy Louis Vuitton S.A.                              (c)27,119             2,073
Michelin (CGDE), Class B                                               8,664               555
Pernod-Ricard S.A.                                                    (c)980               150
Peugeot S.A.                                                       (c)12,009               761
Pinault-Printemps-Redoute S.A.                                         3,336               333
Publicis Groupe                                                     (c)6,201               201
Renault S.A.                                                       (c)10,906               911
Sagem S.A.                                                             6,485               138
Sanofi-Aventis S.A.                                                (c)38,397             3,063
Schneider Electric S.A.                                            (c)13,755               955
Societe BIC S.A.                                                       3,229               162
Societe Generale                                                   (c)24,886             2,513
Societe Television Francaise 1                                      (c)7,686               250
Sodexho Alliance S.A.                                               (c)7,741               234
Suez S.A.                                                          (c)43,895             1,168
Technip S.A.                                                             157                29
Thales S.A.                                                        (c)12,914               619
Thomson                                                            (c)19,575               516
Total S.A.                                                         (c)46,313            10,096
Unibail                                                             (c)2,151               338
Valeo S.A.                                                             4,310               180
Veolia Environnement                                                (c)9,054               327
Vinci S.A.                                                          (c)5,144               689
Vivendi Universal S.A.                                             (a)62,275             1,984
Zodiac S.A.                                                              458                21
----------------------------------------------------------------------------------------------
                                                                                        51,539
==============================================================================================
GERMANY (7.2%)
Adidas-Salomon AG                                                      1,813               292
Allianz AG (Registered)                                               18,885             2,500
Altana AG                                                              2,976               188
BASF AG                                                               33,946             2,441
Bayer AG                                                              41,881             1,417
Bayerische Hypo-und Vereinsbank AG                                 (a)56,012             1,269
Beiersdorf AG                                                          5,684               660
Celesio AG                                                             1,833               149
Commerzbank AG                                                     (a)65,866             1,354
Continential AG                                                        8,829               560
DaimlerChrysler AG                                                    53,974             2,582
Deutsche Bank AG (Registered)                                         57,870             5,128
Deutsche Boerse AG                                                    14,349               862
Deutsche Lufthansa AG (Registered)                                 (a)12,385               177
Deutsche Post AG (Registered)                                         37,297               855
Deutsche Telekom AG (Registered)                                  (a)182,548             4,123
Douglas Holding AG                                                     1,851                65
E. ON AG                                                              44,245             4,025
Epcos AG                                                         (a)(c)3,058                46
Fresenius Medical Care AG                                              3,032               244
HeidelbergCement AG                                                    2,382               143
Henkel KGaA (Non-Voting Shares)                                        1,291               112
Infineon Technologies AG                                           (a)32,027               347
KarstadtQuelle AG                                                        814                 8
Linde AG                                                               7,449               465
MAN AG                                                                 7,748               298
Merck KGaA                                                             2,356               162
Metro AG                                                               5,976               328

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
----------------------------------------------------------------------------------------------
GERMANY (CONT'D)
Muenchener Rueckversicherungs AG
  (Registered)                                                         2,773   $           340
Porsche AG (Non-Voting shares)                                           626               399
ProSieben SAT.1 Media AG (Non-Voting Shares)                           4,021                74
Puma AG Rudolf Dassler Sport                                             625               171
RWE AG                                                                23,075             1,274
SAP AG                                                                11,463             2,043
Schering AG                                                            6,960               519
Siemens AG (Registered)                                            (c)55,145             4,666
ThyssenKrupp AG                                                    (c)24,070               529
TUI AG                                                              (c)8,010               189
Volkswagen AG                                                         14,496               656
Volkswagen AG (Non-Voting Shares)                                      6,688               221
----------------------------------------------------------------------------------------------
                                                                                        41,881
==============================================================================================
GREECE (0.1%)
Alpha Bank A.E                                                         7,320               255
EFG Eurobank Ergasias S.A.                                             5,092               175
National Bank of Greece S.A.                                          10,973               361
Titan Cement Co., S.A.                                                 1,800                53
----------------------------------------------------------------------------------------------
                                                                                           844
==============================================================================================
HONG KONG (2.8%)
Aluminum Corp. of China Ltd., Class H                                302,000               179
Angang New Steel Co. Ltd., Class H                                 (c)82,000                42
Bank of East Asia Ltd.                                               110,029               342
Beijing Capital International Airport Co.,
  Ltd., Class H                                                      124,000                53
BOC Hong Kong Holdings Ltd.                                          287,000               548
Byd Co., Ltd., Class H                                                13,500                36
Cathay Pacific Airways Ltd.                                           87,000               165
Cheung Kong Holdings Ltd.                                            118,000             1,177
Cheung Kong Infrastructure Holdings Ltd.                              63,000               182
China Life Insurance Co., Ltd.                                 (a)(c)682,000               456
China Oilfield Services Ltd., Class H                                140,000                43
China Petroleum & Chemical Corp., Class H                          1,538,000               633
China Shipping Container Lines Co., Ltd.,
  Class H                                                         (a)195,000                78
China Shipping Development Co., Ltd., Class H                        118,000               105
China Southern Airlines Co., Ltd., Class H                     (a)(c)108,000                43
China Telecom Corp., Ltd., Class H                                 1,272,000               466
CLP Holdings Ltd.                                                    142,300               818
Datang International Power Generation Co., Ltd.,
  Class H                                                         (c)132,000                99
Esprit Holdings Ltd.                                                  59,500               360
Hang Lung Properties Ltd.                                            110,000               170
Hang Seng Bank Ltd.                                                (c)60,000               834
Henderson Land Development Co., Ltd.                                  59,000               307
Hong Kong & China Gas Co., Ltd.                                      294,079               607
Hong Kong Exchanges & Clearing Ltd.                                   89,000               238
HongKong Electric Holdings Ltd.                                      111,000               507
Hopewell Holdings Ltd.                                                50,000               128
Huadian Power International Co., Class H                             132,000                39
Huaneng Power International, Inc., Class H                           280,000               209
Hutchison Whampoa Ltd.                                               167,200             1,565
Hysan Development Co., Ltd.                                           33,324                70
Jiangsu Express Co., Ltd., Class H                                   112,000                49
Jiangxi Copper Co., Ltd., Class H                                    106,000   $            60
Johnson Electric Holdings Ltd.                                       127,500               124
Li & Fung Ltd.                                                       133,000               224
Maanshan Iron & Steel, Class H                                       158,000                61
MTR Corp.                                                            113,110               181
New World Development Ltd.                                           182,179               204
PCCW Ltd.                                                            289,411               183
PetroChina Co., Ltd., Class H                                      1,612,000               861
PICC Property & Casualty Co., Ltd.                                (a)316,000               110
Ping An Insurance Group Co. of China Ltd.,
  Class H                                                         (a)240,500               408
SCMP Group Ltd.                                                       18,000                 7
Shangri-La Asia Ltd.                                              (c)104,427               150
Sino Land Co.                                                      (c)46,348                46
Sinopec Shangai Petrochemical Co., Ltd.,
  Class H                                                            214,000                80
Sinopec Zhenhai Refining & Chemical Co., Ltd.,
  Class H                                                             66,000                68
Sinotrans Ltd.                                                       164,000                48
Sun Hung Kai Properties Ltd.                                      (c)104,000             1,040
Swire Pacific Ltd., Class A                                           74,000               619
Techtronic Industries Co.                                             76,500               167
Television Broadcasts Ltd.                                            25,000               116
Weiqiao Textile Co., Class H                                          31,500                50
Wharf Holdings Ltd.                                                   98,600               345
Yanzhou Coal Mining Co., Ltd., Class H                               112,000               160
Yue Yuen Industrial Holdings Ltd.                                     61,500               169
Zhejiang Expressway Co., Ltd., Class H                               132,000                91
----------------------------------------------------------------------------------------------
                                                                                        16,120
==============================================================================================
IRELAND (0.4%)
Allied Irish Banks plc                                                35,596               741
Bank of Ireland                                                       41,594               687
CRH plc                                                                1,700                45
CRH plc (London Shares)                                                7,082               189
DCC plc                                                                1,500                33
Elan Corp. plc                                                     (a)16,150               430
Grafton Group plc                                                   (a)2,950                32
Independent News & Media plc                                           8,500                27
Irish Life & Permanent plc                                             2,300                43
----------------------------------------------------------------------------------------------
                                                                                         2,227
==============================================================================================
ITALY (1.9%)
Alleanza Assicurazioni S.p.A.                                         10,315               144
Assicurazioni Generali S.p.A.                                         15,122               512
Autogrill S.p.A.                                                    (a)3,112                52
Autostrade S.p.A.                                                      1,404                37
Banca Antonveneta S.p.A.                                            (a)1,590                42
Banca Fideuram S.p.A.                                                  4,060                21
Banca Intesa S.p.A.                                                  116,790               561
Banca Intesa S.p.A. RNC                                               16,133                69
Banca Monte dei Paschi di Siena S.p.A.                             (c)17,656                63
Banca Nazionale del Lavoro S.p.A.                               (a)(c)19,810                59
Banca Popolare di Milano Scrl                                       (c)5,776                51
Banche Popolari Unite Scrl                                             2,271                46
Banco Popolare di Verona e Novara Scrl                                11,763               239
Benetton Group S.p.A.                                                  2,526                33
Capitalia S.p.A.                                                      10,941                50

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
----------------------------------------------------------------------------------------------
ITALY (CONT'D)
Enel S.p.A.                                                           57,728   $           566
ENI S.p.A.                                                            72,317             1,807
Fiat S.p.A.                                                     (a)(c)13,567               108
Finmeccanica S.p.A.                                                  118,051               107
Italcementi S.p.A.                                                     1,801                29
Luxottica Group S.p.A.                                                 1,092                22
Mediaset S.p.A.                                                       23,928               303
Mediobanca S.p.A.                                                     10,262               166
Mediolanum S.p.A.                                                   (c)3,051                22
Pirelli & C S.p.A.                                                 (c)43,723                59
Riunione Adriatica di Sicurta S.p.A.                                   5,483               124
Sanpaolo IMI S.p.A.                                                   45,873               659
Seat Pagine Gialle S.p.A.                                          (a)60,586                28
Snam Rete Gas S.p.A.                                                   8,919                52
Telecom Italia S.p.A.                                                418,595             1,709
Telecom Italia S.p.A. RNC                                            270,455               877
TIM S.p.A.                                                        (c)179,601             1,340
Tiscali S.p.A.                                                      (a)2,748                10
UniCredito Italiano S.p.A.                                           147,944               849
----------------------------------------------------------------------------------------------
                                                                                        10,816
==============================================================================================
JAPAN (23.2%)
Advantest Corp.                                                     (c)5,990               514
Aeon Co., Ltd.                                                        30,800               514
Ajinomoto Co., Inc.                                                   50,400               600
Alps Electric Co., Ltd.                                               13,000               194
Amada Co., Ltd.                                                    (c)16,000                88
Asahi Breweries Ltd.                                                  26,000               322
Asahi Glass Co., Ltd.                                              (c)81,800               902
Asahi Kasei Corp.                                                     81,000               406
Asatsu-DK, Inc.                                                        2,800                79
Bellsystem 24, Inc.                                                   (c)160                44
Benesse Corp.                                                          3,900               137
Bridgestone Corp.                                                     65,000             1,295
Canon, Inc.                                                           65,000             3,509
Casio Computer Co., Ltd.                                              29,800               460
Central Japan Railway Co.                                                104               850
Chubu Electric Power Co., Inc.                                     (c)41,400               994
Chugai Pharmaceutical Co., Ltd.                                       24,400               404
Citizen Watch Co., Ltd.                                               23,000               221
Coca-Cola West Japan Co., Ltd.                                         1,000                26
COMSYS Holdings Corp.                                                  1,000                 9
Credit Saison Co., Ltd.                                                8,600               313
CSK Corp.                                                           (c)6,100               276
Dai Nippon Printing Co., Ltd.                                         30,600               491
Daicel Chemical Industries Ltd.                                        9,000                51
Daiichi Pharmaceutical Co., Ltd.                                      18,900               409
Daikin Industries Ltd.                                                10,600               306
Daimaru, Inc.                                                      (c)19,000               156
Dainippon Ink & Chemicals, Inc.                                       42,000                97
Daito Trust Construction Co., Ltd.                                  (c)7,700               366
Daiwa House Industry Co., Ltd.                                        40,600               462
Daiwa Securities Group, Inc.                                         233,000             1,683
Denki Kagaku Kogyo K.K.                                               28,000                93
Denso Corp.                                                           46,850             1,256
Dowa Mining Co., Ltd.                                                 15,000                98
East Japan Railway Co.                                                   238   $         1,324
Ebara Corp.                                                        (c)24,800               115
Eisai Co., Ltd.                                                       20,300               668
FamilyMart Co., Ltd.                                                   3,700               108
Fanuc Ltd.                                                            12,500               818
Fast Retailing Co., Ltd.                                               6,500               495
Fuji Photo Film Co., Ltd.                                             33,000             1,205
Fuji Television Network, Inc.                                             24                52
Fujikura Ltd.                                                      (c)12,000                55
Fujisawa Pharmaceutical Co., Ltd.                                     19,800               542
Fujitsu Ltd.                                                         141,200               919
Furukawa Electric Co., Ltd.                                        (a)41,800               232
Hankyu Department Stores, Inc.                                         7,000                51
Hirose Electric Co., Ltd.                                              2,600               304
Hitachi Ltd.                                                         256,000             1,774
Hokkaido Electric Power Co., Inc.                                     12,000               236
Honda Motor Co., Ltd.                                                 65,204             3,380
Hoya Corp.                                                             8,200               926
Isetan Co., Ltd.                                                      12,400               145
Ishihara Sangyo Kaisha Ltd.                                           10,000                23
Ishikawajima-Harima Heavy Industries Co., Ltd.                     (a)52,000                72
Ito En Ltd.                                                            1,400                73
Ito-Yokado Co., Ltd.                                                  22,000               924
Itochu Corp.                                                    (a)(c)79,000               366
Itochu Techno-Science Corp.                                            2,700               108
Japan Airlines Corp.                                               (a)63,000               183
Japan Real Estate Investment Corp. REIT                                (c)20               169
Japan Tobacco, Inc.                                                       63               720
JFE Holdings, Inc.                                                 (c)28,400               811
JGC Corp.                                                              8,000                73
JS Group Corp.                                                        14,000               254
JSR Corp.                                                             10,000               219
Kajima Corp.                                                          77,400               333
Kaken Pharmaceutical Co., Ltd.                                         3,000                20
Kaneka Corp.                                                          16,000               181
Kansai Electric Power Co., Inc. (The)                                 47,500               965
Kao Corp.                                                             42,000             1,074
Kawasaki Heavy Industries Ltd.                                     (c)52,000                85
Kawasaki Kisen Kaisha Ltd.                                             4,000                26
Keihin Electric Express Railway Co., Ltd.                          (c)25,000               154
Keio Electric Railway Co., Ltd.                                       14,000                82
Keyence Corp.                                                          2,500               560
Kikkoman Corp.                                                         8,000                76
Kinden Corp.                                                           1,000                 7
Kintetsu Corp.                                                    (c)110,200               381
Kirin Brewery Co., Ltd.                                            (c)71,400               703
Kobe Steel Ltd.                                                   (c)128,000               196
Kokuyo Co., Ltd.                                                       4,500                54
Komatsu Ltd.                                                          73,400               514
Konami Corp.                                                           7,100               165
Konica Minolta Holdings, Inc.                                         35,000               465
Kubota Corp.                                                         103,000               511
Kuraray Co., Ltd.                                                     23,000               206
Kurita Water Industries Ltd.                                           4,500                65
Kyocera Corp.                                                         12,900               994
Kyowa Hakko Kogyo Co., Ltd.                                           28,600               215

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
----------------------------------------------------------------------------------------------
JAPAN (CONT'D)
Kyushu Electric Power Co., Inc.                                       26,500   $           536
Lawson, Inc.                                                           3,500               129
Mabuchi Motor Co., Ltd.                                                2,400               173
Marubeni Corp.                                                        78,000               216
Marui Co., Ltd.                                                       27,900               374
Matsushita Electric Industrial Co., Ltd.                          (c)146,000             2,318
Matsushita Electric Works Ltd.                                        10,000                87
Meiji Dairies Corp.                                                   12,000                71
Meiji Seika Kaisha Ltd.                                               15,000                69
Meitec Corp.                                                        (c)1,800                67
Millea Holdings, Inc.                                                     90             1,336
Minebea Co., Ltd.                                                     18,000                79
Mitsubishi Chemical Corp.                                            116,000               353
Mitsubishi Corp.                                                   (c)78,000             1,008
Mitsubishi Electric Corp.                                            134,800               661
Mitsubishi Estate Co., Ltd.                                       (c)107,000             1,254
Mitsubishi Heavy Industries Ltd.                                     232,000               659
Mitsubishi Logistics Corp.                                             5,000                49
Mitsubishi Rayon Co., Ltd.                                            33,000               120
Mitsubishi Tokyo Financial Group, Inc.                                   583             5,919
Mitsui & Co., Ltd.                                                    91,800               824
Mitsui Chemicals, Inc.                                                33,000               180
Mitsui Fudosan Co., Ltd.                                              93,400             1,135
Mitsui Mining & Smelting Co., Ltd.                                 (c)37,000               163
Mitsui OSK Lines Ltd.                                                 11,000                66
Mitsui Sumitomo Insurance Co., Ltd.                                  171,000             1,486
Mitsui Trust Holdings, Inc.                                        (c)81,545               815
Mitsukoshi Ltd.                                                    (c)25,000               122
Mizuho Financial Group, Inc.                                           1,000             5,038
Murata Manufacturing Co., Ltd.                                        18,300             1,024
Namco Ltd.                                                             2,400                32
NEC Corp.                                                            128,400               798
NEC Electronics Corp.                                               (c)4,000               195
Net One Systems Co., Ltd.                                                 44               183
NGK Insulators Ltd.                                                   28,600               274
NGK Spark Plug Co., Ltd.                                              21,000               218
Nidec Corp.                                                         (c)3,600               439
Nikko Cordial Corp.                                                   75,000               398
Nikon Corp.                                                        (c)24,000               297
Nintendo Co., Ltd.                                                     7,800               980
Nippon Building Fund, Inc. REIT                                           19               162
Nippon Express Co., Ltd.                                              59,800               295
Nippon Meat Packers, Inc.                                             16,600               225
Nippon Mining Holdings, Inc.                                          16,500                78
Nippon Oil Corp.                                                     109,800               704
Nippon Paper Group, Inc.                                                  53               238
Nippon Sheet Glass Co., Ltd.                                       (c)23,000                95
Nippon Steel Corp.                                                   425,000             1,041
Nippon Telegraph & Telephone Corp.                                       471             2,115
Nippon Yusen Kabushiki Kaisha                                         81,000               437
Nissan Chemical Industries Ltd.                                        9,000                71
Nissan Motor Co., Ltd.                                            (c)194,100             2,111
Nisshin Seifun Group, Inc.                                             9,000               100
Nisshinbo Industries, Inc.                                             5,000                37
Nissin Food Products Co., Ltd.                                         5,000               125
Nitto Denko Corp.                                                     15,200   $           834
Nomura Holdings, Inc.                                                139,000             2,027
Nomura Research Institute Ltd.                                         2,400               225
NSK Ltd.                                                              48,000               241
NTN Corp.                                                             27,000               155
NTT Data Corp.                                                           110               355
NTT DoCoMo, Inc.                                                         608             1,122
Obayashi Corp.                                                        37,000               233
Obic Co., Ltd.                                                           700               139
OJI Paper Co., Ltd.                                                   80,400               462
Oki Electric Industry Co., Ltd.                                 (a)(c)47,000               202
Olympus Corp.                                                          9,000               192
Omron Corp.                                                           16,900               403
Onward Kashiyama Co., Ltd.                                            12,000               175
Oracle Corp. Japan                                                  (c)2,900               150
Oriental Land Co., Ltd.                                             (c)4,900               341
ORIX Corp.                                                             4,300               584
Osaka Gas Co., Ltd.                                                  132,600               414
Pioneer Corp.                                                      (c)11,254               220
Ricoh Co., Ltd.                                                       53,000             1,023
Rohm Co., Ltd.                                                         8,400               869
Sanden Corp.                                                           1,000                 6
Sankyo Co., Ltd.                                                      40,300               911
Sanyo Electric Co., Ltd.                                             120,000               415
Sapporo Holdings Ltd.                                                 13,000                62
Secom Co., Ltd.                                                       10,100               404
Seiko Epson Corp.                                                      8,200               365
Sekisui Chemical Co., Ltd.                                            23,000               168
Sekisui House Ltd.                                                    48,600               567
Seven-Eleven Japan Co., Ltd.                                       (c)26,000               820
Sharp Corp.                                                           59,200               967
Shimachu Co., Ltd.                                                     4,200               104
Shimamura Co., Ltd.                                                    1,500               110
Shimano, Inc.                                                          7,300               208
Shimizu Corp.                                                         59,600               299
Shin-Etsu Chemical Co., Ltd.                                          28,196             1,156
Shionogi & Co., Ltd.                                                  24,000               332
Shiseido Co., Ltd.                                                    27,000               391
Showa Denko K.K.                                                      46,000               119
Showa Shell Sekiyu K.K.                                            (c)11,400               104
Skylark Co., Ltd.                                                      8,600               148
SMC Corp.                                                              4,300               492
Softbank Corp.                                                        17,700               862
Sompo Japan Insurance, Inc.                                           61,000               622
Sony Corp.                                                         (c)51,397             1,987
Stanley Electric Co., Ltd.                                          (c)4,400                75
Sumitomo Bakelite Co., Ltd.                                            9,000                57
Sumitomo Chemical Co., Ltd.                                           94,600               464
Sumitomo Corp.                                                        53,400               461
Sumitomo Electric Industries Ltd.                                     39,400               429
Sumitomo Metal Industries Ltd.                                       214,000               290
Sumitomo Metal Mining Co., Ltd.                                       35,800               256
Sumitomo Realty & Development Co., Ltd.                            (c)38,000               496
Sumitomo Trust & Banking Co., Ltd. (The)                             108,000               781
Taiheiyo Cement Corp.                                                 46,000               115
Taisei Corp.                                                           5,000                19

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
----------------------------------------------------------------------------------------------
JAPAN (CONT'D)
Taisho Pharmaceutical Co., Ltd.                                       26,800   $           583
Taiyo Yuden Co., Ltd.                                                  6,000                70
Takara Holdings, Inc.                                                  8,000                52
Takashimaya Co., Ltd.                                              (c)26,000               250
Takeda Pharmaceutical Co., Ltd.                                       67,300             3,390
Takefuji Corp.                                                         4,290               290
Takuma Co., Ltd.                                                    (c)5,000                39
TDK Corp.                                                              9,700               719
Teijin Ltd.                                                           59,400               258
Teikoku Oil Co., Ltd.                                                  6,000                33
Terumo Corp.                                                          14,200               383
THK Co., Ltd.                                                       (c)1,300                26
TIS, Inc.                                                           (c)3,204               140
Tobu Railway Co., Ltd.                                                59,400               226
Toho Co., Ltd.                                                         4,500                71
Tohoku Electric Power Co., Inc.                                       28,100               505
Tokyo Broadcasting System, Inc.                                        8,000               130
Tokyo Electric Power Co., Inc. (The)                                  75,600             1,856
Tokyo Electron Ltd.                                                   13,500               832
Tokyo Gas Co., Ltd.                                               (c)166,600               683
Tokyu Corp.                                                        (c)68,400               370
TonenGeneral Sekiyu K.K.                                               8,000                73
Toppan Printing Co., Ltd.                                             29,600               329
Toray Industries, Inc.                                                81,100               380
Toshiba Corp.                                                     (c)228,000               979
Tosoh Corp.                                                           31,000               140
Toto Ltd.                                                             36,600               349
Toyo Seikan Kaisha Ltd.                                               13,000               240
Toyobo Co., Ltd.                                                       5,000                12
Toyoda Gosei Co., Ltd.                                                (c)800                16
Toyota Industries Corp.                                                6,350               159
Toyota Motor Corp.                                                (c)189,800             7,727
Trend Micro, Inc.                                                (a)(c)7,700               416
UFJ Holdings, Inc.                                                    (a)594             3,601
Uni-Charm Corp.                                                        2,800               134
Uniden Corp.                                                           5,000                99
UNY Co., Ltd.                                                          8,000                91
Ushio, Inc.                                                            1,000                19
USS Co., Ltd.                                                          2,000               168
Wacoal Corp.                                                        (c)5,000                60
West Japan Railway Co.                                                    24                97
World Co., Ltd.                                                        1,800                63
Yahoo! Japan Corp.                                                    (a)132               634
Yakult Honsha Co., Ltd.                                             (c)7,000               125
Yamada Denki Co., Ltd.                                              (c)7,700               330
Yamaha Corp.                                                           6,800               104
Yamaha Motor Co., Ltd.                                              (c)3,000                45
Yamanouchi Pharmaceutical Co., Ltd.                                   32,400             1,262
Yamato Transport Co., Ltd.                                            19,000               282
Yamazaki Baking Co., Ltd.                                              6,000                56
Yokogawa Electric Corp.                                               17,000               227
----------------------------------------------------------------------------------------------
                                                                                       135,531
==============================================================================================
LUXEMBOURG (0.1%)
Arcelor                                                               13,699               315
----------------------------------------------------------------------------------------------
MALAYSIA (0.6%)
AMMB Holdings Bhd                                                    122,600   $           105
Astro All Asia Networks plc                                        (a)90,400               128
Berjaya Sports Toto Bhd                                               64,800                69
British American Tobacco (Malaysia) Bhd                               14,300               172
Commerce Asset Holdings Bhd                                          117,300               145
Gamuda Bhd                                                            36,800                51
Genting Bhd                                                           31,200               156
Hong Leong Bank Bhd                                                   62,100                90
IOI Corp. Bhd                                                         62,000               155
Kuala Lumpur Kepong Bhd                                               32,400                59
Magnum Corp. Bhd                                                      54,700                35
Malakoff Bhd                                                          52,000                99
Malayan Banking Bhd                                                  148,700               462
Malaysia International Shipping Corp. Bhd
  (Foreign)                                                           47,700               192
Maxis Communications Bhd                                              63,000               155
Media Prima Bhd                                                         (a)1               @--
Nestle (Malaysia) Bhd                                                 10,000                61
OYL Industries Bhd                                                     6,600                66
Petronas Gas Bhd                                                      12,000                22
PLUS Expressways Bhd                                                 143,300               106
Proton Holdings Bhd                                                   23,000                55
Public Bank Bhd (Foreign)                                             87,000               174
Resorts World Bhd                                                     41,000               108
RHB Capital Bhd                                                      116,000                71
Sime Darby Bhd                                                       120,200               190
SP Setia Bhd                                                          66,400                76
Tanjong plc                                                           22,600                84
Telekom Malaysia Bhd                                                  74,000               226
Tenaga Nasional Bhd                                                   76,100               218
YTL Corp. Bhd                                                         72,000               101
----------------------------------------------------------------------------------------------
                                                                                         3,631
==============================================================================================
NETHERLANDS (3.9%)
ABN AMRO Holding N.V.                                                 79,686             2,107
Aegon N.V.                                                            86,605             1,178
Akzo Nobel N.V.                                                    (c)12,798               545
ASML Holding N.V.                                               (a)(c)23,788               381
Corio N.V. REIT                                                        1,857               109
DSM N.V.                                                               2,328               150
Euronext N.V.                                                          4,671               142
European Aeronautic Defense & Space Co.                            (c)20,250               588
Hagemeyer N.V.                                                      (a)4,613                11
Heineken N.V.                                                         36,037             1,199
ING Groep N.V. CVA                                                    91,609             2,766
Koninklijke Philips Electronics N.V.                                  76,521             2,025
OCE N.V.                                                               4,186                64
Reed Elsevier N.V.                                                    36,718               500
Rodamco Europe N.V. REIT                                               1,663               132
Royal Dutch Petroleum Co.                                             97,241             5,586
Royal KPN N.V.                                                        93,870               890
Royal Numico N.V.                                                   (a)7,867               283
TPG N.V.                                                              33,998               921
Unilever N.V. CVA                                                     36,128             2,417
Vedior N.V. CVA                                                        9,999               163
VNU N.V.                                                              10,485               309

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
----------------------------------------------------------------------------------------------
NETHERLANDS (CONT'D)
Wereldhave N.V. REIT                                                     763   $            83
Wolters Kluwer N.V. CVA                                               19,575               392
----------------------------------------------------------------------------------------------
                                                                                        22,941
==============================================================================================
NEW ZEALAND (0.0%)
Carter Holt Harvey Ltd.                                               37,926                56
Telecom Corp. of New Zealand Ltd.                                     13,998                62
----------------------------------------------------------------------------------------------
                                                                                           118
==============================================================================================
NORWAY (0.2%)
DNB NOR ASA                                                           11,099               109
Norsk Hydro ASA                                                        5,919               465
Norske Skogindustrier ASA                                              4,300                93
Orkla ASA                                                              7,350               241
Statoil ASA                                                           10,000               157
Tandberg ASA                                                          (c)900                11
Telenor ASA                                                           14,600               132
Tomra Systems ASA                                                      4,553                25
Yara International ASA                                           (a)(c)7,419                98
----------------------------------------------------------------------------------------------
                                                                                         1,331
==============================================================================================
PORTUGAL (0.1%)
Banco Commercial Portugues S.A. (Registered)                          75,976               195
Energias de Portugal S.A.                                             15,231                46
Portugal Telecom SGPS S.A. (Registered)                               38,617               477
PT Multimedia SGPS S.A.                                                  416                10
----------------------------------------------------------------------------------------------
                                                                                           728
==============================================================================================
RUSSIA (0.4%)
LUKOIL ADR                                                          (c)6,800               826
MMC Norilsk Nickel ADR                                                 4,300               239
OAO Gazprom ADR (Registered)                                           4,188               149
Rostelecom ADR                                                      (c)7,600                83
Surgutneftegaz ADR                                                     5,400               202
Surgutneftegaz ADR (Preference)                                     (c)7,600               414
Tatneft ADR                                                            3,900               113
Unified Energy System ADR                                              4,700               134
----------------------------------------------------------------------------------------------
                                                                                         2,160
==============================================================================================
SINGAPORE (1.2%)
Ascendas REIT                                                         69,000                72
CapitaLand Ltd.                                                   (c)112,000               146
CapitaMall Trust REIT                                                 62,500                67
Chartered Semiconductor Manufacturing Ltd.                     (a)(c)123,000                74
City Developments Ltd.                                                66,719               290
ComfortDelgro Corp., Ltd.                                            197,477               188
Creative Technology Ltd.                                               6,270                94
DBS Group Holdings Ltd.                                              111,612             1,101
Fraser & Neave Ltd.                                                   16,000               160
Keppel Corp., Ltd.                                                 (c)57,000               300
Neptune Orient Lines Ltd.                                            108,000               199
Oversea-Chinese Banking Corp., Ltd.                                   97,356               805
Overseas Union Enterprise Ltd.                                         7,468                36
SembCorp Industries Ltd.                                              96,493                96
Singapore Airlines Ltd.                                               56,000               391
Singapore Exchange Ltd.                                              118,539               130
Singapore Post Ltd.                                                  184,000               100
Singapore Press Holdings Ltd.                                        165,028               465
Singapore Technologies Engineering Ltd.                           (c)141,296   $           202
Singapore Telecommunications Ltd.                                    536,595               783
United Overseas Bank Ltd.                                            120,389             1,018
United Overseas Land Ltd. (London Shares)                             48,851                60
Venture Corp., Ltd.                                                   24,444               238
----------------------------------------------------------------------------------------------
                                                                                         7,015
==============================================================================================
SPAIN (2.8%)
Abertis Infraestructuras S.A.                                         18,533               407
Acerinox S.A.                                                       (c)8,748               140
ACS S.A.                                                           (c)20,916               477
Altadis S.A.                                                       (c)11,925               545
Amadeus Global Travel Distribution S.A., Class A                   (c)21,805               224
Antena 3 de Television S.A.                                           (a)647                46
Banco Bilbao Vizcaya Argentaria S.A.                              (c)102,567             1,816
Banco Popular Espanol S.A.                                             5,693               374
Banco Santander Central Hispano S.A.                                 143,660             1,779
Endesa S.A.                                                        (c)35,761               839
Gas Natural SDG S.A.                                               (c)51,329             1,585
Grupo Ferrovial S.A.                                                   4,910               262
Iberdrola S.A.                                                     (c)30,933               785
Inditex S.A.                                                        (c)2,742                81
Indra Sistemas S.A.                                                    2,154                37
Metrovacesa S.A.                                                       1,527                71
Repsol YPF S.A.                                                    (c)37,316               970
Sacyr Vallehermoso S.A.                                               12,610               208
Sociedad General de Aguas de Barcelona S.A.,
  Class A                                                           (c)7,719               161
Telefonica S.A.                                                      286,710             5,390
Union Fenosa S.A.                                                   (c)7,982               209
----------------------------------------------------------------------------------------------
                                                                                        16,406
==============================================================================================
SWEDEN (1.7%)
Alfa Laval AB                                                            950                15
Assa Abloy AB, Class B                                                12,477               213
Atlas Copco AB, Class A                                                4,166               188
Atlas Copco AB, Class B                                                  399                17
Electrolux AB, Class B                                                23,000               526
Eniro AB                                                            (c)4,500                46
Holmen AB, Class B                                                  (c)4,000               138
Modern Times Group AB, Class B                                   (a)(c)1,200                33
Nordea Bank AB                                                       128,744             1,297
Sandvik AB                                                             9,418               380
Securitas AB, Class B                                                 25,740               441
Skandia Forsakrings AB                                                22,865               114
Skandinaviska Enskilda Banken AB, Class A                             22,266               430
Skanska AB, Class B                                                   38,951               467
SKF AB, Class B                                                        6,266               279
Ssab Svenskt Stal  AB, Class A                                         4,850               117
Svenska Cellulosa AB, Class B                                          9,122               389
Svenska Handelsbanken, Class A                                        36,136               940
Swedish Match AB                                                      19,700               228
Tele2 AB, Class B                                                   (c)3,658               144
Telefonaktiebolaget LM Ericsson, Class B                          (a)649,042             2,069
TeliaSonera AB                                                    (c)106,587               638
Volvo AB, Class A                                                      2,895               110
Volvo AB, Class B                                                      8,685               344
Wihlborgs Fastigheter AB                                            (c)3,300                70

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
----------------------------------------------------------------------------------------------
SWEDEN (CONT'D)
Wm-Data AB, Class B                                                   10,675   $            23
----------------------------------------------------------------------------------------------
                                                                                         9,656
==============================================================================================
SWITZERLAND (3.6%)
ABB Ltd.                                                           (a)21,992               122
Adecco S.A. (Registered)                                               3,588               180
Ciba Specialty Chemicals AG (Registered)                            (a)1,814               138
Clariant AG (Registered)                                               3,489                56
Compagnie Financiere Richemont AG, Class A                             7,511               249
Credit Suisse Group                                                (a)34,410             1,443
Geberit AG (Registered)                                                   44                32
Givaudan (Registered)                                                    253               166
Holcim Ltd. (Registered)                                               3,981               239
Kudelski S.A.                                                         (a)322                12
Logitech International S.A. (Registered)                            (a)1,200                73
Lonza Group AG (Registered)                                            1,064                60
Nestle S.A. (Registered)                                              16,228             4,235
Novartis AG (Registered)                                             101,002             5,076
Roche Holding AG (Genusschein)                                        29,709             3,411
Schindler Holding AG                                                      88                35
Serono S.A., Class B                                                     549               361
SGS S.A.                                                                 272               190
STMicroelectronics N.V.                                               23,497               457
Sulzer AG (Registered)                                                    39                15
Swatch Group AG (Registered)                                             897                27
Swatch Group AG, Class B                                                 862               126
Swiss Reinsurance (Registered)                                         3,383               241
Swisscom AG (Registered)                                                 813               319
Syngenta AG                                                         (a)2,866               304
UBS AG (Registered)                                                   35,577             2,976
Valora Holding AG                                                         56                14
Zurich Financial Services AG                                        (a)2,421               403
----------------------------------------------------------------------------------------------
                                                                                        20,960
==============================================================================================
THAILAND (0.7%)
Advanced Info Sevice PCL (Foreign)                             (c)(d)193,400               532
Bangkok Bank PCL                                                      76,500               205
Bangkok Bank PCL (Foreign)                                           147,100               431
BEC World PCL (Foreign)                                           (d)194,600                79
Charoen Pokphand Foods PCL (Foreign)                              (d)484,652                47
Delta Electronics Thai PCL (Foreign)                               (d)68,700                29
Electricity Generating PCL                                            37,156                71
Hana Microelectronics PCL (Foreign)                                   41,580                21
Kasikornbank PCL                                                  (a)123,100               166
Kasikornbank PCL (Foreign)                                        (a)184,461               266
Land & Houses PCL                                                    378,839                98
Land & Houses PCL (Foreign, Registered)                              283,236                82
National Finance PCL (Foreign)                                    (d)138,900                49
PTT Exploration & Production PCL
  (Foreign)                                                     (c)(d)22,394               167
PTT PCL (Foreign)                                                 (d)161,100               717
Sahaviriya Steel Industry PCL (Foreign)                           (d)916,000                68
Shin Corp. PCL (Foreign)                                          (d)250,600               256
Siam Cement PCL                                                       36,936               232
Siam Cement PCL (Foreign)                                             66,700               474
Siam City Cement PCL (Foreign)                                     (d)21,700               136
Siam Commercial Bank PCL (Foreign,
  Preference)                                                         51,768   $            67
Siam Commercial Bank PCL
  (Foreign, Registered)                                           (d)109,000               137
Tisco Finance PCL (Foreign)                                           83,400                52
----------------------------------------------------------------------------------------------
                                                                                         4,382
==============================================================================================
UNITED KINGDOM (17.6%)
3i Group plc                                                          10,052               128
Aegis Group plc                                                       60,287               125
Alliance Unichem plc                                                   4,158                60
Amec plc                                                               9,740                56
Amvescap plc                                                          11,317                70
ARM Holdings plc                                                      43,269                92
AstraZeneca plc                                                       70,786             2,565
Aviva plc                                                            106,444             1,282
BAA plc                                                               14,368               161
BAE Systems plc                                                      174,179               770
Balfour Beatty plc                                                     7,505                45
Barclays plc                                                         297,138             3,340
Barratt Developments plc                                              14,289               163
BG Group plc                                                         185,604             1,260
BHP Billiton plc                                                     120,873             1,416
BOC Group plc                                                         24,664               470
Boots Group plc                                                       31,872               401
BP plc                                                             1,045,419            10,188
BPB plc                                                               21,675               197
Brambles Industries plc                                               61,641               308
British Airways plc                                                (a)26,082               118
British American Tobacco plc                                          74,536             1,283
British Land Co. plc                                                  20,360               350
British Sky Broadcasting plc                                          75,484               814
BT Group plc                                                         494,165             1,924
Bunzl plc                                                             26,895               224
Cable & Wireless plc                                                 107,616               246
Cadbury Schweppes plc                                                103,126               959
Capita Group plc                                                      75,169               527
Carnival plc                                                           6,987               426
Centrica plc                                                         123,359               559
Cobham plc                                                             3,996                95
Compass Group plc                                                     91,238               431
Daily Mail & General Trust, Class A                                   17,009               242
Davis Service Group plc                                                2,167                17
De La Rue plc                                                         22,562               150
Diageo plc                                                           168,739             2,405
Dixons Group plc                                                     115,920               338
Electrocomponents plc                                                 29,846               163
Emap plc                                                              14,226               223
EMI Group plc                                                         44,900               228
Enterprise Inns plc                                                   14,467               221
Exel plc                                                              20,182               280
FKI plc                                                                7,577                17
Friends Provident plc                                                 78,725               233
GKN plc                                                               51,505               234
GlaxoSmithKline plc                                                  249,941             5,859
Group 4 Securicor plc                                              (a)38,187               103
GUS plc                                                               73,857             1,330

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
----------------------------------------------------------------------------------------------
UNITED KINGDOM (CONT'D)
Hammerson plc                                                         12,144   $           202
Hanson plc                                                            35,478               304
Hays plc                                                             176,839               422
HBOS plc                                                             176,390             2,870
Hilton Group plc                                                      65,908               360
HSBC Holdings plc                                                    526,984             8,886
IMI plc                                                               16,321               123
Imperial Chemical Industries plc                                      58,623               271
Imperial Tobacco Group plc                                            31,636               866
Intercontinental Hotels Group plc                                     28,356               352
Invensys plc                                                       (a)60,854                18
ITV plc                                                           (a)226,210               457
Johnson Matthey plc                                                   11,648               221
Kelda Group plc                                                       28,432               345
Kesa Electricals plc                                                  15,655                85
Kidde plc                                                             22,107                71
Kingfisher plc                                                        70,070               416
Land Securities Group plc                                             19,831               533
Legal & General Group plc                                            265,165               560
Liberty International plc                                             10,596               197
Lloyds TSB Group plc                                                 254,973             2,314
LogicaCMG plc                                                         35,943               133
Man Group plc                                                          3,684               104
Marks & Spencer Group plc                                            155,287             1,022
MFI Furniture plc                                                      6,439                15
Misys plc                                                             24,343                98
Mitchells & Butlers plc                                               30,681               200
National Grid Transco plc                                            174,752             1,663
Next plc                                                               3,638               115
Novar plc                                                              1,596                 6
Pearson plc                                                           43,287               522
Peninsular & Oriental Steam Navigation Co. (The)                      45,240               258
Persimmon plc                                                         12,995               172
Pilkington plc                                                        26,409                56
Prudential plc                                                        71,742               623
Rank Group plc                                                        26,939               136
Reckitt Benckiser plc                                                 51,873             1,566
Reed Elsevier plc                                                     68,282               629
Rentokil Initial plc                                                 195,393               554
Reuters Group plc                                                     80,258               581
Rexam plc                                                             23,789               210
Rio Tinto plc                                                         52,799             1,553
RMC Group plc                                                         11,141               181
Rolls-Royce Group plc                                             (a)161,782               767
Rolls-Royce Group plc, Class B                                     5,144,667                10
Royal & Sun Alliance Insurance Group                                 105,213               156
Royal Bank of Scotland Group plc                                     137,235             4,613
SABMiller plc                                                         26,725               443
Sage Group plc                                                        70,602               274
Sainsbury (J) plc                                                     56,599               294
Scottish & Newcastle plc                                              12,647               106
Scottish & Southern Energy plc                                        48,116               805
Scottish Power plc                                                   104,601               809
Serco Group plc                                                       29,265               135
Severn Trent plc                                                      24,738               459
Shell Transport & Trading Co. plc (Registered)                       457,828   $         3,900
Signet Group plc                                                      28,190                59
Slough Estates plc                                                    18,463               195
Smith & Nephew plc                                                    31,748               325
Smiths Group plc                                                      22,933               362
Tate & Lyle plc                                                       35,920               326
Taylor Woodrow plc                                                    21,723               113
Tesco plc                                                            321,298             1,983
TI Automotive Ltd., Class A                                      (a)(d)1,505               @--
Tomkins plc                                                           29,164               142
Unilever plc                                                         150,711             1,479
United Business Media plc                                             18,032               166
United Utilities plc                                                   5,482                66
Vodafone Group plc                                                 3,303,091             8,951
Whitbread plc                                                         15,484               251
William Hill plc                                                      22,997               249
Wimpey George plc                                                     15,718               122
Wolseley plc                                                          38,135               712
WPP Group plc                                                         67,384               741
Yell Group plc                                                        26,049               220
----------------------------------------------------------------------------------------------
                                                                                       102,599
==============================================================================================
  TOTAL COMMON STOCKS (COST $416,521)                                                  491,803
==============================================================================================

                                                                      NO. OF
                                                                      RIGHTS
----------------------------------------------------------------------------------------------
RIGHTS (0.0%)
BRAZIL (0.0%)
Banco Bradesco S.A.
  TOTAL RIGHTS (COST $@--)                                            (a)553               5
==============================================================================================

                                                                        FACE
                                                                      AMOUNT
                                                                       (000)
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (24.8%)
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (11.3%)
Bank of New York, 2.33%, 10/28/05                         $         (h)2,475             2,475
Bear Stearns, 2.37%, 4/15/05                                        (h)1,360             1,360
Beta Finance, Inc., 2.28%, 2/18/05                                     1,021             1,020
Calyon NY, 2.04%, 3/4/05                                            (h)2,174             2,174
CIT Group Holdings,
  2.17%, 1/31/05                                                      (h)211               211
  2.30%, 2/14/05                                                    (h)1,148             1,148
Citigroup, Inc., 2.39%, 9/1/05                                        (h)725               725
Compass Securitization, 2.38%, 3/17/05                              (h)1,057             1,057
Corporate Receivables Corp., 2.46%, 3/14/05                              451               450
Discover Card Master Trust, 2.39%, 5/16/05                       (h)(i)1,006             1,006
Eni Coordination Center, 2.38%, 8/29/05                               (h)755               755
Giro Funding U.S. Corp., 2.37%, 2/7/05                                   451               451
HBOS Treasury Services plc, N.Y.,
  2.46%, 3/14/05                                                         906               906
International Lease Finance Corp.,
  2.51%, 9/22/05                                                    (h)1,164             1,164
Jackson National Life Global Fund,
  2.32%, 1/18/05                                                      (h)755               755
K2 (USA) LLC, 2.33%, 10/24/05                                       (h)2,143             2,143
Landesbank Hessen Thur New York,
  2.24%, 2/2/05                                                       (h)762               762
Lehman Brothers, Inc., 2.33%, 1/3/05                                  18,507            18,507

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                                                        FACE
                                                                      AMOUNT             VALUE
                                                                       (000)             (000)
----------------------------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (CONT'D)
Links Finance LLC,
  2.33%, 10/27/05                                         $         (h)1,509   $         1,509
  2.40%, 9/26/05                                                      (h)755               755
Marshall & Ilsley Bank, 2.51%, 12/29/05                             (h)2,114             2,113
Nationwide Building Society, 2.58%, 1/2/06                          (h)1,751             1,751
Pfizer, Inc., 2.30%, 1/31/06                                        (h)1,510             1,510
Proctor & Gamble, 2.42%, 1/31/06                                      (h)619               619
Royal Bank of Canada NY, 2.38%, 6/27/05                             (h)1,509             1,509
Sheffield Receivable Corp., 2.21%, 1/12/05                             2,119             2,119
Sigma Finance, Inc., 2.38%, 9/15/05                                 (h)1,510             1,510
SLM Corp., 2.41%, 1/31/06                                           (h)1,510             1,510
Societe Generale, N.Y., 2.04%, 3/3/05                               (h)1,585             1,585
Svenska Handelsbank N.Y., 2.32%, 5/10/05                            (h)1,509             1,509
UBS Finance (Delaware), Inc., 2.33%, 1/6/05                            2,263             2,263
UBS Securities LLC, 2.30%, 1/3/05                                      8,452             8,452
----------------------------------------------------------------------------------------------
                                                                                        65,783
==============================================================================================

                                                                     SHARES
----------------------------------------------------------------------------------------------
INVESTMENT COMPANY HELD AS COLLATERAL ON LOANED SECURITIES (0.1%)
JPMorgan Securities Lending Collateral
  Investment Fund                                                    380,419               380
----------------------------------------------------------------------------------------------

                                                                        FACE
                                                                      AMOUNT
                                                                       (000)
----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (13.4%)
J.P. Morgan Securities, Inc., 2.00%,
  dated 12/31/04, due 1/3/05,
  repurchase price $78,397                                $        (f)78,384            78,384
----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $144,547)                                         144,547
==============================================================================================
TOTAL INVESTMENTS (109.1%) (COST $561,068) --
  INCLUDING $62,888 OF SECURITIES LOANED                                               636,355
==============================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS (-9.1%)                                          (52,881)
==============================================================================================
NET ASSETS (100%)                                                              $       583,474
==============================================================================================

(a)  Non-income producing security.
(c)  All or portion of security on loan at December 31, 2004.
(d) Security was valued at fair value -- At December 31, 2004, the Portfolio held $2,217,000 of fair valued securities, representing 0.4% of net assets.
(f) Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan Bank, 1.10%
     to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and Financial Assist Corp., 8.80%,
     due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
(h) Variable/Floating Rate Security -- interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2004.
(i) Security's issuer is an affiliate of the adviser. Held as collateral for securities on loan.
@    Face Amount/Value is less than $500.
ADR  American Depositary Receipt
GDR  Global Depositary Receipt
CVA  Certificaten Van Aandelen
REIT Real Estate Investment Trust
RNC  Non-Convertible Savings Shares

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

   The Portfolio had the following foreign currency exchange contract(s) open at period end:

                                                                                NET
   CURRENCY                                       IN                         UNREALIZED
      TO                                       EXCHANGE                     APPRECIATION
   DELIVER           VALUE     SETTLEMENT         FOR            VALUE     (DEPRECIATION)
    (000)            (000)        DATE           (000)           (000)         (000)
-----------------------------------------------------------------------------------------
EUR     25,989    $   35,281     3/16/05    US$      34,582   $   34,582   $         (699)
EUR      4,987         6,770     3/16/05    US$       6,638        6,638             (132)
GBP      3,160         6,036     3/16/05    US$       6,050        6,050               14
JPY  1,143,230        11,174     1/20/05    US$      10,470       10,470             (704)
JPY     31,271           307     3/16/05    US$         300          300               (7)
JPY    124,000         1,217     3/16/05    US$       1,187        1,187              (30)
US$      2,944         2,944     3/16/05    AUD       3,910        3,041               97
US$      2,910         2,910      1/3/05    EUR       2,144        2,908               (2)
US$      2,664         2,664     3/16/05    EUR       2,000        2,715               51
US$      9,879         9,879     3/16/05    EUR       7,414       10,064              185
US$     14,823        14,823     3/16/05    EUR      11,137       15,118              295
US$     15,910        15,910     3/16/05    EUR      11,957       16,232              322
US$      3,927         3,927     3/16/05    EUR       2,950        4,005               78
US$      6,770         6,770     3/16/05    EUR       5,079        6,894              124
US$     25,102        25,102     3/16/05    EUR      18,872       25,619              517
US$      3,515         3,515     3/16/05    GBP       1,839        3,511               (4)
US$        164           164     3/16/05    GBP          86          164              @--
US$        441           441     3/16/05    GBP         230          439               (2)
US$      3,849         3,849     3/16/05    GBP       2,012        3,842               (7)
US$      9,150         9,150     3/16/05    GBP       4,781        9,131              (19)
US$      2,848         2,848     3/16/05    GBP       1,495        2,853                5
US$     10,550        10,550     1/20/05    JPY   1,143,230       11,174              624
US$      7,631         7,631     3/16/05    JPY     797,445        7,824              193
US$      6,091         6,091     3/16/05    JPY     637,080        6,251              160
US$      1,437         1,437     3/16/05    JPY     148,915        1,463               26
US$      3,724         3,724     3/16/05    SEK      25,050        3,770               46
US$      2,384         2,384     3/16/05    SGD       3,915        2,404               20
                  ----------                                  ----------   --------------
                  $  197,498                                  $  198,649   $        1,151
                  ==========                                  ==========   ==============

AUD -- Australian Dollar
EUR -- Euro
GBP -- British Pound
JPY -- Japanese Yen
SEK -- Swedish Krona
SGD -- Singapore Dollar

FUTURES CONTRACTS:

   The Portfolio had the following futures contract(s) open at period end:

                                                                       NET
                                                                   UNREALIZED
                        NUMBER                                    APPRECIATION
                          OF          VALUE        EXPIRATION     (DEPRECIATION)
                      CONTRACTS       (000)           DATE             (000)
-------------------------------------------------------------------------------
LONG:
CAC 40 Index
  (France)                52       $    2,692         Jan-05      $         @--
Hang Seng Index
  (Hong Kong)             56            5,123         Jan-05                 11
IBEX 35 Index
  (Spain)                 81            9,940         Jan-05                163
MSCI SING Index
  (Singapore)             83            2,505         Jan-05                  1
OMX 30 Index
  (Sweden)               350            3,913         Jan-05                 47
DAX Index
  (Germany)              115           16,661         Mar-05                 67
DJ Euro STOXX 50
  (Germany)              309           12,357         Mar-05                 42
FTSE 100 Index
  (United Kingdom)       161           14,818         Mar-05                103
SPI 200 Index
  (Australia)             42            3,332         Mar-05                 71
TOPIX Index
  (Japan)                130           14,564         Mar-05                606
                                                                   ------------
                                                                   $      1,111
                                                                   ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW

EMERGING MARKETS PORTFOLIO

[CHART]

    COMPARISON OF THE CHANGE IN VALUE OF A $500,000* INVESTMENT OVER 10 YEARS

                                                        LIPPER
                  EMERGING           MSCI               EMERGING
FISCAL YEAR       MARKETS            EMERGING           MARKETS
ENDED             PORTFOLIO -        MARKETS FREE NET   FUNDS
DECEMBER 31       CLASS A            INDEX              INDEX
1994              500000             500000             500000
1995              436175             473950             466120
1996              489362             502529             523043
1997              484346             444286             469480
1998              361250             331704             343314
1999              728944             551989             580090
2000              448847             383025             400848
2001              429031             372990             386821
2002              402281             349976             368948
2003              623857             545333             579016
2004              774150             684750             727850

[CHART]

           COMPARISON OF THE CHANGE IN VALUE OF A $100,000* INVESTMENT

                                                          LIPPER
                     EMERGING          MSCI               EMERGING
FISCAL YEAR          MARKETS           EMERGING           MARKETS
ENDED                PORTFOLIO -       MARKETS FREE       FUNDS
DECEMBER 31          CLASS B           INDEX              INDEX
**                   100000            100000             100000
1996                 109940            106030             112212
1997                 107840             93741             100721
1998                  78993             69987              73654
1999                 158902            116466             124451
2000                  97089             80815              85997
2001                  92623             78698              82988
2002                  85917             73842              79153
2003                 132837            115061             124220
2004                 164680            143450             154720

*    Minimum Investment
**   Commenced offering on January 2, 1996.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS FREE NET INDEX(1) AND THE LIPPER EMERGING MARKETS FUNDS INDEX(2)

                                                        TOTAL RETURNS(3)
                                           -----------------------------------------
                                                              AVERAGE ANNUAL
                                                     -------------------------------
                                              ONE      FIVE       TEN          SINCE
                                             YEAR     YEARS     YEARS    INCEPTION(6)
------------------------------------------------------------------------------------
Portfolio - Class A (4)                     24.09%     1.21%     4.47%          8.29%
MSCI Emerging Markets Free Net Index        25.55      4.40      3.19           7.39
Lipper Emerging Markets Funds Index         25.70      4.64      3.83             --
Portfolio - Class B (5)                     23.84      0.96        --           5.70
MSCI Emerging Markets Free Net Index        25.55      4.40        --           4.09
Lipper Emerging Markets Funds Index         25.70      4.64        --           4.97

(1) The MSCI Emerging Markets Free Net Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. This series approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.

(2) The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Markets Funds classification.

(3) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)  Commenced operations on September 25, 1992

(5)  Commenced offering on January 2, 1996

(6) For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

The Emerging Markets Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

EMERGING MARKETS PORTFOLIO

In addition, investing in emerging markets may involve a relative higher degree of volatility.

PERFORMANCE

For the year ended December 31, 2004, the Portfolio had a total return based on net asset value per share of 24.09%, net of fees, for the Class A shares and 23.84%, net of fees, for the Class B shares compared to 25.55% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (the "Index").

FACTORS AFFECTING PERFORMANCE

   - The largest detractor to relative performance was our modest cash position, which in a rising market can hurt performance.

   - Stock selection in South Korea and Thailand coupled with negative country allocation scores from our overweight position in Thailand and Russia were the next largest detractors to relative performance.

   - Our underweight position in the Central European countries of Hungary and the Czech Republic also hurt performance. Hungary and the Czech Republic, despite expensive valuations and weak fundamentals, continue to outperform given continued optimism over the European Union convergence.

   - Stock selection in Russia was once again the largest contributor to relative performance. Other strong contributors came from our overweight position in the outperforming markets of Egypt, Brazil and Turkey and stock selection in South Africa and Brazil.

   - Global emerging markets, after gaining more than 50% in 2003, remained among the best performing asset classes in 2004, gaining more than 25%. This marked the first sequential annual gain we have seen in Emerging Markets since 1992-1993 and the fourth straight year the asset class has outperformed world markets.

   - During the year, the asset class benefited from accelerating global growth, supportive macroeconomic policy, local currency strength, rising corporate earnings and improving economic fundamentals. The dollar lost ground against many emerging markets currencies during the year as many developing countries continued to post current account and fiscal surpluses, as well as solid economic growth.

   - Led by Latin America, all regions were strong performers. The tragic tsunami disaster that struck Southeast Asia on December 26 did not result in a significant sell-off of assets as many expect minimal impact to major economies.

   - Egypt, Colombia, Hungary, the Czech Republic, Poland, Indonesia, Mexico, South Africa and Turkey were among the best performers. Thailand, China and Russia, among the top performers in 2003, were among the worst performing markets this year given political and economic concerns.

MANAGEMENT STRATEGIES

   - We maintain our long-term positive outlook for emerging markets given relative valuations and fundamentals. We continue to focus on countries where gross domestic product (GDP) growth, fiscal policy and reform agendas remain strong and on companies that we believe have strong management and earnings visibility.

   - We have continued to reduce cyclicality in the Portfolio, primarily by reducing our position within South African materials and South Korean technology sectors, specifically in names that have recently performed strongly and now face a headwind as global growth decelerates. We continued to trim our long-term overweight position in the Portfolio in Turkey given the relative out-performance of the country while increasing our overweight position in Brazil given attractive valuations and the improving domestic growth outlook.

   - In general, we have moved away from cyclical plays and into stocks with secular drivers. The investment ideas about which we have the most conviction have led us to consolidate the Portfolio on both a country and stock level, into those that we expect to benefit from stronger domestic economies, the growing trend towards outsourcing, and new product cycles.

   - The Portfolio's key overweight positions going into 2005 are Russia, Thailand, Turkey, South Africa, Mexico and Brazil. We are neutral in India and Poland while South Korea, Taiwan, Israel, Malaysia and China are our largest underweight countries.

   - We believe the emerging markets are in a better position than in past times to withstand the tough global environment. In our opinion, valuations are cheaper while strong fiscal positions and lower interest rates are a boost to growth prospects. In addition, emerging market growth has been both export-driven as well as consumer-led, which marks an improvement from investment-led cycles of the late 1990's.

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

EMERGING MARKETS PORTFOLIO

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's acctual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                         EXPENSES PAID
                                                       ENDING ACCOUNT   DURING PERIOD*
                                           BEGINNING            VALUE  JULY 1, 2004 --
                                       ACCOUNT VALUE     DECEMBER 31,     DECEMBER 31,
                                        JULY 1, 2004             2004             2004
--------------------------------------------------------------------------------------
CLASS A
Actual                                $     1,000.00   $     1,268.70   $         8.67
Hypothetical (5% average
annual return before expenses)              1,000.00         1,017.50             7.71

CLASS B
Actual                                      1,000.00         1,267.30            10.09
Hypothetical (5% average
annual return before expenses)              1,000.00         1,016.24             8.97

* Expenses are equal to Class A and Class B annualized net expense ratios of 1.52% and 1.77%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by industry, as a percentage of total investments.

[CHART]

Commercial Banks                                13.2%
Wireless Telecommunication Services             10.4%
Oil & Gas                                        9.3%
Metals & Mining                                  6.4%
Electronic Equipment & Instruments               4.1%
Semiconductors & Semiconductor Equipment         4.0%
Insurance                                        3.2%
Food & Staples Retailing                         3.7%
Diversified Telecommunication Services           3.2%
Other*                                          33.8%

* Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

January 2005

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS

EMERGING MARKETS PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
----------------------------------------------------------------------------------------------
COMMON STOCKS (95.9%)
(UNLESS OTHERWISE NOTED)
BRAZIL (11.5%)
All America Latina Logistica S.A.
  (Preference)                                                    (a)107,700   $         3,203
Banco Bradesco S.A. (Preference)                                     317,889             7,687
Banco Bradesco S.A. ADR (Preference)                              (c)142,840             3,580
Banco Itau Holding Financeira S.A.
  (Preference)                                                        46,023             6,914
Banco Itau Holding Financeira S.A.
  ADR (Preference)                                                (c)168,316            12,652
Braskem S.A. (Preference)                                         41,656,000             2,102
Braskem S.A. ADR                                                      75,200             3,832
CEMIG S.A. (Preference)                                          250,989,200             6,133
CEMIG S.A. ADR (Preference)                                          155,000             3,804
Cia Siderurgica de Tubarao (Preference)                           21,585,000             1,272
Cia Siderurgica Nacional S.A.                                         60,479             1,156
Cia Siderurgica Nacional S.A. ADR                                 (c)274,500             5,248
CPFL Energia S.A. ADR                                              (a)34,900               693
CPFL Energia S.A.                                                 (a)149,300             1,010
CVRD ADR                                                              18,379               533
CVRD ADR (Preference)                                              1,117,714            27,250
CVRD, Class A  (Preference)                                           14,021               339
Petrobras S.A. (Preference)                                           56,883             2,081
Petrobras S.A. ADR                                                   565,675            22,502
Petrobras S.A. ADR (Preference)                                      498,698            18,058
Telesp Celular Participacoes S.A.
  (Preference)                                              (a)3,802,128,938            10,293
Telesp Celular Participacoes S.A.
  ADR (Preference)                                             (a)(c)866,113             5,890
Votorantim Celulose e Papel S.A.
  ADR (Preference)                                                (c)339,750             5,504
----------------------------------------------------------------------------------------------
                                                                                       151,736
==============================================================================================
CHILE (0.9%)
Enersis S.A. ADR                                             (a)(c)1,320,100            11,234
----------------------------------------------------------------------------------------------
CHINA/HONG KONG (5.4%)
Air China Ltd., Class H                                         (a)2,543,000               982
Asia Aluminum Holdings Ltd.                                       29,246,000             3,010
AviChina Industry & Technology Co.,
  Class H                                                      (c)10,641,000               999
China Life Insurance Co., Ltd.                               (a)(c)7,429,000             4,970
China Petroleum & Chemical Corp.,
  Class H                                                         11,558,000             4,758
China Resources Power Holdings Co.                                 2,539,000             1,380
CNOOC Ltd.                                                        14,747,000             7,921
Fountain Set Holdings Ltd.                                         4,633,000             3,010
GOME Electrical Appliances Holdings Ltd                         (a)4,213,000             3,821
Grande Holdings Ltd.                                               2,119,000             2,072
Hainan Meilan International Airport
  Co., Ltd., Class H                                               2,406,000             2,028
Hopewell Highway Infrastructure Ltd.                            (c)4,809,000             3,960
Huadian Power International Co., Class H                          10,605,000             3,138
Kingboard Chemical Holdings Ltd.                                   1,843,000             3,900
Lianhua Supermarket Holdings Co.,
  Ltd., Class H                                                    2,064,000             2,523
Moulin International Holdings Ltd.                              (c)2,150,000             1,466
Norstar Founders Group Ltd.                                     (c)5,621,000             1,280
Ping An Insurance Group Co. of
  China Ltd., Class H                                           (a)3,193,000   $         5,422
Shougang Concord Century Holdings Ltd.                            12,407,000             1,197
Tom Online, Inc.                                                (a)6,364,000             1,195
TPV Technology Ltd.                                             (c)7,530,000             4,545
Victory City International Holdings                                3,751,000             1,581
Wumart Stores, Inc.                                             (a)1,033,000             1,661
Yanzhou Coal Mining Co., Ltd., Class H                          (c)3,014,000             4,304
ZTE Corp., Class H                                                (a)177,000               573
----------------------------------------------------------------------------------------------
                                                                                        71,696
==============================================================================================
COLOMBIA (0.4%)
BanColombia S.A. ADR                                                 375,300             5,299
----------------------------------------------------------------------------------------------
EGYPT (1.6%)
Eastern Tobacco                                                      185,476             3,974
MobiNil                                                              553,149            11,699
Orascom Construction Industries                                      447,712             5,350
Orascom Construction Industries GDR                                    2,608                63
----------------------------------------------------------------------------------------------
                                                                                        21,086
==============================================================================================
INDIA (6.4%)
ABB Ltd. India                                                       123,500             2,770
Aventis Pharma Ltd.                                                   82,492             2,519
Bharat Heavy Electricals Corp.                                       512,465             9,122
Cipla Ltd.                                                           509,665             3,739
Container Corp. of India Ltd.                                        140,919             2,988
GlaxoSmithKline Pharmaceuticals Ltd.                                 146,500             2,606
Grasim Industries Ltd.                                                73,000             2,232
HDFC Bank Ltd.                                                       225,000             2,699
Hero Honda Motors Ltd.                                               391,385             5,168
Hindalco Industries Ltd.                                              86,480             2,853
Hindustan Lever Ltd.                                                 694,260             2,304
Housing Development Finance Corp.                                    251,000             4,446
India Info.com PCL                                                (d)393,611               @--
Industrial Development Bank of India Ltd.                       (a)1,128,000             2,864
Infosys Technologies Ltd.                                            152,436             7,363
ITC Ltd.                                                              44,000             1,333
ITC Ltd.(Registered) GDR                                              43,400             1,302
Mahanagar Telephone Nigam Ltd.                                     1,095,000             3,922
Mahindra & Mahindra Ltd.                                             284,000             3,575
Morgan Stanley Growth Fund                                     (k)17,282,900             7,712
Oil & Natural Gas Corp., Ltd.                                        225,200             4,267
Siemens India Ltd.                                                    51,000             1,559
Steel Authority of India Ltd.                                   (a)3,507,082             5,076
Wipro Ltd.                                                           109,500             1,894
----------------------------------------------------------------------------------------------
                                                                                        84,313
==============================================================================================
INDONESIA (2.4%)
Bank Central Asia Tbk PT                                          14,798,000             4,743
Bank Internasional Indonesia Tbk PT                            (a)75,304,000             1,501
Bank Mandiri Persero Tbk PT                                       19,283,000             3,999
Bank Rakyat Indonesia                                             16,257,500             5,035
Bumi Resources Tbk PT                                          (a)54,977,000             4,738
Gudang Garam Tbk PT                                                1,449,000             2,115
Indocement Tunggal Prakarsa Tbk PT                             (a)13,329,500             4,416
Ramayana Lestari Sentosa Tbk PT                                   14,125,000             1,179
Telekomunikasi Indonesia Tbk PT                                    7,005,000             3,641
----------------------------------------------------------------------------------------------
                                                                                        31,367
==============================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

EMERGING MARKETS PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
----------------------------------------------------------------------------------------------
ISRAEL (0.9%)
Check Point Software Technologies Ltd.                         (a)(c)484,284   $        11,928
----------------------------------------------------------------------------------------------
MALAYSIA (1.4%)
Bandar Raya Developments Bhd                                         660,000               339
Commerce Asset Holdings Bhd                                        2,074,000             2,565
Magnum Corp. Bhd                                                   4,361,000             2,777
MK Land Holdings Bhd                                               2,599,000             1,211
Resorts World Bhd                                                    784,000             2,063
SP Setia Bhd                                                       2,839,999             3,229
Tenaga Nasional Bhd                                                1,671,000             4,793
YTL Corp. Bhd                                                      1,472,000             2,072
----------------------------------------------------------------------------------------------
                                                                                        19,049
==============================================================================================
MEXICO (8.5%)
America Movil S.A. de C.V., Class L ADR                              748,703            39,195
Cemex S.A. de C.V.                                                    47,475               347
Cemex S.A. de C.V. ADR                                               144,581             5,266
Fomento Economico Mexicano S.A.
  de C.V. ADR                                                         88,600             4,661
Grupo Financiero Banorte S.A. de
  C.V., Class O                                                      409,800             2,583
Grupo Televisa S.A. ADR                                              399,300            24,158
Kimberly-Clark de Mexico S.A. de
  C.V., Class A                                                      747,700             2,585
Telmex, Class L ADR                                                   53,568             2,053
Wal-Mart de Mexico S.A. de C.V. ADR                               (c)153,647             5,279
Wal-Mart de Mexico S.A. de C.V., Series V                          7,445,054            25,608
----------------------------------------------------------------------------------------------
                                                                                       111,735
==============================================================================================
MOROCCO (0.3%)
Banque Marocaine du Commerce
  Exterieur                                                           65,600             4,172
----------------------------------------------------------------------------------------------
POLAND (2.3%)
Agora S.A.                                                         (a)70,434             1,328
NFI Empik Media & Fasion S.A.                                     (a)758,047             1,648
Powszechna Kasa Oszczednosci
  Bank Polski S.A.                                                (a)913,603             8,431
Telekomunikacja Polska S.A.                                          608,589             4,000
Telekomunikacja Polska S.A. GDR                                    2,241,200            14,792
----------------------------------------------------------------------------------------------
                                                                                        30,199
==============================================================================================
RUSSIA (7.3%)
Alliance Cellulose Ltd.                                        (a)(d)592,359               @--
LUKOIL ADR                                                           196,334            23,835
Mobile Telesystems ADR                                              (c)6,800               942
Mobile Telesystems GDR                                               254,800             8,822
OAO Gazprom ADR (Registered)                                      (c)665,840            23,637
Sberbank RF GDR                                                   (a)248,400            13,647
Surgutneftegaz ADR                                                (c)186,889             7,008
Surgutneftegaz ADR (Preference)                                   (c)165,490             9,019
Uralsvyazinform ADR                                                  373,500             2,742
Vimpel-Communications ADR                                         (a)114,600             4,142
VolgaTelecom ADR                                                     489,600             3,182
----------------------------------------------------------------------------------------------
                                                                                        96,976
==============================================================================================
SOUTH AFRICA (14.5%)
African Bank Investments Ltd.                                      7,161,900            23,135
African Life Assurance Co., Ltd.                                   2,430,213             7,915
Anglo American Platinum Corp., Ltd.                                   74,900             2,737
Anglo American plc (London Shares)                                         1   $           @--
Aveng Ltd.                                                         2,783,200             5,895
AVI Ltd.                                                             965,800             3,921
Barloworld Ltd.                                                      502,800             9,435
Edgars Consolidated Stores Ltd.                                      226,600            12,090
Gold Fields Ltd. ADR                                               (c)84,676             1,057
Harmony Gold Mining Co., Ltd.                                   (c)1,089,102             9,843
Harmony Gold Mining Co., Ltd. ADR                                    364,613             3,380
Impala Platinum Holdings Ltd.                                         73,038             6,176
Ispat Iscor Ltd.                                                     276,300             3,195
Kumba Resources Ltd.                                                 601,138             4,669
Lewis Group Ltd.                                                  (a)785,300             5,406
Massmart Holdings Ltd.                                             1,488,045            11,896
MTN Group Ltd.                                                     3,570,850            27,419
Sanlam Ltd.                                                        5,397,700            12,386
Shoprite Holdings Ltd.                                             2,732,909             6,223
Standard Bank Group Ltd.                                           1,141,404            13,257
Steinhoff International Holdings Ltd.                              5,455,621            12,134
Telkom S.A. Ltd.                                                     579,030            10,017
----------------------------------------------------------------------------------------------
                                                                                       192,186
==============================================================================================
SOUTH KOREA (12.8%)
Cheil Industries, Inc.                                            (a)338,520             5,216
Daishin Securities Co., Ltd.                                         205,720             2,802
Daishin Securities Co., Ltd. (Preferred)                             189,060             1,635
Doosan Heavy Industries and
  Construction Co., Ltd.                                          (a)363,880             4,148
Handsome Co., Ltd.                                                (a)360,530             2,915
Hankook Tire Co., Ltd.                                          (a)1,121,320            11,049
Hyundai Mobis                                                     (a)199,450            12,620
Hyundai Motor Co.                                                  (a)65,960             3,536
Hyundai Motor Co. (Preferred)                                      (a)41,910             1,257
Korea Electric Power Corp.                                        (a)100,980             2,619
Korean Airlines Co., Ltd.                                         (a)417,450             7,601
KT&G Corp.                                                        (a)233,440             6,979
LG Engineering & Construction Corp.                               (a)124,690             3,433
LG Investment & Securities Co., Ltd.                              (a)967,770             7,984
Orion Corp.                                                        (a)51,730             5,447
Pusan Bank                                                        (a)483,220             3,711
Samsung Electronics Co., Ltd.                                         77,893            33,898
Samsung Electronics Co., Ltd. (Preferred)                             26,600             7,670
Samsung Fire & Marine Insurance Co.,
  Ltd                                                                 33,660             2,650
Samsung SDI Co., Ltd.                                                272,060            29,697
Shinhan Financial Group Co., Ltd.                                 (a)367,330             8,303
STX Shipbuilding Co., Ltd.                                        (a)212,480             3,448
----------------------------------------------------------------------------------------------
                                                                                       168,618
==============================================================================================
TAIWAN (10.1%)
Acer, Inc.                                                         2,400,217             3,964
Asia Optical Co., Inc.                                             1,658,272             9,233
Catcher Technology Co., Ltd.                                         811,800             2,669
Cathay Financial Holding Co., Ltd.                                 2,637,000             5,392
Cheng Shin Rubber Industry Co., Ltd.                               2,024,936             2,580
Chinatrust Financial Holding Co., Ltd.                             5,508,422             6,567
CTCI Corp.                                                         5,110,538             3,247
Cyberlink Corp.                                                      705,066             1,763
Delta Electronics, Inc.                                            2,299,000             4,050

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

EMERGING MARKETS PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
----------------------------------------------------------------------------------------------
TAIWAN (CONT'D)
Eva Airways Corp.                                               (a)5,421,730   $         2,661
Far EasTone Telecommunications Co.,
  Ltd.                                                             1,562,000             1,892
Faraday Technology Corp.                                             862,363             1,506
Fubon Financial Holding Co., Ltd.                                  3,723,000             3,806
Fubon Financial Holding Co., Ltd. GDR                                116,510             1,163
HON HAI Precision Industry Co., Ltd.                               2,677,441            12,381
Infortrend Technology, Inc.                                        1,631,565             3,541
Kaulin Manufacturing Co., Ltd.                                     1,241,250             1,218
Largan Precision Co., Ltd.                                           468,138             2,607
MediaTek, Inc.                                                       949,013             6,448
Mega Financial Holding Co., Ltd.                                  10,640,000             7,330
Phoenixtec Power Co., Ltd.                                         2,353,355             2,835
Polaris Securities Co., Ltd.                                       5,867,183             3,285
Richtek Technology Corp.                                             624,100             1,315
Shin Kong Financial Holding Co., Ltd.                              5,625,000             5,414
Springsoft, Inc.                                                   1,584,586             3,390
Sunplus Technology Co., Ltd.                                         930,200             1,305
Taishin Financial Holdings Co., Ltd.                               4,262,256             3,995
Taiwan Cellular Corp.                                              3,583,000             4,001
Taiwan Cement Corp.                                               10,837,412             7,125
Taiwan Semiconductor Manufacturing Co.,
  Ltd.                                                             3,297,000             5,237
Tsann Kuen Enterprise Co.                                          1,918,825             2,215
Waffer Technology Co., Ltd.                                        1,182,500             1,495
Ya Hsin Industrial Co., Ltd.                                       7,535,042             7,229
----------------------------------------------------------------------------------------------
                                                                                       132,859
==============================================================================================
THAILAND (5.0%)
Advanced Info Service PCL (Foreign)                             (d)3,039,200             8,365
Asian Property Development PCL                                 (d)14,164,700             1,334
Bangkok Bank PCL (Foreign)                                         3,936,000            11,542
Banpu PCL (Foreign)                                               (d)766,200             2,996
CP Seven Eleven PCL (Foreign)                                   (d)1,799,500             2,639
Italian-Thai Development PCL (Foreign)                      (c)(d)17,050,800             4,211
Kasikornbank PCL (Foreign)                                      (a)4,098,600             5,904
Kasikornbank PCL NVDR                                        (a)(c)1,825,900             2,466
Lalin Property PCL (Foreign)                                    (d)4,420,600               716
Land & Houses PCL (Foreign, Registered)                        (c)13,265,300             3,856
MBK PCL (Foreign)                                                 (d)765,700               945
PTT PCL (Foreign)                                            (c)(d)1,493,300             6,646
Siam City Bank PCL (Foreign, Registered)                        (d)4,090,200             2,657
Siam Commercial Bank PCL
  (Foreign, Registered)                                         (d)2,194,500             2,766
Siam Makro PCL (Foreign)                                          (d)389,600               491
Sino Thai Engineering &
Construction PCL (Foreign)                                      (d)3,794,400               825
Total Access Communication PCL                                  (a)1,313,600             4,650
True Corp. PCL (Foreign)                                 (a)(c)(d)14,302,300             2,980
----------------------------------------------------------------------------------------------
                                                                                        65,989
==============================================================================================
TURKEY (4.2%)
Akbank T.A.S.                                                  1,336,947,411             8,278
Akcansa Cimento A.S.                                           1,660,271,450             5,860
Arcelik A.S.                                                  (a)583,056,550             3,567
Enka Insaat ve Sanayi A.S.                                       162,485,114             4,488
Hurriyet Gazetecilik ve Matbaacilik A.S.                       2,777,255,070             6,549
Trakya Cam Sanayii A.S.                                        1,532,708,826   $         4,183
Turkcell Iletisim Hizmetleri A.S.                             (a)877,641,186             6,118
Turkiye Garanti Bankasi A.S.                                (a)2,317,360,373             7,321
Yapi Ve Kredi Bankasi A.S.                                  (a)3,095,997,200             9,735
----------------------------------------------------------------------------------------------
                                                                                        56,099
==============================================================================================
  TOTAL COMMON STOCKS (COST $961,599)                                                1,266,541
==============================================================================================

                                                                      NO. OF
                                                                      RIGHTS
----------------------------------------------------------------------------------------------
RIGHTS (0.0%)
BRAZIL (0.0%)
Banco Bradesco S.A. (COST $@--)                                    (a)13,613               124
----------------------------------------------------------------------------------------------

                                                                        FACE
                                                                      AMOUNT
                                                                       (000)
----------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES (0.7%)
INDIA (0.0%)
Saurashtra Cement & Chemicals
  Ltd. (expired maturity)                                 INR      (b)(d)700               @--
----------------------------------------------------------------------------------------------
RUSSIA (0.7%)
MCSI Holding Ltd. (Secured Notes)                         $        (d)10,337             8,994
----------------------------------------------------------------------------------------------
  TOTAL FIXED INCOME SECURITIES (COST $11,339)                                           8,994
==============================================================================================
SHORT-TERM INVESTMENTS (9.2%)
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (5.3%)
Bank of New York, 2.33%, 10/28/05                                   (h)2,609             2,610
Bear Stearns, 2.37%, 4/15/05                                        (h)1,434             1,434
Beta Finance, Inc., 2.28%, 2/18/05                                     1,076             1,076
Calyon NY, 2.04%, 3/4/05                                            (h)2,292             2,292
CIT Group Holdings,
  2.17%, 1/31/05                                                      (h)222               222
  2.30%, 2/14/05                                                    (h)1,210             1,210
Citigroup, Inc., 2.39%, 9/1/05                                        (h)764               764
Compass Securitization, 2.38%, 3/17/05                              (h)1,114             1,114
Corporate Receivables Corp.,
  2.46%, 3/14/05                                                         475               475
Discover Card Master Trust,
  2.39%, 5/16/05                                                 (h)(i)1,060             1,060
Eni Coordination Center, 2.38%, 8/29/05                               (h)796               796
Giro Funding U.S. Corp., 2.37%, 2/7/05                                   476               476
HBOS Treasury Services plc, N.Y.,
  2.46%, 3/14/05                                                         955               955
International Lease Finance Corp.,
  2.51%, 9/22/05                                                    (h)1,227             1,227
Jackson National Life Global Fund,
  2.32%, 1/18/05                                                      (h)796               796
K2 (USA) LLC, 2.33%, 10/24/05                                       (h)2,259             2,260
Landesbank Hessen Thur New York,
  2.24%, 2/2/05                                                       (h)803               803
Lehman Brothers, Inc., 2.33%, 1/3/05                                  19,512            19,512
Links Finance LLC,
  2.33%, 10/27/05                                                   (h)1,591             1,591
  2.40%, 9/26/05                                                      (h)796               796
Marshall & Ilsley Bank, 2.51%, 12/29/05                             (h)2,228             2,228
Nationwide Building Society,
  2.58%, 1/2/06                                                     (h)1,846             1,846
Pfizer, Inc., 2.30%, 1/31/06                                        (h)1,592             1,592
Proctor & Gamble, 2.42%, 1/31/06                                      (h)653               653

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

EMERGING MARKETS PORTFOLIO

                                                                        FACE
                                                                      AMOUNT             VALUE
                                                                       (000)             (000)
----------------------------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (CONT'D)
Royal Bank of Canada NY,
  2.38%, 6/27/05                                          $         (h)1,591   $         1,591
Sheffield Receivable Corp.,
  2.21%, 1/12/05                                                       2,234             2,234
Sigma Finance, Inc., 2.38%, 9/15/05                                 (h)1,592             1,592
SLM Corp., 2.41%, 1/31/06                                           (h)1,592             1,592
Societe Generale, N.Y., 2.04%, 3/3/05                               (h)1,671             1,671
Svenska Handelsbank N.Y.,
  2.32%, 5/10/05                                                    (h)1,591             1,591
UBS Finance (Delaware), Inc.,
  2.33%, 1/6/05                                                        2,386             2,386
UBS Securities LLC, 2.30%, 1/3/05                                      8,911             8,912
----------------------------------------------------------------------------------------------
                                                                                        69,357
==============================================================================================

                                                                      SHARES
----------------------------------------------------------------------------------------------
INVESTMENT COMPANY HELD AS COLLATERAL ON LOANED SECURITIES (0.0%)
JPMorgan Securities Lending Collateral
  Investment Fund                                                    401,088               401
----------------------------------------------------------------------------------------------

                                                                        FACE
                                                                      AMOUNT
                                                                       (000)
----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.9%)
J.P. Morgan Securities, Inc., 2.00%,
  dated 12/31/04, due 1/3/05,
  repurchase price $51,379                                $        (f)51,370            51,370
----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $121,128)                                         121,128
==============================================================================================
TOTAL INVESTMENTS (105.8%) (COST $1,094,066) --
  INCLUDING $67,299 OF SECURITIES LOANED                                             1,396,787
==============================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS (-5.8%)                                          (76,234)
----------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                              $     1,320,553
==============================================================================================

(a)    Non-income producing security.
(b)    Issuer is in default.
(c)    All or portion of security on loan at December 31, 2004.
(d) Security was valued at fair value -- At December 31, 2004, the Portfolio held $46,565,000 of fair valued securities, representing 3.5% of net assets.
(f) Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan Bank, 1.10% to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan
       Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and Financial Assist Corp., 8.80%, due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
(h) Variable/Floating Rate Security -- interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2004.
(i)    Security's securities on loan.
(k) Investments of Securities of Affiliated issuer -- The Morgan Stanley Growth Fund, acquired at a cost of $3,415,000, is advised by an affiliate of the Adviser. During the year ended December 31, 2004, the Portfolio had no purchases or sales of this security. The Portfolio derived $572,000 of income from this security during the year ended December 31, 2004.
@      Face Amount/Value is less than $500.
ADR    American Depositary Receipts
GDR    Global Depositary Receipts
INR    Indian Rupee
NVDR   Non Voting Depositary Receipts

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

                                                                                NET
   CURRENCY                                       IN                         UNREALIZED
      TO                                       EXCHANGE                     APPRECIATION
   DELIVER           VALUE     SETTLEMENT         FOR            VALUE     (DEPRECIATION)
    (000)            (000)        DATE           (000)           (000)         (000)
-----------------------------------------------------------------------------------------
US$         26    $       26     1/3/05     BRL          70   $       26   $          @--
US$        159           159     1/3/05     PLN         475          157               (2)
US$         39            39     1/5/05     ZAR         223           39              @--
ZAR    113,448        19,593    6/27/05     US$      16,710       16,710           (2,883)
ZAR     90,524        15,591    7/22/05     US$      13,812       13,812           (1,779)
                  ----------                                  ----------   --------------
                  $   35,408                                  $   30,744   $       (4,664)
                  ==========                                  ==========   ==============

BRL -- Brazil Real
PLN -- Polish Zloty
ZAR -- South African Rand

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW

EUROPEAN REAL ESTATE PORTFOLIO

[CHART]

    COMPARISON OF THE CHANGE IN VALUE OF A $500,000* INVESTMENT OVER 10 YEARS

                                            GPR
                                            GENERAL            LIPPER
                         EUROPEAN REAL      REAL ESTATE        REAL
FISCAL YEAR              ESTATE             SECURITIES         ESTATE
ENDED                    PORTFOLIO -        INDEX -            FUNDS
DECEMBER 31              CLASS A            EUROPE             INDEX
**                        500000             500000             500000
1997                      476400             500445             495386
1998                      499029             497993             411141
1999                      487252             514925             396468
2000                      559901             561525             497800
2001                      515949             532606             548683
2002                      642460             651591             568575
2003                      914927             945002             780166
2004                     1349450            1423450            1030800


[CHART]

   COMPARISON OF THE CHANGE IN VALUE OF A $100,000* INVESTMENT SINCE INCEPTION

                                            GPR
                                            GENERAL            LIPPER
                         EUROPEAN REAL      REAL ESTATE        REAL
FISCAL YEAR              ESTATE             SECURITIES         ESTATE
ENDED                    PORTFOLIO -        INDEX -            FUNDS
DECEMBER 31              CLASS B            EUROPE             INDEX
***                       100000             100000             100000
1997                      95240             100089              99077
1998                      99621              99599              82228
1999                      97021             102985              79294
2000                     111138             112305              99560
2001                     102158             106521             109737
2002                     126788             130318             113715
2003                     180115             189000             156033
2004                     265030             284690             206160

*    Minimum Investment
**   Commenced operations on October 1, 1997

***  Commenced offering on October 1, 1997

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE GPR GENERAL REAL ESTATE SECURITIES INDEX - EUROPE(1) AND THE LIPPER REAL ESTATE FUNDS INDEX(2)

                                                  TOTAL RETURNS(3)
                                           -------------------------------
                                                        AVERAGE ANNUAL
                                                     ---------------------
                                              ONE      FIVE          SINCE
                                             YEAR     YEARS    INCEPTION(6)
--------------------------------------------------------------------------
Portfolio - Class A (4)                     47.49%    22.60%         14.68%
Portfolio - Class B (5)                     47.15     22.26          14.39
GPR General Real Estate Securities
  Index - Europe                            50.60     22.55          15.53
Lipper Real Estate Funds Index              32.12     21.04          10.49

(1) The GPR General Real Estate Securities Index - Europe is a market capitalization weighted index of listed property/real estate securities in Europe measuring total return.
(2) The Lipper Real Estate Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Real Estate Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Real Estate Funds classification.
(3) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(4)  Commenced operations on October 1, 1997
(5)  Commenced offering on October 1, 1997
(6) For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

The European Real Estate Portfolio seeks to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the European real estate industry. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. The Portfolio's concentration in the real estate sector makes it subject to greater risk and volatility than other portfolios that are more diversified and the value of its shares may be substantially affected by economic events in the real estate industry.

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

EUROPEAN REAL ESTATE PORTFOLIO

PERFORMANCE

For the year ended December 31, 2004, the Portfolio had a total return of 47.49% for the Class A shares, net of fees, and 47.15% for the Class B shares, net of fees, compared to 50.60% for the GPR General Real Estate Securities Index - Europe (the "Index").

FACTORS AFFECTING PERFORMANCE

   - Following the strong performance in 2004, European real estate securities have now outperformed the broader equity markets for the fifth consecutive year.

   - The best performing listed property markets for the year were Spain, the U.K. and Sweden returning 63.1%, 58.2% and 56.3% in euros, respectively. The weakest relative performing markets for the year were Austria, Belgium and Switzerland with euro returns of 18.8%, 21.7% and 30.4%, respectively.

   - A country overweight in Spain and underweights in Austria and Belgium had a positive impact on relative performance, but this was offset by the negative effect from an overweight in Finland and an underweight in Sweden. Stock selection in France and Sweden added to returns, but stock selection in Italy and The Netherlands negatively affected performance.

MANAGEMENT STRATEGIES

   - The European office market appeared to have bottomed in the majority of locations across Europe by the end of 2004. Vacancy rates have stabilized in most markets, and they have even started to decline in a select number of markets. Prime rents have also stopped falling, although rents for secondary assets remain under pressure. Prospects for a recovery have therefore improved markedly, although we expect that it will take time before rents start to show significant improvements given the current high vacancy level and modest economic growth forecasts. We also expect retail capital growth to be more in line with offices during 2005 after a sustained period of outperformance in recent years.

   - In our opinion, the real estate investment market remains very liquid across Europe, as demand from both debt-backed and institutional buyers outstripped the limited number of available assets for sale. This high demand has resulted in falling property yields and rising capital values. Looking forward, we expect buying interest to remain high during 2005, given that interest rates are not forecast to rise materially and institutional interest in the asset class is also expected to continue. In our experience, this should result in increasing capital values, although we do not expect to see a similar drop in yields during 2005 as we have seen in 2004. Improving NAV's, combined with increasing premiums to NAV as a result of a strong capital flows into the public markets, could possibly result in price appreciation for property shares. This price appreciation, combined with a secure dividend yield, should lead to attractive returns, albeit lower than the strong returns seen over the last several years.

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

EUROPEAN REAL ESTATE PORTFOLIO

                                                                         EXPENSES PAID
                                                       ENDING ACCOUNT   DURING PERIOD*
                                           BEGINNING            VALUE   JULY 1, 2004--
                                       ACCOUNT VALUE     DECEMBER 31,     DECEMBER 31,
                                        JULY 1, 2004             2004             2004
--------------------------------------------------------------------------------------
CLASS A
Actual                                $     1,000.00   $     1,305.70   $         5.80
Hypothetical (5% average
annual return before expenses)              1,000.00         1,020.11             5.08

CLASS B
Actual                                      1,000.00         1,303.20             7.24
Hypothetical (5% average
annual return before expenses)              1,000.00         1,018.85             6.34

* Expenses are equal to Class A and Class B annualized net expense ratios of 1.00% and 1.25%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by industry, as a percentage of total investments.

[CHART]

Short-Term Investment              4.0%
Diversified                       56.6%
Office & Industrial               23.4%
Office Buildings                   5.0%
Apartments                         4.4%
Shopping Centers                   3.1%
Other*                             3.5%

* Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

January 2005

2004 ANNUAL REPORT

December 31, 2004

Portfolio of Investments

EUROPEAN REAL ESTATE PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
----------------------------------------------------------------------------------------------
COMMON STOCKS (95.9%)
BELGIUM (1.2%)
Cofinimmo REIT                                                         3,736   $           610
----------------------------------------------------------------------------------------------
FINLAND (3.7%)
Citycon Oyj                                                           48,258               160
Sponda Oyj                                                           180,361             1,756
----------------------------------------------------------------------------------------------
                                                                                         1,916
==============================================================================================
FRANCE (14.6%)
Bail Investissement Fonciere                                          12,827               540
Gecina S.A.                                                           39,376             3,894
Klepierre                                                              9,922               877
Silic                                                                  2,681               269
Unibail                                                               12,421             1,951
----------------------------------------------------------------------------------------------
                                                                                         7,531
==============================================================================================
GERMANY (1.9%)
IVG Immobilien AG                                                     59,904               971
----------------------------------------------------------------------------------------------
ITALY (5.8%)
Aedes S.p.A.                                                      (a)127,370               678
Beni Stabili S.p.A.                                                2,269,725             2,309
----------------------------------------------------------------------------------------------
                                                                                         2,987
==============================================================================================
NETHERLANDS (11.7%)
AM N.V.                                                               75,911               735
Corio N.V. REIT                                                       15,171               887
Eurocommercial Properties N.V. CVA REIT                               35,636             1,265
Rodamco Europe N.V. REIT                                              31,516             2,497
Vastned Offices/Industrial N.V. REIT                                   7,780               241
Wereldhave N.V. REIT                                                   3,732               405
----------------------------------------------------------------------------------------------
                                                                                         6,030
==============================================================================================
NORWAY (0.9%)
Steen & Strom ASA                                                     20,500               480
----------------------------------------------------------------------------------------------
SPAIN (7.4%)
Inmobiliaria Colonial S.A.                                            37,812             1,518
Inmobiliaria Urbis S.A.                                               71,047             1,029
Metrovacesa S.A.                                                      26,627             1,236
----------------------------------------------------------------------------------------------
                                                                                         3,783
==============================================================================================
SWEDEN (0.1%)
Castellum AB                                                           1,616                58
----------------------------------------------------------------------------------------------
SWITZERLAND (3.5%)
PSP Swiss Property AG                                                 41,312             1,790
----------------------------------------------------------------------------------------------
UNITED KINGDOM (45.1%)
British Land Co. plc                                                 238,431             4,098
Brixton plc                                                           95,800               645
Capital & Regional plc                                                69,612               928
CLS Holdings plc                                                   (a)65,995               516
Derwent Valley Holdings plc                                           11,646               251
Freeport plc                                                         141,913             1,078
Great Portland Estates plc                                            24,720               156
Hammerson plc                                                     (a)150,142             2,502
Land Securities Group plc                                            182,250             4,895
Liberty International plc                                            144,112             2,683
London Merchant Securities plc                                       118,011               510
Minerva plc                                                          219,473             1,179
Pillar Property plc                                                   28,338               444
Shaftesbury plc                                                       62,142               441
Slough Estates plc                                                   144,996   $         1,530
Unite Group plc                                                      227,794             1,320
----------------------------------------------------------------------------------------------
                                                                                        23,176
==============================================================================================
  TOTAL COMMON STOCKS (COST $33,568)                                                    49,332
==============================================================================================

                                                                        FACE
                                                                      AMOUNT
                                                                       (000)
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.0%)
REPURCHASE AGREEMENT (4.0%)
J.P. Morgan Securities, Inc., 2.00%,
  dated 12/31/04, due 1/3/05,
  repurchase price $2,048
  (COST $2,048)                                           $         (f)2,048             2,048
----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%) (COST $35,616)                                                51,380
==============================================================================================
OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%)                                                67
==============================================================================================
NET ASSETS (100%)                                                              $        51,447
==============================================================================================

(a)   Non-income producing security.
(f) Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows:
      Federal Farm Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13;
      Federal Home Loan Bank, 1.10% to 6.875%, due 4/15/05 to
      10/28/24; Federal Home Loan Mortgage Corp., 2.00% to 6.51%, due
      6/15/15 to 3/15/19; Federal National Mortgage Association, 1.75%
      to 8.20%, due 2/24/05 to 5/24/19; and Financial Assist Corp.,
      8.80%, due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
CVA   Certificaten Van Aandelen
REIT  Real Estate Investment Trust

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW

GLOBAL FRANCHISE PORTFOLIO

[CHART]

   COMPARISON OF THE CHANGE IN VALUE OF A $500,000* INVESTMENT SINCE INCEPTION

                                                                         LIPPER GLOBAL
FISCAL YEAR           GLOBAL FRANCHISE                                   MULTI-CAP
ENDED                 PORTFOLIO -              MSCI                      GROWTH FUNDS
DECEMBER 31           CLASS A                  WORLD INDEX               INDEX
**                    500000                   500000                    500000
2001                  524000                   503100                    510500
2002                  566968                   407511                    397016
2003                  725379                   542438                    540656
2004                  825350                   622150                    621000

[CHART]

   COMPARISON OF THE CHANGE IN VALUE OF A $100,000* INVESTMENT SINCE INCEPTION

                                                                         LIPPER GLOBAL
FISCAL YEAR           GLOBAL FRANCHISE                                   MULTI-CAP
ENDED                 PORTFOLIO -              MSCI                      GROWTH FUNDS
DECEMBER 31           CLASS B                  WORLD INDEX               INDEX
***                   100000                   100000                    100000
2001                  104700                   100620                    102100
2002                  112898                    81502                    79403
2003                  144103                   108488                    108131
2004                  163660                   124430                    124200

*    Minimum Investment
**   Commenced operations on November 28, 2001
***  Commenced offering on November 28, 2001

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX(1) AND THE LIPPER GLOBAL MULTI-CAP GROWTH FUNDS INDEX(2)

                                                            TOTAL RETURNS(3)
                                                       -------------------------
                                                                         AVERAGE
                                                                          ANNUAL
                                                            ONE            SINCE
                                                           YEAR     INCEPTION(6)
--------------------------------------------------------------------------------
Portfolio - Class A (4)                                   13.77%           17.61%
Portfolio - Class B (5)                                   13.56            17.28
MSCI World Index                                          14.72             7.33
Lipper Global Multi-Cap Growth Funds Index                14.85             7.26

(1) The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
(2) The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Multi-Cap Growth Funds classification.
(3) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(4)  Commenced operations on November 28, 2001
(5)  Commenced offering on November 28, 2001
(6) For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

The Global Franchise Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world, that it believes have, among other things, resilient business franchises and growth potential. This Portfolio's concentration of its assets in a smaller number of companies may subject it to greater investment risk than a portfolio with a larger number of companies. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

GLOBAL FRANCHISE PORTFOLIO

PERFORMANCE

For the year ended December 31, 2004, the Portfolio had a total return based on net asset value per share of 13.77%, net of fees, for the Class A shares and 13.56%, net of fees, for the Class B shares, compared to 14.72% for the Morgan Stanley Capital International (MSCI) World Index (the "Index").

FACTORS AFFECTING PERFORMANCE

   - In the year marked by record high oil prices, it is no surprise that the market has been driven by positive sector performance in utilities (+29%), energy (+29%) and industrials (+20%). The three worst performing sectors for the year were information technology (+3%), health care (+6%) and consumer staples (+12%).

   - For the year, we continued to adhere to the Portfolio's buy-and-hold investment strategy.

   - During the fourth quarter, the Portfolio had two noteworthy transactions. The Portfolio added to its position in a major pharmaceutical company; and we completed the final sale of a conglomerate in the Portfolio.

   - In the first case, we met with the management and updated our model. We concluded that the firm offers both resilient franchise and good value. We are confident in the company's long-term prospects, and we believe that the market is not giving it credit for both its new drug pipeline and financial strength.

   - The Portfolio's sale of our stake in the conglomerate was consistent with our long-only investment philosophy and valuation discipline. The Portfolio first initiated a position in this stock in July 1999. At that time, it offered a free cash flow yield in excess of 8%. When the Portfolio sold the stock in December, the free cash flow yield was below 5%.

MANAGEMENT STRATEGIES

   - We continue our dialogue with a number of companies and are researching new ideas.

   - We remain focused on the global brands philosophy of exceptional quality at compelling value. We continue to seek investment opportunities in companies with strong business franchises protected by a dominant intangible asset. Additionally, we demand sound management, substantial free cash flow and growth potential. We invest in these high quality companies only when we can identify compelling value as measured by a current free cash flow yield in excess of the risk-free bond yield. We seek to deliver attractive returns while striving to minimize business risk and valuation risk.

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                         EXPENSES PAID
                                                       ENDING ACCOUNT   DURING PERIOD*
                                           BEGINNING            VALUE   JULY 1, 2004--
                                       ACCOUNT VALUE     DECEMBER 31,     DECEMBER 31,
                                        JULY 1, 2004             2004             2004
--------------------------------------------------------------------------------------
CLASS A
Actual                                $     1,000.00   $     1,076.00   $         5.27
Hypothetical (5% average
annual return before expenses)              1,000.00         1,020.06             5.13

CLASS B
Actual                                      1,000.00         1,075.10             6.57
Hypothetical (5% average
annual return before expenses)              1,000.00         1,018.80             6.39

* Expenses are equal to Class A and Class B annualized net expense ratios of 1.00% and 1.25%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

GLOBAL FRANCHISE PORTFOLIO

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the industry, as a percentage of total investments.

[CHART]

Short-Term Investment                  3.6%
Tobacco                               23.0%
Food Products                         18.2%
Pharmaceuticals                       16.3%
Media                                 15.0%
Beverages                              9.7%
Household Products                     7.2%
Machinery                              7.0%

January 2005

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS

GLOBAL FRANCHISE PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
----------------------------------------------------------------------------------------------
COMMON STOCKS (97.6%)
CANADA (2.3%)
Torstar Corp., Class B                                                79,635   $         1,458
----------------------------------------------------------------------------------------------
FINLAND (5.5%)
Kone Oyj, Class B                                                     43,858             3,397
----------------------------------------------------------------------------------------------
FRANCE (6.6%)
Groupe Danone                                                         29,116             2,684
Sanofi-Aventis S.A.                                                   17,990             1,435
----------------------------------------------------------------------------------------------
                                                                                         4,119
==============================================================================================
NETHERLANDS (6.8%)
Reed Elsevier N.V.                                                   122,214             1,663
Royal Numico N.V.                                                  (a)57,623             2,073
Wolters Kluwer N.V. CVA                                               23,847               478
----------------------------------------------------------------------------------------------
                                                                                         4,214
==============================================================================================
SPAIN (4.7%)
Altadis S.A.                                                          42,576             1,946
Zardoya Otis S.A.                                                     39,420             1,009
----------------------------------------------------------------------------------------------
                                                                                         2,955
==============================================================================================
SWEDEN (4.7%)
Swedish Match AB                                                     250,674             2,903
----------------------------------------------------------------------------------------------
SWITZERLAND (8.1%)
Nestle S.A. (Registered)                                              10,750             2,805
Novartis AG (Registered)                                              43,865             2,205
----------------------------------------------------------------------------------------------
                                                                                         5,010
==============================================================================================
UNITED KINGDOM (41.2%)
Allied Domecq plc                                                    289,100             2,845
British American Tobacco plc                                         272,434             4,691
Cadbury Schweppes plc                                                418,980             3,898
Capital Radio plc                                                    135,627             1,145
Diageo plc                                                           181,756             2,591
GlaxoSmithKline plc                                                  112,337             2,634
Imperial Tobacco Group plc                                            80,887             2,214
Reckitt Benckiser plc                                                101,891             3,077
SMG plc                                                              673,377             1,379
WPP Group plc                                                        103,661             1,139
----------------------------------------------------------------------------------------------
                                                                                        25,613
==============================================================================================
UNITED STATES (17.7%)
Altria Group, Inc.                                                    44,470             2,717
Bristol-Myers Squibb Co.                                              66,856             1,713
Brown-Forman Corp., Class B                                           13,633               664
Kimberly-Clark Corp.                                                  22,011             1,448
Merck & Co., Inc.                                                     70,820             2,276
Neenah Paper, Inc.                                                    (a)693                23
New York Times Co. (The), Class A                                     53,443             2,180
----------------------------------------------------------------------------------------------
                                                                                        11,021
==============================================================================================
  TOTAL COMMON STOCKS (COST $42,893)                                                    60,690
==============================================================================================

                                                                        FACE
                                                                      AMOUNT             VALUE
                                                                       (000)             (000)
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.6%)
REPURCHASE AGREEMENT (3.6%)
J.P. Morgan Securities, Inc., 2.00%,
  dated 12/31/04, due 1/3/05,
  repurchase price $2,248
  (COST $2,248)                                           $         (f)2,248   $         2,248
----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.2%) (COST $45,141)                                               62,938
==============================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.2%)                                             (774)
==============================================================================================
NET ASSETS (100%)                                                              $        62,164
==============================================================================================

(a)   Non-income producing security.
(f) Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan Bank, 1.10% to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and Financial Assist Corp., 8.80%, due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
CVA   Certificaten Van Aandelen

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

     The Portfolio had the following foreign currency exchange contract(s) open at period end:

                                                                                NET
   CURRENCY                                       IN                         UNREALIZED
      TO                                        EXCHANGE                    APPRECIATION
   DELIVER           VALUE     SETTLEMENT         FOR            VALUE     (DEPRECIATION)
    (000)            (000)        DATE           (000)           (000)         (000)
-----------------------------------------------------------------------------------------
GBP      6,570    $   12,588    1/21/05     US$      11,719   $   11,719   $         (869)
US$         16            16    1/3/05      EUR          12           16              @--
US$          4             4    1/4/05      EUR           3            4              @--
                  ----------                                  ----------   --------------
                  $   12,608                                  $   11,739   $         (869)
                  ==========                                  ==========   ==============

EUR -- Euro
GBP -- British Pound
@   -- Amount is less than $500.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW

GLOBAL VALUE EQUITY PORTFOLIO

[CHART]

    COMPARISON OF THE CHANGE IN VALUE OF A $500,000* INVESTMENT OVER 10 YEARS

                        GLOBAL                              LIPPER
                        VALUE                               GLOBAL
FISCAL                  EQUITY             MSCI             LARGE-CAP
YEAR                    PORTFOLIO -        WORLD            VALUE FUNDS
ENDED 31                CLASS A            INDEX            INDEX
1994                     500000             500000           500000
1995                     593320             603600           666214
1996                     728799             684965           806553
1997                     901918             792916          1036211
1998                    1033634             985912          1225222
1999                    1075124            1231798          1357292
2000                    1201386            1069423          1383822
2001                    1100986             889546          1265153
2002                     909976             712616          1016213
2003                    1175780             948563          1300726
2004                    1341950            1088200          1320500

[CHART]

    COMPARISON OF THE CHANGE IN VALUE OF A $100,000* INVESTMENT SINCE INCEPTION

                        GLOBAL                              LIPPER
                        VALUE                               GLOBAL
FISCAL YEAR             EQUITY             MSCI             LARGE-CAP
ENDED                   PORTFOLIO -        WORLD            VALUE FUNDS
DECEMBER 31             CLASS B            INDEX            INDEX
**                      100000             100000           100000
1996                    122040             113480           120291
1997                    150561             131364           154543
1998                    171865             163339           182733
1999                    178310             204075           202430
2000                    198851             177174           206387
2001                    181790             147374           188688
2002                    149740             118061           151561
2003                    193090             157151           193994
2004                    219690             179490           217263

*    Minimum Investment
**   Commenced offering on January 2, 1996

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX(1) AND THE LIPPER GLOBAL LARGE-CAP VALUE FUNDS INDEX(2)

                                                        TOTAL RETURNS(3)
                                           -----------------------------------------
                                                              AVERAGE ANNUAL
                                                     -------------------------------
                                              ONE      FIVE       TEN          SINCE
                                             YEAR     YEARS     YEARS    INCEPTION(6)
------------------------------------------------------------------------------------
Portfolio - Class A (4)                     14.13%     4.54%    10.38%         11.85%
MSCI World Index                            14.72     (2.45)     8.09           8.51
Lipper Global Large-Cap Value Funds Index   14.31      2.55     10.28             --
Portfolio - Class B (5)                     13.78      4.26        --           9.14
MSCI World Index                            14.72     (2.45)       --           6.72
Lipper Global Large-Cap Value Funds Index   14.31      2.55        --             --

(1) The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
(2) The Lipper Global Large-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Value Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Portfolio is in the Lipper Global Large-Cap Value Funds classification.
(3) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(4)  Commenced operations on July 15, 1992
(5)  Commenced offering on January 2, 1996
(6) For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

The Global Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

PERFORMANCE

For the year ended December 31, 2004, the Portfolio had a total return based on net asset value per share of 14.13% for the Class A shares, net of fees, and 13.78% for the Class B

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

GLOBAL VALUE EQUITY PORTFOLIO

shares, net of fees, compared to 14.72% for the Morgan Stanley Capital International (MSCI) World Index (the "Index").

FACTORS AFFECTING PERFORMANCE

   - Equity markets around the world ended the year on a positive note and although the gains were not spectacular, there were very few negatives to be seen. Much of the good news came from strong market performance following the United States elections and although some concerns linger, there is an expectation of continued growth in the major global economies in 2005. On an absolute basis returns for the Portfolio were positive across all sectors.

   - On a relative basis, stock selection in information technology was the strongest contributor over the twelve month period for the Portfolio. However, information technology was the weakest performing sector for the benchmark and, therefore, the Portfolio's underweight in the sector was also positive. Stocks within the consumer staples sector also performed well as food, beverage and tobacco holdings all had strong returns.

   - Stock selection in the financials sector was the main detractor from relative performance. The underperformance in this sector can be largely attributed to holdings in the insurance sector, particularly one U.S. holding which fell dramatically as the market reacted to a reserve increase to cover adverse developments in some insurance business they had previously written. We reviewed the capital position and relative merits of this stock and decided to sell it from the Portfolio.

   - Although there were a number of stock changes in the Portfolio over the year, the key sector over and underweights remained the same.

MANAGEMENT STRATEGIES

   - The Portfolio's management team continued to find value in consumer staples, telecommunication services and pharmaceuticals sectors and remain overweight in those. As mentioned, the Portfolio is underweight in the information technology sector and also financials. The Portfolio also continues to be significantly underweight relative to the benchmark to the U.S., as we find that the price we have to pay for stocks there, in most cases, is expensive relative to the price demanded for similar quality peers in Europe or Asia.

   - Our outlook is cautious. The U.S. is burdened with lingering economic issues such as the balance of trade and budget deficit. In tandem, while global economic growth is expected to continue in 2005 it is generally anticipated that it will be slower than it was in the past twelve months. As bottom up investors stock selection is key and we continue to focus our research efforts on identifying investment opportunities which meet our strict quality and valuation criteria.

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds

                                                                         EXPENSES PAID
                                                       ENDING ACCOUNT    DURING PERIOD*
                                           BEGINNING            VALUE   JULY 1, 2004--
                                       ACCOUNT VALUE     DECEMBER 31,      DECEMBER 31,
                                        JULY 1, 2004             2004             2004
--------------------------------------------------------------------------------------
CLASS A
Actual                                $     1,000.00   $     1,090.40   $         5.25
Hypothetical (5% average
annual return before expenses)              1,000.00         1,020.11             5.08

CLASS B
Actual                                      1,000.00         1,088.60             6.56
Hypothetical (5% average
annual return before expenses)              1,000.00         1,018.85             6.34

* Expenses are equal to Class A and Class B annualized net expense ratios of 1.00% and 1.25%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW

GLOBAL VALUE EQUITY PORTFOLIO (CONT'D)

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holding by industry, as a percentage of total investments.

[CHART]

Pharmaceuticals                         13.6%
Oil & Gas                                6.8%
Commercial Banks                         6.5%
Diversified Telecommunication Services   6.0%
Food Products                            5.6%
Aerospace & Defense                      5.1%
Media                                    4.8%
Insurance                                4.7%
Tobacco                                  4.5%
Capital Markets                          3.8%
Other*                                  34.8%
Short-Term Investment                    3.8%

* Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

January 2005

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS

GLOBAL VALUE EQUITY PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
----------------------------------------------------------------------------------------------
COMMON STOCKS (96.4%)
AUSTRALIA (1.5%)
Foster's Group Ltd.                                                  139,298   $           631
National Australia Bank Ltd.                                          40,028               903
----------------------------------------------------------------------------------------------
                                                                                         1,534
==============================================================================================
BERMUDA (2.0%)
Tyco International Ltd.                                               28,250             1,009
XL Capital Ltd., Class A                                              12,516               972
----------------------------------------------------------------------------------------------
                                                                                         1,981
==============================================================================================
FRANCE (6.0%)
BNP Paribas S.A.                                                      18,166             1,314
Groupe Danone                                                          6,230               574
Lafarge S.A.                                                          12,680             1,221
Sanofi-Aventis S.A.                                                   17,230             1,374
Total S.A.                                                             6,637             1,447
----------------------------------------------------------------------------------------------
                                                                                         5,930
==============================================================================================
GERMANY (1.6%)
BASF AG                                                               14,931             1,073
Bayerische Motoren Werke AG                                           10,580               477
----------------------------------------------------------------------------------------------
                                                                                         1,550
==============================================================================================
HONG KONG (0.5%)
HongKong Electric Holdings Ltd.                                      113,180               517
----------------------------------------------------------------------------------------------
IRELAND (1.8%)
Bank of Ireland (London Shares)                                       73,474             1,213
Kerry Group plc, Class A                                               3,136               580
----------------------------------------------------------------------------------------------
                                                                                         1,793
==============================================================================================
ITALY (3.3%)
ENI S.p.A                                                             70,443             1,760
Telecom Italia S.p.A. RNC                                            453,080             1,469
----------------------------------------------------------------------------------------------
                                                                                         3,229
==============================================================================================
JAPAN (10.8%)
Canon, Inc.                                                           20,200             1,091
Fuji Photo Film Co., Ltd.                                             39,400             1,439
Kao Corp.                                                             46,000             1,177
Mitsui Sumitomo Insurance Co., Ltd.                                   53,000               460
Nippon Telegraph & Telephone Corp.                                       143               642
Rohm Co., Ltd.                                                         5,400               559
Sankyo Co., Ltd.                                                      23,100               522
Sekisui House Ltd.                                                    72,000               839
Sumitomo Electric Industries Ltd.                                     86,000               936
Takeda Pharmaceutical Co., Ltd.                                       30,400             1,531
Toyota Motor Corp.                                                    10,900               444
Yamanouchi Pharmaceutical Co., Ltd.                                   28,100             1,095
----------------------------------------------------------------------------------------------
                                                                                        10,735
==============================================================================================
NETHERLANDS (3.4%)
Koninklijke Philips Electronics N.V.                                  15,693               415
Royal Dutch Petroleum Co. (NY Shares)                                 36,038             2,068
Unilever N.V. CVA                                                     14,068               941
----------------------------------------------------------------------------------------------
                                                                                         3,424
==============================================================================================
SOUTH KOREA (0.9%)
SK Telecom Co., Ltd. ADR                                              39,378               876
----------------------------------------------------------------------------------------------
SPAIN (1.2%)
Telefonica S.A.                                                       61,442             1,155
----------------------------------------------------------------------------------------------
SWITZERLAND (6.3%)
Holcim Ltd. (Registered)                                               9,919   $           596
Nestle S.A. (Registered)                                               7,139             1,863
Novartis AG (Registered)                                              21,329             1,072
Roche Holding AG (Genusschein)                                         4,696               539
Syngenta AG                                                        (a)10,284             1,090
UBS AG (Registered)                                                   12,783             1,069
----------------------------------------------------------------------------------------------
                                                                                         6,229
==============================================================================================
UNITED KINGDOM (20.4%)
Allied Domecq plc                                                    100,682               991
Amvescap plc                                                          76,931               473
BAA plc                                                               61,244               686
Barclays plc                                                         104,981             1,180
Cadbury Schweppes plc                                                176,553             1,643
Diageo plc                                                            80,369             1,146
GlaxoSmithKline plc                                                  110,159             2,582
Imperial Tobacco Group plc                                            63,914             1,750
Prudential plc                                                        67,347               585
Reed Elsevier plc                                                    238,036             2,194
Rentokil Initial plc                                                 143,142               406
Rolls-Royce Group plc                                             (a)249,041             1,180
Rolls-Royce Group plc, Class B                                     7,665,072                15
Royal Bank of Scotland Group plc                                      53,910             1,812
Scottish & Southern Energy plc                                        65,224             1,092
Vodafone Group plc                                                   696,202             1,887
WPP Group plc                                                         51,625               567
----------------------------------------------------------------------------------------------
                                                                                        20,189
==============================================================================================
UNITED STATES (36.7%)
Alcoa, Inc.                                                           27,565               866
Altria Group, Inc.                                                    32,076             1,960
American Electric Power Co., Inc.                                     27,682               951
BJ's Wholesale Club, Inc.                                          (a)30,595               891
Boeing Co. (The)                                                      27,563             1,427
Bristol-Myers Squibb Co.                                              50,584             1,296
ChevronTexaco Corp.                                                   14,212               746
Citigroup, Inc.                                                       45,706             2,202
Coca Cola Co. (The)                                                   10,497               437
DuPont (E.I.) De Nemours & Co.                                         5,494               269
Emerson Electric Co.                                                   4,993               350
Exxon Mobil Corp.                                                     13,469               690
First Data Corp.                                                      25,493             1,084
Gap, Inc. (The)                                                       23,344               493
General Dynamics Corp.                                                 9,394               983
Georgia-Pacific Corp.                                                 19,096               716
Hewlett-Packard Co.                                                   46,786               981
International Business Machines Corp.                                 21,688             2,138
Kroger Co. (The)                                                   (a)41,852               734
Loews Corp. - Carolina Group                                          25,642               742
MBIA, Inc.                                                             9,674               612
McDonald's Corp.                                                      36,286             1,163
Mellon Financial Corp.                                                36,982             1,150
Merck & Co., Inc.                                                     12,690               408
Merrill Lynch & Co., Inc.                                             17,780             1,063
New York Times Co. (The), Class A                                     24,769             1,011
Northrop Grumman Corp.                                                15,224               828

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

GLOBAL VALUE EQUITY PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
----------------------------------------------------------------------------------------------
UNITED STATES (CONT'D)
Pfizer, Inc.                                                          38,814   $         1,044
Prudential Financial, Inc.                                            17,811               979
SBC Communications, Inc.                                              46,473             1,198
St. Paul Travelers Cos., Inc. (The)                                   29,758             1,103
United Technologies Corp.                                              5,640               583
Verizon Communications, Inc.                                          35,714             1,447
Viacom, Inc., Class B                                                 27,824             1,012
Wyeth                                                                 48,738             2,076
Xerox Corp.                                                        (a)42,135               717
----------------------------------------------------------------------------------------------
                                                                                        36,350
==============================================================================================
  TOTAL COMMON STOCKS (COST $78,806)                                                    95,492
==============================================================================================

                                                                        FACE
                                                                      AMOUNT
                                                                       (000)
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.8%)
REPURCHASE AGREEMENT (3.8%)
J.P. Morgan Securities, Inc., 2.00%,
  dated 12/31/04, due 1/3/05,
  repurchase price $3,767
  (COST $3,766)                                           $         (f)3,766             3,766
----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%) (COST $82,572)                                               99,258
==============================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.2%)                                             (155)
==============================================================================================
NET ASSETS (100%)                                                              $        99,103
==============================================================================================

(a)   Non-income producing security.
(f) Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan Bank, 1.10% to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and Financial Assist Corp., 8.80%, due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
ADR   American Depositary Receipts
CVA   Certificaten Van Aandelen
RNC   Non-Convertible Savings Shares

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW

INTERNATIONAL EQUITY PORTFOLIO

[CHART]

    COMPARISON OF THE CHANGE IN VALUE OF A $500,000* INVESTMENT OVER 10 YEARS

                                                          LIPPER
                         INTERNATIONAL                    INTERNATIONAL
FISCAL YEAR              EQUITY             MSCI          LARGE-CAP
ENDED                    PORTFOLIO -        EAFE          CORE FUNDS
DECEMBER 31              CLASS A            INDEX         INDEX
1994                      500000            500000         500000
1995                      558750            556050         558303
1996                      668489            589691         638165
1997                      761475            600188         702015
1998                      900825            720201         805948
1999                     1053155            914367        1119884
2000                     1150993            784765         994772
2001                     1038840            616480         792539
2002                      997079            518213         677207
2003                     1324320            718191         898643
2004                     1588750            863650        1053000

[CHART]

   COMPARISON OF THE CHANGE IN VALUE OF A $100,000* INVESTMENT SINCE INCEPTION

                                                          LIPPER
                         INTERNATIONAL                    INTERNATIONAL
FISCAL YEAR              EQUITY             MSCI          LARGE-CAP
ENDED                    PORTFOLIO -        EAFE          CORE FUNDS
DECEMBER 31              CLASS B            INDEX         INDEX
**                       100000             100000         100000
1996                     118580             106050         113554
1997                     134671             107938         124916
1998                     159087             129521         143409
1999                     185623             164440         199271
2000                     202218             141132         177009
2001                     182340             110868         141023
2002                     174590              93195         120501
2003                     231262             129159         159904
2004                     276780             155220         187370

*    Minimum Investment
**   Commenced offering on January 2, 1996

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1) AND THE LIPPER INTERNATIONAL LARGE-CAP CORE FUNDS INDEX(2)

                                                  TOTAL RETURNS(3)
                                    --------------------------------------------
                                                        AVERAGE ANNUAL
                                              ----------------------------------
                                       ONE      FIVE        TEN            SINCE
                                      YEAR     YEARS      YEARS     INCEPTION(6)
--------------------------------------------------------------------------------
Portfolio - Class A (4)              19.96%     8.57%     12.26%           11.69%
MSCI EAFE Index                      20.25     (1.13)      5.62             4.52
Lipper International Large-Cap
  Core Funds Index                   17.18     (1.22)      7.73               --
Portfolio - Class B (5)              19.67      8.32         --            11.98
MSCI EAFE Index                      20.25     (1.13)        --             5.01
Lipper International Large-Cap
  Core Funds Index                   17.18     (1.22)        --             7.23

(1) The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices:
     Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
(2) The Lipper International Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper International Large-Cap Core Funds classification.
(3) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(4)  Commenced operations on August 4, 1989
(5)  Commenced offering on January 2, 1996
(6) For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

The International Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

INTERNATIONAL EQUITY PORTFOLIO

PERFORMANCE

For the year ended December 31, 2004, the Portfolio had a total return based on net asset value per share of 19.96% for the Class A shares, net of fees, and 19.67% for the Class B shares, net of fees, compared to 20.25% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index").

FACTORS AFFECTING PERFORMANCE

   - Currency was once again a major factor driving returns with the U.S. dollar declining 16.8% against the Euro, 10% against the British pound and 9.7% against the Japanese yen. The fall against the commodity linked currencies of Australia, South Africa and New Zealand was even more pronounced at over 20%.

   - Portfolio returns for the year broadly matched those of the Index with strong outperformance from stock selection in telecoms, consumer staples (despite the disappointing performance of the food manufacturers), health care and materials, offset by poor stock selection in the utilities and consumer discretionary sectors (mainly autos and media) and the large underweight position in financials.

   - On a country basis, stock selection in the United Kingdom (consumer staples, particularly tobacco), France (telecom and health care) and Italy (telecoms) were positive contributors, while poor stock selection in Japan (information technology, consumer discretionary, telecoms) and underweight exposure to the strongly performing Australian currency and local market were the two largest negative factors.

MANAGEMENT STRATEGIES

   - 2004 was a year where investors were generally handsomely rewarded for taking risk across virtually every asset class whether one looks at the narrowing of spreads in corporate and emerging market debt, to speculative commodity positions or to the seemingly universal fall in property yields. However, as we enter 2005, risk aversion may become the watch word if the economic imbalances and geopolitical uncertainties evident throughout 2004 start to have a more pronounced effect on economic growth in 2005. This is the case with the knock-on effects from the U.S. authorities' tacit change in U.S. dollar policy. So far equity markets have responded in a remarkably benign and almost complacent fashion to this significant change in U.S. policy, no more so than the Euro bloc markets whose already fragile economies we believe will undoubtedly suffer from a loss of competitiveness. In our opinion, politicians and equity investors' resolve will surely be severely tested if the dollar repeats its performance again this year.

   - An emerging theme in equity markets has been the hunt for high and sustainable dividend yielding companies (hence the outperformance of utilities). We believe with free cash flows at or very near a cyclical high, and corporate balance sheets in good standing after three years of balance sheet repair (a decade or more for Japanese companies) the prospects for significant dividend growth look sound, making dividend yield an increasingly meaningful contributor to total return. We expect the search for yield will continue to be a major theme in 2005 and will spread to companies with the prospect of converting high free cash flow yields into tangible dividend yields.

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing

2004 ANNUAL REPORT

DECEMBER 31, 2004

INVESTMENT OVERVIEW (CONT'D)

INTERNATIONAL EQUITY PORTFOLIO

in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                         EXPENSES PAID
                                                       ENDING ACCOUNT   DURING PERIOD*
                                           BEGINNING            VALUE   JULY 1, 2004--
                                       ACCOUNT VALUE     DECEMBER 31,      DECEMBER 31,
                                        JULY 1, 2004             2004             2004
--------------------------------------------------------------------------------------
CLASS A
Actual                                $     1,000.00   $     1,134.10   $         5.20
Hypothetical (5% average
annual return before expenses)              1,000.00         1,020.26             4.93

CLASS B
Actual                                      1,000.00         1,132.80             6.54
Hypothetical (5% average
annual return before expenses)              1,000.00         1,019.00             6.19

* Expenses are equal to Class A and Class B annualized net expense ratios of 0.97% and 1.22%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by industry, as a percentage of total investments.

[CHART]

Diversified Telecommunication Services   13.0%
Commercial Banks                          7.5%
Food Products                             7.4%
Oil & Gas                                 6.5%
Pharmaceuticals                           5.8%
Tobacco                                   4.1%
Commercial Services & Supplies            3.5%
Chemicals                                 3.1%
Other*                                   37.5%
Short-Term Investments                   11.6%

 * Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

January 2005

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS

INTERNATIONAL EQUITY PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
----------------------------------------------------------------------------------------------
COMMON STOCKS (97.0%)
AUSTRALIA (1.4%)
National Australia Bank Ltd.                                    (c)1,865,064   $        42,055
Telstra Corp., Ltd.                                               19,202,388            73,768
----------------------------------------------------------------------------------------------
                                                                                       115,823
==============================================================================================
AUSTRIA (1.2%)
Telekom Austria AG                                                 5,451,798           103,165
----------------------------------------------------------------------------------------------
BELGIUM (0.7%)
Fortis                                                       (a)(c)1,964,038            54,270
----------------------------------------------------------------------------------------------
CANADA (0.7%)
Royal Bank of Canada                                            (c)1,020,595            54,581
----------------------------------------------------------------------------------------------
FINLAND (0.5%)
Nokia Oyj                                                          2,355,989            37,136
----------------------------------------------------------------------------------------------
FRANCE (9.1%)
BNP Paribas S.A.                                                  (c)721,827            52,189
France Telecom S.A.                                            (c)10,558,414           348,896
Renault S.A.                                                      (c)672,956            56,187
Sanofi-Aventis S.A.                                             (c)1,012,481            80,758
Societe Generale                                                     516,311            52,143
Total S.A.                                                        (c)729,559           159,036
----------------------------------------------------------------------------------------------
                                                                                       749,209
==============================================================================================
GERMANY (6.2%)
Bayer AG                                                           1,342,283            45,411
Bayerische Motoren Werke AG                                        1,395,115            62,830
Deutsche Telekom AG (Registered)                             (a)(c)5,716,970           129,122
Linde AG                                                             704,784            44,035
Muenchener Rueckversicherungs AG
  (Registered)                                                    (c)435,985            53,493
Porsche AG (Non-Voting Shares)                                    (c)123,937            78,933
Siemens AG (Registered)                                         (c)1,212,439           102,595
----------------------------------------------------------------------------------------------
                                                                                       516,419
==============================================================================================
ITALY (4.4%)
ENI S.p.A.                                                         3,398,820            84,925
Telecom Italia S.p.A. RNC                                      (c)53,025,809           171,912
UniCredito Italiano S.p.A.                                        19,186,952           110,095
----------------------------------------------------------------------------------------------
                                                                                       366,932
==============================================================================================
JAPAN (18.2%)
Asatsu-DK, Inc.                                                   (c)686,600            19,339
Canon, Inc.                                                     (c)2,519,600           136,028
Central Japan Railway Co.                                           (c)1,330            10,868
Dai Nippon Printing Co., Ltd.                                   (c)9,958,000           159,826
Daiwa Securities Group, Inc.                                       1,363,000             9,847
Fuji Photo Film Co., Ltd.                                       (c)4,716,600           172,216
Fuji Television Network, Inc.                                          7,930            17,187
Japan Tobacco, Inc.                                                    2,262            25,838
Kansai Electric Power Co., Inc. (The)                              5,871,700           119,234
Kao Corp.                                                          4,996,000           127,790
Kyocera Corp.                                                      1,111,800            85,640
Lawson, Inc.                                                       1,031,300            38,058
Millea Holdings, Inc.                                                  2,776            41,194
Mitsubishi Estate Co., Ltd.                                     (c)5,154,400            60,385
Mitsui Sumitomo Insurance Co., Ltd.                                4,952,000            43,027
Nippon Telegraph & Telephone Corp.                                     8,511            38,222
NTT DoCoMo, Inc.                                                      23,074            42,575
Oriental Land Co., Ltd.                                           (c)941,000   $        65,410
Osaka Gas Co., Ltd.                                               13,953,000            43,590
Rohm Co., Ltd.                                                       783,500            81,081
Tokyo Gas Co., Ltd.                                            (c)20,077,200            82,324
Yamanouchi Pharmaceutical Co., Ltd.                                2,099,200            81,771
----------------------------------------------------------------------------------------------
                                                                                     1,501,450
==============================================================================================
NETHERLANDS (8.7%)
ABN AMRO Holding N.V.                                              2,087,638            55,193
Akzo Nobel N.V.                                                 (c)1,911,883            81,383
CSM N.V. CVA                                                       1,070,076            33,270
ING Groep N.V. CVA                                                 3,041,036            91,826
Royal Dutch Petroleum Co.                                       (c)2,691,603           154,627
Royal KPN N.V.                                                     3,576,517            33,912
Unilever N.V. CVA                                                  4,005,250           268,016
----------------------------------------------------------------------------------------------
                                                                                       718,227
==============================================================================================
NEW ZEALAND (0.7%)
Telecom Corp. of New Zealand Ltd.                              (c)13,924,564            61,491
----------------------------------------------------------------------------------------------
SOUTH KOREA (1.4%)
Samsung Electronics Co., Ltd. GDR
  (Registered)                                                       544,776           119,306
----------------------------------------------------------------------------------------------
SPAIN (2.1%)
Telefonica S.A.                                                    9,265,273           174,197
----------------------------------------------------------------------------------------------
SWEDEN (1.4%)
Nordea Bank AB                                                     6,884,824            69,369
SKF AB, Class B                                                    1,093,571            48,679
----------------------------------------------------------------------------------------------
                                                                                       118,048
==============================================================================================
SWITZERLAND (9.7%)
Credit Suisse Group                                             (a)1,592,047            66,751
Holcim Ltd. (Registered)                                           1,777,283           106,788
Nestle S.A. (Registered)                                           1,045,825           272,912
Novartis AG (Registered)                                           3,243,593           163,026
Roche Holding AG (Genusschein)                                       421,719            48,422
UBS AG (Registered)                                                1,730,417           144,726
----------------------------------------------------------------------------------------------
                                                                                       802,625
==============================================================================================
TAIWAN (0.7%)
Chunghwa Telecom Co., Ltd. ADR                                     2,613,621            55,017
----------------------------------------------------------------------------------------------
UNITED KINGDOM (29.9%)
Allied Domecq plc                                                 16,649,456           163,854
BAA plc                                                            2,505,509            28,070
Barclays plc                                                      15,121,024           169,988
BHP Billiton plc                                                   8,559,722           100,250
BOC Group plc                                                      5,850,778           111,512
BP plc                                                            20,298,805           197,821
British American Tobacco plc                                       8,283,759           142,627
Bunzl plc                                                          5,262,341            43,864
Cadbury Schweppes plc                                             10,375,095            96,532
DX Services plc                                                 (a)1,661,730            11,667
GlaxoSmithKline plc                                                6,654,169           155,992
GUS plc                                                            3,157,308            56,845
Hays plc                                                          33,234,604            79,218
Imperial Tobacco Group plc                                         7,554,303           206,803
ITV plc                                                           18,385,150            37,122
National Grid Transco plc                                         12,411,286           118,097
Prudential plc                                                    11,776,049           102,338

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

INTERNATIONAL EQUITY PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
----------------------------------------------------------------------------------------------
UNITED KINGDOM (CONT'D)
Reckitt Benckiser plc                                              3,240,633   $        97,853
Reed Elsevier plc                                                 16,101,273           148,420
Rentokil Initial plc                                              13,199,734            37,414
Rolls-Royce Group plc                                          (a)11,823,515            56,025
Rolls-Royce Group plc, Class B                                   390,324,138               764
Royal Bank of Scotland Group plc                                   2,472,054            83,087
Vodafone Group plc                                                65,948,260           178,702
Wolseley plc                                                       2,802,162            52,332
----------------------------------------------------------------------------------------------
                                                                                     2,477,197
==============================================================================================
  TOTAL COMMON STOCKS (COST $6,303,049)                                              8,025,093
==============================================================================================

                                                                        FACE
                                                                      AMOUNT
                                                                       (000)
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (13.5%)
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (12.7%)
Bank of New York, 2.33%, 10/28/05                         $        (h)39,612            39,612
Bear Stearns, 2.37%, 4/15/05                                       (h)21,766            21,766
Beta Finance, Inc., 2.28%, 2/18/05                                    16,333            16,333
Calyon NY, 2.04%, 3/4/05                                           (h)34,790            34,790
CIT Group Holdings,
  2.17%, 1/31/05                                                    (h)3,371             3,371
  2.30%, 2/14/05                                                   (h)18,374            18,374
Citigroup, Inc., 2.39%, 9/1/05                                     (h)11,602            11,602
Compass Securitization, 2.38%, 3/17/05                             (h)16,912            16,912
Corporate Receivables Corp.,
  2.46%, 3/14/05                                                       7,211             7,211
Discover Card Master Trust, 2.39%, 5/16/05                      (h)(i)16,096            16,096
Eni Coordination Center, 2.38%, 8/29/05                               12,081            12,081
Giro Funding U.S. Corp., 2.37%, 2/7/05                                 7,222             7,222
HBOS Treasury Services plc, N.Y.,
  2.46%, 3/14/05                                                      14,502            14,502
International Lease Finance Corp.,
  2.51%, 9/22/05                                                   (h)18,625            18,625
Jackson National Life Global Fund,
  2.32%, 1/18/05                                                   (h)12,087            12,087
K2 (USA) LLC, 2.33%, 10/24/05                                      (h)34,298            34,298
Landesbank Hessen Thur New York,
  2.24%, 2/2/05                                                    (h)12,193            12,193
Lehman Brothers, Inc., 2.33%, 1/3/05                                 296,201           296,201
Links Finance LLC,
  2.33%, 10/27/05                                                  (h)24,154            24,154
  2.40%, 9/26/05                                                   (h)12,081            12,081
Marshall & Ilsley Bank, 2.51%, 12/29/05                            (h)33,828            33,828
Nationwide Building Society, 2.58%, 1/2/06                         (h)28,027            28,027
Pfizer, Inc., 2.30%, 1/31/06                                       (h)24,161            24,161
Proctor & Gamble, 2.42%, 1/31/06                                    (h)9,906             9,906
Royal Bank of Canada NY, 2.38%, 6/27/05                            (h)24,158            24,157
Sheffield Receivable Corp., 2.21%, 1/12/05                            33,910            33,910
Sigma Finance, Inc., 2.38%, 9/15/05                                (h)24,163            24,163
SLM Corp., 2.41%, 1/31/06                                          (h)24,161            24,161
Societe Generale, N.Y., 2.04%, 3/3/05                              (h)25,368            25,368
Svenska Handelsbank N.Y., 2.32%, 5/10/05                           (h)24,157            24,157
UBS Finance (Delaware), Inc., 2.33%, 1/6/05                           36,225            36,225
UBS Securities LLC, 2.30%, 1/3/05                                    135,277           135,277
----------------------------------------------------------------------------------------------
                                                                                     1,052,851
==============================================================================================

                                                                                         VALUE
                                                                      SHARES             (000)
----------------------------------------------------------------------------------------------
INVESTMENT COMPANY HELD AS COLLATERAL ON LOANED SECURITIES (0.1%)
JPMorgan Securities Lending Collateral
  Investment Fund                                                  6,088,591   $         6,089

                                                                        FACE
                                                                      AMOUNT
                                                                       (000)
----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.7%)
J.P. Morgan Securities, Inc., 2.00%,
  dated 12/31/04, due 1/3/05,
  repurchase price $55,923                                $        (f)55,914            55,914
----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $1,114,854)                                     1,114,854
==============================================================================================
TOTAL INVESTMENTS (110.5%) (COST $7,417,903)--
  INCLUDING $1,006,675 OF SECURITIES LOANED                                          9,139,947
==============================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS (-10.5%)                                        (866,063)
==============================================================================================
NET ASSETS (100%)                                                              $     8,273,884
==============================================================================================

(a)    Non-income producing security.
(c)    All or portion of security on loan at December 31, 2004.
(f) Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan Bank, 1.10% to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan
       Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and Financial Assist Corp., 8.80%, due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
(h) Variable/Floating Rate Security -- interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2004.
(i) Security's issuer is an affiliate of the adviser. Held as collateral for securities on loan.
ADR    American Depositary Receipts
CVA    Certificaten Van Aandelen
GDR    Global Depositary Receipts
RNC    Non-Convertible Savings Shares

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

   The Portfolio had the following foreign currency exchange contract(s) open at period end:

                                                                                NET
   CURRENCY                                       IN                         UNREALIZED
      TO                                       EXCHANGE                     APPRECIATION
   DELIVER           VALUE     SETTLEMENT         FOR            VALUE     (DEPRECIATION)
    (000)            (000)        DATE           (000)           (000)         (000)
-----------------------------------------------------------------------------------------
EUR        481    $      653     1/5/05     JPY      68,018   $      664   $           11
EUR        413           560     1/6/05     JPY      57,788          564                4
GBP        330           634     1/5/05     EUR         467          634              @--
GBP    121,000       231,789    1/24/05     EUR     172,698      234,297            2,508
GBP    141,200       270,484    1/24/05     JPY  27,320,153      267,109           (3,375)
                  ----------                                  ----------   --------------
                  $  504,120                                  $  503,268   $         (852)
                  ==========                                  ==========   ==============

EUR -- Euro
GBP -- British Pound
JPY -- Japanese Yen
@   -- Amount is less than $500.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW

INTERNATIONAL MAGNUM PORTFOLIO

[CHART]

    COMPARISON OF THE CHANGE IN VALUE OF A $500,000* INVESTMENT OVER 10 YEARS

                                                                 LIPPER
                           INTERNATIONAL                         INTERNATIONAL
FISCAL YEAR                MAGNUM             MSCI               MULTI-CAP
ENDED                      PORTFOLIO -        EAFE               CORE FUNDS
DECEMBER 31                CLASS A            INDEX              INDEX
**                         500000             500000             500000
1996                       541250             526300             564097
1997                       576864             535668             611118
1998                       619148             642802             669245
1999                       773130             816101             964110
2000                       691951             700377             831874
2001                       562487             550217             685289
2002                       487339             467134             589468
2003                       629008             647401             809267
2004                       745100             779050             964700

[CHART]

   COMPARISON OF THE CHANGE IN VALUE OF A $100,000* INVESTMENT SINCE INCEPTION

                                                                 LIPPER
                           INTERNATIONAL                         INTERNATIONAL
FISCAL YEAR                MAGNUM             MSCI               MULTI-CAP
ENDED                      PORTFOLIO -        EAFE               CORE FUNDS
DECEMBER 31                CLASS B            INDEX              INDEX
***                        100000             100000             100000
1996                       107900             105260             112819
1997                       114730             107134             122224
1998                       122910             128560             133849
1999                       153121             163220             192822
2000                       136569             140075             166375
2001                       110798             110043             137058
2002                        95851              93427             117894
2003                       123159             129480             161853
2004                       145500             155810             192940

*    Minimum Investment
**   Commenced operations on March 15, 1996
***  Commenced offering on March 15, 1996

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1) AND THE LIPPER INTERNATIONAL MULTI-CAP CORE FUNDS INDEX(2)

                                                   TOTAL RETURNS(3)
                                           --------------------------------
                                                         AVERAGE ANNUAL
                                                     ----------------------
                                              ONE      FIVE           SINCE
                                             YEAR     YEARS    INCEPTION(6)
----------------------------------------------------------------------------
Portfolio - Class A (4)                     18.45%    (0.74)%          4.64%
Portfolio - Class B (5)                     18.15     (1.00)           4.36
MSCI EAFE Index                             20.25     (1.13)           5.17
Lipper International Multi-Cap Core
  Funds Index                               19.20      0.01            7.76

(1) The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices:
     Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
(2) The Lipper International Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper International Multi-Cap Core Funds classification.
(3) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(4)  Commenced operations on March 15, 1996
(5)  Commenced offering on March 15, 1996
(6) For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

The International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

INTERNATIONAL MAGNUM PORTFOLIO

PERFORMANCE

For the year ended December 31, 2004, the Portfolio had a total return based on net asset value per share of 18.45%, net of fees, for the Class A shares and 18.15%, net of fees, for the Class B shares compared to 20.25% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index").

FACTORS AFFECTING PERFORMANCE

   - The first half of 2004 saw a continuation of economic growth, albeit at a more moderate pace. Global equity markets advanced, reflecting investors' belief that growth in corporate profits was sustainable.

   - As we entered the second half of the year, soaring oil prices and heightened geo-political fears weighed heavily on world equity markets. A dip in the United States (U.S.) leading economic indicators, an abrupt slowdown in Japan's gross domestic product (GDP) growth, and tepid domestic activity in Europe pointed to a softening of the global economic expansion. After a correction in July and August, markets began to reverse course in September and completed the year on a high note reflecting improved sentiment and a return of confidence in growth. For the year, non-U.S. markets significantly outperformed the U.S. markets based on a combination of better valuations and a stronger local currency.

   - From a regional allocation perspective, the Portfolio did not benefit from its underweight to Europe and Asia ex-Japan and overweight to Japan. Europe ended the year with a positive return in U.S. dollar terms (+12.2% in local terms) on the back of strong performance from the financial sector, particularly the banks.

   - Asia ex-Japan was the best performing region during the year, driven largely by the performance of Australia. Japan, while showing strong absolute performance in U.S. dollar terms, was the worst performing region, underperforming the Index for the year.

   - The largest detractor from performance came from within Europe. Security selection within european financials, consumer discretionary, energy and industrials coupled with the Portfolio's underweight to the european utility and energy sectors detracted from results. Also causing a significant drag on performance was the Portfolio's underweight to financials and information technology (Japan) and security selection within industrials (Asia ex-Japan).

   - Offsetting the negatives was the Portfolio's security selection within european telecommunications, materials and consumer staples. Also helping the Portfolio's absolute returns was security selection within Asia ex-Japan financials and Japanese materials, health care and consumer staples.

MANAGEMENT STRATEGIES

   - The Portfolio has maintained an overweight position to Japan and an underweight position to Europe and Asia ex-Japan during the year. Within Europe, the Portfolio is overweight to the euro zone region and an underweight to the United Kingdom (U.K.). We believe, the euro zone is likely to benefit from good global growth, better relative value and an improved earnings forecast. By contrast, the U.K. has become cyclically divergent from both the U.S. and continental Europe, at least in the short term. In our opinion, interest rates are very likely to have peaked, which puts the U.K. in a very different position of its major trading partners. Within the Pacific Rim we continue to be overweight to Japan, Hong Kong and Singapore and underweight to Australia and New Zealand.

   - From a sector allocation perspective, we continue to see better relative value within the cyclical sectors including industrials (Europe & Japan), information technology (Japan) and consumer discretionary (Pacific Rim). We are underweight to financials (Europe & Japan), utilities (all regions), and energy (all regions).

   - Going forward in 2005, we anticipate global economic growth to decelerate. In our opinion, the impact of higher oil prices, the fading effect of fiscal stimulus, reduced pace of corporate profit gains and rising interest rates may cause growth to slow to historical trends. We believe the U.S. market is highly vulnerable to future disappointing earnings. In addition, the potential of inflation exceeding expectations could lead the Fed to alter course and raise interest rates at a more aggressive rather than "measured" pace. We are concerned about rapidly rising interest rates because the U.S. economy is more highly leveraged today than during past tightening cycles, especially for households.

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

INTERNATIONAL MAGNUM PORTFOLIO

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                         EXPENSES PAID
                                                       ENDING ACCOUNT   DURING PERIOD*
                                           BEGINNING            VALUE   JULY 1, 2004--
                                       ACCOUNT VALUE     DECEMBER 31,     DECEMBER 31,
                                        JULY 1, 2004             2004             2004
--------------------------------------------------------------------------------------
CLASS A
Actual                                $     1,000.00   $     1,130.20   $         5.35
Hypothetical (5% average
annual return before expenses)              1,000.00         1,020.11             5.08

CLASS B
Actual                                      1,000.00         1,128.30             6.69
Hypothetical (5% average
annual return before expenses)              1,000.00         1,018.85             6.34

* Expenses are equal to Class A and Class B annualized net expense ratios of 1.00% and 1.25%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holding by industry, as a percentage of total investments.

[CHART]

Commercial Banks                           9.1%
Pharmaceuticals                            7.4%
Diversified Telecommunication Services     6.0%
Oil & Gas                                  5.7%
Insurance                                  5.1%
Chemicals                                  4.2%
Food Products                              3.3%
Other*                                    43.4%
Short-Terms Investments                   15.8%

* Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

January 2005

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS

INTERNATIONAL MAGNUM PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
----------------------------------------------------------------------------------------------
COMMON STOCKS (91.7%)
AUSTRALIA (2.8%)
AMP Ltd.                                                              75,100   $           427
Australia & New Zealand Banking Group Ltd.                            10,508               169
BHP Billiton Ltd.                                                     40,489               486
Coles Myer Ltd.                                                       11,700                90
Gunns Ltd.                                                            51,800               192
National Australia Bank Ltd.                                           8,480               191
Newcrest Mining Ltd.                                                  13,350               182
Qantas Airways Ltd.                                                   29,400                86
QBE Insurance Group Ltd.                                              15,400               185
Rio Tinto Ltd.                                                     (c)14,050               430
Westpac Banking Corp.                                                 14,700               224
----------------------------------------------------------------------------------------------
                                                                                         2,662
==============================================================================================
AUSTRIA (0.5%)
Telekom Austria AG                                                    25,863               489
----------------------------------------------------------------------------------------------
BELGIUM (1.1%)
AGFA-Gevaert N.V.                                                     13,836               468
Fortis                                                              (a)6,824               189
Solvay S.A., Class A                                                   4,055               446
----------------------------------------------------------------------------------------------
                                                                                         1,103
==============================================================================================
DENMARK (0.6%)
Carlsberg A/S, Class B                                                 6,158               311
Novo-Nordisk A/S, Class B                                              4,409               240
----------------------------------------------------------------------------------------------
                                                                                           551
==============================================================================================
FINLAND (1.1%)
Nokia Oyj                                                             13,725               216
Pohjola Group plc, Class D                                             9,267               107
Sampo Oyj, Class A                                                    55,443               764
----------------------------------------------------------------------------------------------
                                                                                         1,087
==============================================================================================
FRANCE (10.1%)
Atos Origin                                                         (a)5,923               401
AXA                                                                   28,981               715
BNP Paribas S.A.                                                   (c)18,562             1,342
Business Objects S.A.                                               (a)5,185               131
Cap Gemini S.A.                                                  (a)(c)5,782               185
Carrefour S.A.                                                         6,705               319
France Telecom S.A.                                                   56,975             1,883
Groupe Danone                                                       (c)2,138               197
M6-Metropole Television                                                6,213               176
Neopost S.A.                                                           3,450               268
Sanofi-Aventis S.A.                                                 (c)8,796               701
Schneider Electric S.A.                                            (c)13,638               947
Societe Generale                                                    (c)4,838               489
Total S.A.                                                          (c)7,420             1,617
Vinci S.A.                                                          (c)2,956               396
----------------------------------------------------------------------------------------------
                                                                                         9,767
==============================================================================================
GERMANY (6.1%)
Allianz AG (Registered)                                                6,886               912
Bayerische Motoren Werke AG                                           19,111               861
Deutsche Bank AG (Registered)                                          2,408               213
Deutsche Boerse AG                                                     3,410               205
Deutsche Telekom AG (Registered)                                   (a)55,854             1,261
Fresenius Medical Care AG                                           (c)2,809               225
Linde AG                                                               3,256   $           203
Muenchener Rueckversicherungs AG (Registered)                          3,519               432
Siemens AG (Registered)                                               15,939             1,349
Volkswagen AG                                                          5,518               250
----------------------------------------------------------------------------------------------
                                                                                         5,911
==============================================================================================
HONG KONG (3.1%)
Cheung Kong Holdings Ltd.                                          (c)13,000               130
Esprit Holdings Ltd.                                                  67,800               410
Great Eagle Holdings Co.                                             194,000               502
Henderson Land Development Co., Ltd.                                 113,000               587
Hutchison Whampoa Ltd.                                                14,000               131
Hysan Development Co., Ltd.                                       (c)141,000               297
Kerry Properties Ltd.                                              (c)85,000               181
Li & Fung Ltd.                                                       105,000               177
New World Development Ltd.                                           413,000               462
Sun Hung Kai Properties Ltd.                                           7,000                70
Techtronic Industries Co.                                             40,000                87
----------------------------------------------------------------------------------------------
                                                                                         3,034
==============================================================================================
IRELAND (0.7%)
Bank of Ireland                                                       25,150               419
Kerry Group plc, Class A                                               9,188               220
----------------------------------------------------------------------------------------------
                                                                                           639
==============================================================================================
ITALY (3.7%)
ENI S.p.A.                                                            31,171               779
Sanpaolo IMI S.p.A.                                                   29,539               425
Telecom Italia S.p.A.                                                 81,368               332
Telecom Italia S.p.A. RNC                                            220,979               717
TIM S.p.A.                                                         (c)71,208               531
UniCredito Italiano S.p.A.                                           133,320               765
----------------------------------------------------------------------------------------------
                                                                                         3,549
==============================================================================================
JAPAN (21.2%)
Amada Co., Ltd.                                                    (c)34,000               188
Canon, Inc.                                                           12,000               648
Casio Computer Co., Ltd.                                           (c)28,000               432
Dai Nippon Printing Co., Ltd.                                         18,000               289
Daicel Chemical Industries Ltd.                                       70,000               396
Daifuku Co., Ltd.                                                  (c)42,000               272
Daikin Industries Ltd.                                                18,000               520
Denki Kagaku Kogyo K.K.                                               80,000               266
East Japan Railway Co.                                                    68               378
FamilyMart Co., Ltd.                                               (c)11,300               329
Fuji Machine Manufacturing Co., Ltd.                                   6,500                64
Fuji Photo Film Co., Ltd.                                             14,000               511
Fujitec Co., Ltd.                                                     21,000               111
Fujitsu Ltd.                                                          81,000               527
Furukawa Electric Co., Ltd.                                        (a)35,000               194
Hitachi Capital Corp.                                              (c)18,200               376
Hitachi High-Technologies Corp.                                        6,900                98
Hitachi Ltd.                                                          71,000               492
House Foods Corp.                                                   (c)9,200               133
Kaneka Corp.                                                          42,000               476
Kurita Water Industries Ltd.                                       (c)23,600               340
Kyocera Corp.                                                          5,100               393
Kyudenko Corp.                                                         6,000                32

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

INTERNATIONAL MAGNUM PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
----------------------------------------------------------------------------------------------
JAPAN (CONT'D)
Lintec Corp.                                                          10,000   $           152
Matsushita Electric Industrial Co., Ltd.                              40,000               635
Minebea Co., Ltd.                                                     48,000               209
Mitsubishi Chemical Corp.                                         (c)112,000               341
Mitsubishi Corp.                                                   (c)41,000               530
Mitsubishi Estate Co., Ltd.                                           23,000               269
Mitsubishi Heavy Industries Ltd.                                     127,000               361
Mitsubishi Logistics Corp.                                          (c)9,000                89
Mitsumi Electric Co., Ltd.                                         (c)18,100               207
Nagase & Co., Ltd.                                                 (c)13,000               112
NEC Corp.                                                             66,000               410
Nifco, Inc.                                                        (c)16,000               268
Nintendo Co., Ltd.                                                     4,700               591
Nippon Meat Packers, Inc.                                             17,000               231
Nippon Telegraph & Telephone Corp.                                        60               269
Nissan Motor Co., Ltd.                                             (c)54,600               594
Nissha Printing Co., Ltd.                                              6,000                83
Nisshinbo Industries, Inc.                                         (c)24,000               180
Obayashi Corp.                                                        42,000               265
Ono Pharmaceutical Co., Ltd.                                           7,800               438
Ricoh Co., Ltd.                                                       25,000               483
Rinnai Corp.                                                           5,600               150
Rohm Co., Ltd.                                                         2,000               207
Ryosan Co., Ltd.                                                    (c)8,700               201
Sangetsu Co., Ltd.                                                       300                 7
Sanki Engineering Co., Ltd.                                            4,000                29
Sankyo Co., Ltd.                                                      19,700               445
Sanwa Shutter Corp.                                                   29,000               163
Sekisui Chemical Co., Ltd.                                            43,000               314
Sekisui House Ltd.                                                    26,000               303
Shin-Etsu Polymer Co., Ltd.                                           25,000               180
Sony Corp.                                                            10,000               387
Suzuki Motor Corp.                                                 (c)21,200               387
TDK Corp.                                                              5,400               400
Teijin Ltd.                                                        (c)25,000               109
Toho Co., Ltd.                                                         7,400               117
Tokyo Electric Power Co., Inc. (The)                                  10,600               260
Toshiba Corp.                                                     (c)119,000               511
Toyo INK MFG Co., Ltd.                                                31,000               124
Toyota Motor Corp.                                                    17,400               708
Tsubakimoto Chain Co.                                                 57,000               220
Yamaha Corp.                                                          23,100               353
Yamaha Motor Co., Ltd.                                             (c)18,000               270
Yamanouchi Pharmaceutical Co., Ltd.                                   12,600               491
----------------------------------------------------------------------------------------------
                                                                                        20,518
==============================================================================================
NETHERLANDS (7.1%)
ASML Holding N.V.                                               (a)(c)25,941               416
ING Groep N.V. CVA                                                    15,406               465
Koninklijke Ahold N.V.                                             (a)61,616               476
Royal Dutch Petroleum Co.                                             25,823             1,484
Royal Numico N.V.                                                  (a)12,448               448
TPG N.V.                                                              27,466               744
Unilever N.V. CVA                                                     17,978             1,203
VNU N.V.                                                              14,188               418
Wolters Kluwer N.V. CVA                                               62,877   $         1,260
----------------------------------------------------------------------------------------------
                                                                                         6,914
==============================================================================================
POLAND (0.3%)
Telekomunikacja Polska S.A.                                           42,863               282
----------------------------------------------------------------------------------------------
SINGAPORE (1.5%)
CapitaCommercial Trust REIT                                     (a)(c)45,400                36
CapitaLand Ltd.                                                   (c)227,000               296
City Developments Ltd.                                                60,000               261
Oversea-Chinese Banking Corp., Ltd.                                   25,000               207
SembCorp Industries Ltd.                                             122,000               121
Singapore Airlines Ltd.                                               53,000               370
Venture Corp., Ltd.                                                   20,000               195
----------------------------------------------------------------------------------------------
                                                                                         1,486
==============================================================================================
SPAIN (3.0%)
Altadis S.A.                                                          23,146             1,058
Banco Bilbao Vizcaya Argentaria S.A.                               (c)23,622               418
Banco Santander Central Hispano S.A.                                  29,179               361
Telefonica S.A.                                                       54,925             1,033
----------------------------------------------------------------------------------------------
                                                                                         2,870
==============================================================================================
SWEDEN (1.1%)
Nordea Bank AB                                                        23,464               236
Sandvik AB                                                             8,513               343
SKF AB, Class B                                                       10,577               471
----------------------------------------------------------------------------------------------
                                                                                         1,050
==============================================================================================
SWITZERLAND (6.8%)
Ciba Specialty Chemicals AG (Registered)                            (a)5,422               411
Nestle S.A. (Registered)                                               2,597               678
Novartis AG (Registered)                                              49,780             2,502
Schindler Holding AG (Registered)                                        730               304
STMicroelectronics N.V.                                               11,622               226
Swiss Reinsurance (Registered)                                         8,456               602
UBS AG (Registered)                                                   19,686             1,647
Zurich Financial Services AG                                        (a)1,157               192
----------------------------------------------------------------------------------------------
                                                                                         6,562
==============================================================================================
UNITED KINGDOM (20.9%)
Allied Domecq plc                                                     40,683               400
Amvescap plc                                                          43,245               266
AstraZeneca plc                                                       19,742               715
Barclays plc                                                          62,701               705
BOC Group plc                                                         43,520               829
BP plc                                                                67,662               659
British American Tobacco plc                                          11,674               201
British Sky Broadcasting plc                                          49,964               539
Bunzl plc                                                             22,583               188
Cadbury Schweppes plc                                                 24,235               226
Carnival plc                                                           4,328               264
Diageo plc                                                            16,379               233
DX Services plc                                                    (a)17,289               121
GlaxoSmithKline plc                                                   95,281             2,234
Hays plc                                                             193,033               460
HSBC Holdings plc                                                     80,543             1,358
Imperial Chemical Industries plc                                      56,380               261
International Power plc                                            (a)59,562               177
Lloyds TSB Group plc                                                  45,603               414

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

INTERNATIONAL MAGNUM PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
----------------------------------------------------------------------------------------------
UNITED KINGDOM (CONT'D)
Man Group plc                                                          6,637   $           187
National Grid Transco plc                                             20,131               192
Prudential plc                                                       122,948             1,069
Reed Elsevier plc                                                     35,927               331
Rentokil Initial plc                                                  63,613               180
Rexam plc                                                             42,105               371
Rolls-Royce Group plc                                              (a)53,340               253
Rolls-Royce Group plc, Class B                                     1,671,885                 3
Royal Bank of Scotland Group plc                                      51,852             1,743
Scottish & Southern Energy plc                                        14,386               241
Shell Transport & Trading Co. plc (Registered)                       168,595             1,436
Smith & Nephew plc                                                    26,787               274
Smiths Group plc                                                      44,513               702
Stagecoach Group plc                                                  85,654               187
Standard Chartered plc                                                 5,499               102
Tesco plc                                                             39,533               244
Unilever plc                                                          17,940               176
Vedanta Resources plc                                                 31,120               236
Vodafone Group plc                                                   754,474             2,044
----------------------------------------------------------------------------------------------
                                                                                        20,221
==============================================================================================
  TOTAL COMMON STOCKS (COST $71,501)                                                    88,695
==============================================================================================

                                                                        FACE
                                                                      AMOUNT
                                                                       (000)
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (17.2%)
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (11.0%)
Bank of New York, 2.33%, 10/28/05                         $           (h)400               400
Bear Stearns, 2.37%, 4/15/05                                          (h)220               220
Beta Finance, Inc., 2.28%, 2/18/05                                       165               165
Calyon NY, 2.04%, 3/4/05                                              (h)352               352
CIT Group Holdings,
  2.17%, 1/31/05                                                       (h)34                34
  2.30%, 2/14/05                                                      (h)186               186
Citigroup, Inc., 2.39%, 9/1/05                                        (h)117               117
Compass Securitization, 2.38%, 3/17/05                                (h)171               171
Corporate Receivables Corp., 2.46%, 3/14/05                               73                73
Discover Card Master Trust, 2.39%, 5/16/05                         (h)(i)163               163
Eni Coordination Center, 2.38%, 8/29/05                               (h)122               122
Giro Funding U.S. Corp., 2.37%, 2/7/05                                    73                73
HBOS Treasury Services plc, N.Y.,
  2.46%, 3/14/05                                                         147               147
International Lease Finance Corp.,
  2.51%, 9/22/05                                                      (h)188               188
Jackson National Life Global Fund,
  2.32%, 1/18/05                                                      (h)122               122
K2 (USA) LLC, 2.33%, 10/24/05                                         (h)347               347
Landesbank Hessen Thur New York,
  2.24%, 2/2/05                                                       (h)123               123
Lehman Brothers, Inc., 2.33%, 1/3/05                                   2,994             2,994
Links Finance LLC,
  2.33%, 10/27/05                                                     (h)244               244
  2.40%, 9/26/05                                                      (h)122               122
Marshall & Ilsley Bank, 2.51%, 12/29/05                               (h)342               342
Nationwide Building Society, 2.58%, 1/2/06                            (h)283               283

                                                                        FACE
                                                                      AMOUNT             VALUE
                                                                       (000)             (000)
----------------------------------------------------------------------------------------------
Pfizer, Inc., 2.30%, 1/31/06                              $           (h)244   $           244
Proctor & Gamble, 2.42%, 1/31/06                                      (h)100               100
Royal Bank of Canada NY, 2.38%, 6/27/05                               (h)244               244
Sheffield Receivable Corp., 2.21%, 1/12/05                               343               343
Sigma Finance, Inc., 2.38%, 9/15/05                                   (h)244               244
SLM Corp., 2.41%, 1/31/06                                             (h)244               244
Societe Generale, N.Y., 2.04%, 3/3/05                                 (h)256               257
Svenska Handelsbank N.Y., 2.32%, 5/10/05                              (h)244               244
UBS Finance (Delaware), Inc., 2.33%, 1/6/05                              366               366
UBS Securities LLC, 2.30%, 1/3/05                                      1,367             1,367
----------------------------------------------------------------------------------------------
                                                                                        10,641
==============================================================================================

                                                                      SHARES
----------------------------------------------------------------------------------------------
INVESTMENT COMPANY HELD AS COLLATERAL ON LOANED SECURITIES (0.0%)
JPMorgan Securities Lending Collateral
  Investment Fund                                                     61,540                62
----------------------------------------------------------------------------------------------

                                                                        FACE
                                                                      AMOUNT
                                                                       (000)
----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (6.2%)
J.P. Morgan Securities, Inc., 2.00%,
  dated 12/31/04, due 1/3/05,
  repurchase price $5,974                                 $         (f)5,973             5,973
----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $16,676)                                           16,676
==============================================================================================
TOTAL INVESTMENTS (108.9%) (COST $88,177)--
  INCLUDING $10,169 OF SECURITIES LOANED                                               105,371
==============================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS (-8.9%)                                           (8,604)
==============================================================================================
NET ASSETS (100%)                                                              $        96,767
==============================================================================================

(a)    Non-income producing security.
(c)    All or portion of security on loan at December 31, 2004.
(f) Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan Bank, 1.10% to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan
       Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and Financial Assist Corp., 8.80%, due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
(h) Variable/Floating Rate Security -- interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2004.
(i) Security's issuer is an affiliate of the adviser. Held as collateral for securities on loan.
@      Face Amount/Value is less than $500.
CVA    Certificaten Van Aandelen
REIT   Real Estate Investment Trust
RNC    Non-Convertible Savings Shares

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

INTERNATIONAL MAGNUM PORTFOLIO

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

   The Portfolio had the following foreign currency exchange contract(s) open at period end:

                                                                                NET
   CURRENCY                                       IN                         UNREALIZED
      TO                                       EXCHANGE                     APPRECIATION
   DELIVER           VALUE     SETTLEMENT         FOR            VALUE     (DEPRECIATION)
    (000)            (000)        DATE           (000)           (000)         (000)
-----------------------------------------------------------------------------------------
EUR      6,908    $    9,378    3/16/05     US$       9,192   $    9,192   $         (186)
GBP         46            88    3/16/05     US$          88           88              @--
GBP        143           274    3/16/05     US$         275          275                1
GBP        340           650    3/16/05     US$         651          651                1
GBP        692         1,321    3/16/05     US$       1,325        1,325                4
HKD         20             3     1/3/05     US$           3            3              @--
HKD         20             3     1/4/05     US$           3            3              @--
JPY    797,066         7,820    3/16/05     US$       7,627        7,627             (193)
JPY     55,925           549    3/16/05     US$         533          533              (16)
US$      2,034         2,034    3/16/05     AUD       2,695        2,097               63
US$      2,068         2,068    3/16/05     EUR       1,553        2,109               41
US$      1,911         1,911    3/16/05     EUR       1,437        1,950               39
US$      1,217         1,217    3/16/05     EUR         915        1,242               25
US$      6,731         6,731    3/16/05     EUR       5,057        6,865              134
US$      1,580         1,580    3/16/05     GBP         825        1,577               (3)
US$        920           920    3/16/05     GBP         481          918               (2)
US$        859           859    3/16/05     GBP         449          856               (3)
US$      3,063         3,063    3/16/05     GBP       1,602        3,059               (4)
US$      6,994         6,994    3/16/05     JPY     731,552        7,178              184
US$        257           257    3/16/05     JPY      26,786          263                6
US$      1,262         1,262    3/16/05     JPY     131,925        1,294               32
US$        386           386    3/16/05     JPY      40,385          396               10
                  ----------                                  ----------   --------------
                  $   49,368                                  $   49,501   $          133
                  ==========                                  ==========   ==============

AUD -- Australian Dollar
EUR -- Euro
GBP -- British Pound
HKD -- Hong Kong Dollar
JPY -- Japanese Yen

FUTURES CONTRACTS:

   The Portfolio had the following futures contract(s) open at period end:

                                                                       NET
                                                                    UNREALIZED
                        NUMBER                                     APPRECIATION
                          OF          VALUE        EXPIRATION     (DEPRECIATION)
                      CONTRACTS       (000)           DATE             (000)
-------------------------------------------------------------------------------
LONG:
DJ EURO STOXX 50
  (Germany)               83       $    3,319         Mar-05      $           11
FTSE 100 Index
  (United Kingdom)        23            2,117         Mar-05                  21
SPI 200 Index
  (Australia)              6              476         Mar-05                  10
TOPIX Index
  (Japan)                 17            1,904         Mar-05                  88
                                                                  --------------
                                                                  $          130
                                                                  ==============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW

INTERNATIONAL SMALL CAP PORTFOLIO

[CHART]

    COMPARISON OF THE CHANGE IN VALUE OF A $500,000* INVESTMENT OVER 10 YEARS

                                              MSCI EAFE        LIPPER
                          INTERNATIONAL       SMALL CAP        INTERNATIONAL
FISCAL YEAR               SMALL CAP           TOTAL            SMALL/MID-CAP
ENDED                     PORTFOLIO -         RETURN           CORE FUNDS
DECEMBER 31               CLASS A             INDEX            INDEX
1994                       500000             500000            500000
1995                       513000             480250            512600
1996                       599364             479554            598845
1997                       596067             361368            595521
1998                       622056             381026            620831
1999                       867456             448372            865066
2000                       842821             406674            839806
2001                       793263             355766            790392
2002                       769624             327945            766759
2003                      1141660             529206            986950
2004                      1524650             692200           1461911

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE SMALL CAP TOTAL RETURN INDEX(1) AND THE LIPPER INTERNATIONAL SMALL/MID-CAP CORE FUNDS INDEX(2)

                                                  TOTAL RETURNS(3)
                                    --------------------------------------------
                                                        AVERAGE ANNUAL
                                              ----------------------------------
                                       ONE      FIVE        TEN            SINCE
                                      YEAR     YEARS      YEARS     INCEPTION(5)
--------------------------------------------------------------------------------
Portfolio - Class A (4)              33.53%    11.99%     11.79%           13.72%
MSCI EAFE Small Cap Total Return
  Index                              30.78      8.64       3.31             6.15
Lipper International
  Small/Mid-Cap Core Funds Index     25.52      7.76      10.53               --

(1) The MSCI EAFE Small Cap Total Return Index is an unmanaged, market value weighted average of the performance of over 900 securities of companies listed on the stock exchanges of countries in Europe, Australasia and the Far East, including price performance and income from dividend payments.
(2) The Lipper International Small/Mid-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Small/Mid-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper International Small/Mid-Cap Core Funds classification.
(3) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(4)  Commenced operations on December 15, 1992
(5) For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

The International Small Cap Portfolio seeks long-term capital appreciation by investing primarily in equity securities of small non-U.S. companies. Investments in small sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

PERFORMANCE

For the year ended December 31, 2004, the Portfolio had a total return of 33.53%, net of fees, compared to 30.78% for the Morgan Stanley Capital International (MSCI) EAFE Small Cap Total Return Index (the "Index").

FACTORS AFFECTING PERFORMANCE

   - For the second year in a row, the U.S. investor was helped by the U.S. dollar weakening approximately 17% against the Euro and 10% against the Japanese yen and the British pound.

   - On a regional basis, Nordic countries generally experienced a better macro environment in part due to higher energy prices which positively impacted performance at a country and sector level. Consequently, Nordic countries rose 47.9% to become the Index's best performing region for the year.

   - In the Pacific region, Japan rose 22.2% in the first quarter alone on the back of positive economic news. However, weaker economic indicators such as softer gross domestic product (GDP) growth figures, lower machinery orders and slowing of economic activity in China, led to reduced enthusiasm for Japanese small cap stocks.

   - Most core European markets experienced lackluster performances during the first three quarters of the year on the back of concerns over slower economic growth and the prospect of higher inflation given the stronger

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

INTERNATIONAL SMALL CAP PORTFOLIO

      euro. However, a bit of life came to the European markets in the final quarter and the region posted a return of 32.7% for the full year.

   - There was a consistent theme to Index sector performance during 2004. Energy, which represents 2.5% of the benchmark, rose 87.6% as energy equipment and oil and gas companies benefited from higher commodity prices. The second best performing sector, utilities, also benefited from higher oil prices and rose 49.8%. Financials (+39.8%) were also strong due to a rebound in real estate and consumer finance companies. The year's worst performing sector, information technology, rose a mere 6.4%, as investors grew skeptical of the prospects for semiconductor and software companies.

   - Stock selection in the industrial sector was the primary contributor to performance. In addition, stock selection in the information technology (hardware), health care (equipment), consumer discretionary (media and restaurants) and financials sectors (real estate, consumer finance) also added value in 2004. For the full year, stock selection in consumer staples was the biggest single detractor from performance. The Portfolio's underweight to the utility and energy sectors coupled with poor stock selection in the energy sector also detracted over the year. Value added at a country level was also fairly broad but the three most significant contributions came from Japan (financials), Germany (industrials, consumer discretionary) and France (hardware). Stock selection in the Netherlands was the most significant detractor due to consumer staples and energy holdings.

MANAGEMENT STRATEGIES

   - Weakness in the U.S. dollar, most noticeably against the euro, has been whittling away at the competitive position of European exporters, making stronger growth a difficult task in 2005. In our opinion, the cautious Euro zone consumer appears unlikely to come to the rescue. In Asia, arguably, prospects look brighter. After a decade of deflation in Japan, we believe signs are appearing that this era is ending. However the fate of this economy, as well as of the broader Asian region, is clearly tied to a continued growth of the U.S. and Chinese economies as well as their respective currency evolutions.

   - Small caps in the EAFE region are now trading in line with their large cap counterparts. However, they remain inexpensive compared with U.S. equities while still offering relatively attractive growth prospects. Furthermore, we believe investors continue to perceive them as relatively immune from the dollar's volatility. Finally, it is our view that small cap stocks remain less efficiently priced than more researched asset classes and remain what we view as a privileged hunting ground of experienced stock pickers.

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                         EXPENSES PAID
                                                       ENDING ACCOUNT   DURING PERIOD*
                                           BEGINNING            VALUE  JULY 1, 2004 --
                                       ACCOUNT VALUE     DECEMBER 31,     DECEMBER 31,
                                        JULY 1, 2004             2004             2004
--------------------------------------------------------------------------------------
CLASS A
Actual                                $     1,000.00   $     1,148.90   $         6.21
Hypothetical (5% average
annual return before expenses)              1,000.00         1,019.36             5.84

* Expenses are equal to Class A annualized net expense ratios of 1.15%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

INTERNATIONAL SMALL CAP PORTFOLIO

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by industry, as a percentage of total investments.

[CHART]

Machinery                         13.1%
Media                              7.8%
Hotels, Restaurants & Leisure      5.9%
Commercial Services & Supplies     5.8%
Consumer Finance                   5.6%
Health Care Equipment & Supplies   5.5%
Building Products                  5.1%
Food Products                      4.8%
Real Estate                        4.2%
Construction Materials             3.4%
Other*                            38.5%
Short-Term Investment              0.3%

* Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

January 2005

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS

INTERNATIONAL SMALL CAP PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
----------------------------------------------------------------------------------------------
COMMON STOCKS (99.8%)
AUSTRALIA (3.6%)
Infomedia Ltd.                                                    13,285,608   $         7,900
John Fairfax Holdings Ltd.                                         4,734,417            16,854
MYOB Ltd.                                                          5,177,977             5,469
Pacific Brands Ltd.                                                3,206,915             8,004
Ramsay Health Care Ltd.                                            1,496,375             8,336
----------------------------------------------------------------------------------------------
                                                                                        46,563
==============================================================================================
AUSTRIA (1.3%)
Andritz AG                                                           218,439            16,623
----------------------------------------------------------------------------------------------
BELGIUM (1.6%)
Omega Pharma S.A.                                                    425,147            20,329
----------------------------------------------------------------------------------------------
BERMUDA (0.5%)
Catlin Group Ltd.                                                    995,628             6,260
----------------------------------------------------------------------------------------------
DENMARK (2.1%)
Carlsberg A/S, Class B                                               210,013            10,609
Danisco A/S                                                          138,336             8,426
Kobenhavns Lufthavne A/S                                              38,405             8,146
----------------------------------------------------------------------------------------------
                                                                                        27,181
==============================================================================================
FINLAND (3.6%)
KCI Konecranes Oyj                                                   321,942            14,197
Kone Oyj, Class B                                                    193,303            14,970
Pohjola Group plc, Class D                                           953,488            10,981
Uponor Oyj                                                           327,118             6,106
----------------------------------------------------------------------------------------------
                                                                                        46,254
==============================================================================================
FRANCE (4.4%)
Autoroutes du Sud de la France                                       181,874             9,128
Europeenne D'extincteurs                                       (a)(d)131,043               @--
Neopost S.A.                                                         307,730            23,877
NRJ Group                                                            429,564             9,411
Zodiac S.A.                                                          302,469            14,053
----------------------------------------------------------------------------------------------
                                                                                        56,469
==============================================================================================
GERMANY (6.2%)
Beru AG                                                               67,638             6,285
Celesio AG                                                            81,526             6,618
GFK AG                                                                71,548             2,780
Hugo Boss AG (Non-Voting Shares)                                     318,742            10,593
K&S AG                                                               408,597            21,672
Rational AG                                                           41,133             3,820
Sartorius AG (Non-Voting Shares)                                     328,639             6,794
SCS Standard Computersysteme AG                                 (a)(d)21,289               @--
Techem AG                                                         (a)518,210            18,804
WMF Wuerttembergische Metallwarenfabrik AG
  (Non-Voting Shares)                                                 80,517             1,283
----------------------------------------------------------------------------------------------
                                                                                        78,649
==============================================================================================
GREECE (0.3%)
OPAP S.A.                                                            129,759             3,584
----------------------------------------------------------------------------------------------
HONG KONG (1.6%)
Asia Satellite Telecommunications Holdings Ltd.                    5,477,500            10,430
Solomon Systech International Ltd.                                22,593,900             5,581
Weichai Power Co., Ltd., Class H                                   1,845,400             5,116
----------------------------------------------------------------------------------------------
                                                                                        21,127
==============================================================================================
IRELAND (3.3%)
Independent News & Media plc                                       4,356,148   $        13,709
Kerry Group plc, Class A                                             649,680            15,555
Kingspan Group plc                                                 1,363,073            13,035
----------------------------------------------------------------------------------------------
                                                                                        42,299
==============================================================================================
ITALY (4.5%)
Buzzi Unicem S.p.A.                                                1,311,505            19,107
Cassa di Risparmio di Firenze S.p.A.                               3,200,089             7,814
Davide Campari-Milano S.p.A.                                         233,615            15,037
SAES Getters S.p.A.                                                  194,358             4,748
SAES Getters S.p.A. RNC                                              334,706             5,312
Sogefi S.p.A.                                                      1,081,113             5,250
----------------------------------------------------------------------------------------------
                                                                                        57,268
==============================================================================================
JAPAN (27.2%)
Aiful Corp.                                                           58,500             6,437
Ariake Japan Co., Ltd.                                               713,500            17,205
Asatsu-DK, Inc.                                                      218,900             6,165
Asia Securities Printing Co., Ltd.                                   722,000             6,555
Daibiru Corp.                                                      3,647,500            28,844
Fujimi, Inc.                                                         367,600             9,618
HS Securities Co., Ltd.                                           (a)330,700             3,987
Hurxley Corp.                                                        355,437             5,798
Ito En Ltd.                                                          307,100            15,950
Jaccs Co., Ltd.                                                    4,352,000            26,172
Mani, Inc.                                                             7,800               327
Megane TOP Co., Ltd.                                                 297,100             2,929
Nakanishi, Inc.                                                      219,400            14,994
Nihon Trim Co., Ltd.                                                 161,650            11,363
Nisshin Fire & Marine Insurance Co. Ltd. (The)                     2,761,200            10,190
Nitta Corp.                                                          385,900             6,201
Sanrio Co., Ltd.                                                   1,214,300            10,907
Sanyo Electric Credit Co., Ltd.                                      813,700            17,119
Shinkawa Ltd.                                                        571,100            11,235
Snow Brand Milk Products Co., Ltd.                                (a)554,500             1,705
Sumitomo Osaka Cement Co., Ltd.                                    9,749,000            23,889
Taisei Lamick Co., Ltd.                                              239,300             6,133
Takuma Co., Ltd.                                                   1,375,000            10,833
Tenma Corp.                                                          346,000             6,313
TOC Co., Ltd.                                                      2,631,000            25,301
Tokyo Tomin Bank Ltd. (The)                                          569,800            11,877
Tomy Co., Ltd.                                                       634,800             9,866
Toppan Forms Co., Ltd.                                               747,400             9,121
TV Asahi Corp.                                                         1,779             3,613
Union Tool Co.                                                       206,100             7,284
Yamaichi Electronics Co., Ltd.                                       655,600             7,546
Yomiuri Land Co., Ltd.                                             2,385,000             7,777
Zentek Technology Japan, Inc.                                       (a)1,683             4,108
----------------------------------------------------------------------------------------------
                                                                                       347,362
==============================================================================================
NETHERLANDS (1.8%)
Laurus N.V.                                                       (a)905,962             5,014
Nutreco Holding N.V.                                                 404,930            11,112
Van Lanschot N.V. CVA                                                 98,341             6,430
----------------------------------------------------------------------------------------------
                                                                                        22,556
==============================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

INTERNATIONAL SMALL CAP PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
----------------------------------------------------------------------------------------------
NEW ZEALAND (3.3%)
Fisher & Paykel Appliances Holdings Ltd.                           1,450,109   $         4,478
Fisher & Paykel Healthcare Corp., Ltd.                            10,501,231            24,431
Sky City Entertainment Group Ltd.                                  3,463,616            13,380
----------------------------------------------------------------------------------------------
                                                                                        42,289
==============================================================================================
NORWAY (3.6%)
DNB NOR ASA                                                        1,339,634            13,193
Schibsted Group ASA                                                  974,741            27,633
Visma ASA CVA                                                        377,707             4,762
----------------------------------------------------------------------------------------------
                                                                                        45,588
==============================================================================================
SOUTH KOREA (1.7%)
KT&G Corp.                                                        (a)723,780            21,639
----------------------------------------------------------------------------------------------
SPAIN (1.3%)
Miquel y Costas & Miquel S.A.                                        343,189            16,527
----------------------------------------------------------------------------------------------
SWEDEN (2.2%)
D. Carnegie AB                                                       514,475             6,654
Intrum Justitia AB                                                (a)941,223             7,289
Swedish Match AB                                                   1,206,360            13,969
----------------------------------------------------------------------------------------------
                                                                                        27,912
==============================================================================================
SWITZERLAND (8.2%)
Edipresse S.A. (Bearer), Class B                                      25,416            13,153
Galenica Holding AG (Registered)                                      36,037             6,591
Kaba Holding AG, Class B (Registered)                                 61,865            19,129
Schindler Holding AG                                                  56,300            22,272
SIG Holding AG (Registered)                                          117,164            26,720
Valora Holding AG                                                     25,100             6,165
Zehnder Group AG, Class B                                              7,400            10,061
----------------------------------------------------------------------------------------------
                                                                                       104,091
==============================================================================================
UNITED KINGDOM (17.5%)
British Vita plc                                                   1,871,128             9,692
Capital Radio plc                                                  1,022,659             8,632
Cattles plc                                                        3,116,438            21,941
De La Rue plc                                                      1,553,150            10,339
Devro plc                                                          3,192,880             7,657
DX Services plc                                                 (a)1,392,257             9,776
FKI plc                                                            2,832,198             6,330
Keller Group plc                                                   1,650,701             7,568
Luminar plc                                                        2,732,002            29,271
Novar plc                                                          3,348,602            12,093
Regent Inns plc                                                    3,787,088             5,485
Rotork plc                                                         1,584,929            12,573
SIG plc                                                            1,482,413            16,637
Spirax-Sarco Engineering plc                                       1,182,654            14,690
SSL International plc                                              1,583,253             9,568
Stagecoach Group plc                                               5,748,819            12,545
William Hill plc                                                     986,584            10,675
Wincanton plc                                                      3,316,232            17,606
----------------------------------------------------------------------------------------------
                                                                                       223,078
==============================================================================================
  TOTAL COMMON STOCKS (COST $913,351)                                                1,273,648
==============================================================================================

                                                                        FACE
                                                                      AMOUNT             VALUE
                                                                       (000)             (000)
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (0.3%)
REPURCHASE AGREEMENT (0.3%)
J.P. Morgan Securities, Inc., 2.00%,
  dated 12/31/04, due 1/3/05,
  repurchase price $3,390
  (COST $3,389)                                           $         (f)3,389   $         3,389
==============================================================================================
TOTAL INVESTMENTS (100.1%) (COST $916,740)                                           1,277,037
==============================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.1%)                                             (954)
==============================================================================================
NET ASSETS (100%)                                                              $     1,276,083
==============================================================================================

(a)    Non-income producing security.
(d) Security was valued at fair value -- At December 31, 2004, the Portfolio held fair valued securities, each valued at less than $500, representing less than 0.05% of net assets.
(f) Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan Bank, 1.10% to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan
       Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and Financial Assist Corp., 8.80%, due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
@      Face Amount/Value is less than $500.
CVA    Certificaten Van Aandelen
RNC    Non-Convertible Savings Shares

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

   The Portfolio had the following foreign currency exchange contract(s) open at period end:

                                                                                NET
   CURRENCY                                       IN                         UNREALIZED
      TO                                       EXCHANGE                     APPRECIATION
   DELIVER           VALUE     SETTLEMENT         FOR            VALUE     (DEPRECIATION)
    (000)            (000)        DATE           (000)           (000)         (000)
-----------------------------------------------------------------------------------------
EUR         46    $       63     1/5/05     US$          63   $       63   $          @--
JPY     25,358           247     1/5/05     US$         244          244               (3)
JPY      4,338            42     1/6/05     US$          42           42              @--
US$        322           322     1/4/05     DKK       1,760          321               (1)
US$        350           350     1/3/05     HKD       2,723          350              @--
US$          4             4     1/4/05     JPY         441            4              @--
                  ----------                                  ----------   --------------
                  $    1,028                                  $    1,024   $           (4)
                  ==========                                  ==========   ==============

DKK -- Danish Krone
EUR -- Euro
HKD -- Hong Kong Dollar
JPY -- Japanese Yen

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW

EQUITY GROWTH PORTFOLIO

[CHART]

    COMPARISON OF THE CHANGE IN VALUE OF A $500,000* INVESTMENT OVER 10 YEARS

FISCAL YEAR    EQUITY GROWTH                                                LIPPER LARGE-CAP
ENDED          PORTFOLIO -         RUSSELL 1000         S&P 500             GROWTH FUNDS
DECEMBER 31    CLASS A             GROWTH INDEX         INDEX               INDEX
1994            500000              500000               500000              500000
1995            725050              685900               687720              674597
1996            949525              844480               845648              813296
1997           1246949             1101962              1127790             1037692
1998           1484406             1528532              1450045             1416166
1999           2076387             2035393              1755192             1909240
2000           1831581             1579058              1595206             1533525
2001           1557210             1256614              1405776             1167498
2002           1126641              906144              1095310              839286
2003           1424075             1175632              1409445             1065581
2004           1534300             1249700              1562950             1145000

[CHART]

   COMPARISON OF THE CHANGE IN VALUE OF A $100,000* INVESTMENT SINCE INCEPTION

FISCAL YEAR    EQUITY GROWTH                                                LIPPER LARGE-CAP
ENDED          PORTFOLIO -         RUSSELL 1000         S&P 500             GROWTH FUNDS
DECEMBER 31    CLASS B             GROWTH INDEX         INDEX               INDEX
**             100000              100000               100000              100000
1996           129920              122190               122964              120280
1997           170260              159446               163990              153467
1998           202116              221167               210848              209440
1999           282174              294506               255219              282362
2000           248285              228478               231956              226797
2001           210397              181823               204411              172664
2002           152012              131131               159267              124124
2003           191732              170142               204945              157591
2004           206020              180830               225430              169340

*    Minimum Investment
**   Commenced offering on January 2, 1996

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE RUSSELL 1000 GROWTH INDEX(1), THE S&P 500 INDEX(2) AND THE LIPPER LARGE-CAP GROWTH FUNDS INDEX(3)

                                                  TOTAL RETURNS(4)
                                    --------------------------------------------
                                                        AVERAGE ANNUAL
                                              ----------------------------------
                                       ONE      FIVE        TEN            SINCE
                                      YEAR     YEARS      YEARS     INCEPTION(7)
--------------------------------------------------------------------------------
Portfolio - Class A (5)               7.75%    (5.86)%    11.86%           10.61%
Russell 1000 Growth Index             6.30     (9.29)      9.59             8.98
S&P 500 Index                        10.88     (2.30)     12.07            10.97
Lipper Large-Cap Growth
  Funds Index                         7.45     (9.72)      8.64             8.61
Portfolio - Class B (6)               7.45     (6.08)        --             8.37
Russell 1000 Growth Index             6.30     (9.29)        --             6.81
S&P 500 Index                        10.88     (2.30)        --             9.46
Lipper Large-Cap Growth
  Funds Index                         7.45     (9.72)        --             6.03

(1) Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
(2) The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
(3) The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Large-Cap Growth Funds classification.
(4) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(5)  Commenced operations on April 2, 1991
(6)  Commenced offering on January 2, 1996
(7) For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

The Equity Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

PERFORMANCE

For the year ended December 31, 2004, the Portfolios Class A shares had a total return of 7.75%, net of fees, and 7.45% for the Class B shares, net of fees, compared to 10.88% for the S&P 500 Index and 6.30% for the Russell 1000 Growth Index (the "Index"). Effective June 30, 2004, the Portfolio's

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

EQUITY GROWTH PORTFOLIO

benchmark was changed from the S&P 500 Index to the Russell 1000 Growth Index. Based on the Portfolio's asset composition and investment strategy, the Adviser believes the Russell 1000 Growth Index is a more appropriate benchmark than the S&P 500 Index for the Portfolio.

FACTORS AFFECTING PERFORMANCE

   - Stock selection in the healthcare sector was the largest positive contributor to relative results for the year. Although healthcare was one of the weaker performing index sectors, the Portfolio's holdings far outpaced healthcare stocks within the Index. The Portfolio's healthcare underweight also added to relative return.

   - Stock selection in technology was a positive factor, although the technology sector performed poorly during the year, suffering from concerns about excess inventory in the semi-conductor industry and uncertainty about sustainable gains in corporate spending. Technology stocks gained some momentum in the final quarter of 2004, but still lagged the Index return for the full year.

   - Stock selection was weak in the consumer discretionary sector, but this was more than offset by the favorable impact of the Portfolio's substantial overweight in the strong performing sector. Stock selection in the consumer staples, financial services, and energy sectors detracted, as did stock selection in producer durables.

   -  An overweight in integrated oils added to relative return.

MANAGEMENT STRATEGIES

   - The U.S. Growth team assumed responsibility for the Portfolio at the beginning of the third quarter. The Portfolio transition was completed by August 6th. As a result of the Portfolio's stock selection process, the most significant changes were an increase to consumer discretionary names and a decrease to the Portfolio's technology exposure. We also increased the Portfolio's energy position.

   - Our goal is to add value relative to the Index primarily through stock selection. We seek what we believe are high quality growth companies that have distinct and sustainable competitive advantages.

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                         EXPENSES PAID
                                                       ENDING ACCOUNT   DURING PERIOD*
                                          BEGINNING             VALUE  JULY 1, 2004 --
                                       ACCOUNT VALUE     DECEMBER 31,     DECEMBER 31,
                                       JULY 1, 2004              2004             2004
--------------------------------------------------------------------------------------
CLASS A
Actual                                $     1,000.00   $     1,050.80   $         3.81
Hypothetical (5% average
annual return before expenses)              1,000.00         1,021.42             3.76

CLASS B
Actual                                      1,000.00         1,049.50             5.10
Hypothetical (5% average
annual return before expenses)              1,000.00         1,020.16             5.03

* Expenses are equal to Class A and Class B annualized net expense ratios of 0.74% and 0.99%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

EQUITY GROWTH PORTFOLIO

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by industry, as a percentage of total investments.

[CHART]

Retail                                 7.9%
Computer Services Software & Systems   6.2%
Communications Technology              5.7%
Drugs & Pharmaceuticals                5.7%
Financial - Miscellaneous              5.7%
Services : Commercial                  5.6%
Consumer Electronics                   5.4%
Casinos & Gambling                     4.4%
Energy - Miscellaneous                 3.6%
Leisure Time                           3.5%
Other*                                44.9%
Short-Term Investment                  1.4%

* Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

January 2005

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS

EQUITY GROWTH PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
----------------------------------------------------------------------------------------------
COMMON STOCKS (99.1%)
ADVERTISING AGENCIES (0.7%)
Lamar Advertising Co., Class A                                    (a)116,200   $         4,971
----------------------------------------------------------------------------------------------
BEVERAGES: SOFT DRINKS (1.0%)
PepsiCo., Inc.                                                       140,610             7,340
----------------------------------------------------------------------------------------------
BIOTECHNOLOGY RESEARCH & PRODUCTION (2.3%)
Amgen, Inc.                                                        (a)88,842             5,699
Biogen Idec, Inc.                                                  (a)58,300             3,883
Genentech, Inc.                                                   (a)149,900             8,161
----------------------------------------------------------------------------------------------
                                                                                        17,743
==============================================================================================
CASINOS & GAMBLING (4.5%)
GTECH Holdings Corp.                                                 158,880             4,123
International Game Technology                                        380,100            13,068
Las Vegas Sands Corp.                                              (a)81,300             3,902
Station Casinos, Inc.                                                136,100             7,442
Wynn Resorts Ltd.                                                  (a)79,055             5,290
----------------------------------------------------------------------------------------------
                                                                                        33,825
==============================================================================================
COAL (0.7%)
Peabody Energy Corp.                                                  63,700             5,154
----------------------------------------------------------------------------------------------
COMMUNICATIONS & MEDIA (1.5%)
News Corp., Class B                                                  388,140             7,452
Time Warner, Inc.                                                 (a)204,800             3,982
----------------------------------------------------------------------------------------------
                                                                                        11,434
==============================================================================================
COMMUNICATIONS TECHNOLOGY (5.7%)
America Movil S.A. de C.V., Class L ADR                              170,200             8,910
Cisco Systems, Inc.                                               (a)358,050             6,910
Crown Castle International Corp.                                  (a)326,532             5,434
QUALCOMM, Inc.                                                       520,682            22,077
----------------------------------------------------------------------------------------------
                                                                                        43,331
==============================================================================================
COMPUTER SERVICES SOFTWARE & SYSTEMS (6.3%)
Adobe Systems, Inc.                                                  113,100             7,096
Google, Inc., Class A                                              (a)22,200             4,287
Infosys Technologies Ltd. ADR                                         54,100             3,750
Juniper Networks, Inc.                                             (a)88,500             2,406
Microsoft Corp.                                                    1,030,726            27,531
Symantec Corp.                                                     (a)89,100             2,295
----------------------------------------------------------------------------------------------
                                                                                        47,365
==============================================================================================
COMPUTER TECHNOLOGY (3.4%)
Dell, Inc.                                                        (a)544,725            22,955
Seagate Technology, Inc.                                       (a)(d)186,100               @--
Shanda Interactive Entertainment Ltd. ADR                          (a)67,400             2,864
----------------------------------------------------------------------------------------------
                                                                                        25,819
==============================================================================================
CONSUMER ELECTRONICS (5.5%)
Electronic Arts, Inc.                                             (a)303,300            18,708
Yahoo!, Inc.                                                      (a)601,440            22,662
----------------------------------------------------------------------------------------------
                                                                                        41,370
==============================================================================================
CONSUMER PRODUCTS (1.0%)
Gillette Co. (The)                                                   165,800             7,425
----------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING: PAPER & PLASTIC (0.3%)
Sealed Air Corp.                                                   (a)49,200             2,621
----------------------------------------------------------------------------------------------
DRUGS & PHARMACEUTICALS (5.7%)
Genzyme Corp.                                                      (a)65,200             3,786
Gilead Sciences, Inc.                                             (a)239,360   $         8,375
Johnson & Johnson                                                    371,500            23,561
Novartis AG ADR                                                      150,300             7,596
----------------------------------------------------------------------------------------------
                                                                                        43,318
==============================================================================================
EDUCATION SERVICES (2.2%)
Apollo Group, Inc., Class A                                       (a)203,500            16,424
----------------------------------------------------------------------------------------------
ELECTRONICS: INSTRUMENTS GAUGES & METERS (0.8%)
Fisher Scientific International, Inc.                              (a)96,600             6,026
----------------------------------------------------------------------------------------------
ELECTRONICS: MEDICAL SYSTEMS (1.3%)
Medtronic, Inc.                                                      195,400             9,705
----------------------------------------------------------------------------------------------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS (2.1%)
Intel Corp.                                                          152,013             3,555
Linear Technology Corp.                                               95,450             3,700
Marvell Technology Group Ltd.                                     (a)248,640             8,819
----------------------------------------------------------------------------------------------
                                                                                        16,074
==============================================================================================
ENERGY EQUIPMENT (0.9%)
Halliburton Co.                                                       88,700             3,481
Schlumberger Ltd.                                                     55,000             3,682
----------------------------------------------------------------------------------------------
                                                                                         7,163
==============================================================================================
ENERGY -- MISCELLANEOUS (3.6%)
EnCana Corp.                                                          68,500             3,909
Suncor Energy, Inc.                                                  286,400            10,139
Ultra Petroleum Corp.                                             (a)283,530            13,646
----------------------------------------------------------------------------------------------
                                                                                        27,694
==============================================================================================
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS (1.9%)
First Data Corp.                                                     167,200             7,113
Paychex, Inc.                                                        220,610             7,518
----------------------------------------------------------------------------------------------
                                                                                        14,631
==============================================================================================
FINANCIAL -- MISCELLANEOUS (5.7%)
American Express Co.                                                 110,350             6,220
Berkshire Hathaway, Inc., Class B                                   (a)3,817            11,207
Brascan Corp., Class A                                               311,700            11,224
Moody's Corp.                                                         95,400             8,285
SLM Corp.                                                            114,400             6,108
----------------------------------------------------------------------------------------------
                                                                                        43,044
==============================================================================================
FOODS (1.5%)
Wrigley (W.M.) Jr. Co.                                               159,200            11,015
----------------------------------------------------------------------------------------------
HEALTH CARE MANAGEMENT SERVICES (0.5%)
Patterson Cos., Inc.                                               (a)93,600             4,061
----------------------------------------------------------------------------------------------
HEALTH CARE -- MISCELLANEOUS (3.1%)
Alcon, Inc.                                                          192,400            15,507
Caremark Rx, Inc.                                                 (a)200,250             7,896
----------------------------------------------------------------------------------------------
                                                                                        23,403
==============================================================================================
HEALTH CARE SERVICES (2.6%)
UnitedHealth Group, Inc.                                             221,800            19,525
----------------------------------------------------------------------------------------------
INVESTMENT MANAGEMENT COMPANIES (2.0%)
Citigroup, Inc.                                                       76,179             3,670
Franklin Resources, Inc.                                             165,800            11,548
----------------------------------------------------------------------------------------------
                                                                                        15,218
==============================================================================================
LEISURE TIME (3.5%)
Carnival Corp.                                                       460,000            26,510
----------------------------------------------------------------------------------------------
MANUFACTURING (1.0%)
Tyco International Ltd.                                              208,300             7,445
----------------------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

EQUITY GROWTH PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
----------------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- MISCELLANEOUS (3.2%)
Newmont Mining Corp.                                                 537,900   $        23,888
----------------------------------------------------------------------------------------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (2.2%)
Kinetic Concepts, Inc.                                             (a)77,194             5,890
Zimmer Holdings, Inc.                                             (a)134,800            10,800
----------------------------------------------------------------------------------------------
                                                                                        16,690
==============================================================================================
MISCELLANEOUS (0.8%)
Monsanto Co.                                                         106,600             5,922
----------------------------------------------------------------------------------------------
MULTI-SECTOR COMPANIES (0.8%)
3M Co.                                                                70,200             5,761
----------------------------------------------------------------------------------------------
RADIO & TV BROADCASTERS (1.0%)
Univision Communications, Inc., Class A                           (a)249,885             7,314
----------------------------------------------------------------------------------------------
RESTAURANTS (0.5%)
Starbucks Corp.                                                    (a)60,300             3,760
----------------------------------------------------------------------------------------------
RETAIL (7.9%)
Amazon.com, Inc.                                                   (a)89,200             3,951
Chico's FAS, Inc.                                                  (a)90,820             4,135
Costco Wholesale Corp.                                                77,600             3,757
Home Depot, Inc.                                                     256,300            10,954
Kmart Holding Corp.                                                (a)76,200             7,540
Petsmart, Inc.                                                       208,210             7,398
Wal-Mart Stores, Inc.                                                423,638            22,376
----------------------------------------------------------------------------------------------
                                                                                        60,111
==============================================================================================
SECURITIES BROKERAGE & SERVICES (0.5%)
Ameritrade Holding Corp.                                          (a)271,500             3,861
----------------------------------------------------------------------------------------------
SERVICES: COMMERCIAL (5.6%)
ChoicePoint, Inc.                                                  (a)77,600             3,569
Corporate Executive Board Co.                                         82,000             5,489
eBay, Inc.                                                        (a)252,525            29,364
IAC/InterActiveCorp                                               (a)137,800             3,806
----------------------------------------------------------------------------------------------
                                                                                        42,228
==============================================================================================
SOAPS & HOUSEHOLD CHEMICALS (0.7%)
Procter & Gamble Co.                                                  99,676             5,490
----------------------------------------------------------------------------------------------
TEXTILE APPAREL MANUFACTURERS (0.8%)
Coach, Inc.                                                       (a)103,490             5,837
----------------------------------------------------------------------------------------------
TOBACCO (0.5%)
Altria Group, Inc.                                                    63,600             3,886
----------------------------------------------------------------------------------------------
TRANSPORTATION -- MISCELLANEOUS (0.8%)
C.H. Robinson Worldwide, Inc.                                        109,125             6,059
----------------------------------------------------------------------------------------------
UTILITIES: GAS PIPELINES (1.0%)
Questar Corp.                                                        150,300             7,659
----------------------------------------------------------------------------------------------
UTILITIES: TELECOMMUNICATIONS (1.5%)
Nextel Communications, Inc., Class A                              (a)262,900             7,887
NTL, Inc.                                                          (a)52,300             3,816
----------------------------------------------------------------------------------------------
                                                                                        11,703
==============================================================================================
  TOTAL COMMON STOCKS (COST $672,716)                                                  749,823
==============================================================================================

                                                                        FACE
                                                                      AMOUNT             VALUE
                                                                       (000)             (000)
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.4%)
REPURCHASE AGREEMENT (1.4%)
J.P. Morgan Securities, Inc., 2.00%,
  dated 12/31/04, due 1/3/05,
  repurchase price $10,641
  (COST $10,639)                                                $  (f)10,639   $        10,639
==============================================================================================
TOTAL INVESTMENTS (100.5%) (COST $683,355)                                             760,462
==============================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.5%)                                           (3,472)
==============================================================================================
NET ASSETS (100%)                                                              $       756,990
==============================================================================================

(a)    Non-income producing security.
(d) Security was valued at fair value -- At December 31, 2004, the Portfolio held a fair valued security, valued at less than $500, representing less than 0.05% of net assets.
(f) Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan Bank, 1.10% to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan
       Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and Financial Assist Corp., 8.80%, due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
@      Face Amount/Value is less than $500.
ADR    American Depositary Receipts

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW

FOCUS EQUITY PORTFOLIO

[CHART]

    COMPARISON OF THE CHANGE IN VALUE OF A $500,000* INVESTMENT SINCE INCEPTION

                                                                          LIPPER
FISCAL YEAR           FOCUS EQUITY                                        LARGE-CAP
ENDED                 PORTFOLIO -       RUSSELL 1000                      GROWTH
DECEMBER 31           CLASS A           GROWTH INDEX    S&P 500 INDEX     FUNDS INDEX
**                     500000            500000          500000            500000
1995                   706250            646950          650860            649796
1996                   995106            796525          800285            783396
1997                  1326576           1039385         1067260            999542
1998                  1530205           1441731         1372176           1364101
1999                  2240832           1919809         1660883           1839047
2000                  1979551           1489388         1509410           1477146
2001                  1678263           1185255         1330092           1124575
2002                  1194755            854806         1036142            808430
2003                  1565010           1109025         1333203           1026405
2004                  1674500           1178800         1478250           1102900

[CHART]

   COMPARISON OF THE CHANGE IN VALUE OF A $100,000* INVESTMENT SINCE INCEPTION

                                                                              LIPPER
FISCAL YEAR                FOCUS EQUITY                                       LARGE-CAP
ENDED                      PORTFOLIO -       RUSSELL 1000                     GROWTH
DECEMBER 31                CLASS B           GROWTH INDEX    S&P 500 INDEX    FUNDS INDEX
***                        100000            100000          100000           100000
1996                       139720            122190          122958           120280
1997                       185688            159446          163976           153467
1998                       213820            221167          210825           209440
1999                       312455            294506          255182           282362
2000                       275304            228478          231910           226797
2001                       232769            181823          204359           172664
2002                       165452            131131          159195           124124
2003                       216114            170142          204837           157591
2004                       230730            180830          225430           169340

*    Minimum Investment
**   Commenced operations on March 8, 1995
***  Commenced offering on January 2, 1996

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE RUSSELL 1000 GROWTH INDEX(1), THE S&P 500 INDEX(2) AND THE LIPPER LARGE-CAP GROWTH FUNDS INDEX(3)

                                                   TOTAL RETURNS(4)
                                           -------------------------------
                                                         AVERAGE ANNUAL
                                                     ---------------------
                                              ONE      FIVE          SINCE
                                             YEAR     YEARS   INCEPTION(7)
--------------------------------------------------------------------------
Portfolio - Class A (5)                      7.00%    (5.66)%        13.10%
Russell 1000 Growth Index                    6.30     (9.29)          9.13
S&P 500 Index                               10.88     (2.30)         11.68
Lipper Large-Cap Growth Funds Index          7.45     (9.72)          8.39
Portfolio - Class B (6)                      6.75     (5.89)          9.74
Russell 1000 Growth Index                    6.30     (9.29)          6.81
S&P 500 Index                               10.88     (2.30)          9.46
Lipper Large-Cap Growth Funds Index          7.45     (9.72)          6.03

(1) Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
(2) The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
(3) The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Large-Cap Growth Funds classification.
(4) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(5)  Commenced operations on March 8, 1995
(6)  Commenced offering on January 2, 1996
(7) For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

The Focus Equity Portfolio seeks capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. The Portfolio's Concentration of its assets in a small number of issuers will subject it to greater risks.

PERFORMANCE

For the year ended December 31, 2004, the Portfolio's Class A shares had a total return of 7.00%, net of fees, and 6.75% for

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

FOCUS EQUITY PORTFOLIO

the Class B shares, net of fees, compared to 10.88% for the S&P 500 Index and 6.30% for the Russell 1000 Growth Index (the "Index"). Effective June 30, 2004, the Portfolio's benchmark was changed from the S&P 500 Index to the Russell 1000 Growth Index. Based on the Portfolio's asset composition and investment strategy, the Adviser believes the Russell 1000 Growth Index is a more appropriate benchmark than the S&P 500 Index for the Portfolio.

FACTORS AFFECTING PERFORMANCE

   - Stock selection in the healthcare sector was the largest positive contributor to relative results for the year. Although healthcare was one of the weaker performing index sectors, the Portfolio's holdings far outpaced healthcare stocks within the Index. The Portfolio's healthcare underweight also added to relative return.

   - Stock selection in technology added to relative return, although the technology sector performed poorly during the year, suffering from concerns about excess inventory in the semi-conductor industry and uncertainty about sustainable gains in corporate spending. Technology stocks gained some momentum in the final quarter of 2004, but still lagged the Index return for the full year.

   - Stock selection was weak in the consumer discretionary sector, but this was nearly offset by the favorable impact of the Portfolio's substantial overweight in the strong performing sector. Stock selection in the consumer staples, financial services, and energy sectors detracted, as did stock selection and an underweight in autos and transportation.

   - From a sector allocation standpoint, additional positive contributors included overweights in integrated oils and financial services, and an underweight in consumer staples.

MANAGEMENT STRATEGIES

- The U.S. Growth team assumed responsibility for the Portfolio at the beginning of the third quarter. The Portfolio transition was completed by August 6th. As a result of the Portfolio's stock selection process, the most significant changes were an increase to consumer discretionary names and a decrease to the Portfolio's technology exposure. We also increased the Portfolio's energy position.

- Our goal is to add value relative to the Index primarily through stock selection. We seek what we believe to be high quality growth companies that have distinct and sustainable competitive advantages.

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                         EXPENSES PAID
                                                       ENDING ACCOUNT   DURING PERIOD*
                                           BEGINNING            VALUE  JULY 1, 2004 --
                                       ACCOUNT VALUE     DECEMBER 31,     DECEMBER 31,
                                        JULY 1, 2004             2004             2004
--------------------------------------------------------------------------------------
CLASS A
Actual                                $     1,000.00   $     1,051.20   $         5.16
Hypothetical (5% average
annual return before expenses)              1,000.00         1,020.11             5.08

CLASS B
Actual                                      1,000.00         1,049.30             6.44
Hypothetical (5% average
annual return before expenses)              1,000.00         1,018.85             6.34

* Expenses are equal to Class A and Class B annualized net expense ratios of 1.00% and 1.25%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

FOCUS EQUITY PORTFOLIO

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by industry, as a percentage of total investments.

[CHART]

Retail                                 8.1%
Consumer Electronics                   7.6%
Communications Technology              7.6%
Services: Commercial                   6.7%
Financial - Miscellaneous              6.1%
Casinos & Gambling                     5.7%
Energy - Miscellaneous                 5.5%
Leisure Time                           5.4%
Computer Services Software & Systems   5.2%
Health Care - Miscellaneous            3.9%
Other*                                36.3%
Short-Term Investment                  1.9%

* Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

January 2005

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS

FOCUS EQUITY PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
----------------------------------------------------------------------------------------------
COMMON STOCKS (97.7%)
ADVERTISING AGENCIES (1.0%)
Lamar Advertising Co., Class A                                     (a)14,100   $           603
----------------------------------------------------------------------------------------------
BIOTECHNOLOGY RESEARCH & PRODUCTION (1.8%)
Genentech, Inc.                                                    (a)19,900             1,083
----------------------------------------------------------------------------------------------
CASINOS & GAMBLING (5.6%)
GTECH Holdings Corp.                                                  25,200               654
International Game Technology                                         45,500             1,564
Las Vegas Sands Corp.                                               (a)6,762               324
Station Casinos, Inc.                                                 16,800               919
----------------------------------------------------------------------------------------------
                                                                                         3,461
==============================================================================================
COMMUNICATIONS & MEDIA (1.6%)
News Corp., Class B                                                   51,000               979
----------------------------------------------------------------------------------------------
COMMUNICATIONS TECHNOLOGY (7.5%)
America Movil S.A. de C.V., Class L ADR                               20,000             1,047
Crown Castle International Corp.                                   (a)88,737             1,476
QUALCOMM, Inc.                                                        49,264             2,089
----------------------------------------------------------------------------------------------
                                                                                         4,612
==============================================================================================
COMPUTER SERVICES SOFTWARE & SYSTEMS (5.1%)
Google, Inc., Class A                                               (a)2,000               386
Microsoft Corp.                                                      103,500             2,765
----------------------------------------------------------------------------------------------
                                                                                         3,151
==============================================================================================
COMPUTER TECHNOLOGY (3.5%)
Dell, Inc.                                                         (a)50,925             2,146
----------------------------------------------------------------------------------------------
CONSUMER ELECTRONICS (7.6%)
Electronic Arts, Inc.                                              (a)35,400             2,183
Yahoo!, Inc.                                                       (a)65,440             2,466
----------------------------------------------------------------------------------------------
                                                                                         4,649
==============================================================================================
DRUGS & PHARMACEUTICALS (1.5%)
Gilead Sciences, Inc.                                              (a)25,600               896
----------------------------------------------------------------------------------------------
EDUCATION SERVICES (3.2%)
Apollo Group, Inc., Class A                                        (a)24,100             1,945
----------------------------------------------------------------------------------------------
ELECTRONICS: INSTRUMENTS GAUGES & METERS (1.4%)
Fisher Scientific International, Inc.                              (a)14,100               880
----------------------------------------------------------------------------------------------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS (1.5%)
Marvell Technology Group Ltd.                                      (a)26,800               951
----------------------------------------------------------------------------------------------
ENERGY -- MISCELLANEOUS (5.5%)
Suncor Energy, Inc.                                                   41,800             1,480
Ultra Petroleum Corp.                                              (a)39,570             1,905
----------------------------------------------------------------------------------------------
                                                                                         3,385
==============================================================================================
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS (1.1%)
Paychex, Inc.                                                         20,230               689
----------------------------------------------------------------------------------------------
FINANCIAL -- MISCELLANEOUS (6.1%)
Berkshire Hathaway, Inc., Class B                                     (a)553             1,624
Brascan Corp., Class A                                                37,200             1,340
Moody's Corp.                                                          8,600               747
----------------------------------------------------------------------------------------------
                                                                                         3,711
==============================================================================================
FOODS (2.6%)
Wrigley (W.M.) Jr. Co.                                                22,700             1,571
----------------------------------------------------------------------------------------------
HEALTH CARE -- MISCELLANEOUS (3.8%)
Alcon, Inc.                                                           21,300             1,717
Caremark Rx, Inc.                                                  (a)16,300               642
----------------------------------------------------------------------------------------------
                                                                                         2,359
==============================================================================================
HEALTH CARE SERVICES (2.8%)
UnitedHealth Group, Inc.                                              19,300   $         1,699
----------------------------------------------------------------------------------------------
INVESTMENT MANAGEMENT COMPANIES (2.2%)
Franklin Resources, Inc.                                              19,600             1,365
----------------------------------------------------------------------------------------------
LEISURE TIME (5.4%)
Carnival Corp.                                                        57,400             3,308
----------------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- MISCELLANEOUS (3.8%)
Newmont Mining Corp.                                                  51,800             2,300
----------------------------------------------------------------------------------------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (3.2%)
Kinetic Concepts, Inc.                                              (a)9,100               694
Zimmer Holdings, Inc.                                              (a)15,900             1,274
----------------------------------------------------------------------------------------------
                                                                                         1,968
==============================================================================================
MISCELLANEOUS (1.0%)
Monsanto Co.                                                          11,100               617
----------------------------------------------------------------------------------------------
RADIO & TV BROADCASTERS (2.0%)
Univision Communications, Inc., Class A                            (a)41,320             1,209
----------------------------------------------------------------------------------------------
RETAIL (8.1%)
Chico's FAS, Inc.                                                  (a)16,200               738
Home Depot, Inc.                                                      29,100             1,244
Petsmart, Inc.                                                        26,970               958
Wal-Mart Stores, Inc.                                                 38,100             2,012
----------------------------------------------------------------------------------------------
                                                                                         4,952
==============================================================================================
SERVICES: COMMERCIAL (6.6%)
Corporate Executive Board Co.                                         14,000               937
eBay, Inc.                                                         (a)26,960             3,135
----------------------------------------------------------------------------------------------
                                                                                         4,072
==============================================================================================
UTILITIES: GAS PIPELINES (1.1%)
Questar Corp.                                                         13,500               688
----------------------------------------------------------------------------------------------
UTILITIES: TELECOMMUNICATIONS (1.1%)
Nextel Communications, Inc., Class A                               (a)21,900               657
----------------------------------------------------------------------------------------------
    TOTAL COMMON STOCKS (COST $53,840)                                                  59,906
==============================================================================================

                                                                        FACE
                                                                      AMOUNT
                                                                       (000)
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.9%)
REPURCHASE AGREEMENT (1.9%)
J.P. Morgan Securities, Inc., 2.00%,
     dated 12/31/04, due 1/3/05,
     repurchase price $1,175
    (COST $1,175)                                               $   (f)1,175             1,175
----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.6%) (COST $55,015)                                                61,081
==============================================================================================
OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)                                               235
==============================================================================================
NET ASSETS (100%)                                                              $        61,316
==============================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

FOCUS EQUITY PORTFOLIO

(a)    Non-income producing security.
(f) Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan Bank, 1.10% to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan
       Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and Financial Assist Corp., 8.80%, due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
ADR    American Depositary Receipts

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW

SMALL COMPANY GROWTH PORTFOLIO

[CHART]

    COMPARISON OF THE CHANGE IN VALUE OF A $500,000* INVESTMENT OVER 10 YEARS

                  SMALL                                   LIPPER
                  COMPANY                                 SMALL-CAP
FISCAL YEAR       GROWTH              RUSSELL             GROWTH
ENDED             PORTFOLIO -         2000 GROWTH         FUNDS
DECEMBER 31       CLASS A             INDEX               INDEX
1994               500000              500000              500000
1995               666550              655200              682521
1996               691346              728976              798872
1997               769883              823378              888548
1998               981908              833505              897122
1999              1928959             1192663             1445873
2000              1800799              925149             1326555
2001              1581389              839757             1157480
2002              1229056              585647              835575
2003              1771438              869920             1209704
2004              2110950              994400             1340250

[CHART]

   COMPARISON OF THE CHANGE IN VALUE OF A $100,000* INVESTMENT SINCE INCEPTION

                    SMALL                                       LIPPER
                    COMPANY                                     SMALL-CAP
                    GROWTH                  RUSSELL             GROWTH
                    PORTFOLIO -             2000 GROWTH         FUNDS
                    CLASS B                 INDEX               INDEX
**                  100000                  100000              100000
1996                103580                  111000              117361
1997                115108                  125375              130535
1998                146027                  126917              131795
1999                286168                  181605              212411
2000                266680                  140871              194882
2001                233745                  127869              170043
2002                181293                   89176              122753
2003                260699                  132461              177715
2004                309710                  151600              196890

*    Minimum Investment
**   Commenced offering on January 2, 1996

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE RUSSELL 2000 GROWTH INDEX(1) AND THE LIPPER SMALL-CAP GROWTH FUNDS INDEX(2)

                                                          TOTAL RETURNS(3)
                                           ----------------------------------------------
                                                                 AVERAGE ANNUAL
                                                      -----------------------------------
                                               ONE       FIVE         TEN           SINCE
                                              YEAR      YEARS       YEARS    INCEPTION(6)
-----------------------------------------------------------------------------------------
Portfolio - Class A (4)                      19.17%      1.82%      15.49%          13.54%
Russell 2000 Growth Index                    14.31      (3.57)       7.12            7.56
Lipper Small-Cap Growth Funds Index          10.79      (1.51)      10.36           10.78
Portfolio - Class B (5)                      18.79       1.58          --           13.39
Russell 2000 Growth Index                    14.31      (3.57)         --            4.73
Lipper Small-Cap Growth Funds Index          10.79      (1.51)         --            7.82

(1) Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
(2) The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Small-Cap Growth Funds classification.
(3) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(4)  Commenced operations on November 1, 1989
(5)  Commenced offering on January 2, 1996
(6) For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

The Small Company Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. Investments in small sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

PERFORMANCE

For the year ended December 31, 2004, the Portfolio had a total return of 19.17% for the Class A shares, net of fees, and 18.79% for the Class B shares, net of fees, compared to 14.31% for the Russell 2000 Growth Index (the "Index").

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

SMALL COMPANY GROWTH PORTFOLIO

FACTORS AFFECTING PERFORMANCE

   - The Portfolio outperformed the Index primarily as a result of stock selection, although sector weights also had a favorable impact.

   - Stock selection within technology significantly exceeded the index sector return, and coupled with an underweight this was the strongest contributor to performance relative to the Index. Communications technology, software and electronics were particularly strong in the Portfolio. Technology was the only sector of the Index with a negative return, while stocks held in the Portfolio advanced sharply.

   - Energy was the top performing segment of the Index and the Portfolio. An overweight in this sector, combined with superior stock selection added favorably to results. Crude oil producers had a positive impact, benefiting from rising prices throughout the year.

   - Consumer discretionary was the largest sector in the Portfolio and the largest overweight relative to the Index. Stock selection exceeded the Index sector return, and combined with an overweight contributed to the Portfolio's performance. Casinos and gambling, hotel/motel and leisure names performed well.

   - Underperformance in small sectors such as materials and processing and utilities detracted modestly from results.

MANAGEMENT STRATEGIES

   - On average, the three largest sectors in the Portfolio during 2004 were consumer discretionary, healthcare and technology.

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the rate Portfolio's actual expense ratio and an assumed of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                             EXPENSES PAID
                                                          ENDING ACCOUNT    DURING PERIOD*
                                              BEGINNING            VALUE   JULY 1, 2004 --
                                          ACCOUNT VALUE     DECEMBER 31,      DECEMBER 31,
                                           JULY 1, 2004             2004             2004
------------------------------------------------------------------------------------------
CLASS A
Actual                                     $   1,000.00     $   1,100.10      $       5.81
Hypothetical (5% average
annual return before expenses)                 1,000.00         1,019.61              5.58

CLASS B
Actual                                         1,000.00         1,098.50              7.12
Hypothetical (5% average
annual return before expenses)                 1,000.00         1,018.35              6.85

* Expenses are equal to Class A and Class B annualized net expense ratios of 1.10% and 1.35%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by industry, as a percentage of total investments.

[CHART]

Retail                                              9.4%
Computer Services Software & Systems                8.0%
Casinos & Gambling                                  6.3%
Energy - Miscellaneous                              6.2%
Services: Commercial                                5.0%
Leisure Time                                        4.3%
Health Care Services                                4.2%
Medical & Dental Instruments & Supplies             3.9%
Hotel/Motel                                         3.5%
Health Care - Miscellaneous                         3.3%
Other*                                             41.7%
Short-Term Investments                              4.2%

* Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

January 2005

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS

SMALL COMPANY GROWTH PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
----------------------------------------------------------------------------------------------
COMMON STOCKS (96.7%)
BANKS: OUTSIDE NEW YORK CITY (1.1%)
Texas Regional Bancshares, Inc.                                      147,371   $         4,816
UCBH Holdings, Inc.                                                  220,200            10,090
----------------------------------------------------------------------------------------------
                                                                                        14,906
==============================================================================================
BIOTECHNOLOGY RESEARCH & PRODUCTION (1.2%)
Idexx Laboratories, Inc.                                          (a)141,500             7,724
MGI Pharma, Inc.                                                  (a)111,800             3,132
Telik, Inc.                                                       (a)267,525             5,120
----------------------------------------------------------------------------------------------
                                                                                        15,976
==============================================================================================
BUILDING: CEMENT (1.7%)
Eagle Materials, Inc.                                                 85,600             7,216
Florida Rock Industries, Inc.                                        258,200            15,371
----------------------------------------------------------------------------------------------
                                                                                        22,587
==============================================================================================
CASINOS & GAMBLING (6.4%)
Kerzner International Ltd.                                        (a)468,700            28,146
Lakes Entertainment, Inc.                                         (a)523,900             8,534
Penn National Gaming, Inc.                                        (a)538,700            32,618
Shuffle Master, Inc.                                              (a)382,750            18,028
----------------------------------------------------------------------------------------------
                                                                                        87,326
==============================================================================================
COMMUNICATIONS TECHNOLOGY (2.8%)
Plantronics, Inc.                                                    145,000             6,013
Spectrasite, Inc.                                                 (a)555,700            32,175
----------------------------------------------------------------------------------------------
                                                                                        38,188
==============================================================================================
COMPUTER SERVICES SOFTWARE & SYSTEMS (8.1%)
Akamai Technologies, Inc.                                         (a)867,700            11,306
Avocent Corp.                                                     (a)117,900             4,777
FileNET Corp.                                                     (a)203,000             5,229
Hyperion Solutions Corp.                                          (a)146,300             6,820
Macromedia, Inc.                                                  (a)153,900             4,789
Micros Systems, Inc.                                              (a)149,100            11,639
Neoforma, Inc.                                                    (a)592,029             4,553
Netease.com ADR                                                   (a)103,500             5,468
Salesforce.com, Inc.                                              (a)555,000             9,402
Sina Corp.                                                        (a)180,900             5,800
SkillSoft plc ADR                                               (a)1,002,300             5,663
SS&C Technologies, Inc.                                              233,300             4,818
Transact Technologies, Inc.                                       (a)305,850             6,533
ValueClick, Inc.                                                  (a)368,150             4,907
Verint Systems, Inc.                                              (a)172,300             6,260
Websense, Inc.                                                    (a)250,600            12,710
----------------------------------------------------------------------------------------------
                                                                                       110,674
==============================================================================================
COMPUTER TECHNOLOGY (2.1%)
RSA Security, Inc.                                                (a)715,900            14,361
Shanda Interactive Entertainment Ltd. ADR                         (a)334,100            14,199
----------------------------------------------------------------------------------------------
                                                                                        28,560
==============================================================================================
CONSTRUCTION (0.6%)
Chicago Bridge & Iron Co. N.V. (NY Shares)                           196,000             7,840
----------------------------------------------------------------------------------------------
CONSUMER ELECTRONICS (1.1%)
Activision, Inc.                                                  (a)274,700             5,543
CNET Networks, Inc.                                               (a)894,000            10,040
----------------------------------------------------------------------------------------------
                                                                                        15,583
==============================================================================================
CONSUMER PRODUCTS (0.4%)
PlanetOut, Inc.                                                   (a)363,800   $         4,948
----------------------------------------------------------------------------------------------
DIVERSIFIED (0.4%)
Beacon Roofing Supply, Inc.                                       (a)304,400             6,045
----------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (1.2%)
Calamos Asset Management, Inc., Class A                           (a)602,000            16,254
----------------------------------------------------------------------------------------------
DRUGS & PHARMACEUTICALS (1.7%)
Flamel Technologies ADR                                           (a)315,830             6,156
Gen-Probe, Inc.                                                   (a)224,400            10,145
Noven Pharmaceuticals, Inc.                                       (a)413,500             7,054
----------------------------------------------------------------------------------------------
                                                                                        23,355
==============================================================================================
EDUCATION SERVICES (3.2%)
Bright Horizons Family Solutions, Inc.                            (a)147,000             9,520
Laureate Education, Inc.                                          (a)171,200             7,548
Strayer Education, Inc.                                              237,150            26,037
----------------------------------------------------------------------------------------------
                                                                                        43,105
==============================================================================================
ELECTRICAL & ELECTRONICS (0.9%)
Flir Systems, Inc.                                                (a)200,900            12,815
----------------------------------------------------------------------------------------------
ELECTRONICS (1.1%)
Avid Technology, Inc.                                             (a)241,600            14,919
----------------------------------------------------------------------------------------------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS (1.4%)
Microsemi Corp.                                                   (a)256,100             4,446
Tessera Technologies, Inc.                                        (a)399,000            14,847
----------------------------------------------------------------------------------------------
                                                                                        19,293
==============================================================================================
ENERGY -- MISCELLANEOUS (6.2%)
Bill Barrett Corp.                                                (a)211,800             6,775
Denbury Resources, Inc.                                           (a)572,300            15,710
Gasco Energy, Inc.                                              (a)1,801,700             7,675
Quicksilver Resources, Inc.                                       (a)761,400            28,004
Range Resources Corp.                                                242,900             4,970
Southwestern Energy Co.                                           (a)334,100            16,936
Veritas DGC, Inc.                                                 (a)221,600             4,966
----------------------------------------------------------------------------------------------
                                                                                        85,036
==============================================================================================
ENGINEERING & CONTRACTING SERVICES (0.5%)
Washington Group International, Inc.                              (a)167,100             6,893
----------------------------------------------------------------------------------------------
ENTERTAINMENT (0.5%)
Lions Gate Entertainment Corp.                                    (a)653,700             6,942
----------------------------------------------------------------------------------------------
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS (0.4%)
Advent Software, Inc.                                             (a)298,900             6,122
----------------------------------------------------------------------------------------------
FINANCIAL -- MISCELLANEOUS (0.7%)
Interactive Data Corp.                                            (a)463,175            10,069
----------------------------------------------------------------------------------------------
HEALTH CARE MANAGEMENT SERVICES (0.7%)
Eclipsys Corp.                                                    (a)467,300             9,547
----------------------------------------------------------------------------------------------
HEALTH CARE -- MISCELLANEOUS (3.4%)
Adeza Biomedical Corp.                                            (a)268,391             4,710
Advanced Medical Optics, Inc.                                     (a)248,500            10,223
VCA Antech, Inc.                                                (a)1,585,700            31,080
----------------------------------------------------------------------------------------------
                                                                                        46,013
==============================================================================================
HEALTH CARE SERVICES (4.2%)
Animas Corp.                                                      (a)285,250             4,459
Dade Behring Holdings, Inc.                                       (a)654,400            36,646
Stericycle, Inc.                                                  (a)350,725            16,116
----------------------------------------------------------------------------------------------
                                                                                        57,221
==============================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

SMALL COMPANY GROWTH PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
----------------------------------------------------------------------------------------------
HOMEBUILDING (0.6%)
Brookfield Homes Corp.                                               223,650   $         7,582
----------------------------------------------------------------------------------------------
HOTEL/MOTEL (3.5%)
BJ's Restaurants, Inc.                                            (a)464,950             6,509
Gaylord Entertainment Co.                                         (a)515,000            21,388
Great Wolf Resorts, Inc.                                          (a)659,862            14,741
Multimedia Games, Inc.                                            (a)359,500             5,666
----------------------------------------------------------------------------------------------
                                                                                        48,304
==============================================================================================
IDENTIFICATION CONTROL & FILTER DEVICES (0.4%)
CUNO, Inc.                                                         (a)92,500             5,495
----------------------------------------------------------------------------------------------
INSURANCE: PROPERTY & CASUALTY (0.8%)
Markel Corp.                                                       (a)29,850            10,865
----------------------------------------------------------------------------------------------
INVESTMENT MANAGEMENT COMPANIES (1.7%)
Affiliated Managers Group, Inc.                                   (a)108,800             7,370
Greenhill & Co., Inc.                                                548,800            15,751
----------------------------------------------------------------------------------------------
                                                                                        23,121
==============================================================================================
LEISURE TIME (4.3%)
SCP Pool Corp.                                                       888,050            28,329
WMS Industries, Inc.                                              (a)902,000            30,253
----------------------------------------------------------------------------------------------
                                                                                        58,582
==============================================================================================
MACHINERY: INDUSTRIAL/SPECIALTY (0.3%)
Middleby Corp.                                                        93,900             4,763
----------------------------------------------------------------------------------------------
MACHINERY: OIL WELL EQUIPMENT & SERVICES (0.4%)
CARBO Ceramics, Inc.                                                  83,000             5,727
----------------------------------------------------------------------------------------------
MANUFACTURED HOUSING (0.5%)
Winnebago Industries, Inc.                                           176,700             6,902
----------------------------------------------------------------------------------------------
MANUFACTURING (0.9%)
Actuant Corp., Class A                                            (a)229,200            11,953
----------------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- MISCELLANEOUS (1.3%)
Agnico-Eagle Mines, Ltd.                                             521,600             7,172
Glamis Gold, Ltd.                                                 (a)633,200            10,866
----------------------------------------------------------------------------------------------
                                                                                        18,038
==============================================================================================
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (3.9%)
American Medical Systems Holdings, Inc.                           (a)242,300            10,131
Enzon Pharmaceuticals, Inc.                                       (a)188,500             2,586
Inamed Corp.                                                      (a)417,000            26,375
Sybron Dental Specialties, Inc.                                   (a)258,200             9,135
Techne Corp.                                                      (a)138,100             5,372
----------------------------------------------------------------------------------------------
                                                                                        53,599
==============================================================================================
METALS & MINERALS -- MISCELLANEOUS (0.7%)
Coeur d'Alene Mines Corp.                                       (a)2,498,200             9,818
----------------------------------------------------------------------------------------------
OIL: INTEGRATED DOMESTIC (0.5%)
Delta Petroleum Corp.                                             (a)465,650             7,301
----------------------------------------------------------------------------------------------
PAPER (0.5%)
Neenah Paper, Inc.                                                (a)205,900             6,712
----------------------------------------------------------------------------------------------
PRODUCTION TECHNOLOGY EQUIPMENT (0.8%)
Cymer, Inc.                                                       (a)139,400             4,118
Dionex Corp.                                                      (a)116,700             6,613
----------------------------------------------------------------------------------------------
                                                                                        10,731
==============================================================================================
PUBLISHING: MISCELLANEOUS (0.5%)
ProQuest Co.                                                      (a)228,500             6,786
----------------------------------------------------------------------------------------------
RADIO & TV BROADCASTERS (0.5%)
Radio One, Inc., Class D                                          (a)398,836             6,429
----------------------------------------------------------------------------------------------
RESTAURANTS (2.8%)
P.F. Chang's China Bistro, Inc.                                   (a)249,695   $        14,071
Sonic Corp.                                                       (a)545,907            16,650
Steak N Shake Co. (The)                                           (a)359,325             7,215
----------------------------------------------------------------------------------------------
                                                                                        37,936
==============================================================================================
RETAIL (9.4%)
AFC Enterprises, Inc.                                             (a)706,620            16,754
Blue Nile, Inc.                                                   (a)172,950             4,777
Build-A-Bear Workshop, Inc.                                       (a)336,920            11,843
CEC Entertainment, Inc.                                           (a)220,900             8,829
Guitar Center, Inc.                                               (a)411,400            21,677
Overstock.com, Inc.                                               (a)158,800            10,957
Petco Animal Supplies, Inc.                                       (a)337,600            13,328
Provide Commerce, Inc.                                            (a)147,700             5,487
Tractor Supply Co.                                                (a)405,900            15,104
Tuesday Morning Corp.                                             (a)658,600            20,173
----------------------------------------------------------------------------------------------
                                                                                       128,929
==============================================================================================
SERVICES: COMMERCIAL (5.0%)
51job, Inc. ADR                                                    (a)96,700             5,026
Advisory Board Co. (The)                                          (a)381,100            14,055
Arbitron, Inc.                                                    (a)159,775             6,260
Corporate Executive Board Co.                                        304,399            20,376
Macquarie Infrastructure Co. Trust                                (a)265,900             7,804
Universal Technical Institute, Inc.                               (a)387,300            14,764
----------------------------------------------------------------------------------------------
                                                                                        68,285
==============================================================================================
TELECOMMUNICATIONS EQUIPMENT (0.4)
Andrew Corp.                                                      (a)451,000             6,147
----------------------------------------------------------------------------------------------
TEXTILE APPAREL MANUFACTURERS (1.0%)
Carter's, Inc.                                                    (a)382,075            12,987
----------------------------------------------------------------------------------------------
TRANSPORTATION -- MISCELLANEOUS (0.4%)
Arlington Tankers Ltd.                                            (a)220,200             5,054
----------------------------------------------------------------------------------------------
TRUCKERS (1.3%)
Landstar System, Inc.                                             (a)240,200            17,688
----------------------------------------------------------------------------------------------
UTILITIES: MISCELLANEOUS (0.4%)
Petroleum Development Corp.                                       (a)128,400             4,952
----------------------------------------------------------------------------------------------
UTILITIES: TELECOMMUNICATIONS (1.9%)
Arbinet-thexchange, Inc.                                          (a)188,040             4,673
IDT Corp., Class B                                                (a)272,700             4,221
NII Holdings, Inc.                                                (a)150,044             7,119
PTEK Holdings, Inc.                                               (a)439,000             4,702
USA Mobility, Inc.                                                (a)140,800             4,972
----------------------------------------------------------------------------------------------
                                                                                        25,687
==============================================================================================
    TOTAL COMMON STOCKS (COST $1,098,639)                                            1,320,590
==============================================================================================

                                                                        FACE
                                                                      AMOUNT
                                                                       (000)
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.2%)
REPURCHASE AGREEMENT (4.2%)
J.P. Morgan Securities, Inc., 2.00%,
     dated 12/31/04, due 1/3/05,
     repurchase price $57,249
     (COST $57,239)                                             $  (f)57,239            57,239
==============================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

SMALL COMPANY GROWTH PORTFOLIO

                                                                                         VALUE
                                                                                         (000)
----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.9%) (COST $1,155,878)                                   $     1,377,829
==============================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.9%)                                          (12,820)
==============================================================================================
NET ASSETS (100%)                                                              $     1,365,009
==============================================================================================

(a)    Non-income producing security.
(f) Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan Bank, 1.10% to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan
       Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and Financial Assist Corp., 8.80%, due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
ADR    American Depositary Receipts

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW

U.S. REAL ESTATE PORTFOLIO

[CHART]

   COMPARISON OF THE CHANGE IN VALUE OF A $500,000* INVESTMENT SINCE INCEPTION

                 U.S. REAL
FISCAL YEAR      ESTATE                 NAREIT              LIPPER
ENDED            PORTFOLIO -            EQUITY              REAL ESTATE
DECEMBER 31      CLASS A                INDEX               FUNDS INDEX
**                500000                 500000              500000
1995              605450                 575000              312264
1996              845087                 777803              411648
1997             1078669                 935385              496347
1998              948257                 771693              411938
1999              934128                 736040              396825
2000             1210910                 930134              498248
2001             1322919                1059702              548679
2002             1325301                1100183              568570
2003             1823746                1508681              780160
2004             2503650                1985050             1030783

[CHART]

   COMPARISON OF THE CHANGE IN VALUE OF A $100,000* INVESTMENT SINCE INCEPTION

                  U.S. REAL
FISCAL YEAR       ESTATE                   NAREIT              LIPPER
ENDED             PORTFOLIO -              EQUITY              REAL ESTATE
DECEMBER 31       CLASS B                  INDEX               FUNDS INDEX
***               100000                   100000              100000
1996              138250                   135270              131602
1997              175868                   162676              158680
1998              153849                   134207              131695
1999              151188                   128007              126863
2000              195576                   161762              159288
2001              212943                   184296              175410
2002              212816                   191336              181769
2003              292089                   262379              249414
2004              400100                   345260              329540

*    Minimum Investment
**   Commenced operations on February 24, 1995
***  Commenced offering on January 2, 1996

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS (NAREIT) EQUITY INDEX(1) AND THE LIPPER REAL ESTATE FUNDS INDEX(2)

                                                            TOTAL RETURNS(3)
                                                        ------------------------
                                                               AVERAGE ANNUAL
                                                           ---------------------
                                                     ONE     FIVE          SINCE
                                                    YEAR    YEARS   INCEPTION(6)
--------------------------------------------------------------------------------
Portfolio - Class A (4)                            37.28%   21.86%         17.77%
NAREIT Equity Index                                31.58    21.95          15.03
Lipper Real Estate Funds Index                     32.12    21.04             --
Portfolio - Class B (5)                            36.95    21.49          16.66
NAREIT Equity Index                                31.58    21.95          14.77
Lipper Real Estate Funds Index                     32.12    21.04          14.18

(1) The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends.
(2) The Lipper Real Estate Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Real Estate Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Real Estate Funds classification.
(3) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(4)  Commenced operations on February 24, 1995
(5)  Commenced offering on January 2, 1996
(6) For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

The U.S. Real Estate Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Portfolio's concentration in the real estate sector makes it subject to greater risk and volatility than other portfolios that are more diversified, and the value of its shares may be substantially affected by economic events in the real estate industry.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

U.S. REAL ESTATE PORTFOLIO

PERFORMANCE

For the year ended December 31, 2004, the Portfolio had a total return of 37.28% for the Class A shares, net of fees, and 36.95% for the Class B shares, net of fees, compared to 31.58% for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index (the "Index").

FACTORS AFFECTING PERFORMANCE

- We believe there were two primary catalysts for the remarkable performance of real estate securities in 2004.

- First, the sector continued to benefit from the strong favorable funds flows from both retail and institutional investors committed to increasing their allocations to real estate securities. In 2004, fund flows to dedicated REIT mutual funds totaled $6.9 billion, which represented the highest level of total annual net inflows and surpassed the $4.5 billion received in 2003.

- Aside from the strong funds flows to the sector, the continued improvement in underlying real estate values contributed to and supported rising REIT share prices in 2004. Several large portfolio transactions and public company mergers in the latter half of the year provided evidence of a continuation of the improvement in property prices.

- Other key factors that impacted stocks during the year were a slower than expected recovery in the job market for the year, no back-up in interest rates and continued strength in consumer spending.

- For the full year, among the major sectors, the office stocks underperformed while the apartment and retail stocks outperformed. The office companies suffered as it became clear throughout the year that the office recovery will take significantly longer than investors had expected. Although the apartment recovery was also dampened by weaker job growth and the continued loss of tenants to for-sale housing, portfolio transactions and M&A activity continued to demonstrate the robust underlying property values, which supported valuations of apartment stocks. Retail stocks remained strong throughout the year as favorable earnings and transaction activities supported these stocks. This was particularly the case in the malls, which were the best performing stocks, as multiple portfolio transactions proved the high values of these assets. The hotel REITs provided strong operating results throughout the year and performed in-line due to a strong rally in December. Healthcare REITs were the weakest performers as the external growth prospects for these companies remained muted.

- Stock selection was the largest contributor to the Portfolio's outperformance versus the Index this year and sector allocation was also favorable. From a bottom-up perspective, the most significant contributions were generated in the apartment, office and hotel sectors. In apartments, the Portfolio benefited from the strong relative performance from the owners of coastal assets. The outperformance in the office space was driven by the predominant exposure to owners in the stronger office markets of New York, Washington D.C. and Southern California. Favorable attribution in the hotel sector was due to the preference for owners of upscale urban hotel assets. From a top-down perspective, the most significant favorable contributors to outperformance were from the overweight to the mall sector and underweight to the mixed office/industrial, specialty and healthcare sectors.

MANAGEMENT STRATEGIES

- We have maintained the Portfolio's core investment philosophy as a real estate value investor. This results in the ownership of stocks that provide what we view as the best valuation relative to their underlying real estate values.

- Current top-down preferences include an overweighting of companies that are focused in the ownership of upscale urban hotels, coastal apartments, higher-end malls and urban offices, and underweighting to owners of strip shopping centers and suburban offices.

- The overweighting in the hotel sector continues to be accomplished through the ownership of companies that are owners of portfolios of major upscale urban hotel assets, which are recovering along with the return of corporate travel. The hotel REITs benefited from improving fundamentals, as gains in occupancy were complemented by improvements in average daily rate and new supply remains limited. Transaction activity during the year provided further evidence that the public hotel companies are trading below private market values.

- We remain optimistic for the prospects of a recovery in fundamentals for the apartment sector due to evidence of job growth and the growing disparity between affordability for rental versus for-sale housing. Clearly, this remains tied to the continuation of an economic recovery and related job growth. Given the short lease term structure, this sector should be well-positioned for a recovery, beginning gradually in 2005. We believe

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

U.S. REAL ESTATE PORTFOLIO

     valuations remain most attractive in the owners of coastal assets, as the stocks are trading below private market values, which have continued to improve.

- We remain cautious on the prospects of a recovery in fundamentals for the office sector. While the sector is similar to the apartments in that it requires a job recovery in order to generate better demand, there are several notable differences. Tenants are currently leasing excess office space, which will absorb part of the demand recovery. In addition, there are high costs required for attracting and retaining tenants. Finally, given the longer lease term, office owners will face a roll down in rents at lease expiration in most markets for the next several years. Thus, despite improvements in occupancy, a recovery in both net effective rents and NAV per share, REITs in the office sector are likely to lag that of other real estate sectors. Despite weak overall national trends, there are a number of markets with considerably better characteristics.

- In retail, we continue to favor malls over the open-air shopping centers, which in our opinion, appear expensive versus underlying real estate values. Within both sub-sectors, we continue to favor owners of higher quality assets in major metropolitan areas. For the malls, this results in a preference for owners of large malls that dominate a trade area. Within open-air centers, we prefer the in-fill centers anchored by leading grocers and the dominant community centers with multiple key anchor tenants.

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                             EXPENSES PAID
                                                          ENDING ACCOUNT    DURING PERIOD*
                                              BEGINNING            VALUE   JULY 1, 2004 --
                                          ACCOUNT VALUE     DECEMBER 31,      DECEMBER 31,
                                           JULY 1, 2004             2004              2004
------------------------------------------------------------------------------------------
CLASS A
Actual                                     $   1,000.00     $   1,283.30      $       5.45
Hypothetical (5% average
annual return before expenses)                 1,000.00         1,020.36              4.82

CLASS B
Actual                                         1,000.00         1,281.70              6.83
Hypothetical (5% average
annual return before expenses)                 1,000.00         1,019.15              6.04

* Expenses are equal to Class A and Class B annualized net expense ratios of 0.95% and 1.19%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by industry, as a percentage of total investments.

[CHART]

Office                                             22.3%
Residential Apartments                             18.2%
Retail Regional Malls                              15.4%
Lodging/Resorts                                    13.2%
Retail Strip Centers                                8.1%
Industrial                                          7.2%
Self Storage                                        5.8%
Diversified                                         5.4%
Other*                                              3.0%
Short-Term Investment                               1.4%

* Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

January 2005

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS

U.S. REAL ESTATE PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
----------------------------------------------------------------------------------------------
COMMON STOCKS (97.6%)
DIVERSIFIED (5.4%)
Capital Automotive REIT                                               53,400   $         1,897
Correctional Properties Trust REIT                                   148,630             4,293
Forest City Enterprises, Inc., Class A                               210,170            12,095
Spirit Finance Corp. REIT                                         (a)265,100             3,353
Vornado Realty Trust REIT                                            557,800            42,465
Wellsford Real Properties, Inc.                                   (a)218,389             3,149
----------------------------------------------------------------------------------------------
                                                                                        67,252
==============================================================================================
HEALTH CARE (2.2%)
Health Care Property Investors, Inc. REIT                            124,100             3,436
Healthcare Realty Trust, Inc. REIT                                    56,100             2,283
Omega Healthcare Investors, Inc. REIT                                754,300             8,901
Senior Housing Properties Trust REIT                                 485,900             9,203
Ventas, Inc. REIT                                                    141,900             3,890
----------------------------------------------------------------------------------------------
                                                                                        27,713
==============================================================================================
INDUSTRIAL (7.1%)
AMB Property Corp. REIT                                              963,220            38,904
BRCP Realty LP I                                             (d)(i)2,117,638             2,118
Cabot Industrial Value Fund, Inc.                                (d)(i)1,904               952
Catellus Development Corp. REIT                                      292,500             8,950
ProLogis REIT                                                        877,289            38,013
----------------------------------------------------------------------------------------------
                                                                                        88,937
==============================================================================================
LODGING/RESORTS (12.5%)
Hilton Hotels Corp.                                                1,641,900            37,337
Host Marriot Corp. REIT                                            2,462,000            42,593
Innkeepers USA Trust REIT                                             43,100               612
Interstate Hotels & Resorts, Inc.                                 (a)257,080             1,378
Lodgian, Inc.                                                     (a)176,900             2,176
Meristar Hospitality Corp. REIT                                   (a)564,725             4,715
Starwood Hotels & Resorts Worldwide, Inc.                          1,094,393            63,912
Sunstone Hotel Investors, Inc. REIT                                  109,750             2,281
Wyndham International, Inc., Class A                              (a)985,554             1,173
----------------------------------------------------------------------------------------------
                                                                                       156,177
==============================================================================================
OFFICE (22.3%)
Arden Realty, Inc. REIT                                            1,175,400            44,336
Beacon Capital Partners, Inc.                               (a)(d)(i)335,100             1,420
Boston Properties, Inc. REIT                                         876,150            56,661
Brandywine Realty Trust REIT                                         131,000             3,850
Brookfield Properties Co.                                          2,029,601            75,907
Equity Office Properties Trust REIT                                1,180,407            34,373
Mack-Cali Realty Corp. REIT                                          376,975            17,352
PS Business Parks, Inc. REIT                                         123,900             5,588
Reckson Associates Realty Corp. REIT                                 717,800            23,551
SL Green Realty Corp. REIT                                           172,550            10,448
Trizec Properties, Inc. REIT                                         223,500             4,229
----------------------------------------------------------------------------------------------
                                                                                       277,715
==============================================================================================
RESIDENTIAL APARTMENTS (18.2%)
American Campus Communities, Inc. REIT                               140,700             3,164
Amli Residential Properties Trust REIT                                58,600             1,875
Apartment Investment & Management Co.,
   Class A REIT                                                      522,400   $        20,133
Archstone-Smith Trust REIT                                         1,608,096            61,590
AvalonBay Communities, Inc. REIT                                     942,362            70,960
BRE Properties REIT                                                   11,650               470
Brookfield Homes Corp.                                                 4,300               146
Equity Residential REIT                                              714,850            25,863
Essex Property Trust, Inc. REIT                                      299,200            25,073
Gables Residential Trust REIT                                         36,900             1,321
Post Properties, Inc. REIT                                           456,950            15,948
----------------------------------------------------------------------------------------------
                                                                                       226,543
==============================================================================================
RESIDENTIAL MANUFACTURED HOMES (0.8%)
Equity Lifestyle Properties, Inc. REIT                               282,060            10,084
----------------------------------------------------------------------------------------------
RETAIL REGIONAL MALLS (15.3%)
General Growth Properties, Inc. REIT                                 749,590            27,105
Macerich Co. (The) REIT                                              321,100            20,165
Simon Property Group, Inc. REIT                                    1,762,252           113,965
Taubman Centers, Inc. REIT                                           970,478            29,066
----------------------------------------------------------------------------------------------
                                                                                       190,301
==============================================================================================
RETAIL STRIP CENTERS (8.1%)
Acadia Realty Trust REIT                                             345,340             5,629
BPP Liquidating Trust REIT                                        (d)113,290                36
Developers Diversified Realty Corp. REIT                             129,500             5,746
Federal Realty Investment Trust REIT                                 891,900            46,066
Heritage Property Investment Trust REIT                              169,425             5,437
Kimco Realty Corp. REIT                                               54,280             3,148
Pan Pacific Retail Properties, Inc. REIT                              44,980             2,820
Regency Centers Corp. REIT                                           584,200            32,365
----------------------------------------------------------------------------------------------
                                                                                       101,247
==============================================================================================
SELF STORAGE (5.7%)
Public Storage, Inc. REIT                                            742,690            41,405
Shurgard Storage Centers, Inc., Class A
   REIT                                                              685,980            30,190
----------------------------------------------------------------------------------------------
                                                                                        71,595
==============================================================================================
   TOTAL COMMON STOCKS (COST $746,258)                                               1,217,564
==============================================================================================
PREFERRED STOCKS (0.8%)
LODGING/RESORTS (0.7%)
Wyndham International, Inc., Series II                          (d)(i)53,537             2,963
Wyndham, Series B                                              (d)(i)100,022             5,259
----------------------------------------------------------------------------------------------
                                                                                         8,222
==============================================================================================
RESIDENTIAL APARTMENTS (0.0%)
Atlantic Gulf Communities Corp., Series B                      (a)(d)107,021               @--
Atlantic Gulf Communities Corp., Series B                   (a)(d)(i)140,284               @--
Atlantic Gulf Communities Corp., Series
   B (Convertible)                                              (a)(d)75,765               @--
----------------------------------------------------------------------------------------------
                                                                                           @--
==============================================================================================
RETAIL REGIONAL MALLS (0.1%)
Simon Property Group, Inc.                                            18,855             1,117
----------------------------------------------------------------------------------------------
   TOTAL PREFERRED STOCKS (COST $8,354)                                                  9,339
==============================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

U.S. REAL ESTATE PORTFOLIO

                                                                        FACE
                                                                      AMOUNT             VALUE
                                                                       (000)             (000)
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.4%)
REPURCHASE AGREEMENT (1.4%)
J.P. Morgan Securities, Inc., 2.00%,
   dated 12/31/04, due 1/3/05,
   repurchase price $17,346
   (COST $17,343)                                               $  (f)17,343   $        17,343
----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.8%) (COST $771,955)                                            1,244,246
==============================================================================================
OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)                                             2,652
==============================================================================================
NET ASSETS (100%)                                                              $     1,246,898
==============================================================================================

(a)    Non-income producing security.
(d) Security was valued at fair value -- At December 31, 2004, the Portfolio held $12,748,000 of fair valued securities, representing 1.0% of net assets.
(f) Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan Bank, 1.10% to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan
       Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and Financial Assist Corp., 8.80%, due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
(i) Restricted security not registered under the Securities Act of 1933. Beacon Capital Partners, Inc. was acquired 3/98 and has a current cost basis of $1,420,000. Wyndham, Series B Preferred was acquired 6/99 - 12/04 and has a current cost basis of $3,037,000. Wyndham International, Inc., Series II Preferred was acquired 11/00 - 12/04 and has a current cost basis of $1,686,000. Atlantic Gulf Communities Corp., Series B Preferred was acquired 6/97 and has a current cost basis of $790,000. Cabot Industrial Value Fund, Inc. was acquired 12/03-11/04 and has a current cost basis of $952,000. BRCP REIT LLC I was acquired 03/03-12/04 and has a current cost basis of $2,118,000. At December 31, 2004, these securities had an aggregate market value of $10,003,000, representing 0.8% of net assets.
@      Face Amount/Value is less than $500.
REIT   Real Estate Investment Trust

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW

VALUE EQUITY PORTFOLIO

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $500,000* INVESTMENT OVER 10 YEARS

FISCAL YEAR       VALUE EQUITY                                        LIPPER LARGE-CAP
ENDED             PORTFOLIO -         RUSSELL 1000      S&P 500       VALUE FUNDS
DECEMBER 31       CLASS A             VALUE INDEX       INDEX         INDEX
1994               500000              500000            500000        500000
1995               668470              691800            687720        666214
1996               800386              841506            845648        806553
1997              1034111             1137547           1127790       1036211
1998              1125009             1315346           1450045       1225222
1999              1255847             1412024           1755192       1357292
2000              1482905             1511148           1595206       1383822
2001              1459920             1426613           1405776       1265153
2002              1106327             1205202           1095310       1016213
2003              1449842             1567125           1409445       1300726
2004              1661150             1825500           1562950       1456750

[CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $100,000* INVESTMENT SINCE INCEPTION

FISCAL YEAR           VALUE EQUITY                                        LIPPER LARGE-CAP
ENDED                 PORTFOLIO -         RUSSELL 1000      S&P 500       VALUE FUNDS
DECEMBER 31           CLASS A             VALUE INDEX       INDEX         INDEX
**                    100000              100000            100000        100000
1996                  122590              120850            122964        120291
1997                  161819              163365            163990        154543
1998                  182192              188899            210848        182733
1990                  209921              202783            255219        202430
2000                  258035              217018            231956        206387
2001                  253933              204878            204411        188688
2002                  202333              173081            159267        151561
2003                  273069              225057            204945        193994
2004                  311500              262190            225430        217260

*  Minimum Investment
** Commenced offering on January 2, 1996

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE RUSSELL 1000 VALUE INDEX(1), THE S&P 500 INDEX(2) AND THE LIPPER LARGE-CAP VALUE FUNDS INDEX(3)

                                                 TOTAL RETURNS(4)
                                     ----------------------------------------
                                                      AVERAGE ANNUAL
                                              -------------------------------
                                      ONE      FIVE       TEN          SINCE
                                     YEAR     YEARS     YEARS   INCEPTION(7)
-----------------------------------------------------------------------------
Portfolio - Class A (5)              14.56%    5.75%    12.76%         11.13%
Russell 1000 Value Index             16.49     5.27     13.83          12.59
S&P 500 Index                        10.88    (2.30)    12.07          11.52
Lipper Large-Cap Value Funds Index   12.00     1.42     11.29          11.11
Portfolio - Class B (6)              14.07     6.71        --          13.46
Russell 1000 Value Index             16.49     5.27        --          11.31
S&P 500 Index                        10.88    (2.30)       --           9.46
Lipper Large-Cap Value Funds Index   12.00     1.42        --           9.01

(1) The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
(2) The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
(3) The Lipper Large-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Value Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Large-Cap Value Funds classification.
(4) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(5)  Commenced operations on January 31, 1990
(6)  Commenced offering on January 2, 1996
(7) For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

The Value Equity Portfolio seeks high total return by investing primarily in equity securities that the Advisor believes to be undervalued relative to the stock market in general at the time of purchase.

PERFORMANCE

For the year ended December 31, 2004, the Portfolio had a total return of 14.56% for the Class A shares, net of fees, and 14.07% for the Class B shares, net of fees, compared to

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

VALUE EQUITY PORTFOLIO

16.49% for the Russell 1000 Value Index (the "Index") and 10.88% for the S&P 500 Index.

FACTORS AFFECTING PERFORMANCE

   - For the second consecutive year, the markets finished in positive territory and stock prices continued to advance as the economy grew throughout the year.

   - Total returns in the market were strongest in sectors that were economically sensitive including industrials, materials and energy, which performed well as the price of oil steadily climbed throughout the year.

   - Stock selection was strong, but sector allocation more than negated this. Therefore, the Portfolio underperformed versus the Index for the year. All sectors had positive returns for the year.

   - Telecommunication services contributed the most to relative performance. The Portfolio maintained an underweight relative to the benchmark, however stock selection aided performance.

   - The Portfolio maintained an underweight in financials versus the benchmark and the allocation aided the relative performance for the year

   - Technology detracted the most as the Portfolio maintained an overweight versus the benchmark. Within technology, semiconductors proved to be the largest detriment to relative performance.

   - The overweight position in healthcare was also a detriment to performance. While stock selection was strong in the sector, the overweighting of pharmaceuticals hurt the Portfolio.

MANAGEMENT STRATEGIES

   - Throughout 2004, the portfolio management team reduced the energy exposure in the Portfolio. The Portfolio continues to emphasize health care (mainly pharmaceuticals) and consumer discretionary. The Portfolio continues to maintain an underweight within financials.

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that Technology detracted most as the Portfolio appear in the shareholder reports of the other funds.

                                                                   EXPENSES PAID
                                                 ENDING ACCOUNT   DURING PERIOD*
                                     BEGINNING            VALUE   JULY 1, 2004--
                                 ACCOUNT VALUE     DECEMBER 31,     DECEMBER 31,
                                  JULY 1, 2004             2004             2004
--------------------------------------------------------------------------------
CLASS A
Actual                           $    1,000.00   $     1,106.40   $         3.71
Hypothetical (5% average
annual return before expenses)        1,000.00         1,021.62             3.56

CLASS B
Actual                                1,000.00         1,104.50             5.03
Hypothetical (5% average
annual return before expenses)        1,000.00         1,020.36             4.82

* Expenses are equal to Class A and Class B annualized net expense ratios of 0.70% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                          2004 ANNUAL REPORT

                                          December 31, 2004
INVESTMENT OVERVIEW (CONT'D)

VALUE EQUITY PORTFOLIO

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by industry, as a percentage of total investments.

[CHART]

Drugs & Pharmaceuticals                 11.1%
Investment Management Companies          9.8%
Oil: Integrated Domestic                 7.9%
Utilities: Electrical                    5.1%
Communication & Media                    4.3%
Chemicals                                4.2%
Utilities: Telecommunications            3.2%
Insurance Property & Casualty            3.0%
Other*                                  47.3%
Short-Term Investment                    4.1%

* Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

January 2005

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS

VALUE EQUITY PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
----------------------------------------------------------------------------------------------
COMMON STOCKS (95.7%)
AEROSPACE (2.0%)
Northrop Grumman Corp.                                                32,430   $         1,763
Raytheon Co.                                                          40,350             1,567
----------------------------------------------------------------------------------------------
                                                                                         3,330
==============================================================================================
AUTO TRUCKS & PARTS (1.2%)
Magna International, Inc., Class A                                    24,110             1,990
----------------------------------------------------------------------------------------------
AUTOMOBILES (2.1%)
Honda Motor Co., Ltd. ADR                                            135,060             3,520
----------------------------------------------------------------------------------------------
BEVERAGES: SOFT DRINKS (1.4%)
Coca Cola Co. (The)                                                   55,010             2,290
----------------------------------------------------------------------------------------------
BIOTECHNOLOGY RESEARCH & PRODUCTION (0.2%)
Applera Corp. - Applied Biosystems Group                              12,940               271
----------------------------------------------------------------------------------------------
CHEMICALS (4.2%)
Bayer AG ADR                                                         139,920             4,754
Dow Chemical Co. (The)                                                44,490             2,203
----------------------------------------------------------------------------------------------
                                                                                         6,957
==============================================================================================
COMMUNICATIONS & MEDIA (4.2%)
Time Warner, Inc.                                                 (a)221,340             4,303
Walt Disney Co. (The)                                                 98,890             2,749
----------------------------------------------------------------------------------------------
                                                                                         7,052
==============================================================================================
COMMUNICATIONS TECHNOLOGY (0.5%)
Motorola, Inc.                                                        48,970               842
----------------------------------------------------------------------------------------------
COMPUTER SERVICES SOFTWARE & SYSTEMS (1.7%)
Computer Associates International, Inc.                               43,430             1,349
Microsoft Corp.                                                       58,030             1,550
----------------------------------------------------------------------------------------------
                                                                                         2,899
==============================================================================================
COMPUTER TECHNOLOGY (0.8%)
International Business Machines Corp.                                 13,230             1,304
----------------------------------------------------------------------------------------------
CONSUMER STAPLES -- MISCELLANEOUS (1.1%)
Kimberly-Clark Corp.                                                  28,840             1,898
----------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (2.2%)
Bank of America Corp.                                                 51,940             2,441
PNC Financial Services Group, Inc.                                    22,240             1,277
----------------------------------------------------------------------------------------------
                                                                                         3,718
==============================================================================================
DRUGS & PHARMACEUTICALS (11.1%)
Bristol-Myers Squibb Co.                                             217,990             5,585
Eli Lilly & Co.                                                       21,050             1,195
GlaxoSmithKline plc ADR                                               25,760             1,221
Roche Holding AG ADR                                                  29,670             3,415
Sanofi-Aventis ADR                                                    39,740             1,592
Schering-Plough Corp.                                                170,190             3,553
Wyeth                                                                 43,060             1,834
----------------------------------------------------------------------------------------------
                                                                                        18,395
==============================================================================================
ELECTRONICS: INSTRUMENTS GAUGES & METERS (1.2%)
Parker Hannifin Corp.                                                 26,320             1,993
----------------------------------------------------------------------------------------------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS (0.6%)
Freescale Semiconductor, Inc., Class B                              (a)2,757                51
Intel Corp.                                                           38,870               909
----------------------------------------------------------------------------------------------
                                                                                           960
==============================================================================================
ENERGY EQUIPMENT (2.2%)
Schlumberger Ltd.                                                     53,510             3,582
----------------------------------------------------------------------------------------------
ENERGY -- MISCELLANEOUS (1.1%)
Valero Energy Corp.                                                   41,580   $         1,888
----------------------------------------------------------------------------------------------
ENTERTAINMENT (0.5%)
Viacom, Inc., Class B                                                 21,620               787
----------------------------------------------------------------------------------------------
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS (1.7%)
Automatic Data Processing, Inc.                                       35,910             1,592
SunGard Data Systems, Inc.                                         (a)44,790             1,269
----------------------------------------------------------------------------------------------
                                                                                         2,861
==============================================================================================
FINANCIAL -- MISCELLANEOUS (2.8%)
Equifax, Inc.                                                         57,540             1,617
Freddie Mac                                                           40,850             3,010
----------------------------------------------------------------------------------------------
                                                                                         4,627
==============================================================================================
FOODS (2.2%)
Cadbury Schweppes plc ADR                                             53,360             2,012
Kraft Foods, Inc., Class A                                            48,390             1,723
----------------------------------------------------------------------------------------------
                                                                                         3,735
==============================================================================================
HEALTH CARE -- MISCELLANEOUS (1.1%)
Bausch & Lomb, Inc.                                                   29,750             1,918
----------------------------------------------------------------------------------------------
HOTEL/MOTEL (2.3%)
Hilton Hotels Corp.                                                   34,360               781
Marriot International, Inc., Class A                                  31,780             2,002
Starwood Hotels & Resorts Worldwide, Inc.                             17,140             1,001
----------------------------------------------------------------------------------------------
                                                                                         3,784
==============================================================================================
INSURANCE: LIFE (1.4%)
Cigna Corp.                                                           27,870             2,273
----------------------------------------------------------------------------------------------
INSURANCE: MULTI-LINE (2.8%)
Aegon N.V. (NY Shares)                                                42,240               579
Hartford Financial Services Group, Inc.                               32,240             2,235
Metlife, Inc.                                                          5,730               232
Prudential Financial, Inc.                                            30,210             1,660
----------------------------------------------------------------------------------------------
                                                                                         4,706
==============================================================================================
INSURANCE: PROPERTY & CASUALTY (3.0%)
Chubb Corp.                                                           37,220             2,862
St. Paul Travelers Cos., Inc. (The)                                   56,551             2,097
----------------------------------------------------------------------------------------------
                                                                                         4,959
==============================================================================================
INVESTMENT MANAGEMENT COMPANIES (9.8%)
Citigroup, Inc.                                                       81,030             3,904
Goldman Sachs Group, Inc.                                              5,480               570
J.P. Morgan Chase & Co.                                              126,017             4,916
Lehman Brothers Holdings, Inc.                                        40,130             3,511
Merrill Lynch & Co., Inc.                                             56,760             3,392
----------------------------------------------------------------------------------------------
                                                                                        16,293
==============================================================================================
MANUFACTURING (0.8%)
Ingersoll Rand Co., Class A                                           16,990             1,364
----------------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- MISCELLANEOUS (1.3%)
Newmont Mining Corp.                                                  48,560             2,157
----------------------------------------------------------------------------------------------
MULTI-SECTOR COMPANIES (1.8%)
General Electric Co.                                                  80,900             2,953
----------------------------------------------------------------------------------------------
OIL: INTEGRATED DOMESTIC (7.9%)
BP plc ADR                                                            69,220             4,042
ConocoPhillips                                                        27,580             2,395
Exxon Mobil Corp.                                                     58,010             2,974

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

VALUE EQUITY PORTFOLIO

                                                                                         VALUE
                                                                      SHARES             (000)
----------------------------------------------------------------------------------------------
OIL: INTEGRATED DOMESTIC (CONT'D)
Royal Dutch Petroleum Co. (NY Shares)                                 63,880   $         3,665
----------------------------------------------------------------------------------------------
                                                                                        13,076
==============================================================================================
PAPER (0.6%)
Temple-Inland, Inc.                                                   15,380             1,052
----------------------------------------------------------------------------------------------
PRODUCTION TECHNOLOGY EQUIPMENT (0.8%)
Applied Materials, Inc.                                            (a)73,260             1,253
----------------------------------------------------------------------------------------------
RADIO & TV BROADCASTERS (1.5%)
Clear Channel Communications, Inc.                                    74,540             2,496
----------------------------------------------------------------------------------------------
RAILROADS (2.0%)
Norfolk Southern Corp.                                                94,050             3,404
----------------------------------------------------------------------------------------------
RETAIL (2.4%)
Kohl's Corp.                                                       (a)40,600             1,996
McDonald's Corp.                                                      20,030               642
Target Corp.                                                          24,580             1,277
----------------------------------------------------------------------------------------------
                                                                                         3,915
==============================================================================================
SECURITIES BROKERAGE & SERVICES (0.5%)
Charles Schwab Corp. (The)                                            66,070               790
----------------------------------------------------------------------------------------------
SERVICES: COMMERCIAL (1.3%)
Accenture Ltd., Class A                                            (a)82,340             2,223
----------------------------------------------------------------------------------------------
TOBACCO (1.1%)
Altria Group, Inc.                                                    28,900             1,766
----------------------------------------------------------------------------------------------
UTILITIES: ELECTRICAL (5.1%)
American Electric Power Co., Inc.                                     35,180             1,208
Consolidated Edison, Inc.                                             27,690             1,211
Edison International                                                  21,830               699
Entergy Corp.                                                         30,160             2,039
Exelon Corp.                                                          37,100             1,635
FirstEnergy Corp.                                                     41,730             1,649
----------------------------------------------------------------------------------------------
                                                                                         8,441
==============================================================================================
UTILITIES: TELECOMMUNICATIONS (3.2%)
France Telecom S.A. ADR                                               42,400             1,403
Sprint Corp.                                                          46,690             1,160
Verizon Communications, Inc.                                          67,020             2,715
----------------------------------------------------------------------------------------------
                                                                                         5,278
==============================================================================================
    TOTAL COMMON STOCKS (COST $139,586)                                                159,000
==============================================================================================

                                                                        FACE
                                                                      AMOUNT
                                                                       (000)
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.1%)
REPURCHASE AGREEMENT (4.1%)
J.P.Morgan Securities, Inc., 2.00%,
    dated 12/31/04, due 1/3/05,
    repurchase price $6,858
    (COST $6,857)                                         $         (f)6,857             6,857
----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.8%) (COST $146,443)                                              165,857
==============================================================================================
OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)                                               270
==============================================================================================
NET ASSETS (100%)                                                              $       166,127
==============================================================================================

(a)  Non-income producing security.
(f) Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan Bank, 1.10%
     to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and Financial Assist Corp., 8.80%,
     due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
ADR  American Depositary Receipts

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW

EMERGING MARKETS DEBT PORTFOLIO

[CHART]

    COMPARISON OF THE CHANGE IN VALUE OF A $500,000* INVESTMENT OVER 10 YEARS

FISCAL YEAR             EMERGING MARKETS      J.P. MORGAN        LIPPER EMERGING
ENDED                   DEBT PORTFOLIO -      EMERGING MARKETS   MARKETS DEBT
DECEMBER 31             CLASS A               BOND GLOBAL INDEX  FUNDS INDEX
1994                     500000                500000             500000
1995                     639000                631875             696255
1996                     961823                854465             804285
1997                    1137740                956574             598180
1998                     728723                846147             764490
1999                     941655               1050745             863610
2000                    1062470               1202157             931040
2001                    1174773               1218507            1035645
2002                    1307405               1378253            1356450
2003                    1679492               1731913            1542650
2004                    1848600               1935050            2002800

[CHART]

   COMPARISON OF THE CHANGE IN VALUE OF A $100,000* INVESTMENT SINCE INCEPTION

FISCAL YEAR      EMERGING MARKETS   J.P. MORGAN        LIPPER EMERGING
ENDED            DEBT PORTFOLIO -   EMERGING MARKETS   MARKETS DEBT
DECEMBER 31      CLASS B            BOND GLOBAL INDEX  FUNDS INDEX
**               100000             100000             100000
1996             149000             133500             137450
1997             175895             149453             158777
1998             113681             132200             118089
1999             145523             164166             150921
2000             163713             187856             170489
2001             180903             190429             183800
2002             199608             215433             204451
2003             256177             270756             267782
2004             281560             302580             304541

*  Minimum Investment
** Commenced offering on January 2, 1996

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE J.P. MORGAN EMERGING MARKETS BOND GLOBAL INDEX(1) AND THE LIPPER EMERGING MARKETS DEBT FUNDS INDEX(2)

                                                      TOTAL RETURNS(3)
                                              ------------------------------
                                                      AVERAGE ANNUAL
                                              ------------------------------
                                      ONE      FIVE      TEN           SINCE
                                     YEAR     YEARS    YEARS    INCEPTION(6)
----------------------------------------------------------------------------
Portfolio - Class A (4)              10.07%   14.44%   13.97%          11.24%
J.P. Morgan Emerging Markets Bond
    Global Index                     11.73    12.99    14.49           11.03
Lipper Emerging Markets Debt Funds
    Index                            12.33    14.97    13.56              --
Portfolio - Class B (5)               9.90    14.19       --           12.19
J.P. Morgan Emerging Markets Bond
    Global Index                     11.73    12.99       --           13.10
Lipper Emerging Markets Debt Funds
    Index                            12.33    14.97       --              --

(1) The J.P. Morgan Emerging Markets Bond Global Index tracks total returns for U.S. dollar - denominated debt instruments issued by emerging market sovereign and quasi - sovereign entities, including Brady Bonds, loans, Eurobonds and local market instruments for over 30 emerging market countries.
(2) The Lipper Emerging Markets Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Markets Debt Funds classification.
(3) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(4)  Commenced operations on February 1, 1994
(5)  Commenced offering on January 2, 1996
(6) For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the index.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. PERFORMANCE ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT morganstanley.com/im. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT PORTFOLIO SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

The Emerging Markets Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

EMERGING MARKETS DEBT PORTFOLIO

In addition, investing in emerging markets may involve a relatively higher degree of volatility.

PERFORMANCE

For the year ended December 31, 2004, the Portfolio had a total return of 10.07% for Class A, net of fees, shares and 9.90% for Class B, net of fees, shares compared to 11.73% for the J.P. Morgan Emerging Markets Bond Global Index (the "Index").

FACTORS AFFECTING PERFORMANCE

   - In sharp contrast to the relatively gloomy end-2003 market expectations, 2004 turned out to be a surprisingly good year for emerging markets debt
      (EMD). The largely anticipated impact of higher global interest rates on global liquidity and hence on credit product in general and EMD in particular did not materialize, as interest rates in the U.S. increased in line with market expectations. Interest rates rose across the shorter end of the yield curve as the U.S. economy grew at a healthy 4% pace without generating significant inflationary pressures. Longer-term interest rates remained stable. Furthermore, the surprisingly orderly depreciation of the U.S. dollar did not disrupt markets despite the magnitude of its decline.

   - EMD spreads compressed to new absolute lows in 2004 reflecting the asset class'higher average rating continued large inflows from strategic investors, a supportive environment for credit product and fundamental improvements in most of the countries that constitute the EMD investable universe. The abundance of financial market liquidity greatly benefited emerging economies, lifting EMD in spite of tight absolute valuations at the beginning of the year. High global growth, low global interest rates, high commodity prices, and a weak U.S. dollar together with a marked improvement in the quality of economic management proved to be a powerful mix. Despite the historically low spread level for the Index, EMD remains cheap relative to comparable corporate credits. In fact, BBB, BB, and B credits in EMD are about 60, 160, and 100 basis points wider, respectively, than comparable corporate credits in the U.S.

   - In addition, most emerging economies took advantage of the expansionary global cycle to strengthen their external and fiscal accounts and reduce (and/or improve the composition and duration) their net external liabilities, while benefiting from high growth and low unemployment at home. The export-led growth trickled down to the domestic economy helping to appease social and political pressures in most emerging countries.

   - The benign international environment benefited high beta credits that were in distress at the end of 2003, including Uruguay (up 34%), the Dominican Republic (up 27%), and Argentina (up 19.8%). High oil prices lifted Venezuela's bonds by 23% and Ecuador's debt by 21%. Among the largest countries, Brazil returned 14.33%, Russia 11.51%, and Mexico 8.56%. Turkey (up 10%), benefited from cautious policies and the EU invitation to start accession negotiation on October 3, 2005. Investment grade emerging markets credits lagged the market during 2004, returning 8.8%, while the overall Index returned 11.7%.

   - Performance for 2004 was negatively impacted by the Portfolio's more defensive positioning relative to its benchmark during the second and third quarters. The Portfolio's management team emphasized defensive credits and deemphasized bonds of countries dependant on ample global liquidity conditions. Unfortunately, weaker than expected U.S. economic data and the perception that the U.S. Federal Reserve would slow down the pace of interest rate hikes, had the effect of increasing investor risk appetite throughout the summer months. Lower-rated credits such as Brazil, Turkey and Venezuela led the advance during July and August and handily outperformed the market. An underweight in Brazil during the second quarter detracted from the portfolio's relative returns. Brazilian bonds rose more than 14% between the end of May and the end of August, as strong economic data in Brazil helped drive spreads back toward their low point for the year. The portfolio's underweight in Uruguayan and Venezuelan debt also adversely impacted relative performance. The portfolio's overweights in Turkish local currency debt aided relative performance during the fourth quarter, as did overweights in select distressed credits in Mexico and Indonesia.

MANAGEMENT STRATEGIES

   - Next year is likely to benefit from the last leg of the current global expansionary cycle. We expect 2005 to deliver an above-trend global real gross domestic product (GDP) growth rate, albeit at a somewhat lower level than in 2004. Consequently, we expect a respectable growth rate in trade volumes (albeit lower than in 2004) and relatively stable commodity prices (from a high base in 2004). We also expect global real interest rates to remain below their historical average (albeit slightly positive in contrast with negative real rates in 2004), in spite of the expected hikes in policy

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2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

EMERGING MARKETS DEBT PORTFOLIO

      rates in the U.S. As such, global liquidity will most likely remain abundant in 2005. We are relatively agnostic vis-a-vis the U.S. dollar as there are powerful offsetting forces playing against each other.

   - In all, we expect benign external conditions to continue supporting emerging countries in 2005, which together with cautious financial policies should result in a further improvement in macroeconomic fundamentals and payment capacity. Nonetheless, there are several risks to our otherwise benign external 2005 outlook. First, inflationary pressures are building up in the U.S. and there is a risk that investors may adjust their expectations about the likely pace and magnitude of interest rate hikes--just as they did in April/May 2004--particularly if the Fed is perceived to be behind the curve. Second, the large fiscal and external imbalances in the U.S. economy pose a risk to what so far has been an orderly (and hence beneficial) depreciation of the U.S. dollar. Sharp movements in interest and exchange rates in the U.S. could adversely affect risk taking, global growth, capital flows trade flows, and commodity prices.

   - We believe that a cautious management of interest rate risk together with selective allocation of resources in countries that still offer fundamental value will be the best strategy to maximize returns in 2005. We also believe that certain local markets, which have yet to fully reflect the ongoing improvement in economic fundamentals, may provide good investment opportunities in 2005.

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                  EXPENSES PAID
                                                ENDING ACCOUNT   DURING PERIOD*
                                    BEGINNING            VALUE   JULY 1, 2004--
                                ACCOUNT VALUE     DECEMBER 31,     DECEMBER 31,
                                 JULY 1, 2004             2004             2004
--------------------------------------------------------------------------------
CLASS A
Actual                          $    1,000.00   $     1,136.10   $         5.37
Hypothetical (5% average
annual return before expenses)       1,000.00         1,020.11             5.08

CLASS B
Actual                               1,000.00         1,136.80             6.71
Hypothetical (5% average
annual return before expenses)       1,000.00         1,018.85             6.34

* Expenses are equal to Class A and Class B annualized net expense ratios of 1.00% and 1.25%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by industry, as a percentage of total investments.

Short-Term Investment             0.3%
Sovereign                        86.8%
Finance                           3.6%
Other*                            9.3%

* Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

January 2005

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS

EMERGING MARKETS DEBT PORTFOLIO

                                                                        FACE
                                                                      AMOUNT             VALUE
                                                                       (000)             (000)
----------------------------------------------------------------------------------------------
DEBT INSTRUMENTS (95.8%)
ARGENTINA (3.8%)
SOVEREIGN (3.8%)
Republic of Argentina
  6.00%, 3/31/23                                          $           (b)472   $           269
  11.375%, 3/15/10-1/30/17                                          (b)1,100               380
  11.75%, 4/7/09-6/15/15                                            (b)5,235             1,802
  12.00%, 2/1/20                                                       (b)45                15
  12.125%, 5/21/05                                                    (b)440               139
Republic of Argentina (Linked Variable Rate)
  100.74%, 4/10/05                                               (b)(h)1,210               484
----------------------------------------------------------------------------------------------
                                                                                         3,089
==============================================================================================
BRAZIL (15.9%)
SOVEREIGN (15.9%)
Federative Republic of Brazil
  3.062%, 4/15/24                                                   (h)1,480             1,369
  6.00%, 4/15/24                                                      (h)400               372
  8.875%, 4/15/24                                                      1,275             1,326
  10.50%, 7/14/14                                                      1,230             1,460
  11.00%, 8/17/40                                                      1,330             1,580
  14.50%, 10/15/09                                                     2,810             3,761
Federative Republic of Brazil, PIK
  8.00%, 4/15/14                                                       3,003             3,076
----------------------------------------------------------------------------------------------
                                                                                        12,944
==============================================================================================
BULGARIA  (1.4%)
SOVEREIGN (1.4%)
Republic of Bulgaria
  8.25%, 1/15/15                                                      (e)200               251
  8.25%, 1/15/15                                                         473               593
Republic of Bulgaria (Registered)
  8.25%, 1/15/15                                                         270               339
----------------------------------------------------------------------------------------------
                                                                                         1,183
==============================================================================================
CHILE (1.5%)
CORPORATE (1.5%)
Empresa Nacional de Petroleo
  6.75%, 11/15/12                                                   (e)1,100             1,226
----------------------------------------------------------------------------------------------
COLOMBIA (3.7%)
SOVEREIGN (3.7%)
Republic of Colombia
  9.75%, 4/9/11                                                          849               981
  10.375%, 1/28/33                                                       510               592
  11.75%, 2/25/20                                                      1,095             1,412
----------------------------------------------------------------------------------------------
                                                                                         2,985
==============================================================================================
ECUADOR (1.4%)
SOVEREIGN (1.4%)
Government of Ecuador (Registered)
  8.00%, 8/15/30                                                       1,350             1,171
----------------------------------------------------------------------------------------------
INDONESIA (2.3%)
CORPORATE (2.3%)
Pindo Deli Finance Mauritius
  10.75%, 10/1/07                                                (b)(e)3,200             1,008
Tjiwi Kimia Finance Mauritius Ltd.
  10.00%, (expired maturity)                              $           (b)670   $           278
Tjiwi Kimia International BV
  13.25%, (expired maturity)                                        (b)1,450               587
----------------------------------------------------------------------------------------------
                                                                                         1,873
==============================================================================================
IVORY COAST (0.1%)
SOVEREIGN (0.1%)
Ivory Coast
  22.66%, 3/29/18                                                  (b)(h)580               103
----------------------------------------------------------------------------------------------
MALAYSIA (1.8%)
SOVEREIGN (1.8%)
Government of Malaysia
  8.75%, 6/1/09                                                        1,240             1,473
----------------------------------------------------------------------------------------------
MEXICO (20.0%)
CORPORATE (6.4%)
Pemex Project Funding Master Trust
  3.79%, 6/15/10                                                 (e)(h)1,080             1,111
  9.125%, 10/13/10                                                     1,260             1,514
Petroleos Mexicanos
  9.50%, 9/15/27                                                       1,190             1,500
Petroleos Mexicanos (Registered)
  8.625%, 12/1/23                                                        460               534
Satelites Mexicanos S.A. de C.V.
  10.125%, 11/1/04                                                    (b)977               542
----------------------------------------------------------------------------------------------
                                                                                         5,201
==============================================================================================
SOVEREIGN (13.6%)
United Mexican States
  8.00%, 9/24/22                                                         370               428
  8.125%, 12/30/19                                                     1,210             1,423
  8.30%, 8/15/31                                                       1,490             1,750
  8.375%, 1/14/11                                                      2,890             3,401
  10.375%, 2/17/09                                                     1,190             1,458
  11.50%, 5/15/26                                                      1,749             2,680
----------------------------------------------------------------------------------------------
                                                                                        11,140
==============================================================================================
                                                                                        16,341
==============================================================================================
NIGERIA (1.2%)
SOVEREIGN (1.2%)
Central Bank of Nigeria
  6.25%, 11/15/20                                                   (n)1,000               945
----------------------------------------------------------------------------------------------
PANAMA (3.3%)
SOVEREIGN (3.3%)
Republic of Panama
  8.875%, 9/30/27                                                        750               829
  9.375%, 4/1/29                                                         590               696
  9.625%, 2/8/11                                                         725               859
  10.75%, 5/15/20                                                        220               287
----------------------------------------------------------------------------------------------
                                                                                         2,671
==============================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

EMERGING MARKETS DEBT PORTFOLIO

                                                                        FACE
                                                                      AMOUNT             VALUE
                                                                       (000)             (000)
----------------------------------------------------------------------------------------------
PERU (2.5%)
SOVEREIGN (2.5%)
Republic of Peru
  4.50%, 3/7/17                                           $           (h)460   $           430
  8.375%, 5/3/16                                                         860               967
  9.875%, 2/6/15                                                         520               640
----------------------------------------------------------------------------------------------
                                                                                         2,037
==============================================================================================
PHILIPPINES (3.4%)
SOVEREIGN (3.4%)
Republic of Philippines
  8.875%, 3/17/15                                                      2,770             2,777
----------------------------------------------------------------------------------------------
QATAR (0.9%)
SOVEREIGN (0.9%)
State of Qatar (Registered)
  9.75%, 6/15/30                                                         500               728
----------------------------------------------------------------------------------------------
RUSSIA (18.0%)
SOVEREIGN (18.0%)
Aries Vermoegensverwaltungs GmbH (Registered)
  9.60%, 10/25/14                                                      1,250             1,546
Russian Federation
  5.00%, 3/31/30                                                    (e)(n)65                68
Russian Federation (Registered)
  5.00%, 3/31/30                                                    (n)3,723             3,853
  8.25%, 3/31/10                                                       1,030             1,141
  11.00%, 7/24/18                                                      2,186             3,039
  12.75%, 6/24/28                                                      3,100             5,068
----------------------------------------------------------------------------------------------
                                                                                        14,715
==============================================================================================
TUNISIA (0.3%)
SOVEREIGN (0.3%)
Banque Centrale de Tunisie
  7.375%, 4/25/12                                                        210               241
----------------------------------------------------------------------------------------------
TURKEY (8.3%)
SOVEREIGN (8.3%)
Citigroup Global Markets Holdings, Inc.
 (Turkish Lira Index Linked)
  Zero coupon, 2/23/06                                                 1,250             1,556
  Zero coupon, 2/23/06                                                   710               864
  Zero coupon, 2/23/06                                                   560               721
Republic of Turkey
  11.00%, 1/14/13                                                      1,360             1,737
  11.50%, 1/23/12                                                      1,460             1,884
----------------------------------------------------------------------------------------------
                                                                                         6,762
==============================================================================================
UKRAINE (1.2%)
SOVEREIGN (1.2%)
Ukraine Government
  5.33%, 8/5/09                                                       (h)930               983
----------------------------------------------------------------------------------------------
VENEZUELA (4.8%)
SOVEREIGN (4.8%)
Republic of Venezuela
     8.50%, 10/8/14                                       $              440   $           467
     9.25%, 9/15/27                                                      520               550
     9.375%, 1/13/34                                                     790               838
     10.75%, 9/19/13                                                   1,690             2,028
----------------------------------------------------------------------------------------------
                                                                                         3,883
==============================================================================================
    TOTAL DEBT INSTRUMENTS (COST $75,647)                                               78,130
==============================================================================================

                                                                      NO. OF
                                                                    WARRANTS
----------------------------------------------------------------------------------------------
WARRANTS (0.0%)
NIGERIA (0.0%)
Central Bank of Nigeria, expiring 11/15/20                       (a)(d)8,500   $           @--
----------------------------------------------------------------------------------------------
VENEZUELA (0.0%)
Republic of Venezuela Oil-Linked Payment Obligation,
  expiring 4/15/20                                                  (a)2,700               @--
----------------------------------------------------------------------------------------------
  TOTAL WARRANTS (COST $ @--)                                                              @--
==============================================================================================

                                                                        FACE
                                                                      AMOUNT
                                                                       (000)
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (0.3%)
REPURCHASE AGREEMENT (0.3%)
J.P. Morgan Securities, Inc., 2.00%,
  dated 12/31/04, due 1/3/05,
  repurchase price $238
  (COST $238)                                             $           (f)238               238
==============================================================================================
TOTAL INVESTMENTS (96.1%) (COST $75,885)                                                78,368
==============================================================================================
OTHER ASSETS IN EXCESS OF LIABILITIES (3.9%)                                             3,178
==============================================================================================
NET ASSETS (100%)                                                              $        81,546
==============================================================================================

(a)  Non-income producing security.
(b)  Issuer is in default.
(d) Security was valued at fair value -- At December 31, 2004, the Portfolio held a fair valued security valued at less than $500, representing less than 0.05% of net assets.
(e) 144A security -- certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(f) Represents the Portfolio's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan Bank, 1.10%
     to 6.875%, due 4/15/05 to 10/28/24; Federal Home Loan Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and Financial Assist Corp., 8.80%,
     due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.
(h) Variable/Floating Rate Security -- interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2004.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

EMERGING MARKETS DEBT PORTFOLIO

(n) Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2004. Maturity date disclosed is the ultimate maturity date.
@    Face Amount/Value is less than $500.

PIK Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.

FUTURES CONTRACTS:

  The Portfolio had the following futures contract(s) open at period end:

                                                   NET
                                                UNREALIZED
                NUMBER                         APPRECIATION
                  OF      VALUE   EXPIRATION  (DEPRECIATION)
               CONTRACTS  (000)      DATE          (000)
------------------------------------------------------------
SHORT:

U.S. 5 Year
Treasury Note        136  14,896    Mar-05    $           24
                                              ==============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW

MONEY MARKET PORTFOLIO

The Money Market Portfolio seeks to maximize current income and preserve capital while maintaining high levels of liquidity. Investments in shares of the Portfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PERFORMANCE

The seven day yield and seven day effective yield (which assumes an annualization of the current yield with all dividends reinvested) for the Portfolio as of December 31, 2004, were 1.96% and 1.98%, respectively. The yield quotation more closely reflects the current earnings of the Portfolio than the total return. As with all money market portfolios, the seven day yields are not necessarily indicative of future performance.

FACTORS AFFECTING PERFORMANCE

   - During the year ended December 31, 2004, favorable economic trends began to appear. Revised gross domestic product (GDP) growth for the third quarter was 4.0%. Although this was below the fourth quarter of 2003 and the first quarter of 2004, it was stronger than the 3.3% rate posted in the second quarter of this year. Job growth (as measured by non-farm payrolls), which slowed in mid 2004, appeared to regain some momentum early in the third quarter. In addition, leading economic indicators turned positive in November, after posting five consecutive months of contraction. As a result, December consumer confidence rose to its highest level in five months, well above analysts' expectations.

   - The Federal Reserve Open Market Committee (the Fed) began its current tightening cycle at its June 30 meeting. The Fed has increased its target rate for federal funds a cumulative 125 basis points over five separate meetings to 2.25% as of the December meeting. The Fed's formal risk assessment was balanced, and it has stated that increases will continue at a "measured pace." Against this backdrop, money market fund yield levels have begun rising from record lows.

MANAGEMENT STRATEGY

   - As of December 31, 2004, the Portfolio had net assets of $547 million. The average maturity of the Portfolio was 13 days.

   - In the face of steadily rising interest rates, we maintained a strategy of keeping the average maturity of the Portfolio short. This enabled us to better capitalize on interest rate increases.

   - The Portfolio seeks to maximize current income and preserve capital while maintaining liquidity by purchasing only high quality, very liquid money market securities. The Portfolio does not contain any derivative securities.

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                   EXPENSES PAID
                                                 ENDING ACCOUNT   DURING PERIOD*
                                     BEGINNING            VALUE  JULY 1, 2004 --
                                 ACCOUNT VALUE     DECEMBER 31,     DECEMBER 31,
                                  JULY 1, 2004             2004             2004
--------------------------------------------------------------------------------
CLASS A
Actual                           $    1,000.00   $     1,006.56   $         2.22
Hypothetical (5% average
annual return before expenses)        1,000.00         1,022.92             2.24

* Expenses are equal to Class A annualized net expense ratios of 0.44%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                          2004 ANNUAL REPORT

                                          December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

MONEY MARKET PORTFOLIO

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by industry, as a percentage of total investments.

Repurchase Agreements          38.6%
International Banks            16.6%
Asset Backed - Securities       7.7%
Major Banks                     4.6%
Insurance                       4.6%
Asset Backed - Automotive       4.6%
Financial Conglomerate          4.5%
Asset Backed - Diversified      4.2%
Asset Backed - Corporate        3.6%
Asset Backed - Mortgage         3.6%
Other*                          7.4%

* Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

January 2005

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS

MONEY MARKET PORTFOLIO

                                                                        FACE
                                                                      AMOUNT             VALUE
                                                                       (000)             (000)
----------------------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (4.6%)
MAJOR BANKS (4.6%)
Wells Fargo Bank NA, 2.32%, 1/14/05
  (COST $25,000)                                          $           25,000   $        25,000
==============================================================================================
COMMERCIAL PAPER (54.3%)
ASSET BACKED -- AUTOMOTIVE (4.6%)
New Center Asset Trust, 2.19%, 1/12/05                                25,000            24,983
----------------------------------------------------------------------------------------------
ASSET BACKED -- CORPORATE (3.7%)
Variable Funding Capital, 2.08%, 1/10/05                           (e)20,000            19,990
----------------------------------------------------------------------------------------------
ASSET BACKED -- DIVERSIFIED (4.2%)
CRC Funding LLC, 2.05%, 1/7/05                                     (e)23,000            22,992
----------------------------------------------------------------------------------------------
ASSET BACKED -- MORTGAGE (3.7%)
Sydney Capital Corp., 2.25%, 2/14/05                               (e)20,000            19,945
----------------------------------------------------------------------------------------------
ASSET BACKED -- SECURITIES (7.7%)
Cancara Asset Securitization Ltd., 2.23%, 1/5/05                   (e)22,000            21,994
Galaxy Funding, Inc., 2.07%, 1/28/05                               (e)20,000            19,969
----------------------------------------------------------------------------------------------
                                                                                        41,963
==============================================================================================
COMPUTER HARDWARE (2.9%)
International Business Machines Corp.,
  2.15%, 1/24/05                                                      16,000            15,978
----------------------------------------------------------------------------------------------
FINANCE -- CORPORATE (1.8%)
CIT Group, Inc., 2.19%, 1/19/05                                       10,000             9,989
----------------------------------------------------------------------------------------------
FINANCIAL CONGLOMERATE (4.6%)
General Electric Capital Corp., 2.11%, 3/21/05                        10,000             9,954
General Electric Capital Corp., 2.31%, 1/20/05                        15,000            14,982
----------------------------------------------------------------------------------------------
                                                                                        24,936
==============================================================================================
INSURANCE (4.5%)
USAA Capital Corp., 2.28%, 1/4/05                                     25,000            24,996
----------------------------------------------------------------------------------------------
INTERNATIONAL BANKS (16.6%)
Barclays U.S. Funding Corp., 2.26%, 2/22/05                           25,000            24,919
Danske Corp., 2.35%, 1/4/05                                           16,000            15,997
Deutsche Bank Financial LLC, 2.32%, 1/11/05                           25,000            24,984
UBS Finance (Delaware) LLC, 2.31%, 1/6/05                             25,000            24,991
----------------------------------------------------------------------------------------------
                                                                                        90,891
==============================================================================================
  TOTAL COMMERCIAL PAPER (COST $296,663)                                               296,663
==============================================================================================
DISCOUNT NOTE (2.7%)
U.S. GOVERNMENT & AGENCY SECURITIES (2.7%)
Federal Home Loan Bank, 2.06%, 1/14/05
  (COST $14,989)                                                      15,000            14,989
==============================================================================================
REPURCHASE AGREEMENTS (38.6%)
Bear Stearns & Co., 2.29%,
  dated 12/31/04, due 1/3/05,
  repurchase price $107,220; fully collateralized by
  U.S. government and/or agency obligations with
  coupons of 2.97% - 4.84%, maturing from
  9/1/19 - 1/1/42, valued at $109,346                                107,200           107,200
UBS Finance Securities LLC 2.25%,
  dated 12/31/04, due 1/3/05,
  repurchase price $104,020; fully collateralized by
  U.S. government and/or agency obligations with
  coupons of 3.57% - 5.81%, maturing from
  10/1/31 - 12/1/34, valued at $106,080                              104,000           104,000
----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENTS (COST $211,200)                                          211,200
==============================================================================================
TOTAL INVESTMENTS (100.2%) (COST $547,852)                                     $       547,852
==============================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.2%)                                             (986)
==============================================================================================
NET ASSETS (100%)                                                              $       546,866
==============================================================================================

(e) 144A security -- certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         2004 ANNUAL REPORT

                                         December 31, 2004

INVESTMENT OVERVIEW

MUNICIPAL MONEY MARKET PORTFOLIO

The Municipal Money Market Portfolio seeks to maximize current tax-exempt income and preserve capital. Investments in shares of the Portfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve its net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

PERFORMANCE

The seven-day yield and seven-day effective yield (assuming an annualized current yield with all dividends reinvested) for the Portfolio as of December 31, 2004, were 1.62% and 1.63%, respectively. The seven-day taxable-equivalent yield and the seven-day taxable-equivalent effective yield for the Portfolio as of December 31, 2004 (assuming the maximum Federal income tax rate of 35%) were
2.49 and 2.51%, respectively. The seven-day yields are not necessarily indicative of future performance.

FACTORS AFFECTING PERFORMANCE

   - Tax-free money-market yields were dominated by typical seasonal events in the first half of 2004, as opposed to any shift in market expectations. Beginning in June, five consecutive increases to the Federal Funds target rate, and the anticipation of more to come, pushed short-term tax-exempt yields to their highest levels in two years. Subsequently, yields for both fixed-rate and variable-rate municipal money-market instruments registered further sharp increases. The Bond Buyer One Year Note Index, an indicator for the tax-free money market, increased from 1.60% to 2.08% between the end of June and the end of December.

   - At the same time, yields for daily and weekly variable-rate demand obligations (VRDOs) rose even more dramatically. Yields for weekly VRDOs increased from 1.05% in late June to 1.99% in late December. The year closed with daily and weekly VRDO yields at more attractive levels as the market faced its traditional seasonal cash outflows.

MANAGEMENT STRATEGIES

   - Our asset allocation strategy heavily favored VRDOs and short-maturity commercial paper, and the Portfolio's weighted average maturity (WAM) moved lower. We were largely cautious in managing the Portfolio's fixed-rate investment during the period, tending to avoid the one-year segment of the money market in anticipation of further yield increases there. As a result, the Portfolio ended the period with a WAM somewhat lower than has historically been the case at this point in the year. The rising rate environment, coupled with existing municipal budgetary pressures, called for greater restraint in managing maturity. At the end of December, the Portfolio's average maturity was nine days.

   - We expect the pace of economic activity during 2005 to begin to reflect some improvement as the economy responds to stimulative monetary policy and fiscal conditions. Barring any significant geo-political activity in the world, we believe that consumer and business confidence should continue to improve, producing meaningful economic expansion. Such an economic environment, in our experience, normally leads to moderately higher levels of short-term interest rates, which could become more evident during the second half of 2005.

EXPENSE EXAMPLES

As a shareholder of the Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2004 and held for the entire six-month period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT OVERVIEW (CONT'D)

MUNICIPAL MONEY MARKET PORTFOLIO

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                   EXPENSES PAID
                                                 ENDING ACCOUNT   DURING PERIOD*
                                     BEGINNING            VALUE  JULY 1, 2004 --
                                 ACCOUNT VALUE     DECEMBER 31,     DECEMBER 31,
                                  JULY 1, 2004             2004             2004
--------------------------------------------------------------------------------
CLASS A
Actual                           $    1,000.00   $     1,005.05   $         2.22
Hypothetical (5% average
annual return before expenses)        1,000.00         1,022.92             2.24

* Expenses are equal to Class A annualized net expense ratios of 0.44%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Portfolio's holdings by industry, as a percentage of total investments.

Commercial Paper                 16.6%
Daily Variable Rate Bonds        10.5%
Weekly Variable Rate Bonds       72.9%

January 2005

                                         2004 ANNUAL REPORT

                                         December 31, 2004

PORTFOLIO OF INVESTMENTS

MUNICIPAL MONEY MARKET PORTFOLIO

                                                                   AMORTIZED
                                                                        COST             VALUE
                                                                       (000)             (000)
----------------------------------------------------------------------------------------------
TAX-EXEMPT INSTRUMENTS (104.4%)
FIXED RATE INSTRUMENTS (17.4%)
COMMERCIAL PAPER (17.4%)
Burke County Development Authority, Georgia,
  Oglethorpe Power Corp., Ser. 1998 B (Ambac),
  1.83%, 1/26/05                                          $            7,000   $         7,000
Burke County Development Authority, Georgia,
  Oglethorpe Power Corp., Ser. 1998 B (Ambac),
  1.85%, 1/18/05                                                       7,000             7,000
Jacksonville, Florida, Ser. A, 1.80%, 1/20/05                          9,500             9,500
Jacksonville, Florida, Ser. A, 1.83%, 2/23/05                          7,000             7,000
King County, Washington, Sewer, Ser. A,
  1.83%, 1/24/05                                                       5,000             5,000
Las Vegas Valley Water District, Nevada, Water, Ser.
  2004 A, 1.82%, 1/25/05                                               6,000             6,000
Montgomery County Industrial Development Authority,
  Pennsylvania, PECO Energy Co., Ser. 1994 A,
  1.84%, 1/19/05                                                       8,400             8,400
Rochester, Minnesota, Mayo Foundation/Mayo
  Medical Center, Ser. 2001B, 1.88%, 1/13/05                           5,000             5,000
San Antonio, Texas, Electric & Gas, Ser. 1995 A,
  1.82%, 1/11/05                                                       5,000             5,000
San Antonio, Texas, Electric & Gas, Ser. 1995 A,
  1.82%, 1/21/05                                                       5,000             5,000
San Antonio, Texas, Water System, Ser. 2001 A,
  1.85%, 1/21/05                                                       5,000             5,000
Texas Public Finance Authority, Unemployment
  Compensation, Ser. 2003 C-1, 1.80%, 1/19/05                          5,000             5,000
Texas Tech University System, Ser. A,
  1.85%, 1/18/05                                                       3,256             3,256
----------------------------------------------------------------------------------------------
                                                                                        78,156
==============================================================================================
VARIABLE/FLOATING RATE INSTRUMENTS (87.0%)
DAILY VARIABLE RATE BONDS (10.9%)
Breckinridge County, Kentucky, Kentucky
  Association of Counties Leasing Trust, 2002
  Ser. A, 2.20%, 2/1/32                                                2,395             2,395
California Health Facilities Financing Authority,
  Adventist Health System/West, Ser. 2002 B,
  2.20%, 9/1/25                                                        2,100             2,100
Collier County Health Facilities Authority, Florida,
  Cleveland Clinic Health System, Ser. 2003  C-1,
  2.19%, 1/1/35                                                          200               200
Cuyahoga County, Ohio, Cleveland Clinic Health System,
  Ser. 2004 B, 2.27%, 1/1/39                                           3,000             3,000
Harris County Health Facilities Development Corp., Texas,
  Methodist Hospital, Ser. 2002, 2.20%, 12/1/32                       13,200            13,200
Illinois Health Facilities Authority, Northwestern
  Memorial Hospital, Subser. 2004 B-1,
  2.19%, 8/15/38                                                       3,600             3,600
Illinois Finance Authority, Northwestern Memorial
  Hospital, Ser. B-2, 2.15%, 8/15/38                                   1,100             1,100
Jackson County, Mississippi; Pollution Control
  Revenue Bonds, Chevron USA, Inc. Project, Ser.
  1993, 2.15%, 6/1/23                                                    100               100
Los Angeles Department of Water & Power, California,
  Water System, 2001 Subser. B-2, 2.15%, 7/1/35                          800               800
Metropolitan Government of Nashville & Davidson
  County Health & Educational Facilities Board,
  Tennessee, Vanderbilt University, Ser. 2002 B,
  2.15%, 10/1/32                                          $            5,675   $         5,675
Mount Vernon, Indiana, Pollution Control & Solid
  Waste Disposal General Electric Co., Ser. 2004,
  2.10%, 12/1/14                                                       5,000             5,000
New York City Municipal Water Finance Authority,
  Ser. F-1, 2.20%, 6/15/33                                               250               250
New York City Transitional Finance Authority, NY,
  Recovery, Fiscal 2003 Ser. 1, 2.20%, 11/1/22                           500               500
Salt Lake County, Utah, Service Station Holdings, British
  Petroleum, Ser. 1994 B, 2.19%, 8/1/07                                3,000             3,000
Uinta County, Wyoming, Chevron USA, Inc., Ser. 1993,
  2.15%, 8/15/20                                                       1,100             1,100
University of Missouri, Ser. 2000 B, 2.19%, 11/1/30                      400               400
University of Missouri, Systems Facilities, Ser. A,
  2.19%, 11/1/31                                                       2,055             2,055
Ward County, North Dakota, Trinity Obligated Group, Ser.
  2002 A, 2.27%, 7/1/29                                                4,155             4,155
Weber County, Utah, IHC Health Services, Inc., Ser
  2000 B, 2.20%, 2/15/32                                                 600               600
----------------------------------------------------------------------------------------------
                                                                                        49,230
==============================================================================================
WEEKLY VARIABLE RATE BONDS (76.1%)
American Public Energy Agency, Nebraska, National
  Public Gas Agency, 2003 Ser. A, 2.015%, 2/1/14                      16,100            16,100
Arizona Health Facilities Authority, Northern Arizona
  Healthcare, Ser. 1996 B (MBIA), 2.00%, 10/1/26                       6,850             6,850
Bexar County Housing Finance Corp., Texas, Multi-Family
  PT-2082, 2.03%, 1/20/10                                              1,000             1,000
Broward County Health Facilities Authority, Florida,
  Henderson Mental Health Center, Ser. 2004,
  2.05%, 7/1/29                                                        5,100             5,100
California, Ser. A-9, 1.97%, 5/1/34                                    3,400             3,400
Centerra Metropolitan District No. 1, Colorado, Ser.
  2004, 2.02%, 12/1/29                                                 7,100             7,100
Central Washington University Housing System,
  Washington, Ser. 2002 ROCs R-2121 (FGIC),
  2.04%, 5/1/21                                                        4,195             4,195
Charlotte, North Carolina, Convention Facility, Ser.
  2003 B COPs, 2.05%, 12/1/21                                          9,950             9,950
Chicago Board of Education, Illinois, Ser. 2000 B
  (FSA), 2.00%, 3/1/32                                                 3,110             3,110
Chicago Board of Education, Illinois, Ser. 2004 D
  (FSA), 2.01%, 3/1/23                                                 7,030             7,030
Chicago, Illinois, Ser. 1997, 1.95%, 1/1/12                              990               990
Clarksville Public Building Authority, Tennessee,
  Pooled Financing, Ser. 1994, 2.00%, 6/1/24                           4,310             4,310
Cobb County Housing Authority, Georgia, Tamarron
  Apartments Project, Ser. 2003, 2.00%, 3/1/24                         4,820             4,820
Colorado Health Facilities Authority, Catholic Health
  Initiatives, Ser. 2004 B-4, 1.95%, 3/1/23                           15,100            15,100
Dayton City School District, Ohio, Ser. 2003-A P-
  FLOATs SG-173 (FGIC), 2.02%, 12/1/31                                 7,530             7,530
DeKalb County Housing Authority, Georgia,
  Multifamily Housing Post Brook, Ser. 1995,
  2.00%, 6/1/25                                                        4,000             4,000

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2004 ANNUAL REPORT

December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

MUNICIPAL MONEY MARKET PORTFOLIO

                                                                   AMORTIZED
                                                                        COST             VALUE
                                                                       (000)             (000)
----------------------------------------------------------------------------------------------
VARIABLE/FLOATING RATE INSTRUMENTS (CONT'D)
WEEKLY VARIABLE RATE BONDS (CONT'D)
Denver Urban Renewal Authority, Colorado,
  Stapleton Senior Tax Increment, Ser. PT-999,
  2.08%, 10/07/06                                         $            3,000   $         3,000
Dyer, Indiana, Regency Place of Dyer, Ser. 1992 A
  TOBs (FHA), 2.17%, 8/1/12                                            2,655             2,655
Fulton County Development Authority, Georgia,
  Morehouse College, Ser. 1997, 1.99%, 8/1/17                          3,010             3,010
Georgia, PUTTERs, Ser. 440, 2.01%, 5/1/10                              2,995             2,995
Hamilton County, Ohio, Twin Towers and Twin
  Lakes, Ser. 2003 A, 2.02%, 7/1/23                                    3,500             3,500
Houston, Texas, Combined Utility System, MERLOTS Ser.
  C-13 (MBIA), 2.06%, 5/15/25                                          2,995             2,995
Houston, Texas, Combined Utility System, MERLOTS Ser.
  C-17 (MBIA), 2.06%, 5/15/26                                          3,000             3,000
Illinois Finance Authority, Northwestern University, Ser.
  2004 B, 1.97%, 12/1/34                                               8,500             8,500
Illinois Housing Development Authority, Village Center
  Development, Ser. 2004, 1.99%, 3/1/20                                7,000             7,000
Illinois, PUTTERs, Ser. 409, 2.03%, 3/1/12                             1,990             1,990
Indiana Transportation Finance Authority, Highway,
  Ser. CDC 2004-5 (FGIC), 2.03%, 12/1/18                               2,770             2,770
Indiana Transportation Finance Authority, MERLOTs Ser.
  B-21 (FGIC), 2.06%, 12/1/22                                          2,100             2,100
Jackson Energy Authority, Tennessee, Water System, Ser.
  2002 (FSA), 2.00%, 12/1/23                                           5,210             5,210
JEA, Florida, Water & Sewer System, PUTTERS,
  Ser. 408 (FGIC), 2.03%, 10/1/11                                      2,715             2,715
Kansas Department of Transportation, Highway,
  Ser. 2004 C-4, 1.95%, 9/1/24                                        18,600            18,600
Louisiana Public Facilities Authority,
  College & University Equipment, Ser. A (FGIC),
  2.00%, 9/1/10                                                        4,400             4,400
Massachusetts Bay Transportation Authority, Ser.
  2000, 1.95%, 3/1/30                                                  4,750             4,750
Massachusetts Development Finance Agency, The
  Institute of Contemporary Art, Ser. 2004 A,
  1.99%, 7/1/34                                                        7,000             7,000
Miami-Dade County School Board, Florida, COPs Floater-
  TRs, Ser. 2004 L29 (MBIA), 2.05%, 8/1/27                             6,285             6,285
Minneapolis, Minnesota, Guthrie Theater on the River,
  Ser. 2003 A, 2.00%, 10/1/23                                          7,000             7,000
Mississippi Hospital Equipment & Facilities
  Authority, Baptist Memorial Health Care, Ser. PA-
  1276, 2.04%, 9/1/24                                                 13,125            13,125
Missouri State Health & Educational Facilities
  Authority, Stowers Institute, Ser. 2002 (MBIA),
  2.00%, 7/1/36                                                        6,700             6,700
Mobile Industrial Development Board, Alabama, Holnam
  Inc., Ser. 1999 B, 1.98%, 6/1/32                                     1,700             1,700
Municipal Securities Pooled Trust Receipts, Various
  States, Ser. 2004 SG P-18, 2.14%, 1/1/35                             5,545             5,545
Nebraska Public Power District, Ser. 2003 A Eagle
  #20041016 Class A (Ambac), 2.04%, 1/1/35                             5,335             5,335
New York City Industrial Development Agency,
  Bryant Park LLC, Ser. A, 2.03%, 11/1/39                              5,000             5,000
North Carolina Capital Facilities Finance Agency,
  Barton College, Ser. 2004, 2.02%, 7/1/19                             2,000             2,000
North Carolina Medical Care Commission,
  Firsthealth of the Carolinas, Ser. 2002,
  1.97%, 10/1/32                                          $            9,500   $         9,500
North Carolina Medical Care Commission, Mission-
  St. Joseph's Health System, Ser. 2003,
  2.05%, 10/1/18                                                       6,135             6,135
North East Independent School District, Texas,
  PUTTERs, Ser. 393 (PSFG), 2.03%, 2/1/12                              5,790             5,790
Orange County Industrial Development Authority,
  Florida, Independent Blood & Tissue Services of
  Florida, Ser. 2002, 2.00%, 10/1/27                                   3,290             3,290
Palm Beach County, Florida, Hospice of Palm Beach
  County, Inc., Ser. 2001, 2.00%, 10/1/31                              4,600             4,600
Pennsylvania Turnpike Commission, 2002 Ser. A-2,
  2.00%, 12/1/30                                                      13,000            13,000
Private Colleges & Universities Authority,
  Georgia, Emory University, Ser. 2001 B, 1.95%, 9/1/33                4,610             4,610
Rhode Island Convention Center Authority, Refunding,
  Ser. 2001 A (MBIA), 1.95%, 5/15/27                                  10,300            10,300
Sayre Health Care Facilities Authority,
  Pennsylvania, VHA of Pennsylvania, Inc.,
  Capital Asset Financing, Ser 1985 B (AMBAC),
  2.02%, 12/1/20                                                       1,400             1,400
South Carolina Jobs Economic Development Authority,
  Burroughs & Chapin Business Park, Ser. 2002,
  2.05%, 5/1/32                                                          700               700
University of Texas, Permanent University Fund,
  PUTTERs, Ser. 411, 2.03%, 1/1/12                                     2,845             2,845
Utah County, Utah, IHC Health Services, Inc., Ser.
  2002 B, 2.00%, 5/15/35                                               1,500             1,500
Virginia Public Building Authority, ROCs R-6027,
  2.04%, 8/1/14                                                        2,000             2,000
Washington County Authority, Pennsylvania, The
  Trustees of the University of Pennsylvania, Ser.
  2004, 1.96%, 7/1/34                                                 13,300            13,300
Williamsburg, Kentucky, Cumberland College, Ser.
  2002, 1.99%, 9/1/32                                                  9,345             9,345
Wilmot Union High School District, Wisconsin, Ser. PT-
  2275 (FSA), 2.03%, 3/1/23                                            5,205             5,205
York County School District No 4, South Carolina,
  Fort Mill, Ser. 2004 F TOCs, 2.03%, 4/16/12                          5,870             5,870
Yorkville United City Special Service Area 2004-106,
  Illinois, Ser. 2004, 2.01%, 3/1/34                                   3,000             3,000
----------------------------------------------------------------------------------------------
                                                                                       341,855
==============================================================================================
                                                                                       391,085
==============================================================================================
  TOTAL TAX-EXEMPT INSTRUMENTS (COST $469,241)                                         469,241
==============================================================================================
TOTAL INVESTMENTS (104.4%) (COST $469,241)                                             469,241
==============================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS (-4.4%)                                          (19,923)
==============================================================================================
NET ASSETS (100%)                                                              $       449,318
==============================================================================================

AMBAC  Ambac Assurance Corp.
FGIC   Financial Guaranty Insurance Co.
FHA    Federal Housing Administration
FSA    Financial Security Assurance Inc.
MBIA   MBIA Insurance Corp.
PSFG   Permanent School Fund Guaranteed

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         2004 ANNUAL REPORT

                                         December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)

MUNICIPAL MONEY MARKET PORTFOLIO

                   SUMMARY OF TAX-EXEMPT INSTRUMENTS BY STATE
                                   (UNAUDITED)

                                                          AMORTIZED     PERCENT
                                                               COST      OF NET
STATE                                                         (000)      ASSETS
-------------------------------------------------------------------------------
Texas                                                     $  52,086        11.6%
Florida                                                      38,690         8.6
Illinois                                                     36,320         8.1
Pennsylvania                                                 36,100         8.0
Georgia                                                      33,435         7.4
North Carolina                                               27,585         6.1
Colorado                                                     25,200         5.6
Nebraska                                                     21,435         4.8
Kansas                                                       18,600         4.1
Tennessee                                                    15,195         3.4
Ohio                                                         14,030         3.1
Mississippi                                                  13,225         2.9
Indiana                                                      12,525         2.8
Minnesota                                                    12,000         2.7
Massachusetts                                                11,750         2.6
Kentucky                                                     11,740         2.6
Rhode Island                                                 10,300         2.3
Washington                                                    9,195         2.1
Missouri                                                      9,155         2.0
Arizona                                                       6,850         1.5
South Carolina                                                6,570         1.5
California                                                    6,300         1.4
Nevada                                                        6,000         1.3
New York                                                      5,750         1.3
Delaware                                                      5,545         1.2
Wisconsin                                                     5,205         1.2
Utah                                                          5,100         1.1
Louisiana                                                     4,400         1.0
North Dakota                                                  4,155         0.9
Virginia                                                      2,000         0.5
Alabama                                                       1,700         0.4
Wyoming                                                       1,100         0.3
-------------------------------------------------------------------------------
                                                          $ 469,241       104.4%
===============================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2004 ANNUAL REPORT

December 31, 2004

STATEMENTS OF ASSETS AND LIABILITIES

                                                     ACTIVE INTERNATIONAL        EMERGING         EUROPEAN          GLOBAL
                                                               ALLOCATION         MARKETS      REAL ESTATE       FRANCHISE
                                                                PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                                    (000)           (000)            (000)           (000)
--------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in Securities of Unaffiliated
    Issuers, at Cost:                                $            561,068    $  1,090,651     $     35,616    $     45,141
  Investment in Security of Affiliated Issuer,
    at Cost:                                                           --           3,415               --              --
  Foreign Currency, at Cost:                                        6,765           2,093                7              33
==========================================================================================================================
  Investments in Securities of Unaffiliated
    Issuers, at Value:(1)                                         636,355       1,389,075           51,380          62,938
  Investment in Security of Affiliated
    Issuer, at Value:                                                  --           7,712               --              --
  Foreign Currency, at Value:                                       6,877           2,098                7              33
  Cash                                                                  1              --                1             @--
  Due from Broker                                                   8,192              --               --              --
  Receivable for Portfolio Shares Sold                                442           4,405               85              --
  Receivable for Investments Sold                                      --           2,027               --              --
  Unrealized Appreciation on Foreign Currency
    Exchange Contracts                                              2,757              --               --              --
  Foreign Withholding Tax Reclaim Receivable                           45             411               44             119
  Dividends Receivable                                                546           2,636               51             129
  Interest Receivable                                                   4             112              @--             @--
  Other Assets                                                         16              33                1               2
--------------------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                  655,235       1,408,509           51,569          63,221
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Collateral on Securities Loaned, at Value                       (66,163)        (69,758)              --              --
  Unrealized Depreciation on Foreign Currency
    Exchange Contracts                                             (1,606)         (4,664)              --            (869)
  Payable for Investments Purchased                                (2,908)         (1,555)              --             (55)
  Payable for Portfolio Shares Redeemed                              (149)         (7,138)             (22)             --
  Investment Advisory Fees Payable                                   (808)         (3,607)             (73)           (105)
  Bank Overdraft Payable                                               --            (124)              --              --
  Payable for Administration Fees                                     (40)            (89)              (4)             (5)
  Payable for Custodian Fees                                          (36)           (172)             (11)             (6)
  Directors' Fees and Expenses Payable                                (17)            (69)              (1)             (1)
  Distribution Fees, Class B                                           (2)            (39)              (1)             (2)
  Deferred Country Taxes                                               --            (666)              --              --
  Other Liabilities                                                   (32)            (75)             (10)            (14)
--------------------------------------------------------------------------------------------------------------------------
    TOTAL LIABILITIES                                             (71,761)        (87,956)            (122)         (1,057)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                           $            583,474    $  1,320,553     $     51,447    $     62,164
==========================================================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                      $            603,631    $  1,238,996     $     36,278    $     44,060
Undistributed (Distributions in Excess of)
    Net Investment Income                                           2,454          (3,455)            (293)            287
Accumulated Net Realized Gain (Loss)                             (100,301)       (212,177)            (308)            863
Unrealized Appreciation (Depreciation) on:
Investments                                                        75,287         301,780*          15,763          17,797
  oreign Currency Exchange Contracts and
    Translations                                                    1,292          (4,591)               7            (843)
Futures Contracts                                                   1,111              --               --              --
==========================================================================================================================
    NET ASSETS                                       $            583,474    $  1,320,553     $     51,447    $     62,164
==========================================================================================================================
CLASS A:
NET ASSETS                                           $            580,851    $  1,249,299     $     50,620    $     58,223
SHARES OUTSTANDING $0.01 par value shares of
    beneficial interest (500,000,000 shares
    authorized) (not in 000's)                                 53,017,626      65,394,891        2,306,303       3,849,941
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE                                    $              10.96    $      19.10     $      21.95    $      15.12
==========================================================================================================================
CLASS B:
NET ASSETS                                           $              2,623    $     71,254     $        827    $      3,941
SHARES OUTSTANDING $0.01 par value shares of
    beneficial interest (500,000,000 shares
    authorized) (not in 000's)                                    235,700       3,769,982           37,525         262,568
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE                                    $              11.13    $      18.90     $      22.04    $      15.01
==========================================================================================================================
(1) INCLUDING:
      Repurchase Agreements, at Value:               $             78,384    $     51,370     $      2,048    $      2,248
      Securities on Loan, at Value:                                62,888          67,299               --              --
==========================================================================================================================
    Net of $941 Deferred Country Tax.

@    Amount is less than $500.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

STATEMENTS OF ASSETS AND LIABILITIES

                                                        GLOBAL
                                                         VALUE    INTERNATIONAL    INTERNATIONAL    INTERNATIONAL
                                                        EQUITY           EQUITY           MAGNUM        SMALL CAP
                                                     PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                         (000)            (000)            (000)            (000)
-----------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in Securities of Unaffiliated
    Issuers, at Cost:                            $      82,572    $   7,417,903    $      88,177    $     916,740
  Foreign Currency, at Cost:                                --          190,589               55                5
=================================================================================================================
  Investments in Securities of Unaffiliated
    Issuers, at Value:(1)                               99,258        9,139,947          105,371        1,277,037
  Foreign Currency, at Value:                               --          192,695               56                5
  Cash                                                       7                1              @--              @--
  Due from Broker                                           --               --            1,953               --
  Receivable for Portfolio Shares Sold                      63           25,994               42            1,207
  Receivable for Investments Sold                           --              634                5              352
  Unrealized Appreciation on Foreign Currency
    Exchange Contracts                                      --            2,523              540              @--
  Foreign Withholding Tax Reclaim Receivable                61            1,163               55              910
  Dividends Receivable                                     133            7,722               86            1,238
  Interest Receivable                                      @--                3              @--              @--
  Other Assets                                               3              234                3               39
-----------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                        99,525        9,370,916          108,111        1,280,788
-----------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Collateral on Securities Loaned, at Value                 --       (1,058,940)         (10,703)              --
  Unrealized Depreciation on Foreign Currency
    Exchange Contracts                                      --           (3,375)            (407)              (4)
  Payable for Investments Purchased                         --           (1,228)              --           (1,019)
  Payable for Portfolio Shares Redeemed                   (189)         (16,086)             (17)            (449)
  Investment Advisory Fees Payable                        (175)         (15,531)            (153)          (2,984)
  Payable for Administration Fees                           (8)            (567)              (8)             (89)
  Payable for Custodian Fees                                (8)            (315)             (17)             (77)
  Directors' Fees and Expenses Payable                      (8)            (199)             (10)             (18)
  Distribution Fees, Class B                               (18)            (593)              (1)              --
  Other Liabilities                                        (16)            (198)             (28)             (65)
-----------------------------------------------------------------------------------------------------------------
    TOTAL LIABILITIES                                     (422)      (1,097,032)         (11,344)          (4,705)
-----------------------------------------------------------------------------------------------------------------
NET ASSETS                                       $      99,103    $   8,273,884    $      96,767    $   1,276,083
=================================================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                  $      84,515    $   6,532,781    $      93,268    $     896,082
Undistributed (Distributions in Excess of) Net
  Investment Income                                         (8)          (6,123)             257           (2,567)
Accumulated Net Realized Gain (Loss)                    (2,103)          23,504          (14,228)          22,099
Unrealized Appreciation (Depreciation) on:
Investments                                             16,686        1,722,044           17,194          360,297
Foreign Currency Exchange Contracts and
  Translations                                              13            1,678              146              172
Futures Contracts                                           --               --              130               --
=================================================================================================================
    NET ASSETS                                   $      99,103    $   8,273,884    $      96,767    $   1,276,083
=================================================================================================================
CLASS A:
NET ASSETS                                       $      68,505    $   7,200,606    $      94,162    $   1,276,083
SHARES OUTSTANDING $0.01 par value shares of
    beneficial interest (500,000,000 shares
    authorized) (not in 000's)                       3,846,584      343,072,956        7,956,605       50,818,493
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE                                      $       17.81    $       20.99    $       11.83    $       25.11
=================================================================================================================
CLASS B:
NET ASSETS                                       $      30,598    $   1,073,278    $       2,605    $          --
SHARES OUTSTANDING $0.01 par value shares of
    beneficial interest (500,000,000 shares
    authorized) (not in 000's)                       1,734,260       51,470,006          220,665               --
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE                                      $       17.64    $       20.85    $       11.80    $          --
=================================================================================================================
(1) INCLUDING:
      Repurchase Agreements, at Value:           $       3,766    $      55,914    $       5,973    $       3,389
      Securities on Loan, at Value:                         --        1,006,675           10,169               --
=================================================================================================================

@    Amount is less than $500.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2004 ANNUAL REPORT

December 31, 2004

STATEMENTS OF ASSETS AND LIABILITIES

                                                                           EQUITY           FOCUS    SMALL COMPANY        U.S. REAL
                                                                           GROWTH          EQUITY           GROWTH           ESTATE
                                                                        PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                                            (000)           (000)            (000)            (000)
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in Securities of Unaffiliated Issuers, at Cost:       $     683,355   $      55,015    $   1,155,878    $     771,955
===================================================================================================================================
  Investments in Securities of Unaffiliated Issuers, at Value:(1)         760,462          61,081        1,377,829        1,244,246
  Cash                                                                          1               1            1,943              233
  Receivable for Portfolio Shares Sold                                        667              51            2,440            2,201
  Receivable for Investments Sold                                          37,801             322            1,473            4,200
  Dividends Receivable                                                        322              19              111            6,706
  Interest Receivable                                                           1             @--                3                1
  Other Assets                                                                 26               2               35               36
-----------------------------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                          799,280          61,476        1,383,834        1,257,623
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for Investments Purchased                                        (8,118)             --           (5,026)          (1,880)
  Payable for Portfolio Shares Redeemed                                   (32,765)             --          (10,209)          (6,317)
  Investment Advisory Fees Payable                                         (1,126)           (110)          (3,033)          (2,292)
  Payable for Administration Fees                                             (58)             (5)             (93)             (87)
  Payable for Custodian Fees                                                  (11)             (3)             (13)             (10)
  Directors' Fees and Expenses Payable                                        (46)             (8)             (12)             (21)
  Distribution Fees, Class B                                                 (133)             (5)            (405)             (80)
  Other Liabilities                                                           (33)            (29)             (34)             (38)
-----------------------------------------------------------------------------------------------------------------------------------
    TOTAL LIABILITIES                                                     (42,290)           (160)         (18,825)         (10,725)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                          $     756,990   $      61,316    $   1,365,009    $   1,246,898
===================================================================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                     $     797,087   $      87,821    $   1,171,895    $     739,534
Undistributed (Distributions in Excess of) Net Investment Income              894              90               --              (21)
Accumulated Net Investment Loss                                                --              --             (134)              --
Accumulated Net Realized Gain (Loss)                                     (118,098)        (32,661)         (28,703)          35,094
Unrealized Appreciation (Depreciation) on:
Investments                                                                77,107           6,066          221,951          472,291
===================================================================================================================================
    NET ASSETS                                                      $     756,990   $      61,316    $   1,365,009    $   1,246,898
===================================================================================================================================
CLASS A:
NET ASSETS                                                          $     554,097   $      52,757    $     651,276    $   1,097,718
SHARES OUTSTANDING $0.01 par value shares of beneficial interest
    (500,000,000 shares authorized) (not in 000's)                     32,817,608       4,191,468       52,101,905       47,300,320
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE            $       16.88   $       12.59    $       12.50    $       23.21
===================================================================================================================================
CLASS B:
NET ASSETS                                                          $     202,893   $       8,559    $     713,733    $     149,180
SHARES OUTSTANDING $0.01 par value shares of beneficial interest
    (500,000,000 shares authorized) (not in 000's)                     12,168,487         693,675       59,374,837        6,474,615
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE            $       16.67   $       12.34    $       12.02    $       23.04
===================================================================================================================================
(1) INCLUDING:
      Repurchase Agreements, at Value:                              $      10,639   $       1,175    $      57,239    $      17,343
===================================================================================================================================

@   Amount is less than $500.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         2004 ANNUAL REPORT

                                         December 31, 2004

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                         EMERGING                         MUNICIPAL
                                                                                          MARKETS            MONEY            MONEY
                                                                     VALUE EQUITY            DEBT           MARKET           MARKET
                                                                        PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                                            (000)           (000)            (000)            (000)
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in Securities of Unaffiliated Issuers, at Cost:       $     146,443   $      75,885    $     547,852    $     469,241
  Foreign Currency, at Cost:                                                   --              13               --               --
===================================================================================================================================
  Investments in Securities of Unaffiliated Issuers, at Value:(1)         165,857          78,368          547,852          469,241
  Foreign Currency, at Value:                                                  --              15               --               --
  Cash                                                                          1               1               31               11
  Due from Broker                                                              --             466               --               --
  Receivable for Portfolio Shares Sold                                         36              74               --               --
  Receivable for Investments Sold                                             357           1,613               --              120
  Dividends Receivable                                                        191              --               --               --
  Interest Receivable                                                         @--           1,433               21              972
  Other Assets                                                                  6               2               19               16
-----------------------------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                          166,448          81,972          547,923          470,360
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for Investments Purchased                                            --            (259)              --          (20,263)
  Payable for Portfolio Shares Redeemed                                       (29)             --               --               --
  Dividends Declared                                                           --              --             (465)            (308)
  Investment Advisory Fees Payable                                           (203)           (134)            (430)            (344)
  Payable for Administration Fees                                             (12)             (7)             (26)             (22)
  Payable for Custodian Fees                                                   (5)             (5)              (4)             @--
  Directors' Fees and Expenses Payable                                        (10)             (7)            (103)             (57)
  Distribution Fees, Class B                                                  (44)            @--               --               --
  Other Liabilities                                                           (18)            (14)             (29)             (48)
-----------------------------------------------------------------------------------------------------------------------------------
    TOTAL LIABILITIES                                                        (321)           (426)          (1,057)         (21,042)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                          $     166,127   $      81,546    $     546,866    $     449,318
===================================================================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                     $     153,104   $     165,480    $     546,836    $     449,299
Undistributed (Distributions in Excess of) Net Investment Income              (10)           (503)              30               19
Accumulated Net Realized Gain (Loss)                                       (6,381)        (85,940)             @--              @--
Unrealized Appreciation (Depreciation) on:
Investments                                                                19,414           2,483               --               --
Foreign Currency Translations                                                  --               2               --               --
Futures Contracts                                                              --              24               --               --
===================================================================================================================================
    NET ASSETS                                                      $     166,127   $      81,546    $     546,866    $     449,318
===================================================================================================================================
CLASS A:
NET ASSETS                                                          $      90,938   $      81,109    $     546,866    $     449,318
SHARES OUTSTANDING $0.01 par value shares of beneficial interest
    (500,000,000 shares authorized for Value Equity Portfolio and
    Emerging Market Debt Portfolio) (4,000,000,000 shares
    authorized for Money Market Portfolio and Municipal Money
    Market Portfolio) (not in 000's)                                    8,645,567      22,275,638      547,012,269      449,299,194
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE            $       10.52   $        3.64    $        1.00    $        1.00
===================================================================================================================================
CLASS B:
NET ASSETS                                                          $      75,189   $         437    $          --    $          --
SHARES OUTSTANDING $0.01 par value shares of beneficial interest
    (unlimited number of shares authorized) (not in 000's)              7,151,159         117,351               --               --
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE            $       10.51   $        3.72    $          --    $          --
===================================================================================================================================
(1) INCLUDING:
      Repurchase Agreements, at Value:                              $       6,857   $         238    $     211,200    $          --
===================================================================================================================================

@    Amount is less than $500.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2004 ANNUAL REPORT

December 31, 2004

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2004

                                                                  ACTIVE                    EUROPEAN                    GLOBAL
                                                           INTERNATIONAL     EMERGING           REAL       GLOBAL        VALUE
                                                              ALLOCATION      MARKETS         ESTATE    FRANCHISE       EQUITY
                                                               PORTFOLIO    PORTFOLIO      PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                                   (000)        (000)          (000)        (000)        (000)
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends from Securities of Unaffiliated Issuers        $       9,176    $  26,691      $   1,153    $   2,083    $   2,131
  Dividends from Affiliated Issuer                                    --          572             --           --           --
  Interest                                                         1,081        2,619             23           28           58
  Less: Foreign Taxes Withheld                                      (990)      (1,732)          (147)        (179)        (129)
------------------------------------------------------------------------------------------------------------------------------
    Total Investment Income                                        9,267       28,150          1,029        1,932        2,060
------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees (Note B)                                2,901       13,384            269          548          692
  Administration Fees (Note C)                                       622        1,509             51          103          130
  Custodian Fees (Note E)                                            239        1,085             74           43           46
  Directors' Fees and Expenses                                         8           24              1            1            2
  Bank Overdraft Expense                                             @--           21            @--            4          @--
  Professional Fees                                                   48          138             25           25           34
  Shareholder Reporting Fees                                          93          122              5           31            9
  Distribution Fees on Class B Shares (Note D)                         9          142              3            9           75
  Other Expenses                                                      86           85             39           42           46
------------------------------------------------------------------------------------------------------------------------------
    Total Expenses                                                 4,006       16,510            467          806        1,034
------------------------------------------------------------------------------------------------------------------------------
  Waiver of Investment Advisory Fees (Note B)                       (424)          --           (127)        (109)         (68)
------------------------------------------------------------------------------------------------------------------------------
    Net Expenses                                                   3,582       16,510            340          697          966
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       5,685       11,640            689        1,235        1,094
------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS):
  Investments Sold                                                10,584      123,143*         3,825        7,856        5,902
  Foreign Currency Transactions                                    5,695         (610)             2         (811)          36
  Futures Contracts                                                4,921           --             --           --           --
------------------------------------------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                                      21,200      122,533          3,827        7,045        5,938
------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
  Investments                                                     51,179      112,023**       10,115          725        4,960
  Foreign Currency Exchange Contracts and Translations               165       (4,597)           (24)        (409)         (29)
  Futures Contracts                                                 (259)          --             --           --           --
------------------------------------------------------------------------------------------------------------------------------
    Net Change in Unrealized Appreciation (Depreciation)          51,085      107,426         10,091          316        4,931
------------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN
   UNREALIZED APPRECIATION (DEPRECIATION)                         72,285      229,959         13,918        7,361       10,869
------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from
      Operations                                           $      77,970    $ 241,599      $  14,607    $   8,596    $  11,963
==============================================================================================================================

@    Amount is less than $500.
*    Net of Country Taxes of $(252).
**   Net of Decrease in Deferred Country Tax Accrual of $988.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2004

                                              INTERNATIONAL    INTERNATIONAL    INTERNATIONAL           EQUITY            FOCUS
                                                     EQUITY           MAGNUM        SMALL CAP           GROWTH           EQUITY
                                                  PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                      (000)            (000)            (000)            (000)            (000)
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends from Securities of Unaffiliated
    Issuers                                   $     189,180    $       2,002    $      26,347    $      10,944    $         857
  Interest                                            6,268              131              559              155               20
  Less: Foreign Taxes Withheld                      (20,916)            (217)          (2,969)             (11)              (1)
-------------------------------------------------------------------------------------------------------------------------------
    Total Investment Income                         174,532            1,916           23,937           11,088              876
-------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees (Note B)                  56,800              694           10,377            4,807              514
  Administration Fees (Note C)                        9,921              127            1,529            1,167               96
  Custodian Fees (Note E)                             1,890              135              491               69               20
  Directors' Fees and Expenses                          120                3               16               18                2
  Bank Overdraft Expense                                  2                1                1                2                1
  Professional Fees                                     211               27               90               48               29
  Shareholder Reporting Fees                            665               34              118              144               11
  Distribution Fees on Class B Shares
    (Note D)                                          2,110                5               --              523               21
  Other Expenses                                        293               48               77               85               39
-------------------------------------------------------------------------------------------------------------------------------
    Total Expenses                                   72,012            1,074           12,699            6,863              733
-------------------------------------------------------------------------------------------------------------------------------
  Waiver of Investment Advisory Fees
    (Note B)                                             --             (199)            (138)              --              (69)
-------------------------------------------------------------------------------------------------------------------------------
    Net Expenses                                     72,012              875           12,561            6,863              664
-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                        102,520            1,041           11,376            4,225              212
-------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS):
  Investments Sold                                  626,725            7,089          110,193           77,504            2,863
  Foreign Currency Transactions                      42,185              976               42               --               --
  Futures Contracts                                      --              456               --               --               --
-------------------------------------------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                        668,910            8,521          110,235           77,504            2,863
-------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION):
  Investments                                       608,282            5,830          198,546          (18,972)             884
  Foreign Currency Exchange Contracts and
    Translations                                    (29,655)            (243)            (126)              --               --
  Futures Contracts                                      --             (132)              --               --               --
-------------------------------------------------------------------------------------------------------------------------------
    Net Change in Unrealized Appreciation
      (Depreciation)                                578,627            5,455          198,420          (18,972)             884
-------------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE
  IN UNREALIZED APPRECIATION (DEPRECIATION)       1,247,537           13,976          308,655           58,532            3,747
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations               $   1,350,057    $      15,017    $     320,031    $      62,757    $       3,959
===============================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2004 ANNUAL REPORT

December 31, 2004

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2004

                                                                          SMALL                               EMERGING
                                                                        COMPANY    U.S. REAL        VALUE      MARKETS
                                                                         GROWTH       ESTATE       EQUITY         DEBT
                                                                      PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                                          (000)        (000)        (000)        (000)
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends from Securities of Unaffiliated Issuers                   $   2,731    $  31,000    $   3,456    $      --
  Interest                                                                  457          320          101        5,560
  Less: Foreign Taxes Withheld                                               --         (193)         (13)          --
----------------------------------------------------------------------------------------------------------------------
    Total Investment Income                                               3,188       31,127        3,544        5,560
----------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees (Note B)                                       9,794        8,269          890          499
  Administration Fees (Note C)                                            1,381        1,456          259           98
  Custodian Fees (Note E)                                                    81           57           29           26
  Directors' Fees and Expenses                                               14           17            4            2
  Bank Overdraft Expense                                                      3            4            1            2
  Professional Fees                                                          92           48           34           38
  Shareholder Reporting Fees                                                168          153           49            7
  Distribution Fees on Class B Shares (Note D)                            1,434          239          176            1
  Other Expenses                                                            100          105           55           38
----------------------------------------------------------------------------------------------------------------------
    Total Expenses                                                       13,067       10,348        1,497          711
----------------------------------------------------------------------------------------------------------------------
  Waiver of Investment Advisory Fees (Note B)                              (628)          --          (72)         (22)
----------------------------------------------------------------------------------------------------------------------
    Net Expenses                                                         12,439       10,348        1,425          689
----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                             (9,251)      20,779        2,119        4,871
----------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS):
  Investments Sold                                                       94,642       78,698       17,231          782
  Future Contracts                                                           --           --           --         (107)
----------------------------------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                                             94,642       78,698       17,231          675
----------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
  Investments                                                           111,273      245,206        1,949         (280)
  Foreign Currency Exchange Contracts and Translations                       --           --           --            2
  Futures Contracts                                                          --           --           --          202
----------------------------------------------------------------------------------------------------------------------
    Net Change in Unrealized Appreciation (Depreciation)                111,273      245,206        1,949          (76)
----------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN
  UNREALIZED APPRECIATION (DEPRECIATION)                                205,915      323,904       19,180          599
----------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations   $ 196,664    $ 344,683    $  21,299    $   5,470
======================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2004

                                                                                  MUNICIPAL
                                                                          MONEY       MONEY
                                                                         MARKET      MARKET
                                                                      PORTFOLIO   PORTFOLIO
                                                                          (000)       (000)
-------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                            $   8,871   $   5,744
-------------------------------------------------------------------------------------------
EXPENSES:
  Investment Advisory Fees (Note B)                                       1,986       1,421
  Administration Fees (Note C)                                              922         649
  Custodian Fees (Note E)                                                    28          14
  Directors' Fees and Expenses                                               24          15
  Bank Overdraft Expense                                                      1           2
  Professional Fees                                                          44          43
  Shareholder Reporting Fees                                                  3          21
  Other Expenses                                                             93          76
-------------------------------------------------------------------------------------------
    Total Expenses                                                        3,101       2,241
-------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                              5,770       3,503
-------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS):
  Investments Sold                                                          @--         @--
-------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations   $   5,770   $   3,503
===========================================================================================

@    Amount is less than $500.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2004 ANNUAL REPORT

December 31, 2004

STATEMENTS OF CHANGES IN NET ASSETS

                                                              ACTIVE INTERNATIONAL ALLOCATION         EMERGING MARKETS
                                                                         PORTFOLIO                        PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                        2004             2003            2004            2003
                                                                       (000)            (000)           (000)           (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                $        5,685   $        4,731   $      11,640   $       9,042
  Net Realized Gain (Loss)                                            21,200          (17,331)        122,533          60,144
  Net Change in Unrealized Appreciation (Depreciation)                51,085          102,137         107,426         310,184
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                        77,970           89,537         241,599         379,370
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                              (10,301)          (6,132)         (9,513)        (11,316)
  Net Realized Gain                                                       --               --              --            (653)
  CLASS B:
  Net Investment Income                                                  (42)             (86)           (416)           (408)
  Net Realized Gain                                                       --               --              --             (24)
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                (10,343)          (6,218)         (9,929)        (12,401)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                         219,838          150,855         563,202         861,356
  Distributions Reinvested                                             9,070            5,120           8,957          11,229
  Redeemed                                                           (68,754)        (133,423)       (564,272)       (860,424)
  Redemption Fees                                                         --               --             104              13
  CLASS B:
  Subscribed                                                           2,286           40,954          38,135         554,055
  Distributions Reinvested                                                42               86             413             421
  Redeemed                                                            (5,807)         (45,948)        (20,076)       (541,631)
  Redemption Fees                                                         49               --              21              --
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Capital Share Transactions                                       156,724           17,644          26,484          25,019
-----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                            224,351          100,963         258,154         391,988
NET ASSETS:
  Beginning of Period                                                359,123          258,160       1,062,399         670,411
-----------------------------------------------------------------------------------------------------------------------------
  End of Period                                               $      583,474   $      359,123   $   1,320,553   $   1,062,399
=============================================================================================================================
  Undistributed (Distributions in Excess of) Net Investment
    Income Included in End of Period Net Assets               $        2,454   $        1,349   $      (3,455)  $      (4,916)
=============================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                 22,277           19,765          34,353          72,921
    Shares Issued on Distributions Reinvested                            840              555             481             742
    Shares Redeemed                                                   (7,005)         (17,615)        (35,194)        (72,761)
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding             16,112            2,705            (360)            902
=============================================================================================================================
    CLASS B:
    Shares Subscribed                                                    226            5,167           2,292          49,916
    Shares Issued on Distributions Reinvested                              4                9              22              28
    Shares Redeemed                                                     (574)          (5,732)         (1,282)        (48,519)
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding               (344)            (556)          1,032           1,425
=============================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          2004 ANNUAL REPORT

                                          December 31, 2004
STATEMENTS OF CHANGES IN NET ASSETS

                                                                    EUROPEAN REAL ESTATE              GLOBAL FRANCHISE
                                                                         PORTFOLIO                        PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                        2004             2003            2004            2003
                                                                       (000)            (000)           (000)           (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                $          689   $          457   $       1,235   $       1,064
  Net Realized Gain (Loss)                                             3,827            2,509           7,045             311
  Net Change in Unrealized Appreciation (Depreciation)                10,091            4,781             316          14,286
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                        14,607            7,747           8,596          15,661
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                                 (821)            (609)             --            (197)
  Net Realized Gain                                                       --               --          (3,955)           (581)
  CLASS B:
  Net Investment Income                                                  (11)             (23)             --              (2)
  Net Realized Gain                                                       --               --            (277)            (19)
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                   (832)            (632)         (4,232)           (799)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                          15,851            6,645           7,145          29,757
  Distributions Reinvested                                               821              607           3,953             771
  Redeemed                                                            (1,596)         (11,123)        (36,966)        (13,713)
  Redemption Fees                                                          1               --             149              10
  CLASS B:
  Subscribed                                                             100               50           1,671           1,050
  Distributions Reinvested                                               @--               12             277              21
  Redeemed                                                              (604)            (375)           (871)           (391)
  Redemption Fees                                                         --               --               4              --
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Capital Share Transactions                                        14,573           (4,184)        (24,638)         17,505
-----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                             28,348            2,931         (20,274)         32,367
NET ASSETS:
  Beginning of Period                                                 23,099           20,168          82,438          50,071
-----------------------------------------------------------------------------------------------------------------------------
  End of Period                                               $       51,447   $       23,099   $      62,164   $      82,438
=============================================================================================================================
  Undistributed (Distributions in Excess of) Net Investment
    Income Included in End of Period Net Assets               $         (293)  $         (274)  $         287   $        (212)
=============================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                    888              551             479           2,451
    Shares Issued on Distributions Reinvested                             37               41             260              56
    Shares Redeemed                                                      (86)            (884)         (2,472)         (1,234)
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                839             (292)         (1,733)          1,273
=============================================================================================================================
    CLASS B:
    Shares Subscribed                                                      6                3             115              92
    Shares Issued on Distributions Reinvested                            @--                1              18               2
    Shares Redeemed                                                      (29)             (30)            (59)            (32)
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                (23)             (26)             74              62
=============================================================================================================================

@    Amount is less than $500.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2004 ANNUAL REPORT

December 31, 2004

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    GLOBAL VALUE EQUITY              INTERNATIONAL EQUITY
                                                                         PORTFOLIO                        PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                        2004             2003            2004            2003
                                                                       (000)            (000)           (000)           (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                $        1,094   $          966   $     102,520   $      73,302
  Net Realized Gain (Loss)                                             5,938           (3,228)        668,910          66,729
  Net Change in Unrealized Appreciation (Depreciation)                 4,931           22,557         578,627       1,420,439
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                        11,963           20,295       1,350,057       1,560,470
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                                 (832)            (552)       (116,252)        (93,410)
  Net Realized Gain                                                     (184)            (296)       (474,947)             --
  CLASS B:
  Net Investment Income                                                 (299)            (260)        (15,360)        (11,014)
  Net Realized Gain                                                      (83)            (176)        (71,363)             --
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                 (1,398)          (1,284)       (677,922)       (104,424)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                          11,471           50,855       1,643,058       2,674,838
  Distributions Reinvested                                             1,000              837         549,353          76,093
  Redeemed                                                            (6,705)         (42,321)     (1,245,518)     (2,347,380)
  Redemption Fees                                                          9               28              91               7
  CLASS B:
  Subscribed                                                           5,089           12,816         414,909         493,867
  Distributions Reinvested                                               382              436          86,576          10,897
  Redeemed                                                           (11,020)         (14,519)       (237,977)       (366,212)
  Redemption Fees                                                          6               --              18               6
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Capital Share Transactions                                           232            8,132       1,210,510         542,116
-----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                             10,797           27,143       1,882,645       1,998,162
NET ASSETS:
  Beginning of Period                                                 88,306           61,163       6,391,239       4,393,077
-----------------------------------------------------------------------------------------------------------------------------
  End of Period                                               $       99,103   $       88,306   $   8,273,884   $   6,391,239
=============================================================================================================================
  Undistributed (Distributions in Excess of) Net
    Investment Income Included in End of
    Period Net Assets                                         $           (8)  $          (12)  $      (6,123)  $      13,763
=============================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                    693            4,031          82,082         172,150
    Shares Issued on Distributions Reinvested                             56               57          26,129           4,076
    Shares Redeemed                                                     (409)          (3,335)        (61,971)       (150,128)
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                340              753          46,240          26,098
=============================================================================================================================
    CLASS B:
    Shares Subscribed                                                    313            1,014          20,517          31,747
    Shares Issued on Distributions Reinvested                             22               30           4,164             587
    Shares Redeemed                                                     (688)          (1,133)        (11,898)        (23,883)
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding               (353)             (89)         12,783           8,451
=============================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   INTERNATIONAL MAGNUM             INTERNATIONAL SMALL CAP
                                                                         PORTFOLIO                         PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                        2004             2003            2004            2003
                                                                       (000)            (000)           (000)           (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                $        1,041   $        1,024   $      11,376   $       8,911
  Net Realized Gain (Loss)                                             8,521             (877)        110,235          35,111
  Net Change in Unrealized Appreciation (Depreciation)                 5,455           24,407         198,420         219,303
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                        15,017           24,554         320,031         263,325
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                               (1,884)          (1,476)        (16,593)         (9,894)
  Net Realized Gain                                                       --               --         (89,822)        (13,236)
  CLASS B:
  Net Investment Income                                                  (44)            (164)             --              --
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                 (1,928)          (1,640)       (106,415)        (23,130)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                          14,773           26,857         290,544         322,236
  Distributions Reinvested                                             1,707            1,369          97,500          21,202
  Redeemed                                                           (26,151)         (23,785)       (225,580)       (123,761)
  Redemption Fees                                                         --               --               7             @--
  CLASS B:
  Subscribed                                                           1,464          312,397              --              --
  Distributions Reinvested                                                44              164              --              --
  Redeemed                                                            (1,484)        (321,519)             --              --
  Redemption Fees                                                          6                3              --              --
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Capital Share Transactions                                        (9,641)          (4,514)        162,471         219,677
-----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                              3,448           18,400         376,087         459,872
NET ASSETS:
  Beginning of Period                                                 93,319           74,919         899,996         440,124
-----------------------------------------------------------------------------------------------------------------------------
  End of Period                                               $       96,767   $       93,319   $   1,276,083   $     899,996
=============================================================================================================================
  Undistributed (Distributions in Excess of) Net Investment
    Income Included in End of Period Net Assets               $          257   $          168   $      (2,567)  $        (660)
=============================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                  1,391            3,223          12,655          19,043
    Shares Issued on Distributions Reinvested                            149              141           3,943           1,059
    Shares Redeemed                                                   (2,512)          (2,922)         (9,636)         (7,215)
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding               (972)             442           6,962          12,887
=============================================================================================================================
    CLASS B:
    Shares Subscribed                                                    140           37,663              --              --
    Shares Issued on Distributions Reinvested                              4               17              --              --
    Shares Redeemed                                                     (142)         (38,288)             --              --
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                  2             (608)             --              --
=============================================================================================================================

@    Amount is less than $500.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2004 ANNUAL REPORT

December 31, 2004

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      EQUITY GROWTH                    FOCUS EQUITY
                                                                        PORTFOLIO                        PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                        2004             2003            2004            2003
                                                                       (000)            (000)           (000)           (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                $        4,225   $        1,854   $         212   $         130
  Net Realized Gain (Loss)                                            77,504           30,184           2,863           8,486
  Net Change in Unrealized Appreciation (Depreciation)               (18,972)         128,831             884           9,403
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                        62,757          160,869           3,959          18,019
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                               (2,734)          (1,800)           (103)           (137)
  CLASS B:
  Net Investment Income                                                 (480)            (170)             --              --
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                 (3,214)          (1,970)           (103)           (137)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                         206,548          215,085           5,830          39,096
  Distributions Reinvested                                             2,720            1,755             102             132
  Redeemed                                                          (289,148)        (179,059)        (17,889)        (45,080)
  CLASS B:
  Subscribed                                                          45,500           46,547           2,104           2,464
  Distributions Reinvested                                               477              168              --              --
  Redeemed                                                           (57,939)         (42,814)         (2,263)         (2,679)
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Capital Share Transactions                                       (91,842)          41,682         (12,116)         (6,067)
-----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                            (32,299)         200,581          (8,260)         11,815
NET ASSETS:
  Beginning of Period                                                789,289          588,708          69,576          57,761
-----------------------------------------------------------------------------------------------------------------------------
  End of Period                                               $      756,990   $      789,289   $      61,316   $      69,576
=============================================================================================================================
  Undistributed (Distributions in Excess of) Net
    Investment Income Included in End of Period Net Assets    $          894   $         (117)  $          90   $         (19)
=============================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                 13,069           20,284             492           3,847
    Shares Issued on Distributions Reinvested                            162              113               8              11
    Shares Redeemed                                                  (17,875)         (17,540)         (1,516)         (4,344)
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding             (4,644)           2,857          (1,016)           (486)
=============================================================================================================================
    CLASS B:
    Shares Subscribed                                                  2,947            3,359             183             275
    Shares Issued on Distributions Reinvested                             29               11              --              --
    Shares Redeemed                                                   (3,644)          (3,217)           (195)           (295)
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding               (668)             153             (12)            (20)
=============================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   SMALL COMPANY GROWTH              U.S. REAL ESTATE
                                                                        PORTFOLIO                       PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                DECEMBER 31,     DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                                                        2004             2003            2004            2003
                                                                       (000)            (000)           (000)           (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                $       (9,251)  $       (5,016)  $      20,779   $      24,853
  Net Realized Gain (Loss)                                            94,642           69,288          78,698          23,763
  Net Change in Unrealized Appreciation (Depreciation)               111,273          104,359         245,206         215,670
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                       196,664          168,631         344,683         264,286
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                                   --               --         (20,112)        (23,648)
  Net Realized Gain                                                  (19,248)              --         (39,780)         (8,798)
  CLASS B:
  Net Investment Income                                                   --               --          (1,863)         (1,359)
  Net Realized Gain                                                  (21,671)              --          (5,186)           (689)
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                (40,919)              --         (66,941)        (34,494)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                         383,757          137,063         272,597         236,560
  Issued on Portfolio Merger                                              --           98,228              --              --
  Distributions Reinvested                                            18,037               --          56,387          29,125
  Redeemed                                                          (121,266)         (58,979)       (380,361)       (240,705)
  CLASS B:
  Subscribed                                                         291,972          247,321          80,932          40,038
  Issued on Portfolio Merger                                              --            1,975              --              --
  Distributions Reinvested                                            21,670               --           7,046           1,994
  Redeemed                                                          (168,240)        (101,358)        (35,142)        (15,965)
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Capital Share Transactions                                       425,930          324,250           1,459          51,047
-----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                            581,675          492,881         279,201         280,839
NET ASSETS:
  Beginning of Period                                                783,334          290,453         967,697         686,858
-----------------------------------------------------------------------------------------------------------------------------
  End of Period                                               $    1,365,009   $      783,334   $   1,246,898   $     967,697
=============================================================================================================================
  Undistributed (Distributions in Excess of) Net
    Investment Income Included in End of Period
    Net Assets                                                $           --   $           --   $         (21)  $         (52)
  Accumulated Net Investment Loss Included in End of
    Period Net Assets                                                   (134)             (30)             --              --
=============================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                 33,511           13,630          13,971          16,166
    Shares Issued on Portfolio Merger                                     --           10,221              --              --
    Shares Issued on Distributions Reinvested                          1,462               --           2,587           1,764
    Shares Redeemed                                                  (10,553)          (6,106)        (19,349)        (16,197)
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding             24,420           17,745          (2,791)          1,733
=============================================================================================================================
    CLASS B:
    Shares Subscribed                                                 26,411           27,650           4,029           2,488
    Shares Issued on Portfolio Merger                                     --              213              --              --
    Shares Issued on Distributions Reinvested                          1,826               --             322             120
    Shares Redeemed                                                  (15,258)         (11,195)         (1,817)         (1,013)
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding             12,979           16,668           2,534           1,595
=============================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2004 ANNUAL REPORT

December 31, 2004

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         VALUE EQUITY               EMERGING MARKETS DEBT
                                                                           PORTFOLIO                       PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                        2004             2003            2004            2003
                                                                       (000)            (000)           (000)           (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                $        2,119   $        2,009   $       4,871   $       4,161
  Net Realized Gain (Loss)                                            17,231            2,159             675           7,192
  Net Change in Unrealized Appreciation (Depreciation)                 1,949           32,309             (76)          2,777
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                        21,299           36,477           5,470          14,130
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                               (1,367)          (1,250)         (5,246)         (3,737)
  CLASS B:
  Net Investment Income                                                 (745)            (778)            (26)            (28)
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                 (2,112)          (2,028)         (5,272)         (3,765)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                          19,852           66,165          47,055          20,057
  Distributions Reinvested                                             1,350            1,164           3,506           3,619
  Redeemed                                                           (50,149)         (53,059)        (24,285)        (28,095)
  Redemption Fees                                                         --               --               2              --
  CLASS B:
  Subscribed                                                          25,523           45,709              --              --
  Distributions Reinvested                                               739              752              26              28
  Redeemed                                                           (31,552)         (37,212)            (32)            (10)
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Capital Share Transactions                                       (34,237)          23,519          26,272          (4,401)
-----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                            (15,050)          57,968          26,470           5,964
NET ASSETS:
  Beginning of Period                                                181,177          123,209          55,076          49,112
-----------------------------------------------------------------------------------------------------------------------------
  End of Period                                               $      166,127   $      181,177   $      81,546   $      55,076
=============================================================================================================================
  Undistributed (Distributions in Excess of) Net Investment
    Income Included in End of Period Net Asset                $          (10)  $          (20)  $        (503)  $        (174)
=============================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                  2,070            7,984          12,890           6,560
    Shares Issued on Distributions Reinvested                            138              142             964           1,028
    Shares Redeemed                                                   (5,277)          (7,020)         (7,065)         (8,658)
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding             (3,069)           1,106           6,789          (1,070)
=============================================================================================================================
    CLASS B:
    Shares Subscribed                                                  2,668            5,461              --              --
    Shares Issued on Distributions Reinvested                             75               93               7               8
    Shares Redeemed                                                   (3,349)          (4,284)             (9)             (3)
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding               (606)           1,270              (2)              5
=============================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        MONEY MARKET               MUNICIPAL MONEY MARKET
                                                                          PORTFOLIO                      PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                        2004             2003            2004            2003
                                                                       (000)            (000)           (000)           (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                       $        5,770   $        7,531   $       3,503   $       4,229
  Net Realized Gain (Loss)                                               @--               --             @--              10
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                         5,770            7,531           3,503           4,239
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  CLASS A:
  Net Investment Income                                               (5,834)          (7,531)         (3,503)         (4,229)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                       2,279,953        3,249,589       2,140,786       3,422,911
  Distributions Reinvested                                             5,179            7,829           3,086           4,390
  Redeemed                                                        (2,533,601)      (3,831,954)     (2,206,105)     (3,826,186)
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Capital Share Transactions                                      (248,469)        (574,536)        (62,233)       (398,885)
-----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                           (248,533)        (574,536)        (62,233)       (398,875)
NET ASSETS:
  Beginning of Period                                                795,399        1,369,935         511,551         910,426
-----------------------------------------------------------------------------------------------------------------------------
  End of Period                                               $      546,866   $      795,399   $     449,318   $     511,551
=============================================================================================================================
  Undistributed (Distributions in Excess of) Net Investment
    Income Included in End of Period Net Asset                $           30   $           88   $          19   $          19
=============================================================================================================================
(1) CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                              2,279,952        3,249,588       2,140,786       3,422,906
    Shares Issued on Distributions Reinvested                          5,179            7,829           3,086           4,390
    Shares Redeemed                                               (2,533,600)      (3,831,950)     (2,206,105)     (3,826,184)
-----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding           (248,469)        (574,533)        (62,233)       (398,888)
=============================================================================================================================

@    Amount is less than $500.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2004 ANNUAL REPORT

December 31, 2004

FINANCIAL HIGHLIGHTS

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                                                                          CLASS A
                                                          -----------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $      9.58    $      7.30    $      8.65    $     10.68    $     14.26
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.13+          0.13+          0.13+          0.12           0.19
  Net Realized and Unrealized Gain (Loss) on
    Investments                                                  1.46           2.32          (1.26)         (2.01)         (2.32)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             1.59           2.45          (1.13)         (1.89)         (2.13)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.21)         (0.17)         (0.22)         (0.14)         (0.01)
  Net Realized Gain                                                --             --             --          (0.00)++       (1.44)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (0.21)         (0.17)         (0.22)         (0.14)         (1.45)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     10.96    $      9.58    $      7.30    $      8.65    $     10.68
=================================================================================================================================
TOTAL RETURN                                                    16.64%         33.65%        (13.11)%       (17.63)%       (14.97)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $   580,851    $   353,488    $   249,742    $   388,225    $   509,309
Ratio of Expenses to Average Net Assets(1)                       0.80%          0.80%          0.80%          0.81%          0.82%
Ratio of Expenses to Average Net Assets Excluding Bank
  Overdraft Expense                                              0.80%          0.80%           N/A           0.80%          0.80%
Ratio of Net Investment Income (Loss) to Average Net
  Assets(1)                                                      1.28%          1.66%          1.57%          1.25%          1.55%
Portfolio Turnover Rate                                            24%            55%            42%            36%            80%
---------------------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                             0.91%          0.96%          0.93%          0.89%          0.93%
      Net Investment Income (Loss) to Average Net Assets         1.18%          1.50%          1.44%          1.17%          1.45%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                          CLASS B
                                                          -----------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $      9.72    $      7.41    $      8.77    $     10.80    $     14.41
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.10+          0.12+          0.11+          0.13           0.27
  Net Realized and Unrealized Gain (Loss) on Investments         1.35           2.33          (1.27)         (2.06)         (2.43)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             1.45           2.45          (1.16)         (1.93)         (2.16)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.17)         (0.14)         (0.20)         (0.10)         (0.01)
  Net Realized Gain                                                --             --             --          (0.00)++       (1.44)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (0.17)         (0.14)         (0.20)         (0.10)         (1.45)
---------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES                                                  0.13             --             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     11.13    $      9.72    $      7.41    $      8.77    $     10.80
=================================================================================================================================
TOTAL RETURN                                                    16.29%         33.13%        (13.29)%       (17.81)%       (15.02)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $     2,623    $     5,635    $     8,418    $    10,362    $    19,814
Ratio of Expenses to Average Net Assets(2)                       1.05%          1.05%          1.05%          1.06%          1.07%
Ratio of Expenses to Average Net Assets Excluding Bank
  Overdraft Expense                                              1.05%          1.05%           N/A           1.05%          1.05%
Ratio of Net Investment Income (Loss) to Average Net
  Assets(2)                                                      1.03%          1.41%          1.32%          1.05%          1.42%
Portfolio Turnover Rate                                            24%            55%            42%            36%            80%
---------------------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                             1.16%          1.21%          1.18%          1.14%          1.18%
      Net Investment Income (Loss) to Average Net Assets         0.92%          1.25%          1.19%          0.97%          1.31%
---------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
++   Amount is less than $0.005 per share.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          2004 ANNUAL REPORT

                                          December 31, 2004
FINANCIAL HIGHLIGHTS

EMERGING MARKETS PORTFOLIO

                                                                                         CLASS A
                                                          -----------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     15.52    $     10.13    $     10.81    $     11.31    $     19.27
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.19+          0.14+          0.04+          0.05          (0.10)
  Net Realized and Unrealized Gain (Loss) on Investments         3.54           5.44          (0.71)         (0.55)         (7.28)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             3.73           5.58          (0.67)         (0.50)         (7.38)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.15)         (0.18)         (0.01)            --             --
  Net Realized Gain                                                --             --             --             --          (0.58)
  Return of Capital                                                --          (0.01)            --             --             --
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (0.15)         (0.19)         (0.01)            --          (0.58)
---------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES                                                  0.00++         0.00++           --             --             --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     19.10    $     15.52    $     10.13    $     10.81    $     11.31
=================================================================================================================================
TOTAL RETURN                                                    24.09%         55.08%         (6.24)%        (4.42)%       (38.43)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $ 1,249,299    $ 1,020,353    $   657,203    $   748,058    $   917,091
Ratio of Expenses to Average Net Assets                          1.52%#         1.64%          1.65%          1.65%          1.63%
Ratio of Expenses to Average Net Assets Excluding
  Country Tax Expense and Bank Overdraft Expense                 1.52%          1.61%          1.58%           N/A            N/A
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                     1.09%          1.15%          0.35%          0.47%         (0.63)%
Portfolio Turnover Rate                                            73%            92%            91%            93%            92%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                         CLASS B
                                                          -----------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     15.36    $     10.06    $     10.73    $     11.26    $     19.24
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.15+          0.11+          0.01+          0.03          (0.11)
  Net Realized and Unrealized Gain (Loss) on Investments         3.49           5.35          (0.68)         (0.56)         (7.29)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             3.64           5.46          (0.67)         (0.53)         (7.40)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.11)         (0.15)            --             --             --
  Net Realized Gain                                                --             --             --             --          (0.58)
  Return of Capital                                                --          (0.01)            --             --             --
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (0.11)         (0.16)            --             --          (0.58)
---------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES                                                  0.01             --             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     18.90    $     15.36    $     10.06    $     10.73    $     11.26
=================================================================================================================================
TOTAL RETURN                                                    23.84%         54.31%         (6.24)%        (4.71)%       (38.60)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $    71,254    $    42,046    $    13,208    $    14,456    $    13,949
Ratio of Expenses to Average Net Assets                          1.77%#         1.89%          1.90%          1.90%          1.88%
Ratio of Expenses to Average Net Assets Excluding
  Country Tax Expense and Bank Overdraft Expense                 1.77%          1.86%          1.83%           N/A            N/A
Ratio of Net Investment Income (Loss) to Average Net
  Assets                                                         0.89%          0.90%          0.10%          0.22%         (0.82)%
Portfolio Turnover Rate                                            73%            92%            91%            93%            92%
---------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
++   Amount is less than $0.005 per share.
# Effective November 1, 2004, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class A shares and 1.90% for Class B shares. Prior to November 1, 2004, these maximum ratios were 1.75% for Class A shares and 2.00% for Class B shares.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2004 ANNUAL REPORT

December 31, 2004

FINANCIAL HIGHLIGHTS

EUROPEAN REAL ESTATE PORTFOLIO

                                                                                              CLASS A
                                                          -----------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     15.13    $     10.93    $      9.30    $     10.38    $      9.16
=================================================================================================================================
INCOME (LOSS)  FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.36+          0.27+          0.37+          0.27           0.07
  Net Realized and Unrealized Gain (Loss) on Investments         6.82           4.35           1.90          (1.09)          1.30
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             7.18           4.62           2.27          (0.82)          1.37
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.36)         (0.42)         (0.64)         (0.26)         (0.15)
---------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES                                                  0.00++           --             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     21.95    $     15.13    $     10.93    $      9.30    $     10.38
=================================================================================================================================
TOTAL RETURN                                                    47.49%         42.41%         24.52%         (7.85)%        14.91%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $    50,620    $    22,184    $    19,215    $    13,826    $     7,766
Ratio of Expenses to Average Net Assets (1)                      1.00%          1.00%          1.00%          1.01%          1.03%
Ratio of Expenses to Average Net Assets Excluding Bank
  Overdraft Expense                                              1.00%          1.00%           N/A           1.00%          1.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets (1)                                                 2.05%          2.23%          3.37%          2.30%          1.55%
Portfolio Turnover Rate                                            42%            47%            79%            46%            74%
---------------------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                             1.38%          1.49%          1.56%          1.53%          1.90%
      Net Investment Income (Loss) to Average Net Assets         1.67%          1.74%          2.81%          1.74%          0.69%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                              CLASS B
                                                          -----------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     15.17    $     10.96    $      9.33    $     10.41    $      9.19
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.35+          0.28+          0.27+          0.08           0.18
  Net Realized and Unrealized Gain (Loss) on Investments         6.81           4.32           1.97          (0.93)          1.16
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             7.16           4.60           2.24          (0.85)          1.34
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.29)         (0.39)         (0.61)         (0.23)         (0.12)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     22.04    $     15.17    $     10.96    $      9.33    $     10.41
=================================================================================================================================
TOTAL RETURN                                                    47.15%         42.06%         24.11%         (8.08)%        14.55%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $       827    $       915    $       953    $     1,687    $     1,449
Ratio of Expenses to Average Net Assets (2)                      1.25%          1.25%          1.25%          1.26%          1.28%
Ratio of Expenses to Average Net Assets Excluding Bank
  Overdraft Expense                                              1.25%          1.25%           N/A           1.25%          1.25%
Ratio of Net Investment Income (Loss) to Average
  Net Assets (2)                                                 2.03%          1.98%          3.12%          1.53%          1.50%
Portfolio Turnover Rate                                            42%            47%            79%            46%            74%
---------------------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                             1.66%          1.74%          1.81%          1.78%          2.15%
      Net Investment Income (Loss) to Average Net Assets         1.62%          1.49%          2.56%          0.96%          0.61%
---------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
++   Amount is less than $0.005 per share.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          2004 ANNUAL REPORT

                                          December 31, 2004
FINANCIAL HIGHLIGHTS

GLOBAL FRANCHISE PORTFOLIO

                                                                                       CLASS A
                                                          ------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,                       PERIOD FROM
                                                          ----------------------------------------------  NOVEMBER 28, 2001^
SELECTED PER SHARE DATA AND RATIOS                               2004           2003            2002    TO DECEMBER 31, 2001
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     14.29    $     11.29     $     10.48    $              10.00
============================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.27+          0.23+           0.17+                   0.01
  Net Realized and Unrealized Gain (Loss) on Investments         1.66           2.91            0.68                    0.47
----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             1.93           3.14            0.85                    0.48
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                            --          (0.03)             --                      --
  Net Realized Gain                                             (1.13)         (0.11)          (0.04)                     --
----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (1.13)         (0.14)          (0.04)                     --
----------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES                                                  0.03           0.00++            --                      --
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     15.12    $     14.29     $     11.29    $              10.48
============================================================================================================================
TOTAL RETURN                                                    13.77%         27.92%           8.10%                   4.80%#
============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $    58,223    $    79,756     $    48,644    $             10,595
Ratio of Expenses to Average Net Assets (1)                      1.00%          1.00%           1.00%                   1.00%*
Ratio of Net Investment Income (Loss) to Average
  Net Assets (1)                                                 1.82%          1.91%           1.41%                   1.30%*
Portfolio Turnover Rate                                            21%            32%             62%                    N/A
----------------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                             1.16%          1.23%           1.28%                  16.47%*
      Net Investment Income (Loss) to Average Net Assets         1.66%          1.68%           1.13%                 (14.17)%*
----------------------------------------------------------------------------------------------------------------------------

                                                                                       CLASS B
                                                          ------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,                       PERIOD FROM
                                                          ----------------------------------------------  NOVEMBER 28, 2001^
SELECTED PER SHARE DATA AND RATIOS                               2004           2003            2002    TO DECEMBER 31, 2001
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     14.22    $     11.24     $     10.46    $              10.00
============================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.22+          0.22+           0.11+                  (0.09)
  Net Realized and Unrealized Gain (Loss) on Investments         1.69           2.88            0.71                    0.55
----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             1.91           3.10            0.82                    0.46
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                            --          (0.01)             --                      --
  Net Realized Gain                                             (1.13)         (0.11)          (0.04)                     --
----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (1.13)         (0.12)          (0.04)                     --
----------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES                                                  0.01             --              --                      --
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     15.01    $     14.22     $     11.24    $              10.46
============================================================================================================================
TOTAL RETURN                                                    13.56%         27.62%           7.82%                   4.60%#
============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $     3,941    $     2,682     $     1,427    $                415
Ratio of Expenses to Average Net Assets (2)                      1.25%          1.25%           1.25%                   1.25%*
Ratio of Net Investment Income (Loss) to Average Net
  Assets (2)                                                     1.47%          1.66%           1.16%                 (13.29)%*
Portfolio Turnover Rate                                            21%            32%             62%                    N/A
----------------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                             1.41%          1.48%           1.53%                  16.72%*
      Net Investment Income (Loss) to Average Net Assets         1.31%          1.43%           0.88%                 (21.62)%*
----------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
++   Amount is less than $0.005 per share.
^    Commencement of Operations
#    Not annualized
*    Annualized

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2004 ANNUAL REPORT

December 31, 2004

FINANCIAL HIGHLIGHTS

GLOBAL VALUE EQUITY PORTFOLIO

                                                                                              CLASS A
                                                          -----------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     15.84    $     12.46    $     15.45    $     17.05    $     18.32
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.22+          0.19+          0.15+          0.13           0.26
  Net Realized and Unrealized Gain (Loss) on Investments         2.02           3.42          (2.82)         (1.56)          1.75
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             2.24           3.61          (2.67)         (1.43)          2.01
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.22)         (0.16)         (0.20)         (0.17)         (0.62)
  Net Realized Gain                                             (0.05)         (0.08)         (0.12)            --          (2.66)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (0.27)         (0.24)         (0.32)         (0.17)         (3.28)
---------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES                                                  0.00++         0.01             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     17.81    $     15.84    $     12.46    $     15.45    $     17.05
=================================================================================================================================
TOTAL RETURN                                                    14.13%         29.21%        (17.34)%        (8.36)%        11.75%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $    68,505    $    55,545    $    34,297    $    34,079    $    40,418
Ratio of Expenses to Average Net Assets (1)                      1.00%          1.00%          1.00%          1.01%          1.01%
Ratio of Expenses to Average Net Assets Excluding Bank
  Overdraft Expense                                              1.00%          1.00%           N/A           1.00%          1.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets (1)                                                 1.31%          1.44%          1.08%          0.79%          1.16%
Portfolio Turnover Rate                                            30%            53%            42%            51%            48%
---------------------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                             1.07%          1.20%          1.12%          1.16%          1.17%
      Net Investment Income (Loss) to Average Net Assets         1.24%          1.24%          0.96%          0.64%          1.00%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                             CLASS B
                                                          -----------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     15.70    $     12.35    $     15.33    $     16.92    $     18.20
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.17+          0.16+          0.12+          0.13           0.27
  Net Realized and Unrealized Gain (Loss) on Investments         2.00           3.40          (2.82)         (1.58)          1.68
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             2.17           3.56          (2.70)         (1.45)          1.95
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.18)         (0.13)         (0.16)         (0.14)         (0.57)
  Net Realized Gain                                             (0.05)         (0.08)         (0.12)            --          (2.66)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (0.23)         (0.21)         (0.28)         (0.14)         (3.23)
---------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES                                                  0.00++           --             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     17.64    $     15.70    $     12.35    $     15.33    $     16.92
=================================================================================================================================
TOTAL RETURN                                                    13.78%         28.95%        (17.63)%        (8.58)%        11.52%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $    30,598    $    32,761    $    26,866    $    30,089    $    30,196
Ratio of Expenses to Average Net Assets (2)                      1.25%          1.25%          1.25%          1.26%          1.26%
Ratio of Expenses to Average Net Assets Excluding Bank
  Overdraft Expense                                              1.25%          1.25%           N/A           1.25%          1.25%
Ratio of Net Investment Income (Loss) to Average
  Net Assets (2)                                                 1.07%          1.19%          0.83%          0.78%          1.14%
Portfolio Turnover Rate                                            30%            53%            42%            51%            48%
---------------------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                             1.32%          1.45%          1.37%          1.41%          1.42%
      Net Investment Income (Loss) to Average Net Assets         0.99%          0.99%          0.71%          0.64%          0.97%
---------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
++   Amount is less than $0.005 per share.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          2004 ANNUAL REPORT

                                          December 31, 2004
FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY PORTFOLIO

                                                                                              CLASS A
                                                          -----------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     19.06    $     14.60    $     15.59    $     17.88    $     19.62
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.30+          0.24+          0.19+          0.25           0.25
  Net Realized and Unrealized Gain (Loss) on Investments         3.50           4.54          (0.82)         (2.00)          1.44
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             3.80           4.78          (0.63)         (1.75)          1.69
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.37)         (0.32)         (0.33)         (0.34)         (0.04)
  Net Realized Gain                                             (1.50)            --          (0.03)         (0.20)         (3.39)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (1.87)         (0.32)         (0.36)         (0.54)         (3.43)
---------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES                                                  0.00++         0.00++           --             --             --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     20.99    $     19.06    $     14.60    $     15.59    $     17.88
=================================================================================================================================
TOTAL RETURN                                                    19.96%         32.82%         (4.02)%        (9.74)%         9.29%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $ 7,200,606    $ 5,657,941    $ 3,953,655    $ 4,004,817    $ 4,810,852
Ratio of Expenses to Average Net Assets (1)                      0.98%          1.00%          1.00%          1.00%          1.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets (1)                                                 1.48%          1.48%          1.24%          1.35%          1.45%
Portfolio Turnover Rate                                            41%            45%            51%            63%            53%
---------------------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                              N/A           1.02%          1.00%          1.01%          1.00%
      Net Investment Income (Loss) to Average Net Assets          N/A           1.46%          1.24%          1.34%          1.45%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                         CLASS B
                                                          -----------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     18.96    $     14.53    $     15.53    $     17.81    $     19.58
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.24+          0.18+          0.12+          0.07           0.23
  Net Realized and Unrealized Gain (Loss) on Investments         3.47           4.54          (0.78)         (1.83)          1.39
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             3.71           4.72          (0.66)         (1.76)          1.62
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.32)         (0.29)         (0.31)         (0.32)            --
  Net Realized Gain                                             (1.50)            --          (0.03)         (0.20)         (3.39)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (1.82)         (0.29)         (0.34)         (0.52)         (3.39)
---------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES                                                  0.00++         0.00++           --             --             --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     20.85    $     18.96    $     14.53    $     15.53    $     17.81
=================================================================================================================================
TOTAL RETURN                                                    19.67%         32.46%         (4.25)%        (9.83)%         8.94%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $ 1,073,278    $   733,298    $   439,422    $   165,439    $    59,945
Ratio of Expenses to Average Net Assets (2)                      1.23%          1.25%          1.25%          1.25%          1.25%
Ratio of Net Investment Income (Loss) to Average
  Net Assets (2)                                                 1.21%          1.23%          0.99%          0.73%          1.44%
Portfolio Turnover Rate                                            41%            45%            51%            63%            53%
---------------------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                              N/A           1.27%          1.25%          1.26%          1.25%
      Net Investment Income (Loss) to Average Net Assets          N/A           1.21%          0.99%          0.72%          1.44%
---------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
++   Amount is less than $0.005 per share.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2004 ANNUAL REPORT

December 31, 2004

FINANCIAL HIGHLIGHTS

INTERNATIONAL MAGNUM PORTFOLIO

                                                                                            CLASS A
                                                          -----------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     10.20    $      8.04    $      9.34    $     11.56    $     13.62
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.13+          0.11+          0.07+          0.11           0.11
  Net Realized and Unrealized Gain (Loss) on Investments         1.74           2.22          (1.31)         (2.27)         (1.52)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             1.87           2.33          (1.24)         (2.16)         (1.41)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.24)         (0.17)         (0.06)         (0.06)         (0.16)
  Net Realized Gain                                                --             --             --             --          (0.49)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (0.24)         (0.17)         (0.06)         (0.06)         (0.65)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     11.83    $     10.20    $      8.04    $      9.34    $     11.56
=================================================================================================================================
TOTAL RETURN                                                    18.45%         29.07%        (13.36)%       (18.71)%       (10.50)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $    94,162    $    91,087    $    68,275    $   120,753    $   183,566
Ratio of Expenses to Average Net Assets (1)                      1.00%          1.00%          1.01%          1.01%          1.01%
Ratio of Expenses to Average Net Assets Excluding Bank
  Overdraft Expense                                              1.00%          1.00%          1.00%          1.00%          1.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets (1)                                                 1.20%          1.25%          0.81%          1.00%          0.84%
Portfolio Turnover Rate                                            49%            53%            59%            44%            56%
---------------------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                             1.23%          1.29%          1.30%          1.14%          1.10%
      Net Investment Income (Loss) to Average Net Assets         0.96%          0.96%          0.52%          0.87%          0.75%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                            CLASS B
                                                          -----------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     10.18    $      8.04    $      9.32    $     11.52    $     13.58
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.11+          0.10+          0.06+          0.01           0.08
  Net Realized and Unrealized Gain (Loss) on Investments         1.70           2.18          (1.31)         (2.18)         (1.54)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             1.81           2.28          (1.25)         (2.17)         (1.46)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.22)         (0.14)         (0.03)         (0.03)         (0.12)
  Net Realized Gain                                                --             --             --             --          (0.48)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (0.22)         (0.14)         (0.03)         (0.03)         (0.60)
---------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES                                                  0.03           0.00++           --             --             --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     11.80    $     10.18    $      8.04    $      9.32    $     11.52
=================================================================================================================================
TOTAL RETURN                                                    18.15%         28.49%        (13.49)%       (18.87)%       (10.81)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $     2,605    $     2,232    $     6,644    $    10,542    $    23,474
Ratio of Expenses to Average Net Assets (2)                      1.25%          1.25%          1.26%          1.26%          1.26%
Ratio of Expenses to Average Net Assets Excluding Bank
  Overdraft Expense                                              1.25%          1.25%          1.25%          1.25%          1.25%
Ratio of Net Investment Income (Loss) to Average
  Net Assets (2)                                                 1.00%          1.00%          0.56%          0.75%          0.58%
Portfolio Turnover Rate                                            49%            53%            59%            44%            56%
---------------------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                             1.48%          1.54%          1.55%          1.39%          1.35%
      Net Investment Income (Loss) to Average Net Assets         0.77%          0.71%          0.27%          0.62%          0.49%
---------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
++   Amount is less than $0.005 per share.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          2004 ANNUAL REPORT

                                          December 31, 2004
FINANCIAL HIGHLIGHTS

INTERNATIONAL SMALL CAP PORTFOLIO

                                                                                          CLASS A
                                                          -----------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     20.52    $     14.21    $     14.82    $     16.30    $     19.67
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.24+          0.24+          0.15+          0.21           0.24
  Net Realized and Unrealized Gain (Loss) on
    Investments ^^                                               6.59           6.61          (0.59)         (1.18)         (0.86)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             6.83           6.85          (0.44)         (0.97)         (0.62)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.35)         (0.23)         (0.13)         (0.27)         (0.17)
  Net Realized Gain                                             (1.89)         (0.31)         (0.04)         (0.24)         (2.61)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (2.24)         (0.54)         (0.17)         (0.51)         (2.78)
---------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES                                                  0.00++         0.00++           --             --             --
---------------------------------------------------------------------------------------------------------------------------------
TRANSACTION FEES                                                   --             --             --           0.00++         0.03
=================================================================================================================================
NET ASSET VALUE, END OF PERIOD                            $     25.11    $     20.52    $     14.21    $     14.82    $     16.30
=================================================================================================================================
TOTAL RETURN                                                    33.53%         48.32%         (2.99)%        (5.88)%        (2.92)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $ 1,276,083    $   899,996    $   440,124    $   376,981    $   374,924
Ratio of Expenses to Average Net Assets (1)                      1.15%          1.15%          1.15%          1.15%          1.16%
Ratio of Expenses to Average Net Assets Excluding Bank
  Overdraft Expense                                              1.15%          1.15%           N/A            N/A           1.15%
Ratio of Net Investment Income (Loss) to Average
  Net Assets (1)                                                 1.04%          1.40%          1.00%          1.38%          1.32%
Portfolio Turnover Rate                                            38%            38%            34%            39%            54%
---------------------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                             1.16%          1.20%          1.19%          1.19%          1.22%
      Net Investment Income (Loss) to Average Net Assets         1.03%          1.35%          0.96%          1.34%          1.38%
---------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
++   Amount is less than $0.005 per share.
^^ Includes a 0.50% transaction fee on subscriptions and redemptions of capital shares for the years ended 2000 and 2001.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2004 ANNUAL REPORT

December 31, 2004

FINANCIAL HIGHLIGHTS

EQUITY GROWTH PORTFOLIO

                                                                                            CLASS A
                                                          -----------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003          2002            2001           2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     15.74    $     12.49    $    17.29     $     20.51    $     25.04
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.09+          0.05+         0.03+           0.01          (0.01)
  Net Realized and Unrealized Gain (Loss) on Investments         1.13           3.25         (4.80)          (3.08)         (2.76)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             1.22           3.30         (4.77)          (3.07)         (2.77)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.08)         (0.05)        (0.03)             --             --
  Net Realized Gain                                                --             --            --           (0.15)         (1.76)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (0.08)         (0.05)        (0.03)          (0.15)         (1.76)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     16.88    $     15.74    $    12.49     $     17.29    $     20.51
=================================================================================================================================
TOTAL RETURN                                                     7.75%         26.41%^      (27.64)%        (14.97)%       (11.78)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $   554,097    $   589,698    $  432,207     $   603,652    $   886,824
Ratio of Expenses to Average Net Assets (1)                      0.77%          0.80%         0.80%           0.80%          0.80%
Ratio of Net Investment Income (Loss) to Average
  Net Assets (1)                                                 0.58%          0.34%         0.21%           0.05%          0.79%
Portfolio Turnover Rate                                           179%           131%          143%             94%            71%
---------------------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                              N/A           0.82%         0.81%           0.81%          0.80%
      Net Investment Income (Loss) to Average Net Assets          N/A           0.32%         0.21%           0.06%         (0.06)%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                            CLASS B
                                                          -----------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003          2002            2001           2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     15.55    $     12.34    $    17.08     $     20.32    $     24.90
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.05+          0.01+        (0.00)+**       (0.04)         (0.04)
  Net Realized and Unrealized Gain (Loss) on Investments         1.11           3.21         (4.74)          (3.05)         (2.78)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             1.16           3.22         (4.74)          (3.09)         (2.82)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.04)         (0.01)           --              --             --
  Net Realized Gain                                                --             --            --           (0.15)         (1.76)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (0.04)         (0.01)           --           (0.15)         (1.76)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     16.67    $     15.55    $    12.34     $     17.08    $     20.32
=================================================================================================================================
TOTAL RETURN                                                     7.45%         26.13%^      (27.75)%        (15.26)%       (12.01)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $   202,893    $   199,591    $  156,501     $   223,646    $   350,556
Ratio of Expenses to Average Net Assets(2)                       1.02%          1.05%         1.05%           1.05%          1.05%
Ratio of Net Investment Income (Loss) to Average
  Net Assets(2)                                                  0.33%          0.09%        (0.04)%         (0.22)%        (1.04)%
Portfolio Turnover Rate                                           179%           131%          143%             94%            71%
---------------------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                              N/A           1.07%         1.06%           1.06%          1.05%
      Net Investment Income (Loss) to Average Net Assets          N/A           0.07%        (0.04)%         (0.22)%        (0.30)%
---------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
**   Amount is less than $0.005 per share.
^ In 2003, performance was positively impacted by approximately 1.34%, due to the receipt of proceeds from the settlement of class action suits involving, primarily, one of the Portfolio's holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares and Class B shares would have been approximately 25.07% and 24.79%, respectively.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

FINANCIAL HIGHLIGHTS

FOCUS EQUITY PORTFOLIO

                                                                                             CLASS A
                                                          ------------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003          2002             2001           2000
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     11.79    $      9.02    $    12.67      $     15.31    $     19.70
==================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.04+          0.02+         0.00+++         (0.03)         (0.05)
  Net Realized and Unrealized Gain (Loss) on Investments         0.78           2.77         (3.65)           (2.28)         (2.05)
----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             0.82           2.79         (3.65)           (2.31)         (2.10)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.02)         (0.02)           --               --             --
  Net Realized Gain                                                --             --            --            (0.33)         (2.29)
----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (0.02)         (0.02)           --            (0.33)         (2.29)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     12.59    $     11.79    $     9.02      $     12.67    $     15.31
==================================================================================================================================
TOTAL RETURN                                                     7.00%         30.99%^      (28.81)%         (15.22)%       (11.66)%
==================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $    52,757    $    61,420    $   51,347      $    85,204    $   126,531
Ratio of Expenses to Average Net Assets (1)                      1.00%          1.00%         1.00%            1.01%          1.00%
Ratio of Expenses to Average Net Assets Excluding Bank
  Overdraft Expense                                              1.00%          1.00%          N/A             1.00%          1.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets (1)                                                 0.35%          0.22%         0.02%           (0.21)%        (0.27)%
Portfolio Turnover Rate                                           163%           160%          173%              95%            93%
----------------------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                             1.11%          1.14%         1.09%            1.08%          1.04%
      Net Investment Income (Loss) to Average Net Assets         0.24%          0.08%        (0.07)%          (0.28)%        (0.29)%
----------------------------------------------------------------------------------------------------------------------------------

                                                                                             CLASS B
                                                          -----------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004          2003            2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     11.57    $     8.85     $     12.45    $     15.09    $     19.50
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.02+        (0.00)+++       (0.03)+        (0.07)         (0.08)
  Net Realized and Unrealized Gain (Loss) on Investments         0.75          2.72           (3.57)         (2.24)         (2.04)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             0.77          2.72           (3.60)         (2.31)         (2.12)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Realized Gain                                                --            --              --          (0.33)         (2.29)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     12.34    $    11.57     $      8.85    $     12.45    $     15.09
=================================================================================================================================
TOTAL RETURN                                                     6.75%        30.62%^        (28.92)%       (15.45)%       (11.89)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $     8,559    $    8,156     $     6,414    $    13,143    $    18,876
Ratio of Expenses to Average Net Assets (2)                      1.25%         1.25%           1.25%          1.26%          1.25%
Ratio of Expenses to Average Net Assets Excluding Bank
  Overdraft Expense                                              1.25%         1.25%            N/A           1.25%          1.25%
Ratio of Net Investment Income (Loss) to Average
  Net Assets (2)                                                 0.18%        (0.03)%         (0.23)%        (0.45)%        (0.52)%
Portfolio Turnover Rate                                           163%          160%            173%            95%            93%
---------------------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                             1.36%         1.39%           1.34%          1.33%          1.29%
      Net Investment Income (Loss) to Average Net Assets         0.07%        (0.17)%         (0.32)%        (0.53)%        (0.54)%
---------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
++   Amount is less than $0.005 per share.
^ In 2003, performance was positively impacted by approximately 5.64%, due to the receipt of proceeds from the settlement of class action suits involving, primarily, one of the Portfolio's holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the 2003 total return for Class A shares and Class B shares would have been approximately 25.35% and 24.98%, respectively.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2004 ANNUAL REPORT
December 31, 2004

FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH PORTFOLIO

                                                                                            CLASS A
                                                          -----------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     10.81    $      7.50    $      9.65    $     10.99    $     13.32
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                  (0.09)+        (0.09)+        (0.07)+        (0.06)         (0.08)
  Net Realized and Unrealized Gain (Loss) on Investments         2.16           3.40          (2.08)         (1.28)         (0.69)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             2.07           3.31          (2.15)         (1.34)         (0.77)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
     Net Realized Gain                                          (0.38)            --             --          (0.00)++       (1.56)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     12.50    $     10.81    $      7.50    $      9.65    $     10.99
=================================================================================================================================
TOTAL RETURN                                                    19.17%         44.13%        (22.28)%       (12.18)%        (6.64)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $   651,276    $   299,198    $    74,554    $    82,300    $    89,367
Ratio of Expenses to Average Net Assets (1)                      1.10%          1.10%          1.10%          1.10%          1.25%
Ratio of Net Investment Income (Loss) to Average Net
  Assets (1)                                                    (0.79)%        (0.93)%        (0.82)%        (0.69)%        (0.68)%
Portfolio Turnover Rate                                           111%           160%           133%           144%           129%
---------------------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                             1.16%          1.26%          1.22%          1.25%          1.30%
      Net Investment Income (Loss) to Average Net Assets        (0.85)%        (1.09)%        (0.94)%        (0.83)%        (0.73)%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                            CLASS B
                                                          -----------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     10.43    $      7.26    $      9.36    $     10.68    $     13.01
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                  (0.11)+        (0.10)+        (0.09)+        (0.06)         (0.10)
  Net Realized and Unrealized Gain (Loss) on Investments         2.08           3.27          (2.01)         (1.26)         (0.67)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             1.97           3.17          (2.10)         (1.32)         (0.77)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Realized Gain                                             (0.38)            --             --          (0.00)++       (1.56)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     12.02    $     10.43    $      7.26    $      9.36    $     10.68
=================================================================================================================================
TOTAL RETURN                                                    18.79%         43.80%        (22.44)%       (12.35)%        (6.81)%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $   713,733    $   484,136    $   215,899    $   184,099    $    91,069
Ratio of Expenses to Average Net Assets (2)                      1.35%          1.35%          1.35%          1.35%          1.50%
Ratio of Net Investment Income (Loss) to Average
  Net Assets (2)                                                (1.02)%        (1.18)%        (1.07)%        (0.97)%        (0.97)%
Portfolio Turnover Rate                                           111%           160%           133%           144%           129%
---------------------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                             1.41%          1.51%          1.47%          1.50%          1.55%
      Net Investment Income (Loss) to Average Net Assets        (1.09)%        (1.34)%        (1.19)%        (1.12)%        (1.02)%
---------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
++   Amount is less than $0.005 per share.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

FINANCIAL HIGHLIGHTS

U.S. REAL ESTATE PORTFOLIO

                                                                                           CLASS A
                                                          -----------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     17.92    $     13.55    $     14.63    $     14.50    $     11.84
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.40+          0.48+          0.52+          0.60           0.51
  Net Realized and Unrealized Gain (Loss) on Investments         6.17           4.55          (0.48)          0.71           2.94
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             6.57           5.03           0.04           1.31           3.45
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.42)         (0.48)         (0.52)         (0.57)         (0.56)
  Net Realized Gain                                             (0.86)         (0.18)         (0.60)         (0.61)         (0.23)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (1.28)         (0.66)         (1.12)         (1.18)         (0.79)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     23.21    $     17.92    $     13.55    $     14.63    $     14.50
=================================================================================================================================
TOTAL RETURN                                                    37.28%         37.61%          0.18%          9.27%         29.65%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $ 1,097,718    $   897,551    $   655,274    $   696,871    $   584,263
Ratio of Expenses to Average Net Assets (1)                      0.97%          1.00%          0.99%          1.00%          1.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets (1)                                                 2.02%          3.08%          3.49%          4.19%          4.13%
Portfolio Turnover Rate                                            21%            17%            47%            33%            31%
---------------------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
     Expenses to Average Net Assets                               N/A           1.01%          0.99%          1.01%          1.01%
     Net Investment Income (Loss) to Average Net Assets           N/A           3.07%          3.49%          4.18%          4.11%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                           CLASS B
                                                          -----------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     17.80    $     13.47    $     14.55    $     14.45    $     11.80
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.35+          0.45+          0.45+          0.56           0.49
  Net Realized and Unrealized Gain (Loss) on Investments         6.13           4.50          (0.45)          0.68           2.92
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             6.48           4.95             --           1.24           3.41
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.38)         (0.44)         (0.48)         (0.53)         (0.53)
  Net Realized Gain                                             (0.86)         (0.18)         (0.60)         (0.61)         (0.23)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (1.24)         (0.62)         (1.08)         (1.14)         (0.76)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     23.04    $     17.80    $     13.47    $     14.55    $     14.45
=================================================================================================================================
TOTAL RETURN                                                    36.95%         37.23%         (0.07)%         8.78%         29.36%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $   149,180    $    70,146    $    31,584    $    23,198    $    20,235
Ratio of Expenses to Average Net Assets (2)                      1.22%          1.25%          1.24%          1.25%          1.25%
Ratio of Net Investment Income (Loss) to Average
  Net Assets (2)                                                 1.76%          2.83%          3.24%          3.96%          3.83%
Portfolio Turnover Rate                                            21%            17%            47%            33%            31%
---------------------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                              N/A           1.26%          1.24%          1.26%          1.26%
      Net Investment Income (Loss) to Average Net Assets          N/A           2.82%          3.24%          3.95%          3.81%
---------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2004 ANNUAL REPORT
December 31, 2004

FINANCIAL HIGHLIGHTS

VALUE EQUITY PORTFOLIO

                                                                                             CLASS A
                                                          -----------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $      9.30    $      7.21    $      9.68    $     10.32    $      9.63
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.12+          0.13+          0.14+          0.15+          0.16
  Net Realized and Unrealized Gain (Loss) on Investments         1.23           2.09          (2.47)         (0.31)          1.54
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             1.35           2.22          (2.33)         (0.16)          1.70
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.13)         (0.13)         (0.14)         (0.15)         (0.16)
  Net Realized Gain                                                --             --             --          (0.33)         (0.85)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (0.13)         (0.13)         (0.14)         (0.48)         (1.01)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     10.52    $      9.30    $      7.21    $      9.68    $     10.32
=================================================================================================================================
TOTAL RETURN                                                    14.56%         31.05%        (24.22)%        (1.55)%        18.08%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $    90,938    $   108,997    $    76,452    $   101,691    $    70,454
Ratio of Expenses to Average Net Assets (1)                      0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of Net Investment Income (Loss) to Average
  Net Assets (1)                                                 1.28%          1.62%          1.69%          1.56%          1.64%
Portfolio Turnover Rate                                            84%           130%            45%            50%            62%
---------------------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                             0.74%          0.77%          0.76%          0.79%          0.81%
      Net Investment Income (Loss) to Average Net Assets         1.24%          1.55%          1.63%          1.47%          1.54%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                             CLASS B
                                                          -----------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $      9.31    $      7.21    $      9.67    $     10.32    $      9.60
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.10+          0.11++         0.12+          0.13+           0.1
  Net Realized and Unrealized Gain (Loss) on Investments         1.20           2.10          (2.46)         (0.32)          1.56
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             1.30           2.21          (2.34)         (0.19)          1.68
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.10)         (0.11)         (0.12)         (0.13)         (0.11)
  Net Realized Gain                                                --             --             --          (0.33)         (0.85)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (0.10)         (0.11)         (0.12)         (0.46)         (0.96)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     10.51    $      9.31    $      7.21    $      9.67    $     10.32
=================================================================================================================================
TOTAL RETURN                                                    14.07%         30.86%        (24.32)%        (1.89)%        17.92%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $    75,189    $    72,180    $    46,757    $    24,597    $       891
Ratio of Expenses to Average Net Assets (2)                      0.95%          0.95%          0.95%          0.95%          0.95%
Ratio of Net Investment Income (Loss) to Average
  Net Assets (2)                                                 1.05%          1.37%          1.44%          1.25%          1.35%
Portfolio Turnover Rate                                            84%           130%            45%            50%            62%
---------------------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                             0.99%          1.02%          1.01%          1.04%          1.11%
      Net Investment Income (Loss) to Average Net Assets         1.01%          1.30%          1.38%          1.17%          1.24%
---------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

FINANCIAL HIGHLIGHTS

EMERGING MARKETS DEBT PORTFOLIO

                                                                                              CLASS A
                                                          -----------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $      3.53    $      2.95    $      2.95    $      2.88    $      3.00
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                          0.26+          0.25+          0.27+          0.21           0.55
  Net Realized and Unrealized Gain (Loss) on Investments         0.10           0.59           0.06           0.09          (0.17)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             0.36           0.84           0.33           0.30           0.38
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.25)         (0.26)         (0.33)         (0.23)         (0.50)
---------------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES                                                  0.00++           --             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $      3.64    $      3.53    $      2.95    $      2.95    $      2.88
=================================================================================================================================
TOTAL RETURN                                                    10.07%         28.46%         11.29%         10.57%         12.81%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $    81,109    $    54,647    $    48,769    $    52,561    $    47,080
Ratio of Expenses to Average Net Assets(1)                       1.04%#         1.16%          1.06%          1.13%          1.15%
Ratio of Expenses to Average Net Assets Excluding Bank
  Overdraft Expense                                              1.04%          1.13%           N/A            N/A           1.10%
Ratio of Net Investment Income to Average Net Assets(1)          7.33%          7.48%          8.79%          8.22%         13.33%
Portfolio Turnover Rate                                           151%           216%           157%           316%           375%
---------------------------------------------------------------------------------------------------------------------------------
(1) Ratios before expense limitation:
      Expenses to Average Net Assets                             1.07%           N/A            N/A            N/A            N/A
      Net Investment Income (Loss) to Average Net Assets         7.30%           N/A            N/A            N/A            N/A
---------------------------------------------------------------------------------------------------------------------------------

                                                                                            CLASS B
                                                          -----------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $      3.60    $      3.00    $      3.01    $      2.92    $      3.03
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                          0.26+          0.25+          0.26+          0.30           0.20
  Net Realized and Unrealized Gain (Loss) on Investments         0.10           0.60           0.05           0.02           0.17
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             0.36           0.85           0.31           0.32           0.37
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.24)         (0.25)         (0.32)         (0.23)         (0.48)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $      3.72    $      3.60    $      3.00    $      3.01    $      2.92
=================================================================================================================================
TOTAL RETURN                                                     9.90%         28.34%         10.34%         10.50%         12.50%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $       437    $       429    $       343    $       429    $       387
Ratio of Expenses to Average Net Assets(2)                       1.29%#         1.41%          1.31%          1.38%          1.40%
Ratio of Expenses to Average Net Assets Excluding Bank
  Overdraft Expense                                              1.29%          1.38%           N/A            N/A           1.35%
Ratio of Net Investment Income to Average Net Assets(2)          7.07%          7.23%          8.54%          7.97%         13.28%
Portfolio Turnover Rate                                           151%           216%           157%           316%           375%
---------------------------------------------------------------------------------------------------------------------------------
(2) Ratios before expense limitation:
      Expenses to Average Net Assets                             1.32%           N/A            N/A            N/A            N/A
      Net Investment Income (Loss) to Average Net Assets         7.04%           N/A            N/A            N/A            N/A
---------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
++   Amount is less than $0.005 per share.
# Effective May 1, 2004, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class A shares and 1.25% for Class B shares. Prior to May 1, 2004, these maximum ratios were 1.75% for Class A shares and 2.00% for Class B shares.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2004 ANNUAL REPORT
December 31, 2004

FINANCIAL HIGHLIGHTS

MONEY MARKET PORTFOLIO

                                                                                         CLASS A
                                                          -----------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     1.000    $     1.000    $     1.000    $     1.000    $     1.000
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                         0.009          0.007+         0.013          0.038          0.060
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                        (0.009)        (0.007)        (0.013)        (0.038)        (0.060)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     1.000    $     1.000    $     1.000    $     1.000    $     1.000
=================================================================================================================================
TOTAL RETURN                                                     0.93%          0.64%          1.30%          3.82%          6.06%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $   546,866    $   795,399    $ 1,369,935    $ 2,706,283    $ 3,026,412
Ratio of Expenses to Average Net Assets                          0.47%          0.51%          0.48%          0.48%          0.48%
Ratio of Net Investment Income to Average Net Assets             0.87%          0.69%          1.32%          3.90%          6.07%
---------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO

                                                                                         CLASS A
                                                          -----------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     1.000    $     1.000    $     1.000    $     1.000    $     1.000
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                         0.008          0.005+         0.009          0.022          0.035
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                        (0.008)        (0.005)        (0.009)        (0.022)        (0.035)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     1.000    $     1.000    $     1.000    $     1.000    $     1.000
=================================================================================================================================
TOTAL RETURN                                                     0.75%          0.50%          0.90%          2.23%          3.57%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $   449,318    $   511,551    $   910,426    $ 1,346,818    $ 1,476,436
Ratio of Expenses to Average Net Assets                          0.48%          0.50%          0.48%          0.49%          0.48%
Ratio of Net Investment Income to Average Net Assets             0.74%          0.54%          0.90%          2.25%          3.50%
---------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Fund is comprised of sixteen separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). Each Portfolio (with the exception of the International Small Cap, Money Market and Municipal Money Market Portfolios) offers two classes of shares - Class A and Class B. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

For detailed descriptions of the investment objectives of each of the Portfolios and other related information, please refer to the Prospectuses of the Fund. Generally, the investment objective of the domestic and international equity portfolios is to seek capital appreciation by investing in equity and equity-related securities. The investment objective of the international fixed income portfolio is primarily to seek a high total return consistent with preservation of capital. The investment objective of the money market portfolios is to seek current income and preserve capital.

The International Equity Portfolio is authorized to issue 500 million shares per class but is currently closed to new accounts.

On September 26, 2003, the net assets of the Small Cap Growth Portfolio's (formerly a Portfolio of Morgan Stanley Institutional Fund Trust) Institutional and Adviser Class shares were merged into the Small Company Growth Portfolio's Class A and B shares, respectively, through a tax-free exchange. In exchange for the $100,203,000 in net assets received, including $13,556,000 in unrealized appreciation, 10,221,445 Class A and 212,563 Class B shares of the Small Company Growth Portfolio were issued. Prior to the combination, the net assets of the Small Company Growth Portfolio totaled $497,416,000. Immediately after the combination, the net assets of the Small Company Growth Portfolio totaled $597,618,000.

On May 27, 2004, the Asian Real Estate, European Value Equity, Japanese Value Equity and Latin American Portfolios were liquidated. On August 20, 2004, the Technology Portfolio was liquidated.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value. Securities owned by the Money Market and Municipal Money Market Portfolios are stated at amortized cost, which approximates market value.

     All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

     Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in

2004 ANNUAL REPORT
December 31, 2004

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     good faith under procedures established by the Board of Directors.

2. REPURCHASE AGREEMENTS: The Portfolios may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Portfolios, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities-at the prevailing rates of exchange on the valuation date;

     - investment transactions, investment income and expenses-at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statements of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statements of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of government supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued on the Portfolio of Investments.

4. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The

                                          2004 ANNUAL REPORT

                                          December 31, 2004

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolios as unrealized gain or loss. The Portfolios record realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Credit risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gains on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. A Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolios have the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolios generally have no right to enforce compliance by the borrower under the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation and any intermediaries between the Lender and the Portfolio. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

6. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which a Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. Dividends and interest payable on such securities sold short are included in dividend expense and interest expense, respectively, in the Statements of Operations. A Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the Portfolio's records or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolios involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from the purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

7. SECURITIES LENDING: Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. Portfolios that lend securities receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

     Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolios' Statements of Operations in interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

2004 ANNUAL REPORT

December 31, 2004

NOTES TO FINANCIAL STATEMENTS (CONT'D)

The value of loaned securities and related collateral outstanding at December 31, 2004 are as follows:

                                      VALUE OF
                                        LOANED       VALUE OF
                                    SECURITIES     COLLATERAL
PORTFOLIO                                (000)          (000)
-------------------------------------------------------------
Active International Allocation    $    62,888    $    66,163
Emerging Markets                        67,299         69,758
International Equity                 1,006,675      1,058,940
International Magnum                    10,169         10,703

The following Portfolios had income from securities lending (after rebates to borrowers and fee paid to securities lending agent):

                                                 NET INTEREST
                                                    EARNED BY
                                                    PORTFOLIO
PORTFOLIO                                               (000)
-------------------------------------------------------------
Active International Allocation                       $   252
Emerging Markets                                          531
International Equity                                    4,444
International Magnum                                       58

8. STRUCTURED SECURITIES: The Emerging Markets Debt Portfolio may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Portfolio to credit risks of the underlying instruments as well as of the issuer of the structured security. Structured securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments; however, any loss is limited to the amount of the original investment.

9. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash, government securities or other high grade liquid investments deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date the contract was entered into and the value at closing is recorded as a realized gain or loss in the Statements of Operations. Due from (to) broker includes both initial margin and variation margin, as stated in the Statements of Assets and Liabilities.

     Certain Portfolios may use futures contracts in order to manage their exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of hedged investments.

10. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, a Portfolio, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

     Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. Each Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

NOTES TO FINANCIAL STATEMENTS (CONT'D)

11. UNFUNDED COMMITMENTS: Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Cabot Industrial Value Fund, Inc., the Portfolio has made a subscription commitment of $5,000,000 for which it will receive 10,000 shares of common stock. As of December 31, 2004, Cabot Industrial Value Fund, Inc. has drawn down $952,000, which represents 19.0% of the commitment.

     Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and BRCP REIT LLC I, the Portfolio has made a subscription commitment of $7,000,000 for which it will receive 7,000,000 shares of common stock. As of December 31, 2004, BRCP REIT LLC I has drawn down $2,117,638, which represents 30.3% of the commitment.

12. REDEMPTION FEES: Shares of the Active International Allocation, Emerging Markets, European Real Estate, Global Franchise, Global Value Equity, International Equity, International Magnum, International Small Cap and Emerging Markets Debt Portfolios redeemed within 60 days of purchase may be subject to a 2% redemption fee. The redemption fee is designed to protect the Portfolio and remaining shareholders from the effects of short-term trading. These fees, if any, are included on the Statement of Changes in Net Assets.

13. RESTRICTED SECURITIES: Certain Portfolios may invest in unregistered or otherwise restricted securities. The term restricted securities refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Portfolio would, in either case, bear market risks during that period.

14. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Dividends to the shareholders of the Money Market and the Municipal Money Market Portfolios are accrued daily and are distributed on or about the 15th of each month. Distributions for the remaining Portfolios are recorded on the ex-distribution date.

     The U.S. Real Estate Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. INVESTMENT ADVISORY FEES: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Fund with investment advisory services under the terms of an investment advisory agreement (the "Agreement"). Prior to November 1, 2004, MS Investment Management provided such services at the annual rates of the average daily net assets indicated below. MS Investment Management has voluntarily agreed to waive fees payable to it and to reimburse the Portfolios, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                             MAXIMUM
                                                          EXPENSE RATIO
                                     ADVISORY        -----------------------
PORTFOLIO                                 FEE        CLASS A         CLASS B
----------------------------------------------------------------------------
Active International
  Allocation                          0.65%            0.80%          1.05%
European Real Estate                  0.80             1.00           1.25
Global Franchise                      0.80             1.00           1.25
Global Value Equity                   0.80             1.00           1.25
International Equity                  0.80             1.00           1.25
International Magnum                  0.80             1.00           1.25
International Small Cap               0.95             1.15            N/A
Equity Growth                         0.60             0.80           1.05
Focus Equity                          0.80             1.00           1.25
Small Company Growth                  1.00             1.10           1.35
U.S. Real Estate                      0.80             1.00           1.25
Value Equity                          0.50             0.70           0.95
Emerging Markets Debt (1)             0.75             1.00           1.25
Money Market                          0.30             0.55            N/A

2004 ANNUAL REPORT

December 31, 2004

NOTES TO FINANCIAL STATEMENTS (CONT'D)

                                                               MAXIMUM
                                                            EXPENSE RATIO
                                                  ADVISORY  -----------------
PORTFOLIO                                              FEE   CLASS A  CLASS B
-----------------------------------------------------------------------------
Municipal Money Market                                0.30%     0.57%     N/A
                         AVERAGE DAILY NET ASSETS
Emerging Markets(2)      First $1.0 billion           1.25      1.65     1.90%
                         Next $1.0 billion            1.20      1.65     1.90
                         Over $2.0 billion            1.00      1.65     1.90

(1)Prior to May 1, 2004, the Maximum Expense Ratios for the Emerging Markets Debt Portfolio's Class A shares and Class B shares were 1.75% and 2.00%, respectively.

(2)Prior to May 1, 2004, the Advisory Fee for the Emerging Markets Portfolio was 1.25%. Effective November 1, 2004, MS Investment Management has agreed to waive fees payable to it and to reimburse the Emerging Markets Portfolio, if necessary, to the extent that the annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.65% for Class A shares and 1.90% for Class B shares. Prior to November 1, 2004, these maximum ratios were 1.75% for Class A shares and 2.00% for Class B shares.

Effective November 1, 2004, the investment advisory fees of some of the Portfolios were reduced as follows:

                                FEE PRIOR TO                    FEE EFFECTIVE
PORTFOLIO                   NOVEMBER 1, 2004                 NOVEMBER 1, 2004
------------------------------------------------------------------------------
Emerging Markets        1.25% first $1 billion   1.25% first $500 million
                         1.20% next $1 billion   1.20% next $500 million
                         1.00% over $2 billion   1.15% next $1.5 billion
                                                 1.00% over $2.5 billion
Global Franchise                          0.80%  0.80% first $500 million
                                                 0.75% next $500 million
                                                 0.70% over $1 billion
Global Value Equity                       0.80%  0.67% first $1 billion
                                                 0.645% next $500 million
                                                 0.62% next $1 billion
                                                 0.595% next $1 billion
                                                 0.57% next $1 billion
                                                 0.545% over $4.5 billion
International Magnum                      0.80%  0.80% first $500 million
                                                 0.75% next $500 million
                                                 0.70% over $1 billion
Equity Growth                             0.60%  0.50% first $1 billion
                                                 0.45% next $1 billion
                                                 0.40% next $1 billion
                                                 0.35% over $3 billion
Small Company Growth                      1.00%  0.92% first $1 billion
                                                 0.85% over $1 billion
U.S. Real Estate                          0.80%  0.80% first $500 million
                                                 0.75% next $500 million
                                                 0.70% over $1 billion
Value Equity                              0.50%  0.50% first $150 million
                                                 0.45% next $100 million
                                                 0.40% next $100 million
                                                 0.35% over $350 million
Emerging Markets Debt                     0.75%  0.75% first  $500 million
                                                 0.70% next $500 million
                                                 0.65% over $1 billion

For the year ended December 31, 2004, the Portfolios had advisory fees waived as follows:

                                                 ADVISORY FEES
                                                        WAIVED
PORTFOLIO                                                (000)
--------------------------------------------------------------
Active International Allocation                       $    424
European Real Estate                                       127
Global Franchise                                           109
Global Value Equity                                         68
International Magnum                                       199
International Small Cap                                    138
Focus Equity                                                69
Small Company Growth                                       628
Value Equity                                                72
Emerging Markets Debt                                       22

The Adviser has entered into Sub-Advisory Agreements with Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Asset & Investment Trust Management Co., Limited and Morgan Stanley Investment Management Company (each a "Sub-Adviser"), all wholly-owned subsidiaries of Morgan Stanley. The Sub-Advisers, subject to the control and supervision of the Fund, its officers, Directors and the Adviser, and in accordance with the investment objectives, policies and restrictions of the Portfolios, make certain day-to-day investment decisions for certain Portfolios and place certain of the Portfolios' purchase and sales orders. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolios which receive these services.

C. ADMINISTRATION FEES: Prior to November 1, 2004, MS Investment Management (the "Administrator") also provided the Fund with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equaled 0.15% of the average daily net assets of each Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

Effective November 1, 2004, Morgan Stanley Investment Management Inc. (MSIM) serves as Administrator to the Fund pursuant to an Amended and Restated Administration Agreement. Under the Amended and Restated Administration Agreement, the Administration Fee was reduced to 0.08% of the average daily net assets of each non-money market Portfolio and 0.05% of the average daily net assets of each money market Portfolio. JPMIS will continue to provide certain administrative services pursuant to an Amended and Restated

                                          2004 ANNUAL REPORT

                                          December 31, 2004

NOTES TO FINANCIAL STATEMENTS (CONT'D)

Sub-Administration Agreement with MSIM and receives compensation from MSIM for these services. Expenses covered by the Administration Fee will change. Administration costs (including out-of-pocket expenses incurred in the ordinary course of providing services under the Agreement, which were previously borne by the Fund), except pricing services and extraordinary expenses, will now be covered under the Administration Fee. Transfer Agency expenses will no longer be paid by MSIM, but will be borne by the Fund.

D. DISTRIBUTION FEES: Morgan Stanley & Co., Incorporated (the "Distributor"), a wholly-owned subsidiary of Morgan Stanley, and an affiliate of MS Investment Management, serves as the distributor of the Fund and provides Class B shareholders of the applicable Portfolios with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from each applicable Portfolio, a distribution fee, which is accrued daily and paid quarterly, at an annual rate of 0.25% of the Class B shares' average daily net assets. The Distributor may voluntarily waive from time to time all or any portion of its distribution fee.

E. CUSTODIAN FEES: JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

F. PURCHASES AND SALES: During the year ended December 31, 2004, purchases and sales of investment securities, other than long-term U.S. Government securities and short-term investments, were:

                                                          PURCHASES         SALES
PORTFOLIO                                                     (000)         (000)
---------------------------------------------------------------------------------
Active International Allocation                         $   218,259   $    91,941
Emerging Markets                                            775,361       768,913
European Real Estate                                         26,342        13,513
Global Franchise                                             13,752        39,756
Global Value Equity                                          25,849        26,027
International Equity                                      3,535,908     2,804,265
International Magnum                                         40,483        55,471
International Small Cap                                     487,983       397,334
Equity Growth                                             1,444,378     1,525,097
Focus Equity                                                102,381       119,095
Small Company Growth                                      1,422,976     1,079,273
U.S. Real Estate                                            215,205       230,228
Value Equity                                                143,141       182,143
Emerging Markets Debt                                       119,921        95,686

There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2004.

During the year ended December 31, 2004, the following Portfolios paid brokerage commissions to Morgan Stanley & Co., an affiliated broker/dealer:

                                                                       BROKERAGE
                                                                     COMMISSIONS
PORTFOLIO                                                                  (000)
--------------------------------------------------------------------------------
Emerging Markets                                                   $          57
Global Value Equity                                                            1
International Magnum                                                           1
Equity Growth                                                                  9
Focus Equity                                                                   1
Value Equity                                                                   3

Additionally, during the year ended December 31, 2004, International Magnum Portfolio paid $141 brokerage commissions to China International Capital Corporation, an affiliated broker/dealer.

G. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned. Taxes may also be based on the movement of foreign currency and are accrued based on the value of investments denominated in such currency.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The Municipal Money Market Portfolio's ordinary income distributions shown below include tax-exempt as well as taxable components.

2004 ANNUAL REPORT

December 31, 2004

NOTES TO FINANCIAL STATEMENTS (CONT'D)

The tax character of distributions paid during 2004 and 2003 were as follows:

                                        2004 DISTRIBUTIONS           2003 DISTRIBUTIONS
                                            PAID FROM:                    PAID FROM:
                                   ---------------------------   ---------------------------
                                       ORDINARY      LONG-TERM       ORDINARY      LONG-TERM
                                         INCOME   CAPITAL GAIN         INCOME   CAPITAL GAIN
PORTFOLIO                                 (000)          (000)          (000)          (000)
--------------------------------------------------------------------------------------------
Active International
  Allocation                       $     10,343   $         --   $      6,218   $         --
Emerging Markets                          9,929             --         12,401             --
European Real Estate                        832             --            632             --
Global Franchise                            973          3,259            440            359
Global Value Equity                       1,126            272            812            472
International Equity                    231,683        446,239        104,424             --
International Magnum                      1,928             --          1,640             --
International Small Cap                  37,896         68,519         13,275          9,855
Equity Growth                             3,214             --          1,970             --
Focus Equity                                103             --            137             --
Small Company Growth                         --         40,919             --             --
U.S. Real Estate                         25,591         41,350         27,350          7,144
Value Equity                              2,112             --          2,028             --
Emerging Markets Debt                     5,272             --          3,765             --
Money Market                              5,834             --          7,531             --
Municipal Money Market                    3,503             --          4,229             --

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature. Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains and losses on securities, forwards and futures, including Post October losses. Permanent differences are generally due to REIT adjustments, gain (loss) on in-kind redemptions, foreign currency transactions, distribution reclass, paydown adjustments and gains on certain equity securities designated as issued by "passive foreign investment companies".

Permanent book and tax basis differences may result in reclassification among undistributed (distributions in excess of ) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital.

At December 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                                   UNDISTRIBUTED
                                    UNDISTRIBUTED      LONG-TERM
                                  ORDINARY INCOME   CAPITAL GAIN
PORTFOLIO                                   (000)          (000)
----------------------------------------------------------------
Active International Allocation        $    4,062     $       --
European Real Estate                          127             --
Global Franchise                              127          1,115
Global Value Equity                            --          1,034
International Magnum                          413             --
International Small Cap                     3,405         23,528
Equity Growth                                 940             --
Focus Equity                                   97             --
Small Company Growth                           --          4,483
U.S. Real Estate                            2,500         34,174
Money Market                                  134             --
Municipal Money Market                         77             --

Any Portfolios not shown above had no distributable earnings on a tax basis at December 31, 2004. The undistributed ordinary income for the Municipal Money Market represents tax-exempt income.

At December 31, 2004, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios were:

                                                                                                   NET
                                                                                          APPRECIATION
                                                   COST   APPRECIATION    DEPRECIATION  (DEPRECIATION)
PORTFOLIO                                         (000)          (000)           (000)           (000)
------------------------------------------------------------------------------------------------------
Active International
  Allocation                               $    569,865   $     83,427    $    (16,937)   $     66,490
Emerging Markets                              1,100,832        337,366         (41,411)        295,955
European Real Estate                             36,044         15,338              (2)         15,336
Global Franchise                                 45,520         18,182            (764)         17,418
Global Value Equity                              85,709         15,665          (2,116)         13,549
International Equity                          7,470,094      1,696,378         (26,525)      1,669,853
International Magnum                             90,032         18,012          (2,673)         15,339
International Small Cap                         924,092        375,028         (22,083)        352,945
Equity Growth                                   692,486         72,081          (4,105)         67,976
Focus Equity                                     55,561          6,742          (1,222)          5,520
Small Company Growth                          1,158,987        239,136         (20,294)        218,842
U.S. Real Estate                                773,534        477,119          (6,407)        470,712
Value Equity                                    148,331         18,230            (704)         17,526
Emerging Markets Debt                            75,906          4,159          (1,697)          2,462
Money Market                                    547,852             --              --              --
Municipal Money Market                          469,241             --              --              --

At December 31, 2004, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

                                                     EXPIRATION DATE DECEMBER 31, (000)
------------------------------------------------------------------------------------------------------------
PORTFOLIO                  2006       2007       2008       2009       2010       2011       2012    TOTAL
------------------------------------------------------------------------------------------------------------
Active International
  Allocation           $     --   $     --   $     --  $   5,749  $  60,663  $  25,582   $     --  $  91,994
Emerging
  Markets                    --         --         --    109,167    102,772         --         --    211,939
European Real
  Estate                     --         --        197        101         --         --         --        298
International
  Magnum                     --         --         --      5,073      4,936      2,377         --     12,386
Equity
  Growth                     --         --         --         --     86,561     22,405         --    108,966
Focus Equity                 --         --         --     10,195     21,111         --        296     31,602
Small
  Company
  Growth*                    --         --         --     11,988     18,090         --         --     30,078
Value Equity                 --         --         --         --      4,493         --         --      4,493
Emerging
  Markets
  Debt                   75,356      9,761         --        778         --         --         --     85,895

*Capital loss carryover from target fund.

The amounts reflected in the capital loss carryforward table above represent capital loss carryforward from MSIFT Small

                                          2004 ANNUAL REPORT

                                          December 31, 2004

NOTES TO FINANCIAL STATEMENTS (CONT'D)

Cap Growth Portfolio after limitations pursuant to Internal Revenue Code,
Section 383. Due to the limitation on utilization of capital loss carryforwards of $4,659,000 per year, only $30,078,000 of the $102,883,000 will actually be eligible to offset future capital gains. Consequently, the difference of $72,805,000 has been recorded as a reduction of paid in capital in 2004.

During the year ended December 31, 2004, the following Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately:

                                                  CAPITAL LOSS
                                                  CARRYFORWARD
                                                      UTILIZED
PORTFOLIO                                                (000)
--------------------------------------------------------------
Active International Allocation                      $  14,601
Emerging Markets                                       117,710
European Real Estate                                     3,679
Global Value Equity                                      3,058
International Equity*                                   41,510
International Magnum                                     6,808
Equity Growth                                           63,490
Small Company Growth                                    35,937
Value Equity                                            18,313
Emerging Markets Debt                                      861

* Amounts based on October 31, tax year end.

In addition to the $35,937,000 utilized capital loss carryforward attributed to the Small Company Growth Portfolio in the table above, approximately $8,822,000 of capital losses acquired from MSIFT Small Cap Growth Portfolio were utilized for federal tax purposes during the year ended December 31, 2004.

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Net capital, passive investment company (PFIC), and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2004, the Portfolio deferred to January 1, 2005 for U.S. Federal income tax purposes, post-October capital, PFIC and currency losses as indicated:

                                        CAPITAL  CURRENCY
                                         LOSSES    LOSSES
PORTFOLIO                                 (000)     (000)
---------------------------------------------------------
Emerging Markets                       $     --   $ 2,692
European Real Estate                         --         1
Global Franchise                             --       582
International Small Cap                      --        35
Focus Equity                                512        --

For the year ended December 31, 2004, the Global Franchise Portfolio realized gains from in-kind redemptions of $2,600,000. For the fiscal year ended December 31, 2003, the Global Franchise and International Equity Portfolios realized gains from in-kind redemptions of $584,000 and $14,820,000, respectively.

H. CONTRACTUAL OBLIGATIONS: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. OTHER: The net assets of certain Portfolios include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities. Further, at times certain of the Portfolios' investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

The Emerging Markets Debt Portfolio holds a significant portion of its investments in securities which are traded by a small number of market makers who may also be utilized by the Portfolio to provide pricing information used to value such investments. The amounts realized upon disposition of these securities may differ from the value reflected on the Statements of Assets and Liabilities.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, currently no central registration system exists and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a counterparty's failure to complete the transaction.

2004 ANNUAL REPORT

December 31, 2004

NOTES TO FINANCIAL STATEMENTS (CONT'D)

A portion of the securities of the Municipal Money Market Portfolio are insured by certain companies specializing in the insurance of municipal debt obligations. At December 31, 2004, approximately 20.0% of the net assets of the Municipal Money Market Portfolio are covered by such insurance. The insurers and their obligations are as follows:

                                     PERCENTAGE OF
    INSURER                             NET ASSETS
    -----------------------------------------------
    MBIA                                  8.0%
    FGIC                                  5.3
    FSA                                   4.6
    AMBAC                                 1.5
    FHA                                   0.6

At December 31, 2004, certain Portfolios had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios.

These Portfolios and the aggregate percentage of such owners were as follows:

                                       PERCENTAGE OF OWNERSHIP
                                       -----------------------
PORTFOLIO                                 CLASS A     CLASS B
-------------------------------------------------------------
Active International Allocation             53.3%       78.7%
Emerging Markets                            10.2        93.1
European Real Estate                        48.9        96.4
Global Franchise                            56.1        11.4
Global Value Equity                         70.3        88.0
International Equity                          --        73.8
International Magnum                        89.4        78.2
International Small Cap                     29.2         N/A
Equity Growth                               73.2        75.7
Focus Equity                                64.8        40.3
Small Company Growth                        26.0        51.5
U.S. Real Estate                            39.3        71.3
Value Equity                                75.7        92.8
Emerging Markets Debt                       84.5        96.9

J. SUBSEQUENT EVENTS: Effective January 31, 2005, the Fund has suspended offering shares of the International Small Cap Portfolio and the International Equity Portfolio to new investors, except as follows. The Fund will continue to offer shares of the Portfolios (1) through certain retirement plan accounts, (2) to clients of registered investment advisors who currently offer shares of the Portfolios in their discretionary asset allocation programs, (3) through certain endowments and foundations, (4) to clients of family office practices where shares of the Portfolios are held by family members of such clients, (5) to directors and trustees of the Morgan Stanley Funds, (6) to Morgan Stanley and its affiliates and their employees, and (7) to benefit plans sponsored by Morgan Stanley and its affiliates. The Fund will continue to offer shares of the Portfolios to existing shareholders and may recommence offering shares of the Portfolios to other new investors in the future.

Effective January 31, 2005, the Fund will suspend offering shares of the Global Franchise Portfolio to new investors when assets in the Portfolio reach $100 million, except as follows. Following the general suspension of the offering of shares of the Portfolio to new investors, the Fund will continue to offer shares of the Portfolio (1) through certain retirement plan accounts, (2) to clients of registered investment advisors who currently offer shares of the Portfolio in their discretionary asset allocation programs, (3) through certain endowments and foundations, (4) to clients of family office practices where shares of the Portfolio are held by family members of such clients, (5) to directors and trustees of the Morgan Stanley Funds, (6) to Morgan Stanley and its affiliates and their employees, and (7) to benefit plans sponsored by Morgan Stanley and its affiliates. Also following the general suspension of the offering of shares of the Portfolio to new investors, the Fund will continue to offer shares of the Portfolio to existing shareholders and may recommence offering shares of the Portfolio to other new investors in the future.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
MORGAN STANLEY INSTITUTIONAL FUND, INC.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Morgan Stanley Institutional Fund, Inc. (comprising, respectively, the Active International Allocation Portfolio, Emerging Markets Portfolio, European Real Estate Portfolio, Global Franchise Portfolio, Global Value Equity Portfolio, International Equity Portfolio, International Magnum Portfolio, International Small Cap Portfolio, Equity Growth Portfolio, Focus Equity Portfolio, Small Company Growth Portfolio, U.S. Real Estate Portfolio, Value Equity Portfolio, Emerging Markets Debt Portfolio, Money Market Portfolio and Municipal Money Market Portfolio) (the "Fund") as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial high-lights based on out audits. lights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are a appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opionion An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Morgan Stanley Institutional Fund, Inc. at December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                          /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2005

2004 ANNUAL REPORT

December 31, 2004

FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2004, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders for the Global Franchise, Global Value Equity, Equity Growth, Focus Equity, U.S. Real Estate and Value Equity Portfolios are 36.2%, 60.4%, 100.0%, 100.0%, 4.5% and 100.0%, respectively.

For the year ended December 31, 2004, the percentage of income earned from direct U.S. Treasury Obligations for the Money Market Portfolio is 6.0%.

For the year ended December 31, 2004, the percentage of exempt interest dividends paid by the Municipal Money Market Portfolios is 98.9%.

For the year ended December 31, 2004, the following Portfolios intend to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

                                                   FOREIGN        FOREIGN
                                                TAX CREDIT         SOURCE
                                              PASS-THROUGH         INCOME
          PORTFOLIO                                  (000)          (000)
          ---------------------------------------------------------------
          Active International Allocation     $        655   $      8,885
          Emerging Markets                           2,696         27,268
          European Real Estate                         147          1,157
          Global Franchise                             179          1,690
          Global Value Equity                          134          1,384
          International Equity*                     12,152        117,980
          International Magnum                         142          1,931
          International Small Cap                    2,969         26,348

Each applicable Portfolio hereby designates the following amount as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal tax return:

                                                                LONG-TERM
                                                                LONG-TERM
                                                       CAPITAL GAIN - 20%
          PORTFOLIO                                                 (000)
          ---------------------------------------------------------------
          Global Franchise                                   $      3,259
          Global Value Equity                                         272
          International Equity                                    446,239
          International Small Cap                                  68,519
          Small Company Growth                                     40,919
          U.S. Real Estate                                         41,350

S
For the year ended December 31, 2004, qualified dividend income for each applicable Portfolio totaled:

                                                               QUALIFYING
                                                                 DIVIDEND
                                                                   INCOME
          PORTFOLIO                                                 (000)
          ---------------------------------------------------------------
          Active International Allocation                    $      5,687
          Emerging Markets                                         11,881
          European Real Estate                                        750
          Global Value Equity                                       1,265
          Global Franchise                                          1,152
          International Equity                                     68,837
          International Magnum                                      1,243
          International Small Cap                                  19,151
          Equity Growth                                             3,214
          Focus Equity                                                103
          Value Equity                                              2,112

                                          2004 ANNUAL REPORT

                                          December 31, 2004

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

INDEPENDENT DIRECTORS:

                                                                                           NUMBER OF
                                                                                           PORTFOLIOS IN
                            POSITION(S)  TERM OF OFFICE                                    FUND COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH    AND LENGTH OF  PRINCIPAL OCCUPATION(S)            OVERSEEN BY   OTHER DIRECTORSHIPS
DIRECTOR                    REGISTRANT   TIME SERVED*   DURING PAST 5 YEARS                DIRECTOR**    HELD BY DIRECTOR
--------------------------- ------------ -------------- ---------------------------------- ------------- ---------------------------
Michael Bozic (63)          Director     Director since Private investor; Director or      197           Director of various
c/o Kramer Levin Naftalis &              July 2003      Trustee of the Retail Funds (since               business organizations.
Frankel LLP                                             April 1994) and the Institutional
Counsel to the Independent                              Funds (since July 2003); formerly
Directors                                               Vice Chairman of Kmart Corporation
919 Third Avenue                                        (December 1998-October 2000),
New York, NY 10022-3902                                 Chairman and Chief Executive
                                                        Officer of Levitz Furniture
                                                        Corporation (November
                                                        1995-November 1998) and President
                                                        and Chief Executive Officer of
                                                        Hills Department Stores (May
                                                        1991-July 1995); formerly
                                                        variously Chairman, Chief
                                                        Executive Officer, President and
                                                        Chief Operating Officer
                                                        (1987-1991) of the Sears
                                                        Merchandise Group of Sears Roebuck
                                                        & Co.

Edwin J. Garn (72)          Director     Director since Consultant. Director or Trustee of 197           Director of Franklin Covey
1031 N. Chartwell Court                  July 2003      the Retail Funds (since January                  (time management systems),
Salt Lake City, UT 84103                                1993) and the Institutional Funds                BMW Bank of North America,
                                                        (since July 2003); member of the                 Inc. (industrial loan
                                                        Utah Regional Advisory Board of                  corporation), Escrow Bank
                                                        Pacific Corp.; formerly Managing                 USA (industrial loan
                                                        Director of Summit Ventures LLC                  corporation), United Space
                                                        (2000 - 2004), United States                     Alliance (joint venture
                                                        Senator (R- Utah) (1974-1992) and                between Lockheed Martin and
                                                        Chairman, Senate Banking Committee               The Boeing Company) and
                                                        (1980-1986), Mayor of Salt Lake                  Nuskin Asia Pacific
                                                        City, Utah (1971-1974), Astronaut,               (multilevel marketing);
                                                        Space Shuttle Discovery (April                   member of the board of
                                                        12-19, 1985), and Vice Chairman,                 various civic and
                                                        Huntsman Corporation (chemical                   charitable organizations.
                                                        company).

Wayne E. Hedien (70)        Director     Director since Retired; Director or Trustee of    197           Director of the PMI Group
c/o Kramer Levin Naftalis &              July 2003      the Retail Funds (since September                Inc. (private mortgage
Frankel LLP                                             1997) and the Institutional Funds                insurance); Trustee and
Counsel to the                                          (since July 2003); formerly                      Vice Chairman of The Field
Independent Directors                                   associated with the Allstate                     Museum of Natural History;
919 Third Avenue                                        Companies (1966-1994), most                      director of various other
New York, NY 10022-3902                                 recently as Chairman of The                      business and charitable
                                                        Allstate Corporation (March                      organizations.
                                                        1993-December 1994) and Chairman
                                                        and Chief Executive Officer of its
                                                        wholly-owned subsidiary, Allstate
                                                        Insurance Company (July
                                                        1989-December 1994).

Dr. Manuel H. Johnson (55)  Director     Director since Senior Partner, Johnson Smick      197           Director of NVR, Inc. (home
c/o Johnson Smick                        July 2003      International, Inc., a consulting                construction); Director of
International, Inc.                                     firm; Chairman of the Audit                      KFX Energy; Director of RBS
2099 Pennsylvania Avenue,                               Committee and Director or Trustee                Greenwich Capital Holdings
NW Suite 950                                            of the Retail Funds (since July                  (financial holdings
Washington, D.C. 20006                                  1991) and the Institutional Funds                company).
                                                        (since July 2003); Co-Chairman and
                                                        a founder of the Group of Seven
                                                        Council (G7C), an international
                                                        economic commission; formerly Vice
                                                        Chairman of the Board of Governors
                                                        of the Federal Reserve System and
                                                        Assistant Secretary of the U.S.
                                                        Treasury.

Joseph J. Kearns (62)       Director     Director since President, Kearns & Associates LLC 198           Director of Electro Rent
c/o Kearns & Associates LLC              August 1994    (investment consulting); Deputy                  Corporation (equipment
PMB754                                                  Chairman of the Audit Committee                  leasing), The Ford Family
23852 Pacific Coast Highway                             and Director or Trustee of the                   Foundation and the UCLA
Malibu, CA 90265                                        Retail Funds (since July 2003) and               Foundation.
                                                        the Institutional Funds (since
                                                        August 1994); previously Chairman
                                                        of the Audit Committee of the
                                                        Institutional Funds (October 2001-
                                                        July 2003); formerly CFO of the J.
                                                        Paul Getty Trust.

Michael E. Nugent (68)      Director     Director since General Partner of Triumph         197           Director of various
c/o Triumph Capital, L.P.                July 2001      Capital, L.P., a private                         business organizations.
445 Park Avenue, 10th Floor                             investment partnership; Chairman
New York, NY 10022                                      of the Insurance Committee and
                                                        Director or Trustee of the Retail
                                                        Funds (since July 1991) and the
                                                        Institutional Funds (since July
                                                        2001); formerly Vice President,
                                                        Bankers Trust Company and BT
                                                        Capital Corporation (1984-1988).

Fergus Reid (72)            Director     Director since Chairman of Lumelite Plastics      198           Trustee and Director of
c/o Lumelite Plastics                    June 1992      Corporation; Chairman of the                     certain investment
Corporation                                             Governance Committee and Director                companies in the J.P.
85 Charles Coleman Blvd.                                or Trustee of the Retail Funds                   Morgan Funds complex
Pawling, NY 12564                                       (since July 2003) and the                        managed by J.P. Morgan
                                                        Institutional Funds (since June                  Investment Management Inc.
                                                        1992).

2004 ANNUAL REPORT

December 31, 2004

DIRECTOR AND OFFICER INFORMATION (CONT'D)

INTERESTED DIRECTORS:

                                                                                           NUMBER OF
                                                                                           PORTFOLIOS IN
                            POSITION(S)  TERM OF OFFICE                                    FUND COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH    AND LENGTH OF  PRINCIPAL OCCUPATION(S)            OVERSEEN BY   OTHER DIRECTORSHIPS
DIRECTOR                    REGISTRANT   TIME SERVED*   DURING PAST 5 YEARS                DIRECTOR**    HELD BY DIRECTOR
--------------------------- ------------ -------------- ---------------------------------- ------------- ---------------------------
Charles A. Fiumefreddo (71) Chairman and Chairman of    Chairman and Director or Trustee   197           None.
c/o Morgan Stanley Trust    Director of  the Board and  of the Retail Funds (since July
Harborside Financial Center the Board    Director since 1991) and the Institutional Funds
Plaza Two 3rd Floor                      July 2003      (since July 2003); formerly Chief
Jersey City, NJ 07311                                   Executive Officer of the Retail
                                                        Funds (until September 2002).

James F. Higgins (56)       Director     Director since Director or Trustee of the Retail  197           Director of AXA Financial,
c/o Morgan Stanley Trust                 July 2003      Funds (since June 2000) and the                  Inc. and The Equitable Life
Harborside Financial Center                             Institutional Funds (since July                  Assurance Society of the
Plaza Two 2nd Floor                                     2003); Senior Advisor of Morgan                  United States (financial
Jersey City, NJ 07311                                   Stanley (since August 2000);                     services).
                                                        Director of Morgan Stanley
                                                        Distributors Inc. and Dean Witter
                                                        Realty Inc.; previously President
                                                        and Chief Operating Officer of the
                                                        Private Client Group of Morgan
                                                        Stanley (May 1999-August 2000),
                                                        and President and Chief Operating
                                                        Officer of Individual Securities
                                                        of Morgan Stanley (February
                                                        1997-May 1999).

----------
* This is the earliest date the Director began serving the Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP and Morgan Stanley Investment Advisors Inc.).

Additional information about the Fund's Directors can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-548-7786 or by accessing the Morgan Stanley Investment Management's website at www.morganstanley.com/im. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at www.sec.gov.

                                          2004 ANNUAL REPORT

                                          December 31, 2004

DIRECTOR AND OFFICER INFORMATION (CONT'D)

OFFICERS:

                                             POSITION(S)      TERM OF OFFICE
                                             HELD WITH        AND LENGTH OF
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER   REGISTRANT       TIME SERVED*      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------------------------  ---------------  ----------------  --------------------------------------------------
Mitchell M. Merin (51)                       President        President         President and Chief Operating Officer of Morgan
Morgan Stanley Investment Management Inc.                     since July        Stanley Investment Management Inc.; President,
1221 Avenue of the Americas 33rd Floor                        2003              Director and Chief Executive Officer of Morgan
New York, NY 10020                                                              Stanley Investment Advisors Inc. and Morgan
                                                                                Stanley Services Company Inc.; Chairman and
                                                                                Director of Morgan Stanley Distributors Inc.;
                                                                                Chairman and Director of Morgan Stanley Trust;
                                                                                Director of various Morgan Stanley subsidiaries;
                                                                                President of the Institutional Funds (since July
                                                                                2003) and President of the Retail Funds (since May
                                                                                1999); Director (since July 2003) and President
                                                                                (since December 2002) of the Van Kampen Closed-End
                                                                                Funds; Trustee (since May 1999) and President
                                                                                (since October 2002) of the Van Kampen Open-End
                                                                                Funds.

Ronald E. Robison (65)                       Executive        Executive Vice    Principal Executive Officer of Funds in the Fund
Morgan Stanley Investment Management Inc.    Vice President   President and     complex (since May 2003); Managing Director of
1221 Avenue of the Americas 33rd Floor       and Principal    Principal         Morgan Stanley & Co. Incorporated, Managing
New York, NY 10020                           Executive        Executive         Director of Morgan Stanley; Managing Director,
                                             Officer          Officer since     Chief Administrative Officer and Director of
                                                              July 2003         Morgan Stanley Investment Advisors Inc. and Morgan
                                                                                Stanley Services Company Inc.; Director of Morgan
                                                                                Stanley Trust; Managing Director and Director of
                                                                                Morgan Stanley Distributors Inc.; Executive Vice
                                                                                President and Principal Executive Officer of the
                                                                                Retail Funds (since April 2003) and the
                                                                                Institutional Funds (since July 2003); previously
                                                                                President and Director of the Retail Funds (March
                                                                                2001 - July 2003) and Chief Global Operations
                                                                                Officer and Managing Director of Morgan Stanley
                                                                                Investment Management Inc.

Joseph J. McAlinden (61)                     Vice President   Vice President    Managing Director and Chief Investment Officer of
Morgan Stanley Investment Management Inc.                     since July        Morgan Stanley Investment Advisors Inc. and Morgan
1221 Avenue of the Americas 33rd Floor                        2003              Stanley Investment Management Inc.; Director of
New York, NY 10020                                                              Morgan Stanley Trust; Chief Investment Officer of
                                                                                the Van Kampen Funds; Vice President of the
                                                                                Institutional Funds (since July 2003) and the
                                                                                Retail Funds (since July 1995).

Barry Fink (49)                              Vice President   Vice President    General Counsel (since May 2000) and Managing
Morgan Stanley Investment Management Inc.                     since July        Director (since December 2000) of Morgan Stanley
1221 Avenue of the Americas 22nd Floor                        2003              Investment Management; Managing Director (since
New York, NY 10020                                                              December 2000), Secretary (since February 1997)
                                                                                and Director (since July 1998) of Morgan Stanley
                                                                                Investment Advisors Inc. and Morgan Stanley
                                                                                Services Company Inc.; Vice President of the
                                                                                Retail Funds; Assistant Secretary of Morgan
                                                                                Stanley DW Inc.; Vice President of the
                                                                                Institutional Funds (since July 2003); Managing
                                                                                Director, Secretary and Director of Morgan Stanley
                                                                                Distributors Inc.; previously Secretary of the
                                                                                Retail Funds and General Counsel (February 1997-
                                                                                April 2004) of the Retail Funds; Vice President
                                                                                and Assistant General Counsel of Morgan Stanley
                                                                                Investment Advisors Inc. and Morgan Stanley
                                                                                Services Company Inc. (February 1997- December
                                                                                2001).

Amy R. Doberman (42)                         Vice President   Vice President    Managing Director and General Counsel, U.S.
Morgan Stanley Investment Management Inc.                     since July        Investment Management; Managing Director of the
1221 Avenue of the Americas 22nd Floor                        2004              Investment Manager and Morgan Stanley Investment
New York, NY 10020                                                              Advisor Inc.; Vice President of the Institutional
                                                                                and Retail Funds (since July 2004); Vice President
                                                                                of the Van Kampen Funds (since August 2004);
                                                                                previously, Managing Director and General Counsel
                                                                                - Americas, UBS Global Asset Management (July
                                                                                2000-July 2004) and General Counsel, Aeltus
                                                                                Investment Management, Inc. (January 1997-July
                                                                                2000).

Carsten Otto (41)                            Chief            Chief             Executive Director and U.S. Director of Compliance
Morgan Stanley Investment Management Inc.    Compliance       Compliance        for Morgan Stanley Investment Management (since
1221 Avenue of the Americas 22nd Floor       Officer          Officer since     October 2004); Executive Director of Morgan
New York, NY 10020                                            2004              Stanley Investment Advisors Inc. and Morgan
                                                                                Stanley Investment Management Inc.; formerly
                                                                                Assistant Secretary and Assistant General Counsel
                                                                                of the Morgan Stanley Retail Funds.

Stefanie V. Chang (38)                       Vice President   Vice President    Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                     since             Incorporated, Morgan Stanley Investment Management
1221 Avenue of the Americas 22nd Floor                        December          Inc. and Morgan Stanley Investment Advisors Inc.;
New York, NY 10020                                            1997              Vice President of the Institutional Funds and the
                                                                                Retail Funds; formerly practiced law with the New
                                                                                York law firm of Rogers & Wells (now Clifford
                                                                                Chance US LLP).

James W. Garrett (36)                        Treasurer and    Treasurer         Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.    Chief            since February    Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas 34th Floor       Financial        2002; Chief       Management Inc.; Treasurer and Chief Financial
New York, NY 10020                           Officer          Financial         Officer of the Institutional Funds; previously
                                                              Officer since     with PriceWaterhouse LLP (now
                                                              July 2003         PriceWaterhouseCoopers LLP).

Michael J. Leary (38)                        Assistant        Assistant         Assistant Director and Vice President of Fund
J.P. Morgan Investor Services Co.            Treasurer        Treasurer         Administration, JPMorgan Investor Services Co.
73 Tremont Street                                             since March       (formerly Chase Global Funds Services Company);
Boston, MA 02108                                              2003              formerly Audit Manager at Ernst & Young LLP.

Mary E. Mullin (37)                          Secretary        Secretary         Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                     since June        Incorporated, Morgan Stanley Investment Management
1221 Avenue of the Americas 22nd Floor                        1999              Inc. and Morgan Stanley Investment Advisors Inc.;
New York, NY 10020                                                              Secretary of the Institutional Funds and (since
                                                                                July 2003) the Retail Funds; formerly practiced
                                                                                law with the New York law firms of McDermott, Will
                                                                                & Emery and Skadden, Arps, Slate, Meagher & Flom
                                                                                LLP.

----------
* This is the date the Officer began serving the Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

2004 ANNUAL REPORT

December 31, 2004

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, NY 10020

DISTRIBUTOR
Morgan Stanley & Co., Incorporated
1221 Avenue of the Americas
New York, NY 10020

CUSTODIAN
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017

LEGAL COUNSEL
Clifford Chance US LLP
31 West 52nd Street
New York, NY 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

REPORTING TO SHAREHOLDERS

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by the prospectuses of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call 1-800-548-7786.

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.


Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, NY 10020
MSIF: (800) 548-7786

(C)2005 Morgan Stanley

[MORGAN STANLEY LOGO]
                                                          1231-fibaleqseman-0205

Item 2. Code of Ethics.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)    No information need be disclosed pursuant to this paragraph.

(c) The Fund has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto to delete from the end of the following paragraph on page 2 of the Code the phrase "to the detriment of the Fund."

(d)    Not applicable.

(e)    Not applicable.

(f)

       (1)    The Fund's Code of Ethics is attached hereto as Exhibit A.

       (2)    Not applicable.

       (3)    Not applicable.

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that it has two "audit committee financial experts" serving on its audit committee, each of whom are "independent" Directors: Dr. Manuel H. Johnson and Joseph J. Kearns. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

           2004                            REGISTRANT     COVERED ENTITIES(1)
AUDIT FEES                                 $  461,270                  N/A

NON-AUDIT FEES
     AUDIT-RELATED FEES                    $                $      115,000 (2)
     TAX FEES                              $   43,750 (3)   $      100,829 (4)
     ALL OTHER FEES                        $                $       60,985 (6)
TOTAL NON-AUDIT FEES                       $   43,750       $      276,814

TOTAL                                      $  505,020       $      276,814

           2003                            REGISTRANT     COVERED ENTITIES(1)
AUDIT FEES                                 $  539,617                  N/A

NON-AUDIT FEES
     AUDIT-RELATED FEES                    $                $       93,000 (2)
     TAX FEES                              $   54,693 (3)   $      163,414 (5)
     ALL OTHER FEES                        $                $      341,775 (6)
TOTAL NON-AUDIT FEES                       $   54,693       $      598,189

TOTAL                                      $  594,310       $      598,189

N/A- Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax returns.

(4) Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5) All Other Fees represent attestation services provided in connection with performance presentation standards.

(6) All Other Fees represent attestation services provided in connection with performance presentation standards, general industry education seminars provided, and a regulatory review project performed.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                                 AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                  MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

                    AS ADOPTED AND AMENDED JULY 23, 2004,(1)

-      Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("GENERAL PRE-APPROVAL"); or require the specific pre-approval of the Audit Committee or its delegate ("SPECIFIC PRE-APPROVAL"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

----------
(1) This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "POLICY"), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

-      Delegation

As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

-      Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

-      Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

-      Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

-      All Other Services

The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

-      Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

-      Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

-      Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

-      Covered Entities

Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

       MORGAN STANLEY RETAIL FUNDS
       Morgan Stanley Investment Advisors Inc.
       Morgan Stanley & Co. Incorporated
       Morgan Stanley DW Inc.
       Morgan Stanley Investment Management Inc.
       Morgan Stanley Investment Management Limited
       Morgan Stanley Investment Management Private Limited
       Morgan Stanley Asset & Investment Trust Management Co., Limited Morgan Stanley Investment Management Company
       Van Kampen Asset Management gt
       Morgan Stanley Services Company, Inc.
       Morgan Stanley Distributors Inc.
       Morgan Stanley Trust FSB

       MORGAN STANLEY INSTITUTIONAL FUNDS
       Morgan Stanley Investment Management Inc.
       Morgan Stanley Investment Advisors Inc.
       Morgan Stanley Investment Management Limited
       Morgan Stanley Investment Management Private Limited
       Morgan Stanley Asset & Investment Trust Management Co., Limited Morgan Stanley Investment Management Company
       Morgan Stanley & Co. Incorporated
       Morgan Stanley Distribution, Inc.
       Morgan Stanley AIP GP LP
       Morgan Stanley Alternative Investment Partners LP

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (attached hereto).

(f)    Not applicable.

(g)    See table above.

(h) The audit committee of the Board of Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:
Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manual H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid.

(b) Not applicable.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11 - Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Morgan Stanley Institutional Fund, Inc.
            --------------------------------------------------------------------

By: /s/ Ronald E. Robison
   -----------------------------------------------------------------------------
Name:    Ronald E. Robison
Title:   Principal Executive Officer
Date:    2/17/2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
   -----------------------------------------------------------------------------
Name:    Ronald E. Robison
Title:   Principal Executive Officer
Date:    2/17/2005

By: /s/ James W. Garrett
   -----------------------------------------------------------------------------
Name:    James W. Garrett
Title:   Chief Financial Officer
Date:    2/17/2005